UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2019
Columbia Government Money Market Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Government Money Market Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended July 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	1.83	0.56	0.29
Class C	06/26/00	1.83	0.57	0.29
Institutional Class*	04/30/10	1.83	0.57	0.29
Institutional 2 Class	12/11/06	1.96	0.66	0.34
Institutional 3 Class*	03/01/17	2.02	0.67	0.35
Class R*	08/03/09	1.82	0.57	0.31
The Fund’s share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each share class.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Columbia Government Money Market Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Portfolio breakdown (%) (at July 31, 2019)
Repurchase Agreements	11.5
U.S. Government & Agency Obligations	80.8
U.S. Treasury Obligations	7.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Government Money Market Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.40	1,022.36	2.44	2.46	0.49
Class C	1,000.00	1,000.00	1,009.40	1,022.36	2.44	2.46	0.49
Institutional Class	1,000.00	1,000.00	1,009.40	1,022.36	2.44	2.46	0.49
Institutional 2 Class	1,000.00	1,000.00	1,009.80	1,023.01	1.79	1.81	0.36
Institutional 3 Class	1,000.00	1,000.00	1,010.30	1,023.26	1.55	1.56	0.31
Class R	1,000.00	1,000.00	1,009.30	1,022.36	2.44	2.46	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Government Money Market Fund | Annual Report 2019	5

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 11.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party Royal Bank of Canada
dated 07/31/2019, matures 08/01/2019,
repurchase price $30,002,092 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,095)
	2.510%	30,000,000	30,000,000
Tri-party TD Securities (USA) LLC
dated 07/31/2019, matures 08/01/2019,
repurchase price $30,002,100 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,076)
	2.520%	30,000,000	30,000,000
Total Repurchase Agreements (Cost $60,000,000)			60,000,000

U.S. Government & Agency Obligations 79.1%

Federal Agricultural Mortgage Corp. Discount Notes
08/01/2019	2.180%	27,500,000	27,500,000
Federal Farm Credit Banks(a)
1-month USD LIBOR + 0.000% 05/26/2020	2.260%	7,000,000	6,995,507
SOFR + 0.080% 06/10/2021	2.470%	3,000,000	3,000,000
Federal Farm Credit Banks Discount Notes
10/02/2019	2.090%	17,000,000	16,938,809
Federal Home Loan Banks(a)
SOFR + 0.010% 12/20/2019	2.400%	3,000,000	3,000,000
SOFR + 0.025% 04/22/2020	2.410%	4,000,000	4,000,000
SOFR + 0.035% 05/08/2020	2.430%	10,000,000	9,999,677
SOFR + 0.035% 06/19/2020	2.420%	4,000,000	4,000,000
SOFR + 0.030% 07/17/2020	2.420%	4,000,000	4,000,000
SOFR + 0.075% 07/08/2021	2.460%	3,000,000	3,000,000
Federal Home Loan Banks
05/28/2020	2.510%	6,000,000	6,000,000
07/30/2020	2.150%	4,500,000	4,500,000
Federal Home Loan Banks(a),(b)
SOFR + 0.050% 01/28/2021	3.000%	4,000,000	4,000,000
Federal Home Loan Banks Discount Notes
08/02/2019	1.100%	12,000,000	11,999,274
08/05/2019	1.730%	2,000,000	1,999,526
08/07/2019	1.960%	18,000,000	17,993,235
08/08/2019	1.930%	19,000,000	18,991,966
08/09/2019	2.150%	16,000,000	15,991,520
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
08/12/2019	2.020%	18,100,000	18,087,969
08/13/2019	2.060%	18,000,000	17,986,800
08/14/2019	2.090%	18,000,000	17,985,570
08/15/2019	2.060%	18,000,000	17,984,740
08/16/2019	2.250%	12,000,000	11,988,175
08/19/2019	2.100%	4,000,000	3,995,630
08/20/2019	2.090%	16,100,000	16,081,571
08/22/2019	2.120%	7,000,000	6,991,058
08/23/2019	2.270%	7,000,000	6,990,011
08/26/2019	2.080%	12,000,000	11,982,083
08/27/2019	2.140%	17,000,000	16,973,112
09/03/2019	2.120%	11,600,000	11,577,170
09/06/2019	2.140%	6,000,000	5,987,010
09/10/2019	2.150%	6,000,000	5,985,533
09/13/2019	2.130%	5,000,000	4,987,219
09/16/2019	2.140%	18,000,000	17,950,550
10/16/2019	2.110%	28,000,000	27,876,162
10/25/2019	2.110%	16,000,000	15,920,667
Federal Home Loan Mortgage Corp.
05/29/2020	2.530%	9,000,000	9,000,000
06/04/2020	2.490%	6,000,000	6,000,340
06/04/2020	2.510%	6,000,000	6,000,000
Total U.S. Government & Agency Obligations (Cost $422,240,884)			422,240,884

U.S. Treasury Obligations 7.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury index + 0.048% 10/31/2019	2.099%	14,500,000	14,500,568
3-month U.S. Treasury index + 0.012% 01/31/2020	2.051%	15,000,000	14,998,490
3-month U.S. Treasury index + 0.045% 10/31/2020	2.096%	3,000,000	2,996,793
3-month U.S. Treasury index + 0.115% 01/31/2021	2.166%	8,000,000	7,996,678
Total U.S. Treasury Obligations (Cost $40,492,529)			40,492,529

Total Investments in Securities (Cost: $522,733,413)	522,733,413
Other Assets & Liabilities, Net	11,098,556
Net Assets	533,831,969
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of July 31, 2019.
(b)	Represents a security purchased on a when-issued basis.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	60,000,000	—	60,000,000
U.S. Government & Agency Obligations	—	422,240,884	—	422,240,884
U.S. Treasury Obligations	—	40,492,529	—	40,492,529
Total Investments in Securities	—	522,733,413	—	522,733,413
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2019	7

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $462,733,413)	$462,733,413
Repurchase agreements (cost $60,000,000)	60,000,000
Cash	17,061,905
Receivable for:
Capital shares sold	1,527,305
Interest	272,889
Expense reimbursement due from Investment Manager	1,875
Prepaid expenses	4,991
Other assets	3,719
Total assets	541,606,097
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	4,000,000
Capital shares purchased	2,616,453
Distributions to shareholders	836,292
Management services fees	5,716
Transfer agent fees	68,393
Compensation of board members	157,702
Other expenses	89,572
Total liabilities	7,774,128
Net assets applicable to outstanding capital stock	$533,831,969
Represented by
Paid in capital	533,718,042
Total distributable earnings (loss) (Note 2)	113,927
Total - representing net assets applicable to outstanding capital stock	$533,831,969
Class A
Net assets	$380,308,874
Shares outstanding	379,956,909
Net asset value per share	$1.00
Class C
Net assets	$7,540,521
Shares outstanding	7,537,598
Net asset value per share	$1.00
Institutional Class
Net assets	$69,330,568
Shares outstanding	69,305,521
Net asset value per share	$1.00
Institutional 2 Class
Net assets	$4,673,947
Shares outstanding	4,670,703
Net asset value per share	$1.00
Institutional 3 Class
Net assets	$69,061,426
Shares outstanding	69,028,739
Net asset value per share	$1.00
Class R
Net assets	$2,916,633
Shares outstanding	2,913,920
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Annual Report 2019

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Interest	$13,879,038
Total income	13,879,038
Expenses:
Management services fees	2,309,142
Transfer agent fees
Class A	813,250
Class C	16,585
Institutional Class	156,080
Institutional 2 Class	13,285
Institutional 3 Class	5,238
Class R	7,250
Class T	15
Compensation of board members	24,513
Custodian fees	10,513
Printing and postage fees	174,991
Registration fees	106,153
Audit fees	31,250
Legal fees	12,368
Compensation of chief compliance officer	122
Other	25,703
Total expenses	3,706,458
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(876,983)
Total net expenses	2,829,475
Net investment income	11,049,563
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	166,953
Net realized gain	166,953
Net realized and unrealized gain	166,953
Net increase in net assets resulting from operations	$11,216,516
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2019	9

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$11,049,563	$5,419,573
Net realized gain	166,953	—
Net increase in net assets resulting from operations	11,216,516	5,419,573
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,550,968)
Class C	(156,673)
Institutional Class	(1,433,092)
Institutional 2 Class	(458,443)
Institutional 3 Class	(1,259,864)
Class R	(67,647)
Class T	(120)
Net investment income
Class A		(4,355,364)
Class C		(124,100)
Institutional Class		(853,305)
Institutional 2 Class		(19,215)
Institutional 3 Class		(44,887)
Class R		(42,401)
Class T		(199)
Total distributions to shareholders (Note 2)	(10,926,807)	(5,439,471)
Decrease in net assets from capital stock activity	(17,081,808)	(220,978,501)
Total decrease in net assets	(16,792,099)	(220,998,399)
Net assets at beginning of year	550,624,068	771,622,467
Net assets at end of year	$533,831,969	$550,624,068
Excess of distributions over net investment income	$(53,026)	$(175,782)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	117,585,935	117,585,934	68,283,466	68,300,627
Distributions reinvested	7,416,717	7,416,717	4,287,420	4,287,420
Redemptions	(178,229,763)	(178,226,142)	(271,049,525)	(271,074,733)
Net decrease	(53,227,111)	(53,223,491)	(198,478,639)	(198,486,686)
Class B
Redemptions	—	—	(10,000)	(9,372)
Net decrease	—	—	(10,000)	(9,372)
Class C
Subscriptions	10,067,517	10,067,518	6,574,574	6,574,573
Distributions reinvested	148,402	148,402	116,913	116,913
Redemptions	(9,721,655)	(9,721,338)	(17,113,501)	(17,112,321)
Net increase (decrease)	494,264	494,582	(10,422,014)	(10,420,835)
Institutional Class
Subscriptions	55,944,902	55,944,902	79,552,935	79,552,934
Distributions reinvested	1,380,047	1,380,047	810,050	810,051
Redemptions	(82,273,160)	(82,269,116)	(101,125,704)	(101,120,061)
Net decrease	(24,948,211)	(24,944,167)	(20,762,719)	(20,757,076)
Institutional 2 Class
Subscriptions	57,740,579	57,740,579	2,528,666	2,528,667
Distributions reinvested	432,139	432,139	18,959	18,959
Redemptions	(55,420,639)	(55,429,676)	(2,067,440)	(2,067,440)
Net increase	2,752,079	2,743,042	480,185	480,186
Institutional 3 Class
Subscriptions	79,471,937	79,471,936	11,981,878	11,981,878
Distributions reinvested	1,259,653	1,259,653	44,772	44,772
Redemptions	(22,014,626)	(22,014,626)	(2,379,293)	(2,379,293)
Net increase	58,716,964	58,716,963	9,647,357	9,647,357
Class R
Subscriptions	5,363,964	5,363,963	6,079,967	6,079,966
Distributions reinvested	65,961	65,961	41,574	41,574
Redemptions	(6,279,855)	(6,278,804)	(7,542,445)	(7,541,854)
Net decrease	(849,930)	(848,880)	(1,420,904)	(1,420,314)
Class T
Distributions reinvested	52	52	109	109
Redemptions	(19,911)	(19,909)	(11,871)	(11,870)
Net decrease	(19,859)	(19,857)	(11,762)	(11,761)
Total net decrease	(17,081,804)	(17,081,808)	(220,978,496)	(220,978,501)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2019	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Class C
Year Ended 7/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Institutional Class
Year Ended 7/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Institutional 2 Class
Year Ended 7/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Institutional 3 Class
Year Ended 7/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017(d)	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.83%	$380,309
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51% (c)	0.86%	$433,330
Year Ended 7/31/2017	$1.00	0.06%	0.67%	0.52% (c)	0.03%	$631,833
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31% (c)	0.01%	$1,329,247
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$1,423,534
Class C
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.85%	$7,541
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51% (c)	0.85%	$7,042
Year Ended 7/31/2017	$1.00	0.09%	0.67%	0.52% (c)	0.05%	$17,463
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31% (c)	0.01%	$24,137
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$25,847
Institutional Class
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.82%	$69,331
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51% (c)	0.90%	$94,239
Year Ended 7/31/2017	$1.00	0.10%	0.67%	0.52% (c)	0.06%	$114,998
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.32% (c)	0.01%	$163,069
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$141,674
Institutional 2 Class
Year Ended 7/31/2019	$1.00	1.96%	0.52%	0.36%	2.06%	$4,674
Year Ended 7/31/2018	$1.00	1.07%	0.49%	0.34%	1.12%	$1,919
Year Ended 7/31/2017	$1.00	0.28%	0.44%	0.35%	0.26%	$1,439
Year Ended 7/31/2016	$1.00	0.01%	0.43%	0.31%	0.01%	$1,197
Year Ended 7/31/2015	$1.00	0.01%	0.43%	0.10%	0.01%	$645
Institutional 3 Class
Year Ended 7/31/2019	$1.00	2.02%	0.47%	0.31%	2.06%	$69,061
Year Ended 7/31/2018	$1.00	1.08%	0.46%	0.33%	1.38%	$10,312
Year Ended 7/31/2017(d)	$1.00	0.21%	0.45% (e)	0.33% (e)	0.55% (e)	$664
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2019	13

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2019	$1.00	0.02	0.00 (b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	(0.00) (b)
Year Ended 7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)
Year Ended 7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—	(0.00) (b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2019	$1.00	1.82%	0.65%	0.50%	1.84%	$2,917
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51% (c)	0.87%	$3,763
Year Ended 7/31/2017	$1.00	0.10%	0.66%	0.52% (c)	0.08%	$5,184
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.30% (c)	0.01%	$5,905
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$6,655
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2019	15

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the
16	Columbia Government Money Market Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2019:
	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	30,000,000	30,000,000	60,000,000
Total financial and derivative net assets	30,000,000	30,000,000	60,000,000
Total collateral received (pledged) (a)	30,000,000	30,000,000	60,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Government Money Market Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
July 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
18	Columbia Government Money Market Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Class C	0.19
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
Class T	0.08 (a)

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
Columbia Government Money Market Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
July 31, 2019
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2019 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class T shares, and a fee at an annual rate of up to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class C and Class R shares, respectively. For the year ended July 31, 2019, the Fund did not pay fees for Class A, Class C, Class R and Class T shares. Effective December 1, 2018 this fee suspension on Class A, Class C and Class R shares became contractual through November 30, 2019 and for Class T, through December 14, 2018. Class T shares of the Fund were redeemed or converted to Class A shares on December 14, 2018.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $751,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
CDSCs received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below. These CDSCs are from sale of shares issued by the Fund in exchange for shares of a non-money market fund subject to a CDSC that were subsequently redeemed within the CDSC timeframe imposed from the original purchase.
	Front End (%)	CDSC (%)	Amount ($)
Class A	—	—	632
Class C	—	—	2,048
Class T	2.50	—	—
The Fund’s other share classes are not subject to sales charges.
20	Columbia Government Money Market Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.60%	0.62%
Class C	1.25	1.27
Institutional Class	0.50	0.52
Institutional 2 Class	0.36	0.34
Institutional 3 Class	0.31	0.34
Class R	1.00	0.77
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, the distribution and/or shareholder services fee is not charged to Class A, Class C and Class R shares.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,926,807	—	10,926,807	5,439,471	—	5,439,471
Columbia Government Money Market Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
July 31, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,107,336	—	—	—
At July 31, 2019, the cost of all investments for federal income tax purposes was $522,733,413. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2019.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
22	Columbia Government Money Market Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 61.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Government Money Market Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
July 31, 2019
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Government Money Market Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Government Money Market Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Government Money Market Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
26	Columbia Government Money Market Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Government Money Market Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
28	Columbia Government Money Market Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Government Money Market Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Government Money Market Fund | Annual Report 2019

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Government Money Market Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Government Money Market Fund | Annual Report 2019	31

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the percentage ranking of the Fund among its comparison group, and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
32	Columbia Government Money Market Fund | Annual Report 2019

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Government Money Market Fund | Annual Report 2019	33

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly portfolio holdings
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for periods ended prior to April 30, 2019. The Fund’s Form N-Q is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP is available on the SEC’s website at sec.gov and can be obtained without a charge, upon request by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Columbia Government Money Market Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN200_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Strategic Municipal Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Strategic Municipal Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Strategic Municipal Income Fund (the Fund) seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2007
Douglas White, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	7.05	4.57	5.49
	Including sales charges		3.93	3.95	5.18
Advisor Class*		03/19/13	7.06	4.83	5.66
Class C	Excluding sales charges	06/26/00	5.98	3.79	4.71
	Including sales charges		4.98	3.79	4.71
Institutional Class*		09/27/10	7.06	4.83	5.70
Institutional 2 Class*		12/11/13	7.06	4.83	5.64
Institutional 3 Class*		03/01/17	7.38	4.72	5.57
Bloomberg Barclays Municipal Bond Index			7.31	3.77	4.63
Bloomberg Barclays High Yield Municipal Bond Index			8.08	6.35	8.13
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Strategic Municipal Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2019)
AAA rating	9.8
AA rating	23.4
A rating	32.5
BBB rating	22.7
BB rating	1.7
B rating	1.7
Not rated	8.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2019)
Illinois	11.9
Texas	10.5
New York	9.0
Pennsylvania	6.7
California	6.6
New Jersey	5.1
Colorado	3.8
Michigan	3.7
District of Columbia	3.4
Florida	3.2
Unknown State	0.8
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Strategic Municipal Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares returned 7.05% excluding sales charges. Institutional Class shares of the Fund returned 7.06%. While posting solid absolute gains, the Fund shares modestly underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 7.31% during the same time period. The Fund also underperformed the broader Bloomberg Barclays High Yield Municipal Bond Index, which returned 8.08%. Credit quality positioning, sector allocation, security selection, and yield curve and duration positioning overall generated mixed results relative to the benchmark during the period.
Tax-exempt bond market gained amid slowing economies and shifting monetary policies
Municipal bonds generated healthy gains during the period, with the bulk of the rally occurring from November 2018 onward. Municipal bonds had performed reasonably well from May 2018 through August 2018 on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new issue supply in the tax-exempt bond market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of ongoing strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as U.S. Treasury yields continued to rise on concerns the U.S. Federal Reserve (the Fed) would take a more aggressive approach to increasing interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November 2018, causing U.S. Treasury yields to fall sharply through the end of calendar year 2018. The broad fixed-income markets rallied significantly due to signs of slowing global economic growth, volatility in traditionally higher risk assets, and expectations the Fed would shift its policy and adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding U.S.-China trade disputes, negotiations surrounding Brexit (the U.K.’s exit from the European Union) and the U.S. federal government shutdown, fueled a “flight to quality” into bonds. Municipal bonds rallied as a result, pushing the major national municipal bond indices into positive territory for calendar year 2018.
The rally continued into early 2019, leading to the largest first quarter gain for the tax-exempt bond market since 2014. The first calendar quarter was also the sixth best quarter for municipal bonds in the past 30 years. During these months, municipal bonds were well supported by a backdrop of slower global economic growth and increasingly accommodative monetary policies from the world’s major central banks. Technicals, or supply/demand factors, also remained highly favorable. Record municipal bond mutual fund inflows, fueled by strong demand as a result of state and local tax deductions capped by the Tax Cuts and Jobs Act of 2017, combined with meager new issue supply to propel municipal bonds to post solid gains through the spring and mid-summer months of 2019.
For the 12-month period overall, longer term AAA-rated municipal bonds outpaced shorter term AAA-rated municipal issues, mirroring trends in the U.S. Treasury market, and lower quality municipal bonds outperformed their higher rated counterparts. The “risk on” environment of January 2019 to May 2019 led to robust investor demand for higher risk issues, lifting the returns of higher yielding municipal bonds until June and July 2019, when higher quality issues outperformed.
Positioning in pre-refunded, local general obligation and special tax sectors detracted
Having an overweighted allocation to pre-refunded bonds detracted, as pre-refunded bonds tend to be of shorter maturity and higher quality, market segments that underperformed lower quality and longer maturity bonds during the period. Having underweighted allocations to the stronger performing local general obligation and special tax sectors further detracted from the Fund’s relative performance. Issue selection among resource recovery bonds also dampened the Fund’s results, as we primarily emphasized shorter maturity bonds within the sector, which, as mentioned, underperformed longer maturity bonds during the period.
Issue selection among bonds rated BBB detracted from the Fund’s relative results during the period as did selection among below-investment-grade and non-rated issues.
Columbia Strategic Municipal Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Hospital and housing sector positioning overall boosted results
During the period, the Fund’s overweighted allocations to the hospital, housing and transportation sectors, which each significantly outperformed the benchmark during the period, and having an underweighted allocation to the state general obligation sector, which was one of the weakest performing sectors in the benchmark during the period, contributed positively to the Fund’s results. Issue selection with the transportation, education and hospital sectors proved effective as well.
Alternative minimum tax (AMT) bonds, which we had increased exposure to during the prior reporting period, outperformed the benchmark during this reporting period, as spreads, or yield differentials, tightened due to the Tax Cut and Jobs Act reducing the amount of filers subject to the AMT tax, thereby increasing the appeal and demand for the additional yield offered by AMT bonds. Further buoying the Fund’s performance during the period were New Jersey appropriation bonds, as improving economic conditions in the state narrowed spreads of many in-state credits.
From a credit quality perspective, having underweighted allocations to bonds rated AAA and AA and overweighted allocations to bonds rated A and BBB contributed positively to the Fund’s relative results, as BBB was the best performing investment-grade ratings category of the benchmark during the period, followed by A. Issue selection amongst bonds rated AAA, AA and A further boosted relative results.
The Fund’s longer duration than that of the benchmark and its overweight to bonds with maturities of 15 years and longer detracted from its relative performance through the first three months of the period, as the long-term end of the municipal bond yield curve steepened, meaning yields on longer term maturities rose more than on those of shorter term maturities. However, once the U.S. Treasury rally ensued in November 2018, municipal bonds followed the trend, and the Fund’s longer duration and yield curve positioning contributed positively, as rates declined dramatically through July 2019. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.) Additionally, the Fund’s underweight to bonds with maturities of one to five years helped, though an underweight to bonds with maturities from seven to 15 years detracted. For the period overall, the Fund’s duration and yield curve positioning added value.
Fundamental analysis drove portfolio changes
Equity market volatility and signs of a potential economic slowdown near the end of 2018 led us to prefer bonds with longer maturities and relatively higher quality issues. Typically, interest rates fall and credit spreads widen during an economic slowdown, and portfolios with greater interest rate sensitivity and higher quality tend to outperform in that environment. As such, we maintained the effective duration of the Fund longer than that of the benchmark and maintained an overweight to bonds with maturities of 15 years and longer throughout the period.
From a sector perspective, we increased the Fund’s exposure to the airport, continuing care retirement communities (CCRC) and state general obligation sectors. That said, we exited individual positions where we saw negative trends or where financial strength did not appear able to withstand an economic downturn. For instance, we sold individual issues with declining financial metrics in the charter schools, CCRC and student housing sectors. We also reduced the Fund’s exposure to pre-refunded bonds and reinvested those proceeds in securities we believed offered better total return opportunities, including those with 10- to 20-year maturities.
We tended to focus on what we believed to be higher quality issues within ratings categories and credit sectors. For example, we added to the Fund’s AAA- and AA-rated holdings in the education, airport and state and local general obligation sectors. As state and local budgets improved, we became more comfortable increasing exposure to their general obligations. In the last several months of the period, given an uptick in supply, we also increased exposure to housing bonds, which in general are rated AAA or AA and offer attractive income.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of
6	Columbia Strategic Municipal Income Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Strategic Municipal Income Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,064.40	1,020.83	4.09	4.01	0.80
Advisor Class	1,000.00	1,000.00	1,063.20	1,022.02	2.86	2.81	0.56
Class C	1,000.00	1,000.00	1,057.80	1,017.11	7.91	7.75	1.55
Institutional Class	1,000.00	1,000.00	1,063.20	1,022.02	2.86	2.81	0.56
Institutional 2 Class	1,000.00	1,000.00	1,065.90	1,022.07	2.82	2.76	0.55
Institutional 3 Class	1,000.00	1,000.00	1,066.00	1,022.32	2.56	2.51	0.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Exchange-Traded Funds 0.8%
	Shares	Value ($)
United States 0.8%
Columbia Multi-Sector Municipal Income ETF(a)	717,818	15,504,869
Total Exchange-Traded Funds (Cost $14,938,779)		15,504,869

Floating Rate Notes 3.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Indiana 0.2%
Indiana Finance Authority(b),(c)
Revenue Bonds
Parkview Health System
Series 2018D (Wells Fargo Bank)
11/01/2039	1.470%	3,790,000	3,790,000
Minnesota 0.3%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(b),(c)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.480%	4,775,000	4,775,000
New York 2.8%
City of New York(b),(c)
Unlimited General Obligation Bonds
Fiscal 2015
Subordinated Series 2015 (JPMorgan Chase Bank)
06/01/2044	1.480%	4,000,000	4,000,000
New York City Transitional Finance Authority(b),(c)
Revenue Bonds
Future Tax Secured
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	1.480%	6,550,000	6,550,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.480%	10,000,000	10,000,000
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	1.490%	10,000,000	10,000,000
06/15/2049	1.490%	1,640,000	1,640,000
Triborough Bridge & Tunnel Authority(b),(c)
Refunding Revenue Bonds
General
Subordinated Series 2018-B-3 (State Street Bank and Trust Co.)
01/01/2032	1.450%	5,980,000	5,980,000
Series 2018C (State Street Bank and Trust Co.)
01/01/2032	1.450%	16,705,000	16,705,000
Total			54,875,000
Floating Rate Notes (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Utah 0.4%
City of Murray(b),(c)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	1.480%	7,800,000	7,800,000
Total Floating Rate Notes (Cost $71,240,000)			71,240,000

Municipal Bonds 94.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.3%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2034	5.000%	4,000,000	4,586,200
Black Belt Energy Gas District
Revenue Bonds
Project Number 4
Series 2019A-1
12/01/2049	4.000%	15,000,000	16,758,000
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	2,420,000	3,290,280
Total			24,634,480
Alaska 0.4%
Alaska Industrial Development & Export Authority
Revenue Bonds
Yukon-Kuskokwim Health Corp. Project
Series 2017
12/01/2020	3.500%	2,700,000	2,713,743
City of Koyukuk
Prerefunded 10/01/19 Revenue Bonds
Tanana Chiefs Conference Health Care
Series 2011
10/01/2032	7.500%	3,665,000	3,702,640
10/01/2041	7.750%	2,000,000	2,021,360
Total			8,437,743
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.1%
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2049	4.500%	750,000	795,165
Chandler Industrial Development Authority(d)
Revenue Bonds
Intel Corp.
Series 2019 AMT
06/01/2049	5.000%	2,800,000	3,242,036
Industrial Development Authority of the City of Phoenix (The)
Refunding Revenue Bonds
Downtown Phoenix Student Housing
Series 2018
07/01/2042	5.000%	1,000,000	1,145,300
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2046	5.000%	6,500,000	7,160,595
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2048	5.000%	870,000	980,516
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017A
01/01/2041	4.000%	4,000,000	4,374,840
Maricopa County Industrial Development Authority(e)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	1,600,000	1,682,608
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	1,250,000	1,310,025
Total			20,691,085
California 6.6%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2012
07/01/2047	5.000%	4,100,000	4,359,653
California Health Facilities Financing Authority
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,688,740
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	3,218,790
02/01/2042	5.000%	1,500,000	1,728,315
California Municipal Finance Authority(e)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	1,127,270
California Municipal Finance Authority(d)
Revenue Bonds
Senior Lien
Series 2018A AMT
12/31/2047	4.000%	1,000,000	1,065,590
12/31/2047	5.000%	4,500,000	5,252,760
California School Finance Authority(e)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	2,000,000	2,331,360
07/01/2046	6.375%	150,000	174,855
California State Public Works Board
Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,000,000	5,438,550
Various Capital Projects
Series 2012A
04/01/2037	5.000%	650,000	710,463
California Statewide Communities Development Authority
Refunding Revenue Bonds
Front Porch Communities & Services
Series 2017
04/01/2042	4.000%	1,905,000	2,029,930
California Statewide Communities Development Authority(d),(e)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	554,970
City of Los Angeles Department of Airports(d)
Refunding Revenue Bonds
Los Angeles International Airport
Subordinated Series 2018 AMT
05/15/2031	5.000%	15,715,000	19,852,445
Revenue Bonds
Los Angeles International
Subordinated Series 2018 AMT
05/15/2044	5.000%	2,000,000	2,384,440

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	1,155,000	1,358,846
Series 2014A
01/15/2046	5.750%	4,250,000	4,920,012
Glendale Unified School District(f)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	636,580
09/01/2033	0.000%	1,100,000	660,561
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	16,000,000	16,159,840
Norman Y. Mineta San Jose International Airport(d)
Refunding Revenue Bonds
Series 2017A AMT
03/01/2041	5.000%	2,000,000	2,341,960
Riverside County Transportation Commission(f)
Revenue Bonds
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	1,924,950
San Francisco City & County Airport Commission - San Francisco International Airport(d)
Revenue Bonds
Series 2019A AMT
05/01/2035	5.000%	14,310,000	17,629,491
05/01/2036	5.000%	5,000,000	6,137,200
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2041	7.000%	2,000,000	2,179,460
State of California
Unlimited General Obligation Bonds
Various Purpose
10/01/2028	5.000%	5,000,000	6,517,100
Series 2010
03/01/2030	5.250%	1,000,000	1,024,060
03/01/2033	6.000%	5,625,000	5,784,356
Series 2012
04/01/2035	5.250%	4,500,000	4,987,845
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,007
Total			127,182,399
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado 3.8%
Arista Metropolitan District
Limited General Obligation Refunding & Improvement Bonds
Special Revenue
Series 2018
12/01/2038	5.000%	620,000	647,801
City & County of Denver(f)
Revenue Bonds
Series 2018-A-2
08/01/2034	0.000%	6,000,000	3,728,160
City & County of Denver Airport System(d)
Refunding Revenue Bonds
Series 2018-A AMT
12/01/2037	5.000%	5,000,000	6,035,350
Subordinated Series 2018-A AMT
12/01/2048	4.000%	3,500,000	3,769,815
Colorado Bridge Enterprise(d)
Revenue Bonds
Central 70 Project
Series 2017 AMT
06/30/2051	4.000%	6,690,000	6,972,452
Colorado Educational & Cultural Facilities Authority(e)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	788,392
07/01/2049	5.500%	700,000	738,094
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
09/15/2053	5.000%	10,000,000	11,071,400
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2042	5.000%	3,150,000	3,914,253
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	954,125
NCMC, Inc. Project
Series 2016
05/15/2031	4.000%	5,000,000	5,560,700
Revenue Bonds
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2047	5.750%	6,000,000	6,181,980
11/01/2052	6.000%	890,000	925,680

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority(g)
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	2,000,000	2,208,860
Colorado High Performance Transportation Enterprise
Revenue Bonds
C-470 Express Lanes
Series 2017
12/31/2056	5.000%	1,700,000	1,852,728
Colorado Housing & Finance Authority(g)
Revenue Bonds
Multi-Family Project
Series 2019B1
10/01/2039	3.000%	470,000	470,136
10/01/2049	3.250%	1,000,000	999,870
10/01/2054	3.400%	1,000,000	999,860
Colorado Housing & Finance Authority
Revenue Bonds
Series 2018 (GNMA)
11/01/2042	3.700%	5,000,000	5,258,550
E-470 Public Highway Authority
Revenue Bonds
Series 2010C
09/01/2026	5.375%	10,325,000	10,759,063
Total			73,837,269
Connecticut 1.3%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Subordinated Series 2018B-1
05/15/2045	4.000%	2,275,000	2,419,326
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Yale University
07/01/2027	5.000%	2,650,000	3,376,073
State of Connecticut
Unlimited General Obligation Bonds
Series 2018C
06/15/2035	5.000%	1,000,000	1,209,040
Series 2018-E
09/15/2035	5.000%	2,000,000	2,426,480
Series 2019A
04/15/2035	5.000%	3,200,000	3,911,936
04/15/2037	4.000%	10,000,000	11,175,300
Total			24,518,155
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia 3.4%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2048	6.000%	300,000	355,653
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	3,302,705
Unlimited General Obligation Bonds
Series 2019-A
10/15/2032	5.000%	9,090,000	11,577,297
10/15/2033	5.000%	15,000,000	19,019,550
Metropolitan Washington Airports Authority(d)
Refunding Revenue Bonds
Airport System
Series 2019A AMT
10/01/2032	5.000%	5,000,000	6,280,750
Metropolitan Washington Airports Authority
Refunding Revenue Bonds
Airport System
Series 2019A AMT
10/01/2033	5.000%	1,755,000	2,196,312
10/01/2034	5.000%	5,000,000	6,223,900
10/01/2035	5.000%	4,745,000	5,882,614
Series 2015B AMT
10/01/2032	5.000%	9,575,000	11,198,345
Total			66,037,126
Florida 3.3%
Capital Trust Agency, Inc.(e)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	7.000%	2,835,000	2,935,472
12/01/2050	7.125%	1,000,000	1,035,560
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	5,000,000	5,461,500
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	3,000,000	3,365,670
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2017B AMT
10/01/2040	5.000%	6,250,000	7,352,312

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp.(d),(e)
Refunding Revenue Bonds
Virgin Trains USA Pass
Series 2019 AMT
01/01/2049	6.375%	1,000,000	955,520
01/01/2049	6.500%	2,000,000	1,906,400
Florida Development Finance Corp.(e)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2034	5.875%	415,000	417,494
Renaissance Charter School
Series 2015
06/15/2046	6.125%	980,000	1,067,759
Florida Municipal Loan Council(f)
Revenue Bonds
Capital Appreciation
Series 2000A (NPFGC)
04/01/2020	0.000%	790,000	780,244
Greater Orlando Aviation Authority(d)
Revenue Bonds
Series 2016A AMT
10/01/2046	5.000%	5,000,000	5,789,300
Hillsborough County Aviation Authority(d)
Revenue Bonds
Tampa International
Subordinated Series 2018 AMT
10/01/2048	5.000%	4,700,000	5,542,663
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Series 2015A
10/01/2044	5.000%	2,220,000	2,520,455
Miami-Dade County Educational Facilities Authority
Revenue Bonds
Series 2018A
04/01/2053	5.000%	8,000,000	9,348,400
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,406,488
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,114,200
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2036	5.000%	250,000	259,710
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Presbyterian Retirement Communities
Series 2016
08/01/2036	5.000%	2,000,000	2,221,120
08/01/2041	5.000%	2,000,000	2,203,800
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2049	5.000%	2,350,000	2,606,808
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	3,335,000	3,928,030
Total			63,218,905
Georgia 2.8%
Brookhaven Development Authority(g)
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2044	4.000%	7,000,000	7,709,380
Burke County Development Authority
Revenue Bonds
Georgia Power Co. Plant Vogtle Project
Series 2019
10/01/2032	2.250%	1,800,000	1,832,580
Cherokee County Water & Sewer Authority
Unrefunded Revenue Bonds
Series 1995 (NPFGC)
08/01/2025	5.200%	2,665,000	3,108,456
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2041	4.000%	1,000,000	1,089,780
DeKalb County Hospital Authority
Prerefunded 09/01/20 Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2040	6.125%	6,250,000	6,569,000
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
12/01/2048	6.250%	4,000,000	4,144,040
12/01/2053	6.500%	1,900,000	1,985,690
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,161,680

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	4,280,000	4,978,325
Unrefunded Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2010A
02/15/2045	5.500%	1,330,000	1,357,930
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
06/01/2048	3.750%	5,960,000	6,210,141
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2019B
08/01/2049	4.000%	7,400,000	8,269,870
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
12/01/2038	6.125%	3,515,000	3,699,537
12/01/2048	6.250%	1,960,000	2,060,156
Total			54,176,565
Hawaii 0.5%
City & County of Honolulu
Unlimited General Obligation Bonds
Honolulu Rail Transit Project
09/01/2030	5.000%	6,000,000	7,647,660
Hawaii Pacific Health
Prerefunded 07/01/20 Revenue Bonds
Series 2010B
07/01/2030	5.625%	280,000	291,275
07/01/2040	5.750%	370,000	385,322
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2037	5.250%	705,000	778,299
Total			9,102,556
Idaho 0.4%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2044	8.000%	4,365,000	4,928,653
10/01/2049	8.125%	1,635,000	1,851,343
Total			6,779,996
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 12.0%
Chicago Board of Education
Special Tax Bonds
Series 2017
04/01/2042	5.000%	1,600,000	1,761,168
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2046	5.000%	3,000,000	3,261,000
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,149,620
Series 2018
12/01/2046	5.000%	2,500,000	2,739,350
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2034	5.000%	500,000	590,870
Chicago Board of Education(e)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,615,000	4,508,990
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,343,260
Series 2014B
01/01/2035	5.000%	5,000,000	5,650,400
Chicago O’Hare International Airport(d)
Refunding Revenue Bonds
Senior Lien
01/01/2037	5.000%	2,000,000	2,397,560
Revenue Bonds
General Senior Lien
Series 2017D AMT
01/01/2042	5.000%	8,895,000	10,242,770
01/01/2052	5.000%	8,030,000	9,157,251
Senior Lien
Series 2017G AMT
01/01/2042	5.000%	2,650,000	3,051,528
01/01/2047	5.000%	1,000,000	1,145,180
Series 2017J AMT
01/01/2037	5.000%	2,000,000	2,328,320
TriPs Obligated Group
Series 2018 AMT
07/01/2038	5.000%	1,000,000	1,165,570
07/01/2048	5.000%	800,000	922,552

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago O’Hare International Airport
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,589,796
Series 2015D
01/01/2046	5.000%	4,390,000	4,938,135
Unrefunded Revenue Bonds
General Third Lien
Series 2011
01/01/2039	5.750%	295,000	312,927
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,841,681
City of Chicago
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2035	5.250%	4,500,000	4,632,615
Series 2012A
01/01/2033	5.000%	5,000,000	5,213,450
Series 2015A
01/01/2033	5.500%	1,350,000	1,506,857
Series 2017A
01/01/2038	6.000%	4,185,000	4,899,170
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2035	5.000%	1,000,000	1,069,560
01/01/2036	5.000%	11,745,000	12,538,610
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	585,973
Revenue Bonds
2nd Lien
Series 2012
01/01/2025	5.000%	5,000,000	5,383,700
01/01/2042	5.000%	5,000,000	5,263,500
Series 2014
01/01/2034	5.000%	1,000,000	1,096,560
01/01/2039	5.000%	2,000,000	2,166,000
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2031	5.000%	2,000,000	2,170,480
Series 2014
11/01/2044	5.000%	650,000	716,300
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016
11/01/2030	5.000%	10,775,000	12,624,313
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	5,278,650
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	900,000	1,036,521
Illinois Development Finance Authority(f)
Subordinated Revenue Bonds
Regency
Series 1990-RMK Escrowed to Maturity
04/15/2020	0.000%	13,745,000	13,619,508
Illinois Finance Authority
Prerefunded 02/15/20 Revenue Bonds
Swedish Covenant
Series 2010A
08/15/2038	6.000%	2,475,000	2,539,103
Prerefunded 08/15/19 Revenue Bonds
Silver Cross & Medical Centers
Series 2009
08/15/2038	6.875%	8,200,000	8,216,810
Refunding Revenue Bonds
Rush University Medical Center
Series 2015B
11/15/2039	5.000%	1,810,000	2,030,494
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,696,290
Unrefunded Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	395,000	400,277
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project
Series 2010B-2
06/15/2050	5.000%	5,000,000	5,073,350
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,025,000	3,335,456
Metropolitan Pier & Exposition Authority(f)
Revenue Bonds
Capital Appreciation
Series 1993A Escrowed to Maturity (FGIC)
06/15/2021	0.000%	1,870,000	1,824,559

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,436,000
State of Illinois
Unlimited General Obligation Bonds
Series 2013
07/01/2026	5.500%	1,955,000	2,154,175
07/01/2033	5.500%	5,000,000	5,454,550
07/01/2038	5.500%	875,000	946,435
Series 2016
01/01/2026	5.000%	2,965,000	3,346,299
11/01/2027	5.000%	2,785,000	3,159,137
Series 2017A
12/01/2035	5.000%	1,345,000	1,473,999
12/01/2036	5.000%	5,000,000	5,461,800
Series 2018A
05/01/2032	5.000%	2,500,000	2,827,225
05/01/2033	5.000%	5,000,000	5,636,200
05/01/2039	5.000%	4,320,000	4,780,080
05/01/2040	5.000%	6,005,000	6,627,779
05/01/2041	5.000%	6,000,000	6,609,720
Series 2018B
05/01/2027	5.000%	4,950,000	5,667,354
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2031	5.000%	2,500,000	2,846,925
Total			231,443,712
Indiana 0.2%
City of Whiting(d)
Refunding Revenue Bonds
BP Products North America
Series 2019 AMT
12/01/2044	5.000%	3,200,000	3,840,096
Iowa 1.4%
Iowa Finance Authority
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2048	5.125%	1,750,000	1,839,775
Genesis Health System
Series 2013
07/01/2033	5.000%	5,000,000	5,560,200
Lifespace Communities, Inc.
Series 2018-A
05/15/2043	5.000%	5,000,000	5,517,900
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PEFA, Inc.
Revenue Bonds
Series 2019
09/01/2049	5.000%	12,000,000	14,250,960
Total			27,168,835
Kansas 0.2%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	4,222,213
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Prerefunded 06/01/20 Revenue Bonds
Owensboro Medical Health System
Series 2010A
03/01/2045	6.500%	2,950,000	3,076,998
Series 2010B
03/01/2040	6.375%	1,700,000	1,771,587
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,360,392
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2036	5.000%	1,000,000	1,189,040
Total			7,398,017
Louisiana 0.7%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	3,995,000	4,348,078
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	1,750,000	1,849,820
Louisiana Public Facilities Authority
Refunding Revenue Bonds
19th Judicial District Court
Series 2015 (AGM)
06/01/2036	5.000%	1,000,000	1,152,050
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,300,240

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2057	5.000%	1,500,000	1,693,215
New Orleans Aviation Board(d)
Revenue Bonds
General Airport-North Terminal
Series 2017B AMT
01/01/2048	5.000%	1,275,000	1,452,442
Total			12,795,845
Maryland 1.5%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2039	3.200%	7,475,000	7,609,102
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,356,060
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	3,665,000	3,936,796
State of Maryland
Unlimited General Obligation Bonds
Series 2017A
03/15/2026	5.000%	2,845,000	3,516,164
State and Local Facilities Loan
Series 2019
03/15/2032	5.000%	10,000,000	12,854,900
Total			29,273,022
Massachusetts 2.0%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	500,000	637,275
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Harvard University
Series 2016A
07/15/2040	5.000%	8,730,000	12,337,323
UMass Memorial Healthcare
Series 2017
07/01/2044	4.000%	7,500,000	7,940,100
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	2,265,700
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Series 2017A AMT
07/01/2026	5.000%	1,650,000	1,980,330
Subordinated Series 2017B AMT
07/01/2046	4.250%	3,000,000	3,190,410
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2037	5.000%	2,200,000	2,221,494
Massachusetts Port Authority(d)
Refunding Revenue Bonds
Series 2019A AMT
Series 2019
07/01/2031	5.000%	7,065,000	8,910,308
Total			39,482,940
Michigan 3.8%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,700,000	1,848,699
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,500,000	1,594,665
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	505,000	555,333
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,615,000	7,587,273
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	488,588
Series 2015
11/15/2045	5.000%	1,220,000	1,374,513
Trinity Health Corp.
Series 2017
12/01/2042	5.000%	500,000	591,840

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	7,500,000	8,526,750
Henry Ford Health System
Series 2019A
11/15/2048	5.000%	1,320,000	1,576,700
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	1,000,000	1,156,020
07/01/2035	5.000%	5,000,000	5,765,000
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
12/01/2033	3.600%	1,800,000	1,912,122
10/01/2043	4.000%	2,300,000	2,450,535
Series 2019A-1
10/01/2044	3.250%	1,500,000	1,515,510
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	4,237,381
10/01/2047	3.850%	5,000,000	5,217,250
Michigan Strategic Fund(d)
Revenue Bonds
I-75 Improvement Project
Series 2018 AMT
12/31/2043	5.000%	15,500,000	18,192,815
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	7,420,152
Wayne County Airport Authority(d)
Revenue Bonds
Series 2017B AMT
12/01/2042	5.000%	700,000	817,698
Total			72,828,844
Minnesota 2.5%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	3,000,000	3,048,030
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	1,000,000	1,023,230
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
08/01/2036	5.000%	835,000	914,083
08/01/2043	5.250%	500,000	546,815
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017
05/01/2021	3.000%	1,450,000	1,449,797
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	4,357,840
City of Wayzata(g)
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2044	4.000%	1,500,000	1,521,960
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2048	4.250%	6,500,000	7,107,100
02/15/2053	5.000%	8,000,000	9,246,320
Essential Health Obligated Group
02/15/2043	5.000%	2,000,000	2,339,600
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2031	0.000%	2,340,000	1,730,219
02/01/2034	0.000%	1,565,000	1,018,267
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2040	5.000%	400,000	486,352
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018
09/01/2021	3.750%	3,900,000	3,917,082
Union Flats Apartments Project
Series 2017B
02/01/2022	2.750%	2,125,000	2,125,000
Minneapolis-St. Paul Metropolitan Airports Commission(d)
Refunding Revenue Bonds
Subordinated Series 2016D AMT
01/01/2041	5.000%	750,000	870,930

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2040	6.000%	2,250,000	2,480,985
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	610,000	673,782
Perham Hospital District
Prerefunded 03/01/20 Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2035	6.350%	1,000,000	1,030,050
03/01/2040	6.500%	700,000	721,602
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,850,000	2,581,872
Total			49,190,916
Missouri 1.5%
Arnold Retail Corridor Transportation Development District
Revenue Bonds
Series 2010
05/01/2038	6.650%	5,000,000	5,008,550
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2036	5.000%	750,000	853,477
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project
Series 2010
11/01/2025	6.000%	30,000	30,024
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2044	4.000%	2,000,000	2,194,140
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
Mercy Health
Series 2017C
11/15/2036	4.000%	1,500,000	1,653,405
Revenue Bonds
Lutheran Senior Services
Series 2011
02/01/2041	6.000%	650,000	682,572
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014
02/01/2044	5.000%	2,275,000	2,446,171
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	1,120,340
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights Project
Series 2010A
05/15/2039	8.250%	3,000,000	3,162,930
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,398,197
05/15/2050	5.250%	500,000	551,630
Missouri Development Finance Board
Revenue Bonds
St. Joseph Sewage System Improvements
Series 2011
05/01/2031	5.250%	500,000	514,475
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,430,000
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,600,365
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,190,851
09/01/2042	5.000%	2,000,000	2,103,560
Total			29,940,687
Montana 0.1%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	520,000	553,420
Montana Board of Housing
Revenue Bonds
Series 2017B-2
12/01/2042	3.500%	535,000	547,744
12/01/2047	3.600%	705,000	721,532
Total			1,822,696

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska 0.5%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,736,150
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,132,360
Nebraska Investment Finance Authority
Revenue Bonds
Series 2018A
09/01/2033	3.550%	2,800,000	2,988,384
Total			9,856,894
Nevada 0.5%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,600,000	2,812,628
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	845,000	967,170
County of Clark Department of Aviation
Revenue Bonds
Las Vegas-McCarran International Airport
Series 2010A
07/01/2034	5.125%	4,250,000	4,314,515
State of Nevada Department of Business & Industry(e)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	613,691
Series 2018A
12/15/2038	5.000%	415,000	443,647
Total			9,151,651
New Hampshire 0.3%
New Hampshire Business Finance Authority(d)
Refunding Revenue Bonds
Waste Management
Series 2019 AMT
07/01/2027	2.150%	3,000,000	3,053,580
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	977,755
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village Entrance Fee
Series 2017
07/01/2022	3.500%	2,000,000	2,002,160
Total			6,033,495
New Jersey 5.1%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	340,000	397,501
03/01/2042	4.000%	1,250,000	1,345,400
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,156,530
Garden State Preservation Trust(f)
Revenue Bonds
Capital Appreciation
Series 2003B (AGM)
11/01/2022	0.000%	10,000,000	9,548,600
New Jersey Economic Development Authority
Refunding Revenue Bonds
Series 2015XX
06/15/2024	5.000%	2,000,000	2,292,460
Subordinated Series 2017A
07/01/2030	3.375%	2,000,000	2,040,660
Revenue Bonds
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	548,590
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	1,200,000	1,285,596
Series 2015WW
06/15/2040	5.250%	375,000	417,937
Series 2017DDD
06/15/2042	5.000%	1,000,000	1,122,910
New Jersey Higher Education Student Assistance Authority(d)
Revenue Bonds
Series 2018A AMT
12/01/2034	4.000%	400,000	434,856
12/01/2035	4.000%	400,000	433,288

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D AMT
11/01/2037	4.250%	1,525,000	1,630,530
Single Family Housing
Series 2018 AMT
10/01/2032	3.800%	2,445,000	2,589,842
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Single Family Housing
Series 2019C
10/01/2039	3.850%	3,280,000	3,494,873
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2030	5.000%	4,000,000	4,690,400
Transportation System
Series 2018-A
12/15/2035	5.000%	5,000,000	5,822,300
Revenue Bonds
Transportation Program
Series 2013AA
06/15/2044	5.000%	8,090,000	8,687,284
Series 2015AA
06/15/2041	5.250%	5,000,000	5,579,550
Series 2019
06/15/2046	5.000%	3,500,000	3,976,805
New Jersey Transportation Trust Fund Authority(f)
Revenue Bonds
Capital Appreciation Transportation System
Series 2010A
12/15/2030	0.000%	6,000,000	4,317,600
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2040	5.000%	1,000,000	1,199,990
Series 2017E
01/01/2032	5.000%	2,500,000	3,095,575
Series 2017G
01/01/2034	4.000%	15,160,000	17,088,807
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B AMT
01/01/2048	5.000%	2,900,000	3,270,939
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	12,080,000	13,069,956
Total			99,538,779
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2039	5.000%	1,225,000	1,388,868
07/01/2049	5.000%	1,350,000	1,510,812
New Mexico Mortgage Finance Authority(g)
Revenue Bonds
Single Family Mortgage Program
Series 2019D Class I (GNMA)
07/01/2044	3.250%	3,250,000	3,317,015
Total			6,216,695
New York 5.5%
Brooklyn Arena Local Development Corp.
Prerefunded 01/15/20 Revenue Bonds
Barclays Center Project
Series 2009
07/15/2030	6.000%	1,500,000	1,534,065
City of New York
Unlimited General Obligation Bonds
Subordinated Series 2018D-1
12/01/2038	5.000%	10,000,000	12,335,000
Subordinated Series 2018F-1
04/01/2037	5.000%	5,390,000	6,599,246
Glen Cove Local Economic Assistance Corp.(h)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,301,525
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,150,120
Long Island Power Authority
Revenue Bonds
General
Series 2017
09/01/2042	5.000%	2,000,000	2,395,500
Metropolitan Transportation Authority(f)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	1,835,613

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2018
11/01/2048	3.900%	2,000,000	2,098,840
Series 2019
11/01/2049	3.250%	7,310,000	7,382,808
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2017F-1
05/01/2036	5.000%	5,170,000	6,256,269
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2047	3.750%	3,585,000	3,735,606
New York Transportation Development Corp.(d)
Revenue Bonds
Delta Air Lines, Inc. - LaGuardia Airport
Series 2018 AMT
01/01/2036	4.000%	5,925,000	6,386,676
Delta Air Lines, Inc., LaGuardia
Series 2018 AMT
01/01/2034	5.000%	3,000,000	3,554,340
LaGuardia Airport Terminal B Redevelopment
Series 2016 AMT
07/01/2041	4.000%	5,000,000	5,225,200
Port Authority of New York & New Jersey(d)
Refunding Revenue Bonds
Series 2018-207 AMT
09/15/2032	5.000%	12,235,000	15,056,880
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2042	6.000%	5,000,000	5,280,900
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	3,850,330
Series 2018-208
10/01/2034	3.600%	5,000,000	5,307,050
Ulster County Capital Resource Corp.(e)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	5,095,000	5,199,295
09/15/2047	5.250%	1,475,000	1,500,267
09/15/2053	5.250%	3,045,000	3,084,981
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Healthcare Corp.
Prerefunded 11/01/20 Revenue Bonds
Senior Lien
Series 2010C
11/01/2037	6.125%	580,000	616,441
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	70,000	73,854
Total			105,760,806
North Carolina 0.9%
North Carolina Medical Care Commission
Refunding Revenue Bonds
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,962,810
United Methodist Retirement
Series 2017
10/01/2042	5.000%	1,100,000	1,215,742
Revenue Bonds
Novant Health Obligated Group
Series 2019
11/01/2049	4.000%	12,400,000	13,542,164
North Carolina Turnpike Authority(f)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,236,340
Total			17,957,056
North Dakota 0.6%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Finance Program
Series 2018
01/01/2042	3.850%	2,220,000	2,355,487
Housing Finance Program
Series 2017 (FHA)
07/01/2040	3.550%	1,410,000	1,462,353
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	5,000,000	5,358,550
Series 2019C
07/01/2039	3.200%	2,755,000	2,804,920
Total			11,981,310
Ohio 2.1%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	21,550,000	21,142,705

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	1,870,000	1,996,468
County of Lucas
Prerefunded 11/01/20 Improvement Revenue Bonds
Lutheran Homes
Series 2010A
11/01/2035	6.625%	5,000,000	5,332,750
Lake County Port & Economic Development Authority(e)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	6.750%	6,000,000	6,195,780
Miami University
Refunding Revenue Bonds
Series 2017
09/01/2034	5.000%	675,000	806,450
Ohio Housing Finance Agency
Revenue Bonds
Series 2019B
09/01/2044	3.250%	4,000,000	4,057,240
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	1,500,000	1,680,960
Total			41,212,353
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,426,838
11/15/2045	5.250%	1,165,000	1,313,339
Total			2,740,177
Oregon 0.3%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	525,000	570,434
Port of Portland Airport(d)
Revenue Bonds
Series 2017-24B AMT
07/01/2042	5.000%	1,000,000	1,163,810
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	4,575,000	4,781,790
Total			6,516,034
Pennsylvania 6.8%
Allegheny County Hospital Development Authority
Refunding Revenue Bonds
University of Pittsburgh Medical Center
Series 2019
07/15/2038	4.000%	1,750,000	1,930,985
City of Philadelphia Airport(d)
Refunding Revenue Bonds
Series 2017B AMT
07/01/2042	5.000%	2,250,000	2,625,233
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	2,239,107
Tobacco Master Settlement Payment
Series 2018
06/01/2035	5.000%	2,000,000	2,406,200
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2037	5.000%	1,600,000	1,909,728
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	1,630,000	1,779,732
East Hempfield Township Industrial Development Authority
Revenue Bonds
Student Service, Inc. Student Housing Project
Series 2014
07/01/2046	5.000%	1,000,000	1,058,810
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2043	5.000%	1,200,000	1,315,092
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	5,367,050
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	784,371

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	1,850,000	2,063,564
Meadowood Senior Living Project
12/01/2038	5.000%	1,270,000	1,431,277
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2043	5.000%	675,000	791,951
08/15/2048	5.000%	1,500,000	1,759,500
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	10,000,000	10,790,700
Pennsylvania Economic Development Financing Authority(e)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	6,000,000	6,111,420
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2038	5.000%	4,125,000	4,694,662
06/30/2042	5.000%	11,000,000	12,349,150
Pennsylvania Higher Educational Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Shippensburg University
Series 2011
10/01/2031	6.000%	2,000,000	2,205,320
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	1,795,000	1,875,344
Series 2017-124B
10/01/2042	3.650%	7,810,000	8,132,006
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	4,800,000	5,454,336
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,836,575
Series 2015B
12/01/2040	5.000%	2,500,000	2,844,475
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,466,110
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018B
12/01/2048	5.000%	5,000,000	5,927,200
Subordinated Series 2019A
12/01/2044	5.000%	10,000,000	11,783,300
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	2,500,000	2,913,400
Wesley Enhanced Living
Series 2017
07/01/2037	5.000%	2,000,000	2,168,340
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	865,433
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,611,284
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	2,500,000	2,491,900
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2038	5.000%	1,135,000	1,344,294
Series 2018B
09/01/2043	5.000%	515,000	603,683
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2016
06/01/2034	5.000%	3,000,000	3,495,180
School District of Philadelphia
Series 2016
06/01/2036	5.000%	4,800,000	5,558,640
Union County Hospital Authority
Revenue Bonds
Evangelical Community Hospital
Series 2018
08/01/2038	5.000%	3,065,000	3,555,185
Total			130,540,537

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island 0.1%
Rhode Island Student Loan Authority(d)
Refunding Revenue Bonds
Series 2018A AMT
12/01/2025	5.000%	1,200,000	1,416,276
South Carolina 0.2%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Electric
Series 1991 (NPFGC)
01/01/2021	6.250%	1,000,000	1,069,400
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	1,315,000	1,452,483
South Carolina Ports Authority(d)
Revenue Bonds
Series 2018 AMT
07/01/2043	5.000%	1,570,000	1,852,632
Total			4,374,515
South Dakota 0.7%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Avera Health
Series 2017
07/01/2042	4.000%	10,000,000	10,765,500
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	1,580,000	1,788,070
South Dakota Housing Development Authority
Revenue Bonds
Homeownership Mortgage
Series 2018A
05/01/2042	3.900%	1,000,000	1,058,500
Total			13,612,070
Tennessee 1.3%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	394,334
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	2,300,000	2,716,415
07/01/2040	4.000%	1,800,000	1,906,272
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Knox County Health Educational & Housing Facility Board
Refunding Revenue Bonds
East Tennessee Children’s Hospital
11/15/2048	4.000%	5,235,000	5,584,174
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding Revenue Bonds
Lipscomb University Project
Series 2019
10/01/2058	5.250%	1,565,000	1,863,805
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,375,560
Series 2017A
07/01/2048	5.000%	835,000	960,985
Tennessee Housing Development Agency
Refunding Revenue Bonds
Issue 2
Series 2018
07/01/2042	3.850%	2,475,000	2,607,908
Revenue Bonds
3rd Issue
Series 2017
07/01/2042	3.600%	750,000	787,350
07/01/2047	3.650%	1,500,000	1,563,990
Series 2017-2B
07/01/2036	3.700%	3,530,000	3,771,946
Series 2018-1
07/01/2042	3.900%	995,000	1,051,904
Total			24,584,643
Texas 9.6%
Bexar County Health Facilities Development Corp.
Prerefunded 07/01/20 Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	155,000	161,535
Army Retirement Residence Project
Series 2010
07/01/2045	6.200%	1,100,000	1,149,621
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	2,086,920
07/15/2036	4.000%	3,000,000	3,084,060
Series 2018
07/15/2033	5.000%	1,000,000	1,139,220
07/15/2037	5.000%	2,100,000	2,362,122

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	30,000	31,046
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	550,000	564,889
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2041	6.000%	5,580,000	5,952,688
Refunding Revenue Bonds
Series 2016
01/01/2040	5.000%	2,500,000	2,854,750
Subordinated Series 2016
01/01/2041	4.000%	2,295,000	2,432,792
Revenue Bonds
Senior Lien
Series 2015A
01/01/2040	5.000%	2,000,000	2,265,660
01/01/2045	5.000%	5,000,000	5,621,050
Central Texas Turnpike System(f)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	972,760
Central Texas Turnpike System
Refunding Revenue Bonds
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,782,400
City of Austin Airport System(d)
Revenue Bonds
Series 2017B AMT
11/15/2041	5.000%	1,000,000	1,161,540
11/15/2046	5.000%	1,000,000	1,153,710
City of Houston Airport System(d)
Refunding Revenue Bonds
Subordinated Series 2018C AMT
07/01/2031	5.000%	1,525,000	1,871,404
Revenue Bonds
Subordinated Series 2018A AMT
07/01/2041	5.000%	1,250,000	1,484,375
Clifton Higher Education Finance Corp.
Prerefunded 08/15/21 Revenue Bonds
Idea Public Schools
Series 2011
08/15/2031	5.500%	1,750,000	1,897,945
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	580,000	622,114
08/15/2042	5.000%	1,500,000	1,588,980
Series 2013
08/15/2033	6.000%	260,000	297,684
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,217,145
Series 2015A
12/01/2045	5.000%	400,000	434,896
Dallas Love Field(d)
Revenue Bonds
Series 2017 AMT
11/01/2033	5.000%	1,000,000	1,180,230
11/01/2036	5.000%	1,000,000	1,169,330
Frisco Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2039	4.000%	1,000,000	1,134,600
08/15/2040	4.000%	1,500,000	1,695,840
Harris County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
YMCA Greater Houston Area
Series 2013A
06/01/2038	5.000%	1,500,000	1,599,495
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	270,000	294,551
05/15/2031	6.500%	230,000	250,914
Matagorda County Navigation District No. 1(c),(d)
Refunding Revenue Bonds
Central Power and Light Co.
Series 2017 AMT
05/01/2030	1.750%	2,000,000	1,995,740
New Hope Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	3,610,000	3,931,759
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	4.500%	1,000,000	1,064,320
07/01/2047	5.000%	1,000,000	1,089,940
07/01/2052	4.750%	1,500,000	1,610,565
Bridgemoor Plano Project
12/01/2053	7.250%	5,000,000	5,244,400

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.250%	1,500,000	1,623,090
07/01/2046	5.000%	3,685,000	4,093,777
07/01/2051	4.750%	1,210,000	1,317,799
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,465,000	2,628,577
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	535,220
11/15/2046	5.500%	750,000	794,662
New Hope Cultural Education Facilities Finance Corp.(e)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	530,000	541,819
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	1,730,000	1,975,833
North Texas Tollway Authority(g)
Refunding Revenue Bonds
Series 2019A
01/01/2044	4.000%	13,500,000	14,839,740
Northside Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2036	4.000%	5,770,000	6,528,120
08/15/2037	4.000%	5,995,000	6,761,401
08/15/2038	4.000%	6,235,000	7,016,744
Port Authority of Houston of Harris County(d)
Unlimited General Obligation Refunding Bonds
Series 2018A AMT
10/01/2036	5.000%	4,000,000	4,861,040
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	411,569
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2044	7.750%	500,000	583,830
San Juan Higher Education Finance Authority
Prerefunded 08/15/20 Revenue Bonds
Idea Public Schools
Series 2010A
08/15/2040	6.700%	800,000	844,480
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Texas(d)
Unlimited General Obligation Bonds
College Student Loan
Series 2019 AMT
08/01/2030	5.000%	7,175,000	9,068,698
08/01/2031	5.000%	7,535,000	9,460,042
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	11,300,000	13,954,483
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	806,340
Tarrant County Cultural Education Facilities Finance Corp.(d)
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2047	6.750%	1,835,000	2,095,735
Texas Private Activity Bond Surface Transportation Corp.(g)
Revenue Bonds
Segment 3C Project
Series 2019 AMT
06/30/2058	5.000%	2,700,000	3,131,676
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Senior Lien - Blueridge Transportation
Series 2016 AMT
12/31/2055	5.000%	3,515,000	3,874,233
Texas Transportation Commission(f)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2036	0.000%	950,000	499,985
08/01/2039	0.000%	600,000	265,512
Texas Water Development Board
Revenue Bonds
State Water Implementation Fund
10/15/2032	5.000%	5,105,000	6,470,485
University of Texas System (The)
Refunding Revenue Bonds
Series 2019A
08/15/2033	5.000%	10,000,000	12,815,000
Total			186,252,880
Utah 1.2%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A AMT
07/01/2042	5.000%	6,700,000	7,832,970

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-A AMT
07/01/2043	5.000%	13,000,000	15,396,810
Total			23,229,780
Virginia 2.0%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	7,255,000	8,262,357
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	3,250,000	3,490,987
Virginia Small Business Financing Authority(d)
Revenue Bonds
Senior Lien-95 Express Lane
Series 2017 AMT
01/01/2040	5.000%	7,500,000	7,978,125
Transform 66 P3 Project
Series 2017 AMT
12/31/2052	5.000%	16,200,000	18,380,844
Total			38,112,313
Washington 3.0%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,890,000	4,108,579
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	1,055,080
Port of Seattle(d)
Refunding Revenue Bonds
Intermediate Lien
Series 2017 AMT
05/01/2037	5.000%	6,000,000	7,067,820
Port of Seattle(d),(g)
Revenue Bonds
Intermediate Lien
Series 2019 AMT
04/01/2044	5.000%	6,000,000	7,169,340
State of Washington
Unlimited General Obligation Bonds
Motor Vehicle Fuel Tax
Series 2019D
06/01/2040	5.000%	5,000,000	6,137,500
Series 2017D
02/01/2036	5.000%	6,505,000	7,831,825
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose
Series 2019C
02/01/2038	5.000%	5,000,000	6,206,450
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	5,000,000	5,176,350
Washington State Housing Finance Commission(e)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2046	5.000%	1,625,000	1,734,834
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	3,000,000	3,225,150
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	4,000,000	4,324,640
Skyline 1st Hill Project
Series 2015
01/01/2035	5.750%	425,000	436,088
01/01/2045	6.000%	595,000	612,660
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2045	7.000%	200,000	214,334
07/01/2050	7.000%	2,550,000	2,726,128
Total			58,026,778
West Virginia 0.0%
West Virginia Economic Development Authority
Refunding Revenue Bonds
Appalachian Power Co.-Amos Project
Series 2010A
12/01/2038	5.375%	900,000	942,210
Wisconsin 1.7%
Public Finance Authority(d)
Refunding Revenue Bonds
Celanese Project
Series 2016C AMT
11/01/2030	4.300%	2,000,000	2,111,320
Public Finance Authority
Refunding Revenue Bonds
Celanese Project
Series 2016D
11/01/2030	4.050%	1,000,000	1,040,690

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WakeMed Hospital
Series 2019A
10/01/2044	5.000%	3,000,000	3,558,360
10/01/2049	4.000%	2,690,000	2,881,340
Revenue Bonds
Coral Academy Science Las Vegas
Series 2018
07/01/2055	5.000%	2,500,000	2,758,775
FFAH NC & MO Portfolio
Series 2015
12/01/2045	5.000%	2,000,000	2,005,240
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,792,063
Public Finance Authority(e)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	449,212
05/15/2047	5.250%	220,000	240,196
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
Saint John’s Communities, Inc.
Series 2015B
09/15/2045	5.000%	1,000,000	1,035,840
Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	3,375,000	3,696,604
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	4,665,000	4,819,785
Series 2018B
07/01/2033	4.250%	1,250,000	1,291,637
07/01/2043	4.500%	1,375,000	1,415,081
07/01/2048	5.000%	500,000	533,120
St. John’s Communities, Inc. Project
Series 2018A
09/15/2040	5.000%	550,000	577,709
09/15/2045	5.000%	1,000,000	1,046,480
Tomah Memorial Hospital, Inc.
BAN Series 2017A
11/01/2020	2.650%	2,200,000	2,204,026
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	300,000	301,167
Total			33,758,645
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyoming 0.1%
County of Laramie
Revenue Bonds
Cheyenne Regional Medical Center Project
Series 2012
05/01/2032	5.000%	1,000,000	1,056,970
Total Municipal Bonds (Cost $1,723,222,137)			1,820,896,969

Municipal Short Term 2.3%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.1%
California Pollution Control Financing Authority(d),(e)
Revenue Bonds
Republic Services, Inc. Project
Series 2018 AMT
11/01/2042	1.500%	2,250,000	2,250,450
Indiana 0.2%
Indiana Finance Authority(d)
Revenue Bonds
Republic Services, Inc. Project
Series 2010A AMT
05/01/2034	1.600%	4,000,000	4,000,680
New York 0.8%
Metropolitan Transportation Authority
Revenue Notes
BAN Series 2019A
02/03/2020	1.230%	15,000,000	15,208,050
Pennsylvania 0.0%
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
Republic Services, Inc. Project
Series 2019 AMT
04/01/2049	1.500%	1,250,000	1,250,250
Tennessee 0.2%
Lewisburg Industrial Development Board(d)
Refunding Revenue Bonds
Waste Management
Series 2019 AMT
07/02/2035	1.530%	3,500,000	3,500,000
Texas 1.0%
Mission Economic Development Corp.(d),(g)
Refunding Revenue Bonds
Republic Services, Inc. Project
Series 2019 AMT
01/01/2026	1.550%	13,000,000	13,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
July 31, 2019
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Port of Port Arthur Navigation District(d),(e)
Revenue Bonds
Emerald Renewable Diesel
Series 2019 AMT
06/01/2049	1.900%	6,000,000	6,001,920
Total			19,001,920
Total Municipal Short Term (Cost $45,147,272)			45,211,350

Money Market Funds 0.3%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.310%(d),(i)	472,855	472,855
JPMorgan Institutional Tax Free Money Market Fund, Institutional Class, 1.264%(i)	5,018,922	5,018,922
Total Money Market Funds (Cost $5,491,762)		5,491,777
Total Investments in Securities (Cost $1,860,039,950)		1,958,344,965
Other Assets & Liabilities, Net		(24,140,510)
Net Assets		$1,934,204,455
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Multi-Sector Municipal Income ETF
	—	717,818	—	717,818	—	566,090	131,863	15,504,869

(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2019.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $64,500,819, which represents 3.33% of total net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2019.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Exchange-Traded Funds	15,504,869	—	—	15,504,869
Floating Rate Notes	—	71,240,000	—	71,240,000
Municipal Bonds	—	1,820,896,969	—	1,820,896,969
Municipal Short Term	—	45,211,350	—	45,211,350
Money Market Funds	5,491,777	—	—	5,491,777
Total Investments in Securities	20,996,646	1,937,348,319	—	1,958,344,965
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	31

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,845,101,171)	$1,942,840,096
Affiliated issuers (cost $14,938,779)	15,504,869
Receivable for:
Investments sold	25,154
Capital shares sold	9,276,940
Interest	16,745,344
Expense reimbursement due from Investment Manager	98
Prepaid expenses	9,821
Total assets	1,984,402,322
Liabilities
Due to custodian	1,489
Payable for:
Investments purchased on a delayed delivery basis	42,071,494
Capital shares purchased	3,084,999
Distributions to shareholders	4,762,232
Management services fees	24,367
Distribution and/or service fees	7,375
Transfer agent fees	108,976
Compensation of board members	70,380
Other expenses	66,555
Total liabilities	50,197,867
Net assets applicable to outstanding capital stock	$1,934,204,455
Represented by
Paid in capital	1,844,335,927
Total distributable earnings (loss) (Note 2)	89,868,528
Total - representing net assets applicable to outstanding capital stock	$1,934,204,455
Class A
Net assets	$792,540,374
Shares outstanding	192,329,364
Net asset value per share	$4.12
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$4.25
Advisor Class
Net assets	$46,583,511
Shares outstanding	11,320,731
Net asset value per share	$4.11
Class C
Net assets	$72,283,077
Shares outstanding	17,530,441
Net asset value per share	$4.12
Institutional Class
Net assets	$930,893,940
Shares outstanding	226,342,921
Net asset value per share	$4.11
Institutional 2 Class
Net assets	$39,067,874
Shares outstanding	9,500,514
Net asset value per share	$4.11
Institutional 3 Class
Net assets	$52,835,679
Shares outstanding	12,828,594
Net asset value per share	$4.12
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Annual Report 2019

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$196,668
Dividends — affiliated issuers	131,863
Interest	63,061,228
Total income	63,389,759
Expenses:
Management services fees	7,327,169
Distribution and/or service fees
Class A	1,815,528
Class C	625,613
Class T	10
Transfer agent fees
Class A	473,785
Advisor Class	24,023
Class C	40,834
Institutional Class	448,556
Institutional 2 Class	12,838
Institutional 3 Class	4,090
Class T	2
Compensation of board members	32,772
Custodian fees	12,901
Printing and postage fees	70,294
Registration fees	215,594
Audit fees	36,363
Legal fees	21,386
Compensation of chief compliance officer	278
Other	29,846
Total expenses	11,191,882
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(14,650)
Total net expenses	11,177,232
Net investment income	52,212,527
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(186,726)
Futures contracts	(3,504,065)
Net realized loss	(3,690,791)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	65,195,143
Investments — affiliated issuers	566,090
Futures contracts	(230,422)
Net change in unrealized appreciation (depreciation)	65,530,811
Net realized and unrealized gain	61,840,020
Net increase in net assets resulting from operations	$114,052,547
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	33

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$52,212,527	$41,118,425
Net realized gain (loss)	(3,690,791)	4,730,812
Net change in unrealized appreciation (depreciation)	65,530,811	(11,150,479)
Net increase in net assets resulting from operations	114,052,547	34,698,758
Distributions to shareholders
Net investment income and net realized gains
Class A	(26,146,715)
Advisor Class	(1,403,077)
Class C	(1,778,816)
Institutional Class	(25,975,604)
Institutional 2 Class	(798,595)
Institutional 3 Class	(1,607,691)
Class T	(131)
Net investment income
Class A		(23,248,634)
Advisor Class		(719,264)
Class C		(1,479,943)
Institutional Class		(15,196,311)
Institutional 2 Class		(412,951)
Institutional 3 Class		(783,313)
Class T		(349)
Net realized gains
Class A		(1,668,616)
Advisor Class		(42,548)
Class C		(133,996)
Institutional Class		(925,612)
Institutional 2 Class		(29,142)
Institutional 3 Class		(49,172)
Class T		(26)
Total distributions to shareholders (Note 2)	(57,710,629)	(44,689,877)
Increase in net assets from capital stock activity	464,494,094	423,202,839
Total increase in net assets	520,836,012	413,211,720
Net assets at beginning of year	1,413,368,443	1,000,156,723
Net assets at end of year	$1,934,204,455	$1,413,368,443
Undistributed net investment income	$34,552	$1,037,877
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Municipal Income Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	45,038,653	179,777,975	46,486,241	186,753,717
Distributions reinvested	6,359,091	25,322,305	6,025,598	24,185,820
Redemptions	(39,052,676)	(154,597,198)	(30,718,442)	(123,365,022)
Net increase	12,345,068	50,503,082	21,793,397	87,574,515
Advisor Class
Subscriptions	6,955,770	27,701,671	6,089,003	24,418,686
Distributions reinvested	351,357	1,399,184	190,035	761,190
Redemptions	(3,992,615)	(15,828,581)	(1,449,217)	(5,800,388)
Net increase	3,314,512	13,272,274	4,829,821	19,379,488
Class B
Redemptions	—	—	(2,488)	(10,153)
Net decrease	—	—	(2,488)	(10,153)
Class C
Subscriptions	6,904,077	27,673,395	6,379,868	25,648,747
Distributions reinvested	404,915	1,612,652	370,352	1,488,052
Redemptions	(4,721,533)	(18,819,673)	(3,826,516)	(15,347,904)
Net increase	2,587,459	10,466,374	2,923,704	11,788,895
Institutional Class
Subscriptions	150,229,792	598,202,521	97,553,235	390,925,633
Distributions reinvested	5,347,592	21,297,133	3,541,302	14,181,107
Redemptions	(68,954,573)	(272,689,299)	(34,240,958)	(137,257,659)
Net increase	86,622,811	346,810,355	66,853,579	267,849,081
Institutional 2 Class
Subscriptions	7,602,115	30,456,296	2,402,030	9,607,609
Distributions reinvested	199,728	798,196	110,194	441,686
Redemptions	(1,503,213)	(5,962,967)	(1,698,890)	(6,791,053)
Net increase	6,298,630	25,291,525	813,334	3,258,242
Institutional 3 Class
Subscriptions	7,012,665	27,955,551	9,189,930	37,008,769
Distributions reinvested	402,551	1,605,125	207,325	830,516
Redemptions	(2,882,528)	(11,400,288)	(1,117,500)	(4,476,514)
Net increase	4,532,688	18,160,388	8,279,755	33,362,771
Class T
Redemptions	(2,532)	(9,904)	—	—
Net decrease	(2,532)	(9,904)	—	—
Total net increase	115,698,636	464,494,094	105,491,102	423,202,839
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$3.99	0.13	0.14	0.27	(0.13)	(0.01)	(0.14)
Year Ended 7/31/2018	$4.02	0.14	(0.02)	0.12	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2017	$4.18	0.14	(0.15)	(0.01)	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2016	$4.02	0.16	0.17	0.33	(0.16)	(0.01)	(0.17)
Year Ended 7/31/2015	$4.00	0.17	0.02	0.19	(0.17)	—	(0.17)
Advisor Class
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.18	0.15	(0.15)	0.00 (e)	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.18	0.35	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—	(0.18)
Class C
Year Ended 7/31/2019	$4.00	0.10	0.13	0.23	(0.10)	(0.01)	(0.11)
Year Ended 7/31/2018	$4.03	0.10	(0.01)	0.09	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2017	$4.18	0.11	(0.14)	(0.03)	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2016	$4.02	0.13	0.17	0.30	(0.13)	(0.01)	(0.14)
Year Ended 7/31/2015	$4.00	0.14	0.02	0.16	(0.14)	—	(0.14)
Institutional Class
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.17	0.34	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—	(0.18)
Institutional 2 Class
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.02	0.17	0.16	0.33	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.03	0.21	(0.18)	—	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Municipal Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$4.12	7.05%	0.81%	0.81%	3.23%	30%	$792,540
Year Ended 7/31/2018	$3.99	2.98%	0.81%	0.81% (c)	3.37%	19%	$718,879
Year Ended 7/31/2017	$4.02	(0.09%)	0.83% (d)	0.82% (c),(d)	3.57%	27%	$636,647
Year Ended 7/31/2016	$4.18	8.45%	0.84% (d)	0.80% (c),(d)	3.89%	11%	$654,691
Year Ended 7/31/2015	$4.02	4.67%	0.84% (d)	0.81% (d)	4.10%	16%	$571,464
Advisor Class
Year Ended 7/31/2019	$4.11	7.06%	0.56%	0.56%	3.47%	30%	$46,584
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57% (c)	3.63%	19%	$31,934
Year Ended 7/31/2017	$4.02	0.16%	0.59% (d)	0.57% (c),(d)	3.83%	27%	$12,765
Year Ended 7/31/2016	$4.18	8.99%	0.60% (d)	0.55% (c),(d)	4.07%	11%	$8,841
Year Ended 7/31/2015	$4.01	4.93%	0.60% (d)	0.56% (d)	4.38%	16%	$1,084
Class C
Year Ended 7/31/2019	$4.12	5.98%	1.56%	1.56%	2.48%	30%	$72,283
Year Ended 7/31/2018	$4.00	2.22%	1.56%	1.56% (c)	2.61%	19%	$59,720
Year Ended 7/31/2017	$4.03	(0.59%)	1.58% (d)	1.58% (c),(d)	2.82%	27%	$48,398
Year Ended 7/31/2016	$4.18	7.64%	1.59% (d)	1.55% (c),(d)	3.12%	11%	$28,896
Year Ended 7/31/2015	$4.02	3.89%	1.59% (d)	1.56% (d)	3.35%	16%	$16,649
Institutional Class
Year Ended 7/31/2019	$4.11	7.06%	0.56%	0.56%	3.46%	30%	$930,894
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57% (c)	3.62%	19%	$556,945
Year Ended 7/31/2017	$4.02	0.40%	0.59% (d)	0.58% (c),(d)	3.84%	27%	$292,664
Year Ended 7/31/2016	$4.17	8.73%	0.60% (d)	0.55% (c),(d)	4.09%	11%	$119,993
Year Ended 7/31/2015	$4.01	4.93%	0.59% (d)	0.56% (d)	4.36%	16%	$24,184
Institutional 2 Class
Year Ended 7/31/2019	$4.11	7.06%	0.55%	0.55%	3.45%	30%	$39,068
Year Ended 7/31/2018	$3.99	3.23%	0.57%	0.57%	3.61%	19%	$12,762
Year Ended 7/31/2017	$4.02	0.41%	0.58% (d)	0.58% (d)	3.82%	27%	$9,597
Year Ended 7/31/2016	$4.17	8.45%	0.57% (d)	0.56% (d)	4.08%	11%	$6,129
Year Ended 7/31/2015	$4.02	5.18%	0.57% (d)	0.56% (d)	4.35%	16%	$548
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$3.99	0.14	0.15	0.29	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2018	$4.03	0.15	(0.03)	0.12	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017(f)	$3.95	0.06	0.08	0.14	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Municipal Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$4.12	7.38%	0.50%	0.50%	3.52%	30%	$52,836
Year Ended 7/31/2018	$3.99	3.02%	0.52%	0.52%	3.67%	19%	$33,118
Year Ended 7/31/2017(f)	$4.03	3.66%	0.57% (g),(h)	0.55% (g),(h)	3.94% (g)	27%	$65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2019	39

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
40	Columbia Strategic Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Strategic Municipal Income Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
July 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
42	Columbia Strategic Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(3,504,065)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(230,422)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	53,545,308

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Strategic Municipal Income Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
July 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
44	Columbia Strategic Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.47% of the Fund’s average daily net assets.
To the extent the Fund invests a portion of its assets in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee or, where applicable, an advisory fee to the Investment Manager, the Investment Manager has voluntarily agreed to waive net management services fees (management services fees, less reimbursements/waivers) or, where applicable, the net investment advisory services fees, (investment advisory services fees, less reimbursements/waivers) charged to such affiliated fund(s). The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended July 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $1,850,376, respectively. The sale transactions resulted in a net realized loss of $23,639.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Strategic Municipal Income Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
July 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.03 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $252,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75 (a)	606,791
Class C	—	1.00 (b)	10,979
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
46	Columbia Strategic Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.81%	0.82%
Advisor Class	0.56	0.57
Class C	1.56	1.57
Institutional Class	0.56	0.57
Institutional 2 Class	0.56	0.57
Institutional 3 Class	0.51	0.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for tax straddles, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019				Year Ended July 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
4,495,774	53,214,855	—	57,710,629	1,707,786	41,642,845	1,339,246	44,689,877
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
552,625	4,803,188	566,815	—	88,777,403
Columbia Strategic Municipal Income Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
July 31, 2019
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,869,567,562	89,262,317	(484,914)	88,777,403
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $881,130,357 and $467,531,117, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
48	Columbia Strategic Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2019, one unaffiliated shareholder of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 50.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Strategic Municipal Income Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
July 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
50	Columbia Strategic Municipal Income Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Strategic Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic Municipal Income Fund | Annual Report 2019	51

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$595,156	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
52	Columbia Strategic Municipal Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Strategic Municipal Income Fund | Annual Report 2019	53

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
54	Columbia Strategic Municipal Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Strategic Municipal Income Fund | Annual Report 2019	55

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Strategic Municipal Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Strategic Municipal Income Fund | Annual Report 2019	57

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
58	Columbia Strategic Municipal Income Fund | Annual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Strategic Municipal Income Fund | Annual Report 2019	59

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
60	Columbia Strategic Municipal Income Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Municipal Income Fund | Annual Report 2019	61

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Columbia Strategic Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN118_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Minnesota Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Minnesota Tax-Exempt Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Minnesota Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since December 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2007
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	6.50	3.52	4.64
	Including sales charges		3.23	2.89	4.31
Advisor Class*		03/19/13	6.77	3.78	4.83
Class C	Excluding sales charges	06/26/00	5.70	2.75	3.86
	Including sales charges		4.70	2.75	3.86
Institutional Class*		09/27/10	6.76	3.78	4.87
Institutional 2 Class*		12/11/13	6.95	3.78	4.80
Institutional 3 Class*		03/01/17	6.80	3.66	4.71
Bloomberg Barclays Minnesota Municipal Bond Index			6.98	3.19	3.96
Bloomberg Barclays Municipal Bond Index			7.31	3.77	4.63
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2019)
AAA rating	18.7
AA rating	30.3
A rating	24.2
BBB rating	9.3
BB rating	2.8
Not rated	14.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2019, Class A shares of the Fund returned 6.50% excluding sales charges. Institutional Class shares of the Fund returned 6.76%. During the same time period, the Fund underperformed its benchmark, the Bloomberg Barclays Minnesota Municipal Bond Index, which returned 6.98%, as well as the broad-based Bloomberg Barclays Municipal Bond Index, which returned 7.31%.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. After an initial advance in August 2018, the tax-exempt market moved lower over the next two months. During this time, U.S. Treasury yields climbed on indications that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting. (Prices and yields move in opposite directions.)
Sentiment turned positive in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets were boosted by the combination of slowing global growth, volatility in higher risk assets, and expectations that the Fed would, in fact, adopt a more accommodative stance. In addition, various geopolitical factors — including the U.S-China trade dispute, negotiations surrounding Brexit (the U.K.’s exit from the European Union), and the U.S. government shutdown — fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The rally continued into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter was also the sixth-best for municipals in the past 30 years, thanks in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable, as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. At the same time, new-issue supply was limited. Trends in the Treasury market were also supportive, as yields continued to fall in anticipation of a more accommodative Fed. These developments propelled municipals higher through the spring and into July, helping them post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the annual period, mirroring developments in the Treasury market, while lower quality bonds outperformed their higher rated counterparts. The “risk-on” environment of January 2019 to May 2019 contributed to robust investor demand for higher yielding, lower rated bonds. This trend reversed in June and July 2019, when growing investor risk aversion led to outperformance for higher quality issues.
Minnesota narrowly underperformed, but economic fundamentals remained robust
Minnesota municipals modestly trailed the national market. The state has a larger representation of bonds rated AAA, as well as lower weightings in both BBB rated debt and bonds maturing in 15 years and above. Although these characteristics led to a small shortfall in total returns, we believe the state’s economic fundamentals remained sound. Minnesota has benefited from an extended period of growth and relative prosperity amid the longest economic expansion in U.S. history. In addition, the state has experienced a budget surplus, growth in tax receipts and unemployment rates below the nation. Minnesota has typically weathered economic downturns better than most states thanks to its diversified economy, educated workforce and above-average personal income.
Contributors and detractors
A number of factors played a role in the Fund’s modest shortfall relative to the Bloomberg Barclays Minnesota Municipal Bond Index. Positions in bonds with maturities of one year and less hurt results given the underperformance for this segment of the yield curve. Security selection in the 25- to 30-year portion of the curve was an additional detractor. Conversely, the Fund benefited from an overweight in 15- to 20-year maturities and an underweight in the one- to five-year range.
In terms of positioning across the various credit tiers, the Fund was hurt by selection in the A and BBB-rated categories, together with its overweight in non-rated issues. However, selection in the non-rated space added value. The Fund was further helped by its underweight in AA-rated bonds and overweight in A-rated issues (the best performing credit tier of the past 12 months). Selection in the AAA-rated category contributed, as well.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At the sector level, the Fund’s overweight in pre-refunded issues (which generally mature in one year or less) detracted from performance. An overweight in hospitals — the best performing sector in the benchmark — contributed to results, but the benefit was counteracted by security selection in this area. Selection in the airport sector was an additional detractor. The combination of an underweight in state general obligation (GO) debt and an overweight in local GOs added value, as did selection in both areas.
Fund positioning
In late 2018, stock market volatility and signs of a potential economic slowdown led us to tilt the portfolio toward higher quality issues and longer maturity/longer duration securities. Typically, yields fall and lower quality bonds lag during an economic slowdown, so portfolios with greater interest-rate sensitivity and higher quality tend to outperform. We therefore kept duration above the benchmark, while we reduced the Fund’s allocation to shorter maturities and increased its weighting in longer term debt. We also added to the Fund’s AAA-rated holdings, particularly local school districts that have indirect backing from the state of Minnesota, and decreased its allocations to BBB and non-rated debt. At the individual security level, we reduced positions where our analysts saw negative trends or where the issuers’ financial strength did not appear able to withstand an economic downturn. Specifically, we sold bonds with declining financial metrics in the education, assisted living and continuing care retirement communities sectors. These moves, in total, had a positive effect on Fund performance in the latter half of the fiscal year. We maintained this positioning at the end of the period given the continued risks to the global economy and our belief that the Fed will maintain its accommodative stance.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,052.00	1,020.93	3.97	3.91	0.78
Advisor Class	1,000.00	1,000.00	1,053.40	1,022.17	2.70	2.66	0.53
Class C	1,000.00	1,000.00	1,048.20	1,017.21	7.77	7.65	1.53
Institutional Class	1,000.00	1,000.00	1,053.40	1,022.17	2.70	2.66	0.53
Institutional 2 Class	1,000.00	1,000.00	1,055.30	1,022.07	2.80	2.76	0.55
Institutional 3 Class	1,000.00	1,000.00	1,053.50	1,022.36	2.49	2.46	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.2%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-1 (JPMorgan Chase Bank)
11/15/2035	1.460%	3,410,000	3,410,000
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.480%	4,400,000	4,400,000
Total			7,810,000
Total Floating Rate Notes (Cost $7,810,000)			7,810,000

Municipal Bonds 98.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.1%
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,527,220
Series 2011
01/01/2025	5.000%	2,000,000	2,107,860
Revenue Bonds
Series 2010A
01/01/2035	5.000%	6,795,000	6,899,167
Series 2010B
01/01/2021	5.000%	2,175,000	2,209,713
Subordinated Refunding Revenue Bonds
Series 2012B
01/01/2030	5.000%	1,000,000	1,084,290
01/01/2031	5.000%	750,000	811,725
Series 2014A
01/01/2034	5.000%	1,000,000	1,138,720
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Series 2009B AMT
01/01/2022	5.000%	2,680,000	2,687,933
Total			20,466,628
Assisted Living 1.1%
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	3,000,000	3,069,690
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Red Wing
Refunding Revenue Bonds
Deer Crest Project
Series 2012A
11/01/2032	5.000%	325,000	335,650
11/01/2042	5.000%	1,250,000	1,288,938
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	3,000,000	2,717,760
Total			7,412,038
Charter Schools 3.9%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2027	3.500%	2,000,000	2,050,060
07/01/2047	4.250%	1,000,000	1,016,790
07/01/2052	4.375%	2,255,000	2,304,114
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	500,000	530,560
07/01/2045	5.000%	2,070,000	2,164,268
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,627,110
Revenue Bonds
Seven Hills Preparatory Academy Project
Series 2017
10/01/2049	5.000%	1,700,000	1,741,038
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
08/01/2050	5.375%	3,600,000	3,949,380
City of Woodbury
Revenue Bonds
MSA Building Co.
Series 2012A
12/01/2032	5.000%	220,000	229,946
12/01/2043	5.000%	1,500,000	1,557,225
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Duluth Housing & Redevelopment Authority
Refunding Revenue Bonds
Duluth Public Schools Academy
Series 2018
11/01/2038	5.000%	1,100,000	1,201,827
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	3,000,000	3,120,660
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	1,031,090
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	200,658
03/01/2043	4.625%	1,000,000	1,002,090
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	753,637
08/01/2046	4.250%	1,000,000	1,015,740
Total			25,496,193
Health Services 0.5%
City of Center City(d)
Refunding Revenue Bonds
Hazelden Betty Ford Foundation
Series 2019
11/01/2041	4.000%	1,000,000	1,091,630
City of Center City
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2011
11/01/2041	5.000%	1,600,000	1,615,168
Series 2014
11/01/2044	5.000%	500,000	551,255
Total			3,258,053
Higher Education 9.9%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,292,526
12/01/2040	5.000%	1,350,000	1,489,590
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Carleton College
Series 2017
03/01/2037	4.000%	500,000	557,210
03/01/2039	4.000%	500,000	554,230
03/01/2040	4.000%	1,000,000	1,105,870
03/01/2047	4.000%	2,500,000	2,739,600
Gustavus Adolphus College
Series 2017
10/01/2041	4.000%	3,000,000	3,249,030
Macalester College
Series 2017
03/01/2029	5.000%	150,000	185,354
03/01/2030	5.000%	175,000	215,285
03/01/2042	4.000%	900,000	980,208
03/01/2048	4.000%	600,000	650,484
St. Catherine University
Series 2018
10/01/2037	4.000%	580,000	617,938
10/01/2038	4.000%	920,000	976,552
10/01/2045	5.000%	2,500,000	2,882,125
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	875,435
12/01/2032	5.000%	1,000,000	1,180,530
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,672,020
10/01/2035	4.000%	500,000	556,325
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	880,402
04/01/2039	4.000%	2,000,000	2,169,240
Series 2017A
10/01/2035	4.000%	800,000	888,976
10/01/2037	4.000%	750,000	827,842
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	8,000,000	8,836,480
College of St. Benedict
Series 2016-8-K
03/01/2043	4.000%	1,000,000	1,043,790
College of St. Scholastica
Series 2010H
12/01/2030	5.125%	870,000	879,483
12/01/2035	5.250%	1,000,000	1,010,200
Series 2011-7J
12/01/2040	6.300%	1,800,000	1,823,454

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012
12/01/2027	4.250%	350,000	371,606
12/01/2032	4.000%	350,000	358,722
St. John’s University
Series 2015-8-1
10/01/2031	5.000%	370,000	432,486
10/01/2032	5.000%	645,000	753,134
10/01/2033	5.000%	350,000	407,460
10/01/2034	5.000%	380,000	441,317
University of St. Thomas
Series 2019
10/01/2040	5.000%	1,250,000	1,529,050
10/01/2041	4.000%	1,000,000	1,123,120
10/01/2044	4.000%	2,750,000	3,058,330
University of Minnesota
Revenue Bonds
Series 2014B
01/01/2044	4.000%	3,750,000	3,974,025
Series 2016A
04/01/2033	5.000%	1,725,000	2,071,535
04/01/2034	5.000%	1,855,000	2,220,991
Series 2019A
04/01/2036	5.000%	1,300,000	1,640,015
04/01/2037	5.000%	1,000,000	1,254,620
04/01/2038	5.000%	3,875,000	4,845,184
Total			64,621,774
Hospital 18.4%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	538,585
05/01/2051	5.000%	1,500,000	1,609,185
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2023	4.000%	400,000	422,628
04/01/2024	4.000%	745,000	784,649
04/01/2026	4.000%	500,000	524,265
04/01/2031	4.000%	1,450,000	1,507,942
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	10,500,000	11,362,470
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,157,720
09/01/2035	4.000%	1,500,000	1,609,320
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,668,600
11/15/2044	5.000%	6,475,000	7,322,254
Revenue Bonds
Fairview Health Services
Series 2018-A
11/15/2037	4.000%	4,000,000	4,415,360
11/15/2038	4.000%	1,630,000	1,793,929
City of Minneapolis/St. Paul Housing & Redevelopment Authority
Revenue Bonds
Children’s Health Care Facilities
Series 2010A
08/15/2025	5.250%	1,000,000	1,039,140
08/15/2035	5.250%	2,275,000	2,363,793
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,924,392
04/01/2041	5.000%	675,000	755,960
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2036	5.000%	5,000,000	6,969,950
Revenue Bonds
Mayo Clinic
Series 2011C
11/15/2038	4.500%	1,250,000	1,342,950
Olmsted Medical Center Project
Series 2010
07/01/2030	5.875%	1,950,000	2,025,835
Series 2013
07/01/2024	5.000%	300,000	340,392
07/01/2027	5.000%	245,000	276,093
07/01/2028	5.000%	225,000	252,828
07/01/2033	5.000%	650,000	717,919
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,116,400
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2037	4.000%	3,175,000	3,456,114
05/01/2046	5.000%	3,500,000	4,048,275

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CentraCare Health
Series 2016A
05/01/2028	5.000%	1,745,000	2,110,002
CentraCare Health System
Series 2014B
05/01/2024	5.000%	1,400,000	1,628,424
Series 2019
05/01/2048	5.000%	5,000,000	6,006,200
Unrefunded Revenue Bonds
CentraCare Health System
Series 2010
05/01/2030	5.125%	315,000	323,757
City of Winona
Refunding Revenue Bonds
Winona Health Obligation Group
Series 2012
07/01/2034	5.000%	750,000	778,193
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2037	4.000%	7,660,000	7,991,448
County of Kanabec Healthcare
Refunding Revenue Bonds
FirstLight Health System
BAN Series 2018
12/01/2019	2.750%	2,000,000	2,001,040
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2048	4.250%	1,000,000	1,093,400
02/15/2048	5.000%	1,300,000	1,514,578
02/15/2058	5.000%	6,000,000	6,890,760
Essential Health Obligated Group
02/15/2043	5.000%	1,615,000	1,889,227
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2036	4.000%	1,200,000	1,319,904
11/15/2037	4.000%	600,000	656,790
11/15/2043	4.000%	3,000,000	3,248,760
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,425,970
07/01/2035	4.000%	10,630,000	11,438,093
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds
Allina Health System
Series 2009
11/15/2029	5.250%	3,450,000	3,491,434
Total			120,154,928
Joint Power Authority 6.3%
Central Minnesota Municipal Power Agency
Revenue Bonds
Brookings-Southeast Twin Cities Transmission Project
Series 2012
01/01/2042	5.000%	1,500,000	1,610,340
Hutchinson Utilities Commission
Revenue Bonds
Series 2012A
12/01/2022	5.000%	250,000	281,020
12/01/2025	5.000%	400,000	446,292
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	289,050
10/01/2033	5.000%	250,000	289,113
Series 2014A
10/01/2035	5.000%	1,000,000	1,154,110
Revenue Bonds
Series 2010A
10/01/2035	5.250%	7,000,000	7,316,470
Series 2016
10/01/2041	4.000%	1,000,000	1,088,720
10/01/2047	5.000%	500,000	584,480
Northern Municipal Power Agency
Refunding Revenue Bonds
Series 2017
01/01/2034	5.000%	210,000	248,346
01/01/2035	5.000%	170,000	200,493
01/01/2036	5.000%	180,000	211,646
01/01/2041	5.000%	400,000	465,376
Revenue Bonds
Series 2013A
01/01/2030	5.000%	340,000	375,040
01/01/2031	5.000%	460,000	506,612
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,172,540
01/01/2041	5.000%	2,550,000	2,949,304
01/01/2046	5.000%	2,000,000	2,308,900
Revenue Bonds
Series 2017A
01/01/2042	5.000%	1,000,000	1,196,300

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southern Minnesota Municipal Power Agency(e)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2026	0.000%	10,000,000	8,962,300
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2012A
01/01/2029	5.000%	1,200,000	1,342,212
01/01/2030	5.000%	1,000,000	1,116,740
Series 2015A
01/01/2036	5.000%	1,000,000	1,177,270
Revenue Bonds
Series 2014A
01/01/2040	5.000%	1,000,000	1,127,720
01/01/2046	5.000%	4,025,000	4,527,521
Total			40,947,915
Local Appropriation 5.3%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,937,898
Duluth Independent School District No. 709
Refunding Certificate of Participation
School District Credit Enhancement Project
Series 2019B
02/01/2027	5.000%	740,000	903,673
Goodhue County Education District No. 6051
Certificate of Participation
Series 2014
02/01/2029	5.000%	1,200,000	1,358,004
02/01/2034	5.000%	1,200,000	1,343,628
02/01/2039	5.000%	1,300,000	1,436,747
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,154,840
02/01/2042	4.000%	5,250,000	5,590,882
Plymouth Intermediate District No. 287
Refunding Certificate of Participation
Series 2016A
05/01/2030	4.000%	450,000	495,279
05/01/2031	4.000%	450,000	492,030
St. Paul Independent School District No. 625
Certificate of Participation
Series 2017C
02/01/2028	5.000%	2,720,000	3,368,421
02/01/2029	5.000%	2,855,000	3,527,067
02/01/2030	5.000%	2,965,000	3,651,753
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019 (School District Credit Enhancement Program)
02/01/2037	4.000%	515,000	578,592
02/01/2038	4.000%	1,000,000	1,120,340
02/01/2039	3.000%	565,000	565,379
West St. Paul-Mendota Heights-Eagan Independent School District No. 197
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2039	4.000%	5,000,000	5,502,000
Worthington Independent School District No. 518
Certificate of Participation
Series 2017A
02/01/2039	4.000%	1,370,000	1,471,942
Total			34,498,475
Local General Obligation 17.6%
Anoka-Hennepin Independent School District No. 11
Unlimited General Obligation Bonds
Series 2018A
02/01/2039	4.000%	8,905,000	9,856,766
Brainerd Independent School District No. 181
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2037	4.000%	9,800,000	10,856,342
Burnsville-Eagan-Savage Independent School District No. 191
Unlimited General Obligation Bonds
School Building
Series 2015A
02/01/2031	4.000%	4,820,000	5,317,858
Centennial Independent School District No. 12(e)
Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	814,588
02/01/2033	0.000%	750,000	474,675
Chisago Lakes Independent School District No. 2144
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2030	4.000%	3,145,000	3,626,594
City of Willmar
Unlimited General Obligation Refunding Bonds
Rice Memorial Hospital Project
Series 2012A
02/01/2027	5.000%	1,000,000	1,053,400
County of Otter Tail(c)
Unlimited General Obligation Bonds
Disposal Systems-Prairie Lakes
Series 2011 AMT
11/01/2030	5.000%	2,010,000	2,137,816

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Duluth Independent School District No. 709
Refunding Certificate of Participation
Series 2016A (School District Credit Enhancement Program)
02/01/2028	4.000%	1,500,000	1,674,030
Eden Prairie Independent School District No. 272
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2040	3.000%	3,000,000	3,020,760
Farmington Independent School District No. 192
Unlimited General Obligation Refunding Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2026	5.000%	4,155,000	4,845,270
Goodhue Independent School District No. 253
Unlimited General Obligation Bonds
School Building
Series 2019A (School District Credit Enhancement Program)
02/01/2027	5.000%	1,280,000	1,596,621
02/01/2028	5.000%	1,345,000	1,712,898
02/01/2029	5.000%	1,415,000	1,792,069
Hastings Independent School District No. 200(e)
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,305,000	925,206
02/01/2033	0.000%	2,140,000	1,453,360
Hennepin County Regional Railroad Authority
Limited General Obligation Bonds
Series 2019A
12/01/2037	5.000%	4,685,000	5,867,681
12/01/2038	5.000%	3,965,000	4,951,452
Hermantown Independent School District No. 700
Unlimited General Obligation Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2037	5.000%	4,740,000	5,403,600
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2030	5.000%	500,000	594,180
02/01/2031	5.000%	1,140,000	1,354,069
Marshall Independent School District No. 413
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2039	3.000%	2,440,000	2,454,274
02/01/2040	3.000%	2,515,000	2,522,973
Minneapolis Special School District No. 1
Unlimited General Obligation Bonds
Long-Term Facilities Maintenance
Series 2017 (School District Credit Enhancement Program)
02/01/2031	5.000%	2,000,000	2,513,640
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,124,090
02/01/2031	4.000%	1,735,000	1,936,902
Mounds View Independent School District No. 621
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2043	4.000%	6,455,000	7,033,433
Mountain Iron-Buhl Independent School District No. 712
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2032	4.000%	1,775,000	1,971,510
Richfield Independent School District No. 280
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2040	4.000%	5,000,000	5,471,350
Roseville Independent School District No. 623
Unlimited General Obligation Bonds
School Building
Series 2018A
02/01/2038	4.000%	10,000,000	10,973,600
Russell Tyler Ruthton Independent School District No. 2902(d)
Unlimited General Obligation Bonds
Series 2019A (School District Credit Enhancement Program)
02/01/2035	3.000%	1,950,000	2,011,249
02/01/2036	3.000%	1,000,000	1,025,700
02/01/2037	3.000%	1,035,000	1,054,789
Sartell-St. Stephen Independent School District No. 748(e)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	1,111,854
02/01/2033	0.000%	2,585,000	1,761,833
02/01/2034	0.000%	1,500,000	980,580
St. Francis Independent School District No. 15
Unlimited General Obligation Bonds
Series 2018A
02/01/2033	4.000%	450,000	477,729
02/01/2034	4.000%	325,000	344,243
Waterville-Elysian-Morristown Independent School District No. 2143
Unlimited General Obligation Bonds
School Building
Series 2019A (School District Credit Enhancement Program)
02/01/2028	5.000%	875,000	1,084,283
Total			115,183,267

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 3.1%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,505,875
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,559,825
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017
05/01/2021	3.000%	6,000,000	5,999,160
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,287,100
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018
09/01/2021	3.750%	3,000,000	3,013,140
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,661,825
Total			20,026,925
Municipal Power 0.3%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2027	4.000%	1,000,000	1,139,860
12/01/2028	4.000%	950,000	1,079,048
Total			2,218,908
Nursing Home 2.1%
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,588,395
City of Sauk Rapids
Refunding Revenue Bonds
Good Shepherd Lutheran Home
Series 2013
01/01/2039	5.125%	2,500,000	2,571,950
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	2,076,160
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Series 2013
05/01/2038	5.000%	1,200,000	1,222,884
05/01/2048	5.125%	6,250,000	6,357,000
Total			13,816,389
Other Bond Issue 0.5%
City of Minneapolis
Revenue Bonds
YMCA Greater Twin Cities Project
Series 2016
06/01/2027	4.000%	100,000	111,669
06/01/2028	4.000%	170,000	188,632
06/01/2029	4.000%	165,000	182,229
06/01/2030	4.000%	125,000	137,298
06/01/2031	4.000%	100,000	109,266
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
08/01/2032	3.000%	500,000	514,980
08/01/2033	3.000%	500,000	514,330
08/01/2034	3.125%	850,000	876,605
08/01/2035	3.125%	800,000	823,256
Total			3,458,265
Other Utility 1.0%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
10/01/2031	4.000%	875,000	970,856
10/01/2032	4.000%	800,000	882,080
10/01/2033	4.000%	655,000	720,926
St. Paul Port Authority(c)
Revenue Bonds
Energy Park Utility Co. Project
Series 2012 AMT
08/01/2028	5.450%	250,000	257,863
08/01/2036	5.700%	1,250,000	1,286,675
Series 2017-4 AMT
10/01/2040	4.000%	1,000,000	1,072,740
St. Paul Port Authority
Revenue Bonds
Series 2017-3
10/01/2042	4.000%	1,360,000	1,478,782
Total			6,669,922

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool / Bond Bank 0.2%
City of Minneapolis
Limited Tax Revenue Bonds
Supported Common Bond
Series 2010
12/01/2030	6.250%	1,000,000	1,064,610
Prep School 0.4%
County of Rice(f)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	2,435,000	2,565,808
Refunded / Escrowed 7.7%
City of Anoka
Prerefunded 11/01/19 Revenue Bonds
Homestead Anoka, Inc. Project
Series 2011A
11/01/2040	7.000%	1,000,000	1,024,110
Series 2011B
11/01/2034	6.875%	2,765,000	2,831,111
City of Oak Park Heights
Prerefunded 08/01/20 Revenue Bonds
Oakgreen Commons Project
Series 2010
08/01/2045	7.000%	2,000,000	2,113,200
Oakgreen Commons Project - Memory Care Building
Series 2013
08/01/2043	6.500%	1,000,000	1,071,310
City of St. Cloud
Prerefunded 05/01/20 Revenue Bonds
CentraCare Health System
Series 2010
05/01/2030	5.125%	4,685,000	4,823,067
County of Anoka
Prerefunded 06/01/20 Revenue Bonds
Spectrum Building Co.
Series 2012A
06/01/2027	5.000%	290,000	304,918
06/01/2032	5.000%	300,000	315,432
06/01/2043	5.000%	1,000,000	1,051,440
Series 2014A
06/01/2047	5.000%	1,600,000	1,682,304
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 09/01/21 Revenue Bonds
Nova Classical Academy
Series 2011A
09/01/2042	6.625%	1,500,000	1,665,375
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 11/15/19 Revenue Bonds
Allina Health System
Series 2009
11/15/2029	5.250%	2,000,000	2,023,360
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2027	5.000%	2,500,000	3,039,700
11/15/2040	5.000%	1,000,000	1,215,880
11/15/2044	5.000%	1,000,000	1,215,880
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015 Escrowed to Maturity
11/15/2023	5.000%	1,000,000	1,157,820
Minnesota Higher Education Facilities Authority
Prerefunded 03/01/20 Revenue Bonds
College of St. Benedict
7th Series 2011M
03/01/2031	5.000%	300,000	306,678
03/01/2036	5.125%	275,000	281,319
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2032	6.000%	1,000,000	1,102,660
10/01/2040	6.000%	2,000,000	2,205,320
Prerefunded 10/01/22 Revenue Bonds
St. Catherine University
7th Series 2012Q
10/01/2025	5.000%	325,000	362,258
10/01/2026	5.000%	280,000	312,099
10/01/2027	5.000%	200,000	222,928
10/01/2032	5.000%	700,000	780,248
Perham Hospital District
Prerefunded 03/01/20 Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2040	6.500%	3,500,000	3,608,010
Territory of Guam(g)
Prerefunded 12/01/19 Revenue Bonds
Section 30
Series 2009A
12/01/2034	5.750%	3,500,000	3,554,530
University of Minnesota
Prerefunded 12/01/20 Revenue Bonds
Series 2011A
12/01/2031	5.250%	5,000,000	5,271,900
Prerefunded 12/01/21 Revenue Bonds
Series 2011D
12/01/2036	5.000%	5,985,000	6,516,169
Total			50,059,026

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 5.1%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2046	5.000%	1,500,000	1,592,490
City of Apple Valley
Refunding Revenue Bonds
Apple Vally Senior Housing
Series 2018
09/01/2053	4.500%	3,000,000	3,101,460
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	2,500,000	2,540,025
City of Maple Plain
Revenue Bonds
Haven Homes, Inc. Project
Series 2019
07/01/2057	4.650%	1,250,000	1,253,237
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	1,009,950
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	5,168,300
10/01/2047	5.000%	2,000,000	2,178,920
City of Red Wing
Revenue Bonds
Benedictine Living Community
Series 2018
08/01/2047	5.000%	1,500,000	1,557,360
08/01/2053	5.000%	600,000	620,748
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,400,000	2,452,056
City of Sartell
Refunding Revenue Bonds
Country Manor Campus LLC
Series 2017
09/01/2042	4.500%	2,000,000	2,090,900
09/01/2042	5.000%	875,000	967,313
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Joseph
Revenue Bonds
Woodcrest of Country Manor Project
Series 2019
07/01/2055	5.000%	1,500,000	1,563,990
City of St. Paul Park
Refunding Revenue Bonds
Presbyterian Homes Bloomington
Series 2017
09/01/2036	4.200%	275,000	287,796
09/01/2037	4.250%	300,000	313,797
09/01/2042	5.000%	1,000,000	1,092,090
City of Wayzata(d)
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2054	5.000%	1,625,000	1,761,630
Dakota County Community Development Agency(f)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,546,680
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	2,105,100
Total			33,203,842
Sales Tax 0.5%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,453,450
City of St. Paul Sales & Use Tax
Refunding Revenue Bonds
Series 2019C
11/01/2025	4.000%	1,605,000	1,813,490
Total			3,266,940
Single Family 2.5%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	400,000	418,612
Minnesota Housing Finance Agency(c)
Refunding Revenue Bonds
Residential Housing
Series 2017D (GNMA) AMT
01/01/2030	3.300%	465,000	486,204

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A (GNMA) AMT
07/01/2032	3.625%	1,790,000	1,885,640
Residential Housing Finance
Series 2017A AMT
07/01/2030	3.200%	1,580,000	1,603,510
Revenue Bonds
Residential Housing
Series 2015E AMT
01/01/2046	3.500%	1,120,000	1,171,330
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Residential Housing Finance
Series 2019B (GNMA)
07/01/2033	3.300%	1,000,000	1,052,990
Revenue Bonds
Mortgage-Backed Securities Pass-Through Program
Series 2019 (GNMA)
03/01/2049	3.450%	1,984,962	2,055,607
06/01/2049	3.150%	1,996,334	2,043,706
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	5,601,867	5,688,472
Total			16,406,071
State Appropriated 4.6%
State of Minnesota
Refunding Revenue Bonds
Appropriation
Series 2012B
03/01/2025	5.000%	5,000,000	5,476,400
03/01/2028	5.000%	3,000,000	3,282,600
03/01/2029	5.000%	4,250,000	4,643,550
Revenue Bonds
Appropriation
Series 2014A
06/01/2038	5.000%	8,880,000	9,966,557
University of Minnesota
Refunding Revenue Bonds
State Supported Stadium Debt
08/01/2027	5.000%	1,185,000	1,427,214
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,634,300
Total			30,430,621
State General Obligation 4.0%
State of Minnesota
Unlimited General Obligation Bonds
Series 2018A
08/01/2031	5.000%	5,000,000	6,362,200
08/01/2032	5.000%	5,000,000	6,338,000
08/01/2033	5.000%	10,500,000	13,266,750
Total			25,966,950
Transportation 0.3%
Virgin Islands Public Finance Authority(f),(g)
Revenue Bonds
Series 2015
09/01/2033	5.000%	2,000,000	2,193,100
Total Municipal Bonds (Cost $612,647,980)			643,386,648

Money Market Funds 0.2%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.310%(h)	262,881	262,881
JPMorgan Institutional Tax Free Money Market Fund, Institutional Class, 1.264%(h)	731,764	731,764
Total Money Market Funds (Cost $994,645)		994,645
Total Investments in Securities (Cost: $621,452,625)		652,191,293
Other Assets & Liabilities, Net		1,473,224
Net Assets		653,664,517

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2019.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents a security purchased on a when-issued basis.
(e)	Zero coupon bond.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $6,305,588, which represents 0.96% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
July 31, 2019
Notes to Portfolio of Investments  (continued)
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2019, the total value of these securities amounted to $5,747,630, which represents 0.88% of total net assets.
(h)	The rate shown is the seven-day current annualized yield at July 31, 2019.
Abbreviation Legend
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	7,810,000	—	7,810,000
Municipal Bonds	—	643,386,648	—	643,386,648
Money Market Funds	994,645	—	—	994,645
Total Investments in Securities	994,645	651,196,648	—	652,191,293
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $621,452,625)	$652,191,293
Receivable for:
Investments sold	81,558
Capital shares sold	2,765,121
Interest	7,997,572
Prepaid expenses	5,353
Total assets	663,040,897
Liabilities
Due to custodian	868
Payable for:
Investments purchased on a delayed delivery basis	6,860,098
Capital shares purchased	881,647
Distributions to shareholders	1,496,451
Management services fees	8,130
Distribution and/or service fees	4,438
Transfer agent fees	25,929
Compensation of board members	51,657
Other expenses	47,162
Total liabilities	9,376,380
Net assets applicable to outstanding capital stock	$653,664,517
Represented by
Paid in capital	625,514,635
Total distributable earnings (loss) (Note 2)	28,149,882
Total - representing net assets applicable to outstanding capital stock	$653,664,517
Class A
Net assets	$414,106,786
Shares outstanding	74,561,677
Net asset value per share	$5.55
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.72
Advisor Class
Net assets	$12,205,107
Shares outstanding	2,198,511
Net asset value per share	$5.55
Class C
Net assets	$58,620,416
Shares outstanding	10,554,647
Net asset value per share	$5.55
Institutional Class
Net assets	$156,662,019
Shares outstanding	28,230,394
Net asset value per share	$5.55
Institutional 2 Class
Net assets	$2,682,712
Shares outstanding	483,751
Net asset value per share	$5.55
Institutional 3 Class
Net assets	$9,387,477
Shares outstanding	1,689,112
Net asset value per share	$5.56
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	19

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$26,230
Interest	22,549,832
Total income	22,576,062
Expenses:
Management services fees	2,772,157
Distribution and/or service fees
Class A	987,138
Class C	591,448
Transfer agent fees
Class A	202,755
Advisor Class	5,270
Class C	30,369
Institutional Class	66,974
Institutional 2 Class	1,476
Institutional 3 Class	677
Compensation of board members	20,008
Custodian fees	6,182
Printing and postage fees	30,360
Registration fees	22,447
Audit fees	32,250
Legal fees	12,422
Compensation of chief compliance officer	124
Other	17,154
Total expenses	4,799,211
Net investment income	17,776,851
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,032,836)
Futures contracts	(348,973)
Net realized loss	(1,381,809)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	22,285,778
Net change in unrealized appreciation (depreciation)	22,285,778
Net realized and unrealized gain	20,903,969
Net increase in net assets resulting from operations	$38,680,820
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$17,776,851	$17,480,370
Net realized gain (loss)	(1,381,809)	489,082
Net change in unrealized appreciation (depreciation)	22,285,778	(12,530,703)
Net increase in net assets resulting from operations	38,680,820	5,438,749
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,872,720)
Advisor Class	(332,324)
Class C	(1,335,328)
Institutional Class	(4,232,545)
Institutional 2 Class	(76,545)
Institutional 3 Class	(253,506)
Net investment income
Class A		(12,108,331)
Advisor Class		(182,765)
Class C		(1,549,281)
Institutional Class		(3,599,969)
Institutional 2 Class		(53,815)
Institutional 3 Class		(186,427)
Net realized gains
Class A		(1,799,523)
Advisor Class		(22,579)
Class C		(314,080)
Institutional Class		(487,469)
Institutional 2 Class		(6,638)
Institutional 3 Class		(26,743)
Total distributions to shareholders (Note 2)	(18,102,968)	(20,337,620)
Increase in net assets from capital stock activity	30,236,893	9,162,035
Total increase (decrease) in net assets	50,814,745	(5,736,836)
Net assets at beginning of year	602,849,772	608,586,608
Net assets at end of year	$653,664,517	$602,849,772
Undistributed (excess of distributions over) net investment income	$(26,442)	$299,675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,552,153	56,904,871	8,535,272	46,394,897
Distributions reinvested	2,176,016	11,739,090	2,529,368	13,731,474
Redemptions	(13,160,494)	(70,466,387)	(12,776,155)	(69,352,916)
Net decrease	(432,325)	(1,822,426)	(1,711,515)	(9,226,545)
Advisor Class
Subscriptions	1,465,567	7,824,507	832,097	4,522,274
Distributions reinvested	61,257	330,903	37,830	204,979
Redemptions	(714,638)	(3,823,263)	(252,171)	(1,372,527)
Net increase	812,186	4,332,147	617,756	3,354,726
Class B
Redemptions	—	—	(1,812)	(9,914)
Net decrease	—	—	(1,812)	(9,914)
Class C
Subscriptions	1,358,894	7,331,292	1,881,405	10,261,733
Distributions reinvested	241,769	1,303,272	335,548	1,821,845
Redemptions	(2,901,445)	(15,580,787)	(3,664,419)	(19,869,941)
Net decrease	(1,300,782)	(6,946,223)	(1,447,466)	(7,786,363)
Institutional Class
Subscriptions	14,793,022	79,473,438	9,928,716	53,967,447
Distributions reinvested	761,919	4,110,647	729,681	3,957,650
Redemptions	(9,522,455)	(50,871,755)	(8,077,710)	(43,914,821)
Net increase	6,032,486	32,712,330	2,580,687	14,010,276
Institutional 2 Class
Subscriptions	324,735	1,753,413	338,393	1,827,505
Distributions reinvested	14,167	76,220	11,099	60,088
Redemptions	(308,915)	(1,652,559)	(105,875)	(568,522)
Net increase	29,987	177,074	243,617	1,319,071
Institutional 3 Class
Subscriptions	778,610	4,206,415	1,522,818	8,367,212
Distributions reinvested	46,835	253,117	39,280	212,803
Redemptions	(501,572)	(2,675,541)	(198,707)	(1,079,231)
Net increase	323,873	1,783,991	1,363,391	7,500,784
Total net increase	5,465,425	30,236,893	1,644,658	9,162,035
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

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Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$5.37	0.16	0.18	0.34	(0.16)	—	(0.16)
Year Ended 7/31/2018	$5.50	0.16	(0.11)	0.05	(0.16)	(0.02)	(0.18)
Year Ended 7/31/2017	$5.68	0.17	(0.18)	(0.01)	(0.17)	(0.00) (d)	(0.17)
Year Ended 7/31/2016	$5.52	0.19	0.16	0.35	(0.19)	—	(0.19)
Year Ended 7/31/2015	$5.49	0.20	0.03	0.23	(0.20)	—	(0.20)
Advisor Class
Year Ended 7/31/2019	$5.37	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00) (d)	(0.18)
Year Ended 7/31/2016	$5.51	0.20	0.17	0.37	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.02	0.23	(0.21)	—	(0.21)
Class C
Year Ended 7/31/2019	$5.37	0.12	0.18	0.30	(0.12)	—	(0.12)
Year Ended 7/31/2018	$5.50	0.12	(0.11)	0.01	(0.12)	(0.02)	(0.14)
Year Ended 7/31/2017	$5.68	0.12	(0.18)	(0.06)	(0.12)	(0.00) (d)	(0.12)
Year Ended 7/31/2016	$5.52	0.14	0.16	0.30	(0.14)	—	(0.14)
Year Ended 7/31/2015	$5.49	0.15	0.03	0.18	(0.15)	—	(0.15)
Institutional Class
Year Ended 7/31/2019	$5.37	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00) (d)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.16	0.36	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—	(0.21)
Institutional 2 Class
Year Ended 7/31/2019	$5.36	0.17	0.19	0.36	(0.17)	—	(0.17)
Year Ended 7/31/2018	$5.49	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.67	0.18	(0.18)	0.00	(0.18)	(0.00) (d)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.15	0.35	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$5.55	6.50%	0.78%	0.78%	2.95%	18%	$414,107
Year Ended 7/31/2018	$5.37	0.98%	0.78%	0.78% (c)	2.90%	17%	$402,818
Year Ended 7/31/2017	$5.50	(0.20%)	0.79%	0.79% (c)	2.99%	19%	$422,118
Year Ended 7/31/2016	$5.68	6.38%	0.81%	0.81% (c)	3.35%	8%	$475,734
Year Ended 7/31/2015	$5.52	4.14%	0.82%	0.82% (c)	3.54%	9%	$409,338
Advisor Class
Year Ended 7/31/2019	$5.55	6.77%	0.53%	0.53%	3.19%	18%	$12,205
Year Ended 7/31/2018	$5.37	1.23%	0.54%	0.54% (c)	3.16%	17%	$7,443
Year Ended 7/31/2017	$5.50	0.05%	0.54%	0.54% (c)	3.24%	19%	$4,228
Year Ended 7/31/2016	$5.68	6.84%	0.56%	0.56% (c)	3.55%	8%	$5,156
Year Ended 7/31/2015	$5.51	4.21%	0.57%	0.57% (c)	3.79%	9%	$861
Class C
Year Ended 7/31/2019	$5.55	5.70%	1.53%	1.53%	2.20%	18%	$58,620
Year Ended 7/31/2018	$5.37	0.22%	1.53%	1.53% (c)	2.14%	17%	$63,680
Year Ended 7/31/2017	$5.50	(0.95%)	1.54%	1.54% (c)	2.24%	19%	$73,206
Year Ended 7/31/2016	$5.68	5.59%	1.56%	1.56% (c)	2.58%	8%	$70,213
Year Ended 7/31/2015	$5.52	3.37%	1.57%	1.57% (c)	2.79%	9%	$50,570
Institutional Class
Year Ended 7/31/2019	$5.55	6.76%	0.53%	0.53%	3.19%	18%	$156,662
Year Ended 7/31/2018	$5.37	1.23%	0.53%	0.53% (c)	3.15%	17%	$119,138
Year Ended 7/31/2017	$5.50	0.05%	0.55%	0.55% (c)	3.23%	19%	$107,860
Year Ended 7/31/2016	$5.68	6.65%	0.56%	0.56% (c)	3.56%	8%	$26,415
Year Ended 7/31/2015	$5.52	4.40%	0.57%	0.57% (c)	3.80%	9%	$8,291
Institutional 2 Class
Year Ended 7/31/2019	$5.55	6.95%	0.54%	0.54%	3.20%	18%	$2,683
Year Ended 7/31/2018	$5.36	1.21%	0.55%	0.55%	3.15%	17%	$2,433
Year Ended 7/31/2017	$5.49	0.03%	0.56%	0.56%	3.23%	19%	$1,155
Year Ended 7/31/2016	$5.67	6.48%	0.55%	0.55%	3.55%	8%	$453
Year Ended 7/31/2015	$5.52	4.42%	0.55%	0.55%	3.81%	9%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$5.38	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.51	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017(e)	$5.41	0.07	0.10 (f)	0.17	(0.07)	—	(0.07)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$5.56	6.80%	0.49%	0.49%	3.24%	18%	$9,387
Year Ended 7/31/2018	$5.38	1.27%	0.50%	0.50%	3.23%	17%	$7,339
Year Ended 7/31/2017(e)	$5.51	3.20%	0.53% (g)	0.53% (g)	3.17% (g)	19%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	27

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
28	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(348,973)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	3,130,173

30	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
*	Based on the ending daily outstanding amounts for the year ended July 31, 2019.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.46% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
32	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended July 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,850,376 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
July 31, 2019
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $410,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75 (a)	262,540
Class C	—	1.00 (b)	3,033

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.85%	0.85%
Advisor Class	0.60	0.60
Class C	1.60	1.60
Institutional Class	0.60	0.60
Institutional 2 Class	0.61	0.62
Institutional 3 Class	0.56	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for tax straddles, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
34	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019				Year Ended July 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	18,102,968	—	18,102,968	148,730	17,544,896	2,643,994	20,337,620
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,521,058	—	(1,624,198)	29,800,522
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
622,390,771	30,083,602	(283,080)	29,800,522
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
277,919	1,346,279	1,624,198	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $136,092,166 and $106,488,585, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
July 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
36	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 70.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Minnesota Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Minnesota Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
40	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
42	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	45

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
46	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2019	47

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
48	Columbia Minnesota Tax-Exempt Fund | Annual Report 2019

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Columbia Minnesota Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN199_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Limited Duration Credit Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Limited Duration Credit Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Co-Portfolio Manager
Managed Fund since 2003
Timothy Doubek, CFA
Co-Portfolio Manager
Managed Fund since 2009
Royce Wilson, CFA
Co-Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	5.75	1.96	3.16
	Including sales charges		2.57	1.34	2.85
Advisor Class*		02/28/13	6.02	2.22	3.33
Class C	Excluding sales charges	06/19/03	4.96	1.20	2.39
	Including sales charges		3.96	1.20	2.39
Institutional Class*		09/27/10	6.01	2.24	3.39
Institutional 2 Class*		11/08/12	6.08	2.28	3.39
Institutional 3 Class*		03/19/13	6.13	2.33	3.41
Bloomberg Barclays U.S. 1-5 Year Corporate Index			6.10	2.56	3.55
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Limited Duration Credit Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2019)
Corporate Bonds & Notes	80.9
Money Market Funds	9.9
Treasury Bills	2.1
U.S. Treasury Obligations	7.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2019)
AAA rating	10.2
AA rating	6.5
A rating	20.8
BBB rating	62.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Limited Duration Credit Fund | Annual Report 2019

Manager Discussion of Fund Performance
At July 31, 2019, approximately 25.99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended July 31, 2019, Class A shares of the Fund returned 5.75% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 6.10% for the same time period. For the 12-month period, the largest contribution to relative performance came from the Fund’s higher level of credit risk compared with the benchmark, as the Fund benefited from the tightening of credit spreads.
U.S. Federal Reserve pivoted amid rising trade tensions
During the 12-month period, positive drivers of fixed-income market returns included the dovish pivot by the U.S. Federal Reserve (Fed) in late December/early January, declining interest rates and supportive U.S. economic data and corporate earnings, while volatile commodity prices and U.S./China trade tensions represented a drag on returns. Overall, solid fixed-income returns masked significant underlying volatility during the period.
At times, international trade tensions were extreme during the period. While the United States, Canada and Mexico came to agreement regarding modifications to NAFTA, little progress was made with respect to the U.S.-China trade dispute. The United States imposed 10% tariffs on $200 billion of Chinese goods during the third quarter of 2018, while threatening further tariff increases. China then responded with its own tariffs. Ongoing negotiations forestalled further hikes in tariffs until May 2019, when U.S. tariffs on $200 billion of Chinese imports were abruptly increased from 10% to 25%. In addition, the United States threatened to apply 25% tariffs on an additional $325 billion of Chinese goods by the end of June. In late June, both sides agreed to a pause in any further escalation and to re-start negotiations.
The Fed raised short-term rates for the fourth time during the calendar year in December of 2018, with its accompanying commentary more hawkish than expected, raising strong concerns from financial market participants. However, the Fed then pivoted to a dovish stance in late December/early January, acknowledging the risks to growth from escalating trade tensions, and reduced its projections for rate hikes in 2019 from two to zero. The Fed cut short-term rates in July and the market immediately “priced in” additional cuts in 2019 and 2020. Fed Chairman Jerome Powell expressed a favorable outlook for the domestic economy but described the federal funds rate cut as necessary given downside risks to U.S. growth from the global slowdown and continuing trade tensions. After being as high as 3.24% in early November, the 10-year U.S. Treasury yield ended the period at 2.02%, a two-year low.
U.S. economic data was mixed over the 12-month period. While the data was generally in line with expectations during the third quarter and early in the fourth quarter of 2018, the data grew more disappointing in late 2018 and early 2019. Though employment reports and broad labor market conditions remained strong, durable goods orders, retail sales, industrial production and manufacturing data all softened. Corporate earnings were broadly supportive during the period, with the majority of companies exceeding expectations across most sectors.
Contributors and detractors
For the 12-month period, the largest positive contribution to relative performance came from the Fund’s higher level of credit risk compared with the benchmark, which allowed the Fund to benefit from the tightening of credit spreads. Issue selection also added to performance during the period, led by overweights in utilities Pacific Gas & Electric Company and DTE Energy. The Fund’s overall industry selection detracted slightly from returns, primarily due to an overweight position in electric utilities. Lastly, the Fund’s slight underweight stance with respect to duration versus the benchmark detracted modestly as interest rates declined over the period. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)
During the period, the Fund employed Treasury futures intended to reduce the potentially negative impact of rising interest rates. On a stand-alone basis, these derivatives had a negative impact on Fund performance.
Columbia Limited Duration Credit Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
At the close of the reporting period, U.S. equity indices were at record or near-record levels and credit spreads were substantially narrower than they were at the start of 2019. However, we believe that spreads have the potential to tighten from current levels given recent history. That said, the BBB-rated portion of the benchmark has registered substantial returns to date in 2019. Given ongoing serious concerns surrounding global trade, we are closely monitoring the financial and strategic execution, as well as the needed progress towards deleveraging, by our holdings in the bottom portion of the investment grade category. Given the strong recent performance of many of our favored names year to date, we have reduced BBB exposure at the margins.
As always, our focus is on identifying idiosyncratic credit opportunities as opposed to attempting to predict macroeconomic developments. We favor companies with management teams that are believed to execute in a way that balances returns to shareholders and bondholders, and that have demonstrated the ability to withstand macroeconomic or industry headwinds.
The Fund ended the reporting period underweight duration versus the benchmark. In sector terms, the Fund ended the period with overweights relative to the benchmark in electric, life insurance and food and beverage issuers. These sectors are primarily U.S.-centric and non-cyclical in nature. The Fund’s largest underweights are to banking and technology. We believe that a backdrop of declining interest rates could weigh on the banking sector, and we did not see many relative value opportunities within technology issues as of the close of the reporting period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Limited Duration Credit Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.30	1,020.83	4.05	4.01	0.80
Advisor Class	1,000.00	1,000.00	1,040.60	1,022.07	2.78	2.76	0.55
Class C	1,000.00	1,000.00	1,036.50	1,017.11	7.83	7.75	1.55
Institutional Class	1,000.00	1,000.00	1,041.60	1,022.07	2.78	2.76	0.55
Institutional 2 Class	1,000.00	1,000.00	1,042.00	1,022.36	2.48	2.46	0.49
Institutional 3 Class	1,000.00	1,000.00	1,042.20	1,022.61	2.23	2.21	0.44
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Limited Duration Credit Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 82.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.2%
Lockheed Martin Corp.
11/23/2020	2.500%	9,755,000	9,777,368
Northrop Grumman Corp.
08/01/2019	5.050%	4,240,000	4,240,229
Total			14,017,597
Automotive 1.0%
Ford Motor Credit Co. LLC
06/09/2025	4.687%	6,075,000	6,243,369
Banking 9.1%
American Express Co.
05/20/2022	2.750%	4,985,000	5,029,172
02/27/2023	3.400%	6,670,000	6,883,207
Bank of Montreal
03/26/2022	2.900%	5,900,000	5,977,715
02/05/2024	3.300%	2,795,000	2,888,580
Bank of Nova Scotia (The)
02/11/2024	3.400%	5,460,000	5,673,819
Capital One Financial Corp.
05/12/2020	2.500%	2,129,000	2,129,996
04/30/2025	4.250%	6,415,000	6,866,603
Goldman Sachs Group, Inc. (The)
02/20/2024	3.625%	6,880,000	7,145,974
Toronto-Dominion Bank (The)
03/11/2024	3.250%	5,950,000	6,158,095
Wells Fargo & Co.
01/24/2024	3.750%	5,865,000	6,148,725
Wells Fargo Bank NA
10/22/2021	3.625%	4,610,000	4,728,376
Total			59,630,262
Cable and Satellite 3.5%
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	3,332,000	3,601,539
NBCUniversal Media LLC
04/01/2021	4.375%	8,995,000	9,306,910
Sky PLC(a)
09/16/2024	3.750%	9,525,000	10,066,887
Total			22,975,336
Chemicals 0.7%
Dow Chemical Co. (The)(a)
05/15/2024	3.150%	4,560,000	4,644,852
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 1.7%
Honeywell International, Inc.(b)
08/08/2022	2.150%	2,212,000	2,210,432
United Technologies Corp.
05/04/2020	1.900%	4,440,000	4,423,510
06/01/2022	3.100%	4,455,000	4,549,459
Total			11,183,401
Electric 16.2%
AEP Texas, Inc.
10/01/2022	2.400%	7,765,000	7,756,148
American Electric Power Co., Inc.
11/13/2020	2.150%	3,753,000	3,739,016
12/01/2021	3.650%	1,548,000	1,590,418
CMS Energy Corp.
03/01/2024	3.875%	6,245,000	6,533,007
11/15/2025	3.600%	7,445,000	7,724,098
DTE Energy Co.
10/01/2026	2.850%	8,988,000	8,972,712
Duke Energy Corp.
09/01/2026	2.650%	9,511,000	9,417,830
Edison International
09/15/2022	2.400%	4,710,000	4,606,130
Emera U.S. Finance LP
06/15/2021	2.700%	6,091,000	6,099,564
06/15/2026	3.550%	5,330,000	5,491,243
Eversource Energy
10/01/2024	2.900%	8,650,000	8,784,066
Public Service Enterprise Group, Inc.
11/15/2019	1.600%	4,575,000	4,562,062
06/15/2024	2.875%	4,948,000	5,010,310
Southern Co. (The)
07/01/2026	3.250%	8,855,000	9,033,269
WEC Energy Group, Inc.
06/15/2025	3.550%	4,095,000	4,292,424
Xcel Energy, Inc.
03/15/2021	2.400%	3,395,000	3,392,943
06/01/2025	3.300%	8,995,000	9,292,213
Total			106,297,453
Finance Companies 0.9%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	5,935,000	6,048,887
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 11.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2021	2.650%	3,880,000	3,900,669
Bacardi Ltd.(a)
05/15/2025	4.450%	2,750,000	2,907,443
07/15/2026	2.750%	8,200,000	7,801,406
Conagra Brands, Inc.
11/01/2025	4.600%	1,530,000	1,660,292
General Mills, Inc.
10/21/2019	2.200%	1,400,000	1,399,131
JM Smucker Co. (The)
12/06/2019	2.200%	2,385,000	2,381,833
03/15/2020	2.500%	6,718,000	6,716,589
Kraft Heinz Foods Co. (The)
06/01/2026	3.000%	14,420,000	14,183,036
Molson Coors Brewing Co.
07/15/2021	2.100%	2,915,000	2,895,128
Mondelez International, Inc.(a)
10/28/2019	1.625%	8,515,000	8,496,080
Sysco Corp.
07/15/2021	2.500%	3,675,000	3,681,424
Tyson Foods, Inc.
08/15/2019	2.650%	8,720,000	8,719,697
Wm. Wrigley Jr., Co.(a)
10/21/2019	2.900%	7,762,000	7,762,551
Total			72,505,279
Health Care 4.6%
Becton Dickinson and Co.
11/08/2021	3.125%	5,607,000	5,676,611
12/15/2024	3.734%	4,470,000	4,685,713
Cardinal Health, Inc.
06/15/2027	3.410%	5,260,000	5,141,387
CVS Health Corp.
03/25/2025	4.100%	9,430,000	9,918,521
Halfmoon Parent, Inc.(a)
11/15/2025	4.125%	4,578,000	4,866,341
Total			30,288,573
Healthcare Insurance 0.5%
Aetna, Inc.
11/15/2022	2.750%	3,220,000	3,226,334
Independent Energy 0.7%
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,455,000	4,608,715
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 8.9%
AIG Global Funding(a)
07/02/2020	2.150%	2,180,000	2,171,648
Five Corners Funding Trust(a)
11/15/2023	4.419%	13,005,000	13,894,360
Guardian Life Global Funding(a)
05/06/2024	2.900%	6,650,000	6,796,074
MassMutual Global Funding II(a)
07/01/2022	2.250%	4,194,000	4,179,279
06/22/2024	2.750%	8,015,000	8,122,040
Metropolitan Life Global Funding I(a)
06/12/2020	2.050%	8,980,000	8,962,247
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	13,693,000	14,271,981
Total			58,397,629
Media and Entertainment 2.1%
Discovery Communications LLC
06/15/2020	2.800%	13,643,000	13,659,385
Midstream 6.1%
Enterprise Products Operating LLC
02/15/2021	2.800%	3,665,000	3,684,318
Kinder Morgan Energy Partners LP
05/01/2024	4.300%	2,132,000	2,263,790
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	13,562,000	13,811,161
12/15/2026	4.500%	2,500,000	2,663,672
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	4,714,000	4,853,185
Western Gas Partners LP
07/01/2026	4.650%	3,037,000	3,102,548
Williams Companies, Inc. (The)
09/15/2025	4.000%	9,150,000	9,639,516
Total			40,018,190
Natural Gas 1.9%
NiSource, Inc.
11/17/2022	2.650%	5,850,000	5,870,422
06/15/2023	3.650%	3,870,000	4,014,638
Sempra Energy
06/15/2024	3.550%	2,320,000	2,397,664
Total			12,282,724
Pharmaceuticals 3.6%
AbbVie, Inc.
05/14/2025	3.600%	5,855,000	6,031,212

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Allergan Funding SCS
06/15/2024	3.850%	6,590,000	6,857,857
Amgen, Inc.
11/15/2021	3.875%	4,510,000	4,638,535
05/11/2022	2.650%	2,770,000	2,785,700
Gilead Sciences, Inc.
09/20/2019	1.850%	3,522,000	3,519,465
Total			23,832,769
Property & Casualty 0.6%
Liberty Mutual Insurance Co.(a)
Subordinated
10/15/2026	7.875%	3,335,000	4,148,423
Railroads 1.2%
Canadian National Railway Co.
02/03/2020	2.400%	7,940,000	7,939,937
Supermarkets 0.7%
Kroger Co. (The)
10/15/2026	2.650%	4,665,000	4,539,110
Technology 2.7%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	6,765,000	6,828,165
International Business Machines Corp.
05/13/2022	2.850%	10,330,000	10,462,534
Total			17,290,699
Transportation Services 0.7%
ERAC U.S.A. Finance LLC(a)
11/15/2024	3.850%	4,442,000	4,681,997
Wireless 1.4%
American Tower Corp.
01/15/2025	2.950%	9,285,000	9,357,720
Total Corporate Bonds & Notes (Cost $524,496,588)			537,818,641

Treasury Bills 2.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 2.1%
U.S. Treasury Bills
11/21/2019	2.050%	14,000,000	13,911,684
Total Treasury Bills (Cost $13,897,862)			13,911,684

U.S. Treasury Obligations 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/29/2020	2.250%	30,000,000	30,017,578
01/31/2021	1.375%	17,215,000	17,065,041
Total U.S. Treasury Obligations (Cost $46,947,810)			47,082,619

Money Market Funds 10.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(c),(d)	65,870,256	65,863,669
Total Money Market Funds (Cost $65,863,669)		65,863,669
Total Investments in Securities (Cost: $651,205,929)		664,676,613
Other Assets & Liabilities, Net		(9,618,553)
Net Assets		655,058,060

At July 31, 2019, securities and/or cash totaling $701,295 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,091	09/2019	USD	233,917,219	740,870	—

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(822)	09/2019	USD	(104,740,781)	—	(2,132,174)
U.S. Treasury 5-Year Note	(104)	09/2019	USD	(12,225,688)	—	(144,035)
U.S. Treasury Ultra 10-Year Note	(17)	09/2019	USD	(2,343,344)	—	(59,452)
Total					—	(2,335,661)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $113,773,609, which represents 17.37% of total net assets.
(b)	Represents a security purchased on a when-issued basis.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	2,783,340	494,640,315	(431,553,399)	65,870,256	218	—	618,772	65,863,669
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	537,818,641	—	537,818,641
Treasury Bills	13,911,684	—	—	13,911,684
U.S. Treasury Obligations	47,082,619	—	—	47,082,619
Money Market Funds	65,863,669	—	—	65,863,669
Total Investments in Securities	126,857,972	537,818,641	—	664,676,613
Investments in Derivatives
Asset
Futures Contracts	740,870	—	—	740,870
Liability
Futures Contracts	(2,335,661)	—	—	(2,335,661)
Total	125,263,181	537,818,641	—	663,081,822
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $585,342,260)	$598,812,944
Affiliated issuers (cost $65,863,669)	65,863,669
Margin deposits on:
Futures contracts	701,295
Receivable for:
Capital shares sold	2,294,275
Dividends	105,124
Interest	4,518,262
Foreign tax reclaims	8,486
Variation margin for futures contracts	6,500
Expense reimbursement due from Investment Manager	455
Prepaid expenses	5,303
Total assets	672,316,313
Liabilities
Payable for:
Investments purchased	12,721,579
Investments purchased on a delayed delivery basis	2,209,766
Capital shares purchased	550,849
Distributions to shareholders	1,300,636
Variation margin for futures contracts	264,404
Management services fees	7,675
Distribution and/or service fees	1,805
Transfer agent fees	69,640
Compensation of board members	70,551
Other expenses	61,348
Total liabilities	17,258,253
Net assets applicable to outstanding capital stock	$655,058,060
Represented by
Paid in capital	667,157,263
Total distributable earnings (loss) (Note 2)	(12,099,203)
Total - representing net assets applicable to outstanding capital stock	$655,058,060
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2019	13

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$173,842,758
Shares outstanding	17,439,804
Net asset value per share	$9.97
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.28
Advisor Class
Net assets	$48,340,271
Shares outstanding	4,847,813
Net asset value per share	$9.97
Class C
Net assets	$22,796,552
Shares outstanding	2,287,559
Net asset value per share	$9.97
Institutional Class
Net assets	$166,237,568
Shares outstanding	16,665,141
Net asset value per share	$9.98
Institutional 2 Class
Net assets	$66,741,228
Shares outstanding	6,689,495
Net asset value per share	$9.98
Institutional 3 Class
Net assets	$177,099,683
Shares outstanding	17,753,677
Net asset value per share	$9.98
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Annual Report 2019

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$618,772
Interest	17,903,885
Total income	18,522,657
Expenses:
Management services fees	2,529,936
Distribution and/or service fees
Class A	426,083
Class C	256,083
Class T	230
Transfer agent fees
Class A	203,662
Advisor Class	57,612
Class C	30,598
Institutional Class	181,421
Institutional 2 Class	35,015
Institutional 3 Class	10,290
Class T	109
Compensation of board members	20,686
Custodian fees	16,277
Printing and postage fees	40,922
Registration fees	103,509
Audit fees	36,750
Legal fees	12,224
Compensation of chief compliance officer	128
Other	17,615
Total expenses	3,979,150
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(235,744)
Total net expenses	3,743,406
Net investment income	14,779,251
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,616,262
Investments — affiliated issuers	218
Futures contracts	(5,201,177)
Net realized loss	(3,584,697)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	24,007,275
Futures contracts	(1,283,282)
Net change in unrealized appreciation (depreciation)	22,723,993
Net realized and unrealized gain	19,139,296
Net increase in net assets resulting from operations	$33,918,547
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$14,779,251	$12,624,997
Net realized loss	(3,584,697)	(804,331)
Net change in unrealized appreciation (depreciation)	22,723,993	(14,916,136)
Net increase (decrease) in net assets resulting from operations	33,918,547	(3,095,470)
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,157,647)
Advisor Class	(1,296,509)
Class C	(432,373)
Institutional Class	(4,077,981)
Institutional 2 Class	(1,659,268)
Institutional 3 Class	(3,709,208)
Class T	(2,188)
Net investment income
Class A		(3,402,048)
Advisor Class		(1,010,520)
Class C		(349,024)
Institutional Class		(3,694,113)
Institutional 2 Class		(1,392,798)
Institutional 3 Class		(2,490,109)
Class K		(1,118)
Class T		(5,367)
Total distributions to shareholders (Note 2)	(15,335,174)	(12,345,097)
Increase (decrease) in net assets from capital stock activity	25,819,037	(77,325,357)
Total increase (decrease) in net assets	44,402,410	(92,765,924)
Net assets at beginning of year	610,655,650	703,421,574
Net assets at end of year	$655,058,060	$610,655,650
Undistributed (excess of distributions over) net investment income	$(58,020)	$497,903
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,399,846	33,121,033	2,746,773	26,835,329
Distributions reinvested	418,535	4,081,612	343,667	3,352,898
Redemptions	(4,954,852)	(48,125,857)	(6,424,393)	(62,661,266)
Net decrease	(1,136,471)	(10,923,212)	(3,333,953)	(32,473,039)
Advisor Class
Subscriptions	826,462	8,058,251	963,604	9,421,410
Distributions reinvested	132,900	1,296,211	103,549	1,010,227
Redemptions	(1,258,631)	(12,234,246)	(1,722,212)	(16,868,519)
Net decrease	(299,269)	(2,879,784)	(655,059)	(6,436,882)
Class B
Redemptions	—	—	(1,031)	(8,710)
Net decrease	—	—	(1,031)	(8,710)
Class C
Subscriptions	423,962	4,146,680	310,876	3,039,184
Distributions reinvested	40,270	392,078	33,256	324,347
Redemptions	(1,187,438)	(11,568,066)	(1,792,751)	(17,481,168)
Net decrease	(723,206)	(7,029,308)	(1,448,619)	(14,117,637)
Institutional Class
Subscriptions	7,180,357	70,382,911	7,699,164	75,523,215
Distributions reinvested	391,261	3,818,569	333,958	3,260,578
Redemptions	(7,816,033)	(76,076,963)	(11,311,531)	(110,523,611)
Net decrease	(244,415)	(1,875,483)	(3,278,409)	(31,739,818)
Institutional 2 Class
Subscriptions	2,236,045	21,918,539	2,739,342	26,814,332
Distributions reinvested	169,951	1,658,892	142,742	1,392,505
Redemptions	(3,398,255)	(33,018,170)	(1,598,817)	(15,639,675)
Net increase (decrease)	(992,259)	(9,440,739)	1,283,267	12,567,162
Institutional 3 Class
Subscriptions	7,335,968	71,812,313	1,091,746	10,732,213
Distributions reinvested	379,167	3,708,676	255,040	2,489,907
Redemptions	(1,786,690)	(17,294,520)	(1,860,454)	(18,085,258)
Net increase (decrease)	5,928,445	58,226,469	(513,668)	(4,863,138)
Class K
Distributions reinvested	—	—	99	978
Redemptions	—	—	(11,348)	(110,320)
Net decrease	—	—	(11,249)	(109,342)
Class T
Distributions reinvested	194	1,875	532	5,200
Redemptions	(27,113)	(260,781)	(15,191)	(149,153)
Net decrease	(26,919)	(258,906)	(14,659)	(143,953)
Total net increase (decrease)	2,505,906	25,819,037	(7,973,380)	(77,325,357)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$9.66	0.23	0.32	0.55	(0.24)	—	(0.24)
Year Ended 7/31/2018	$9.88	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
Year Ended 7/31/2017	$9.80	0.15	0.07	0.22	(0.14)	—	(0.14)
Year Ended 7/31/2016	$9.70	0.22	0.10	0.32	(0.22)	—	(0.22)
Year Ended 7/31/2015	$9.99	0.19	(0.28)	(0.09)	(0.19)	(0.01)	(0.20)
Advisor Class
Year Ended 7/31/2019	$9.66	0.25	0.32	0.57	(0.26)	—	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.23)	(0.04)	(0.19)	—	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$9.99	0.22	(0.29)	(0.07)	(0.21)	(0.01)	(0.22)
Class C
Year Ended 7/31/2019	$9.66	0.15	0.32	0.47	(0.16)	—	(0.16)
Year Ended 7/31/2018	$9.88	0.10	(0.23)	(0.13)	(0.09)	—	(0.09)
Year Ended 7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	—	(0.07)
Year Ended 7/31/2016	$9.69	0.15	0.11	0.26	(0.15)	—	(0.15)
Year Ended 7/31/2015	$9.99	0.12	(0.30)	(0.18)	(0.11)	(0.01)	(0.12)
Institutional Class
Year Ended 7/31/2019	$9.67	0.25	0.32	0.57	(0.26)	—	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.22)	(0.03)	(0.19)	—	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$9.99	0.21	(0.28)	(0.07)	(0.21)	(0.01)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$9.97	5.75%	0.84%	0.80%	2.34%	99%	$173,843
Year Ended 7/31/2018	$9.66	(0.55%)	0.84% (c)	0.80% (c),(d)	1.74%	79%	$179,474
Year Ended 7/31/2017	$9.88	2.28%	0.83%	0.81% (d)	1.47%	119%	$216,524
Year Ended 7/31/2016	$9.80	3.43%	0.89%	0.83% (d)	2.29%	49%	$388,216
Year Ended 7/31/2015	$9.70	(0.96%)	0.86%	0.83% (d)	1.92%	68%	$538,661
Advisor Class
Year Ended 7/31/2019	$9.97	6.02%	0.59%	0.55%	2.59%	99%	$48,340
Year Ended 7/31/2018	$9.66	(0.40%)	0.59% (c)	0.55% (c),(d)	1.99%	79%	$49,745
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56% (d)	1.74%	119%	$57,357
Year Ended 7/31/2016	$9.80	3.68%	0.64%	0.58% (d)	2.53%	49%	$47,065
Year Ended 7/31/2015	$9.70	(0.71%)	0.61%	0.58% (d)	2.27%	68%	$48,659
Class C
Year Ended 7/31/2019	$9.97	4.96%	1.59%	1.55%	1.59%	99%	$22,797
Year Ended 7/31/2018	$9.66	(1.29%)	1.59% (c)	1.55% (c),(d)	0.97%	79%	$29,079
Year Ended 7/31/2017	$9.88	1.53%	1.58%	1.56% (d)	0.74%	119%	$44,055
Year Ended 7/31/2016	$9.80	2.76%	1.65%	1.58% (d)	1.54%	49%	$52,777
Year Ended 7/31/2015	$9.69	(1.80%)	1.61%	1.58% (d)	1.17%	68%	$66,931
Institutional Class
Year Ended 7/31/2019	$9.98	6.01%	0.59%	0.55%	2.59%	99%	$166,238
Year Ended 7/31/2018	$9.67	(0.30%)	0.59% (c)	0.55% (c),(d)	1.98%	79%	$163,477
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56% (d)	1.78%	119%	$199,635
Year Ended 7/31/2016	$9.80	3.69%	0.64%	0.58% (d)	2.53%	49%	$81,473
Year Ended 7/31/2015	$9.70	(0.71%)	0.61%	0.58% (d)	2.17%	68%	$131,631
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	—	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	—	(0.20)
Year Ended 7/31/2017	$9.81	0.18	0.07	0.25	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.71	0.25	0.10	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$10.00	0.22	(0.28)	(0.06)	(0.22)	(0.01)	(0.23)
Institutional 3 Class
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	—	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	—	(0.20)
Year Ended 7/31/2017	$9.80	0.19	0.08	0.27	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.70	0.25	0.11	0.36	(0.26)	—	(0.26)
Year Ended 7/31/2015	$10.00	0.24	(0.31)	(0.07)	(0.22)	(0.01)	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Limited Duration Credit Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 7/31/2019	$9.98	6.08%	0.53%	0.49%	2.65%	99%	$66,741
Year Ended 7/31/2018	$9.67	(0.25%)	0.53% (c)	0.50% (c)	2.06%	79%	$74,279
Year Ended 7/31/2017	$9.89	2.59%	0.52%	0.52%	1.78%	119%	$63,284
Year Ended 7/31/2016	$9.81	3.76%	0.51%	0.51%	2.60%	49%	$53,070
Year Ended 7/31/2015	$9.71	(0.63%)	0.51%	0.51%	2.26%	68%	$58,152
Institutional 3 Class
Year Ended 7/31/2019	$9.98	6.13%	0.48%	0.44%	2.70%	99%	$177,100
Year Ended 7/31/2018	$9.67	(0.20%)	0.48% (c)	0.45% (c)	2.08%	79%	$114,340
Year Ended 7/31/2017	$9.89	2.75%	0.48%	0.47%	1.90%	119%	$122,034
Year Ended 7/31/2016	$9.80	3.81%	0.47%	0.46%	2.65%	49%	$3,113
Year Ended 7/31/2015	$9.70	(0.69%)	0.47%	0.46%	2.44%	68%	$2,941
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2019	21

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
22	Columbia Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent
Columbia Limited Duration Credit Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
July 31, 2019
amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	740,870*

24	Columbia Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,335,661*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(5,201,177)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,283,282)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	229,512,918
Futures contracts — short	148,680,783

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Limited Duration Credit Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
July 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
26	Columbia Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Limited Duration Credit Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.04 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $646,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00 (a)	136,830
Class C	—	1.00 (b)	1,426
Class T	2.50	—	—

28	Columbia Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.49	0.50
Institutional 3 Class	0.44	0.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,335,174	—	15,335,174	12,345,097	—	12,345,097
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Limited Duration Credit Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,312,563	—	(23,391,108)	11,349,925
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
651,731,897	13,119,285	(1,769,360)	11,349,925
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
2,819,222	20,571,886	23,391,108	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $554,493,438 and $591,966,569, respectively, for the year ended July 31, 2019, of which $144,130,899 and $97,609,825, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Limited Duration Credit Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Shareholder concentration risk
At July 31, 2019, one unaffiliated shareholder of record owned 10.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 63.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Limited Duration Credit Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Limited Duration Credit Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Limited Duration Credit Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Limited Duration Credit Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Limited Duration Credit Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Limited Duration Credit Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Limited Duration Credit Fund | Annual Report 2019

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Limited Duration Credit Fund | Annual Report 2019	39

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio shown in the report. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall
40	Columbia Limited Duration Credit Fund | Annual Report 2019

Approval of Management Agreement  (continued)
reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Limited Duration Credit Fund | Annual Report 2019	41

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Limited Duration Credit Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN183_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Disciplined Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Core Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Disciplined Core Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	4.01	10.34	13.89
	Including sales charges		-1.98	9.05	13.22
Advisor Class*		03/19/13	4.33	10.64	14.08
Class C	Excluding sales charges	04/24/03	3.23	9.53	13.03
	Including sales charges		2.27	9.53	13.03
Institutional Class*		09/27/10	4.26	10.63	14.16
Institutional 2 Class		12/11/06	4.31	10.68	14.30
Institutional 3 Class*		06/01/15	4.43	10.68	14.07
Class R		12/11/06	3.73	10.06	13.59
S&P 500 Index			7.99	11.34	14.03
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Core Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2019)
Alphabet, Inc., Class A	4.6
Facebook, Inc., Class A	3.5
Cisco Systems, Inc.	2.8
MasterCard, Inc., Class A	2.8
Microsoft Corp.	2.6
Citigroup, Inc.	2.5
Verizon Communications, Inc.	2.5
Amazon.com, Inc.	2.5
Starbucks Corp.	2.3
Adobe, Inc.	2.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2019)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2019)
Communication Services	10.6
Consumer Discretionary	10.1
Consumer Staples	7.6
Energy	4.6
Financials	13.0
Health Care	13.6
Industrials	9.1
Information Technology	22.4
Materials	2.9
Real Estate	2.8
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Core Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares gained 4.01% excluding sales charges. The Fund produced solid absolute gains but underperformed its benchmark, the S&P 500 Index, which rose 7.99% for the same time period. Stock selection detracted from the Fund’s relative results, while sector allocation contributed positively, albeit modestly.
U.S. equity markets advanced despite heightened volatility
As the reporting period began in August 2018, U.S. equity markets were continuing their climb from earlier in the year, supported by a growing U.S. economy and strong corporate earnings, each in turn fueled in large part by December 2017’s tax reform legislation. The U.S. equity market rally came to an end in the fourth quarter of 2018, as investors grappled with the U.S. Federal Reserve (the Fed) continuing to raise interest rates, the sharp slowdown in eurozone business confidence, weaker economic growth in China and heightened geopolitical concerns, including trade and tariff tensions. Long dormant volatility spiked, and U.S. equity markets declined precipitously in the final weeks of calendar year 2018. This sharp sell-off then set the stage for the nearly equally dramatic rally in the first quarter of 2019, as much of the ground lost in December 2018 was retraced. Following a relative calm in ongoing U.S.-China trade negotiations, volatility then returned in the second quarter of 2019 amid signs that trade talks had soured. Offsetting this disappointment was the apparent change in the stance of the Fed, which had adopted a more dovish posture with respect to the direction of interest rates, a shift much applauded by the U.S. equity markets. On July 31, 2019, the Fed lowered interest rates for the first time since 2008 to help stave off the possibility of an economic downturn.
For the 12-month period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
Large-cap stocks led market higher
Generally, the U.S. equity markets tended to favor capitalization during the reporting period, as large-cap stocks significantly outperformed their smaller cap counterparts. The Russell 1000 Index returned 8.00% compared to the -4.42% return of the Russell 2000 Index for the 12-month period. Stocks characterized by low beta, low dividend yield and low volatility were also in favor during the period. Conversely, higher yielding stocks, high-growth stocks and stocks with relatively high beta were out of favor during the period as was the liquidity factor.
Our stock selection model performed weakly during the reporting period. We divide the metrics for our stock selection model into three broad categories: valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, the valuation and quality models were particularly weak, while the catalyst model outperformed the benchmark, showing some signs of strength toward the end of the period. Notably, the valuation model was in the second-worst drawdown in the 16-year history of our proprietary models during the period. Emphasizing inexpensive and high-quality stocks is a key part of our investment strategy, and, despite this period of underperformance, we remain committed to this strategy, maintaining a long-term perspective.
Stock selection overall detracted from returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the period. Stock selection overall — indeed, in 10 of the 11 sectors of the benchmark — detracted from the Fund’s performance relative to the benchmark. Stock selection in the consumer discretionary, industrials and materials sectors were the primary detractors from the Fund’s relative performance.
Among the individual stocks detracting most from relative performance were Valero Energy, LyondellBasell Industries and Bristol-Myers Squibb. Oil refiner Valero Energy’s stock traded lower through the period in concert with falling energy commodity prices. Shares of chemicals manufacturer LyondellBasell Industries declined on lower earnings estimates and disappointing results stemming from weakness in Europe, where rising feedstock costs and seasonally slow demand weighed on results. Pharmaceuticals company Bristol-Myers Squibb saw its shares lose ground as its lung cancer drug, Opdivo, experienced mixed clinical results, while Merck’s competing lung cancer drug, Keytruda, delivered more favorable newsflow.
Columbia Disciplined Core Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Information technology stock selection boosted returns
Stock selection in the information technology sector contributed positively to the Fund’s relative performance during the period.
Among the Fund’s greatest individual positive contributors were VeriSign, Mastercard and Pfizer. VeriSign is a provider of domain name registry services and Internet infrastructure. Its shares rose during the period on news of the extension of its cooperative agreement with the U.S. government for managing the “.com” domain name. The agreement also provides a 7% price increase in each of the last four years of its six year “.com” contract. The company also benefited during the period from an increase in “.com” domain registrations. Shares of Mastercard rose, as the financial transaction processing services provider executed well and benefited from the long-term secular shift to electronic forms of payment. Mastercard posted strong quarterly reports that indicated a dominant competitive position with a notable network effect, including a long, durable growth runway in its core consumer payment market and a significant edge over Visa in many business-to-business opportunities. Pharmaceuticals company Pfizer saw its shares gain, as it delivered better than consensus expected earnings throughout the period based on higher than anticipated revenues from some of its legacy drugs, including Lipitor, Lyrica and Prevna.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest as we maintained our sector neutral investment approach. Within our stock selection model, we replaced the Credit Suisse HOLT Adjusted Value Target signal in all 11 sector models with other value factors and bolstered many investment themes with complementary and efficacious indicators. The updated models are more diversified and may exhibit better consistency of performance in different market regimes. We also completed a full review of our utilities sector models and put more emphasis on forward-looking valuation multiples, dividend growth, cash flow generation and business momentum. Finally, we adjusted factors to handle inconsistencies in the quarterly cash flow numbers of certain companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Core Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,072.60	1,019.89	5.09	4.96	0.99
Advisor Class	1,000.00	1,000.00	1,074.50	1,021.12	3.81	3.71	0.74
Class C	1,000.00	1,000.00	1,068.80	1,016.17	8.93	8.70	1.74
Institutional Class	1,000.00	1,000.00	1,074.00	1,021.12	3.81	3.71	0.74
Institutional 2 Class	1,000.00	1,000.00	1,074.20	1,021.27	3.65	3.56	0.71
Institutional 3 Class	1,000.00	1,000.00	1,074.80	1,021.57	3.34	3.26	0.65
Class R	1,000.00	1,000.00	1,071.80	1,018.65	6.37	6.21	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Disciplined Core Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 10.4%
Diversified Telecommunication Services 2.4%
Verizon Communications, Inc.	1,985,000	109,710,950
Interactive Media & Services 8.0%
Alphabet, Inc., Class A(a)	169,400	206,363,080
Facebook, Inc., Class A(a)	795,300	154,471,119
Total		360,834,199
Total Communication Services		470,545,149
Consumer Discretionary 10.0%
Automobiles 0.6%
Harley-Davidson, Inc.	692,600	24,781,228
Hotels, Restaurants & Leisure 2.3%
Starbucks Corp.	1,095,600	103,742,364
Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc.(a)	58,700	109,579,986
eBay, Inc.	430,191	17,719,567
Expedia Group, Inc.	275,600	36,583,144
Total		163,882,697
Specialty Retail 2.1%
Advance Auto Parts, Inc.	245,900	37,042,376
AutoZone, Inc.(a)	52,500	58,959,600
Total		96,001,976
Textiles, Apparel & Luxury Goods 1.4%
Nike, Inc., Class B	710,000	61,081,300
Total Consumer Discretionary		449,489,565
Consumer Staples 7.5%
Food & Staples Retailing 2.5%
Walgreens Boots Alliance, Inc.	1,111,850	60,584,706
Walmart, Inc.	494,200	54,549,796
Total		115,134,502
Food Products 1.0%
General Mills, Inc.	136,700	7,260,137
Tyson Foods, Inc., Class A	463,200	36,824,400
Total		44,084,537
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.8%
Kimberly-Clark Corp.	546,950	74,193,768
Procter & Gamble Co. (The)	51,000	6,020,040
Total		80,213,808
Tobacco 2.2%
Altria Group, Inc.	1,101,700	51,857,019
Philip Morris International, Inc.	549,500	45,943,695
Total		97,800,714
Total Consumer Staples		337,233,561
Energy 4.6%
Oil, Gas & Consumable Fuels 4.6%
Chevron Corp.	336,200	41,389,582
ConocoPhillips Co.	1,280,760	75,667,301
HollyFrontier Corp.	514,600	25,611,642
Marathon Petroleum Corp.	299,200	16,871,888
Valero Energy Corp.	548,450	46,755,362
Total		206,295,775
Total Energy		206,295,775
Financials 12.8%
Banks 3.3%
Bank of America Corp.	717,500	22,012,900
Citigroup, Inc.	1,572,900	111,927,564
Citizens Financial Group, Inc.	118,900	4,430,214
Comerica, Inc.	157,100	11,499,720
Total		149,870,398
Capital Markets 3.8%
Bank of New York Mellon Corp. (The)	246,800	11,579,856
CME Group, Inc.	31,600	6,143,672
Franklin Resources, Inc.	1,328,200	43,339,166
Intercontinental Exchange, Inc.	1,020,700	89,678,702
Morgan Stanley	101,400	4,518,384
T. Rowe Price Group, Inc.	157,700	17,881,603
Total		173,141,383
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 2.0%
Capital One Financial Corp.	823,600	76,117,112
Synchrony Financial	323,900	11,621,532
Total		87,738,644
Diversified Financial Services 0.8%
Voya Financial, Inc.	623,300	35,010,761
Insurance 2.9%
Allstate Corp. (The)	392,300	42,133,020
Aon PLC	92,800	17,562,400
MetLife, Inc.	533,100	26,345,802
Prudential Financial, Inc.	459,000	46,501,290
Total		132,542,512
Total Financials		578,303,698
Health Care 13.4%
Biotechnology 2.1%
AbbVie, Inc.	407,580	27,152,980
Alexion Pharmaceuticals, Inc.(a)	233,580	26,462,278
BioMarin Pharmaceutical, Inc.(a)	198,800	15,768,816
Vertex Pharmaceuticals, Inc.(a)	142,920	23,813,330
Total		93,197,404
Health Care Equipment & Supplies 1.8%
Abbott Laboratories	465,500	40,545,050
Baxter International, Inc.	458,800	38,525,436
Total		79,070,486
Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	87,200	7,599,480
Cardinal Health, Inc.	1,600,310	73,182,177
McKesson Corp.	439,000	60,999,050
Total		141,780,707
Pharmaceuticals 6.4%
Allergan PLC	62,400	10,015,200
Bristol-Myers Squibb Co.	1,911,000	84,867,510
Eli Lilly & Co.	495,800	54,017,410
Johnson & Johnson	294,800	38,388,856
Merck & Co., Inc.	1,158,700	96,160,513
Mylan NV(a)	345,000	7,210,500
Total		290,659,989
Total Health Care		604,708,586
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.1%
Aerospace & Defense 2.3%
Boeing Co. (The)	249,929	85,270,776
L3 Harris Technologies, Inc.	92,100	19,119,960
Total		104,390,736
Airlines 1.7%
Southwest Airlines Co.	1,450,500	74,744,265
Electrical Equipment 0.3%
Eaton Corp. PLC	85,709	7,044,423
Rockwell Automation, Inc.	31,895	5,128,078
Total		12,172,501
Industrial Conglomerates 0.9%
Honeywell International, Inc.	232,300	40,062,458
Machinery 2.6%
Cummins, Inc.	363,000	59,532,000
Snap-On, Inc.	394,476	60,200,983
Total		119,732,983
Professional Services 0.4%
Robert Half International, Inc.	279,200	16,866,472
Road & Rail 0.9%
CSX Corp.	187,900	13,228,160
Union Pacific Corp.	147,300	26,506,635
Total		39,734,795
Total Industrials		407,704,210
Information Technology 22.1%
Communications Equipment 3.1%
Cisco Systems, Inc.	2,269,600	125,735,840
F5 Networks, Inc.(a)	93,088	13,657,872
Total		139,393,712
IT Services 6.1%
MasterCard, Inc., Class A	459,200	125,026,384
PayPal Holdings, Inc.(a)	232,100	25,623,840
VeriSign, Inc.(a)	407,500	86,019,175
Visa, Inc., Class A	213,919	38,077,582
Total		274,746,981

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.3%
Broadcom, Inc.	324,200	94,014,758
Lam Research Corp.	242,600	50,608,786
Qorvo, Inc.(a)	37,900	2,777,691
Total		147,401,235
Software 6.5%
Adobe, Inc.(a)	338,700	101,223,882
Fortinet, Inc.(a)	336,600	27,032,346
Microsoft Corp.(b)	837,700	114,153,379
VMware, Inc., Class A	301,200	52,556,388
Total		294,965,995
Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	442,780	94,329,851
HP, Inc.	2,116,900	44,539,576
Total		138,869,427
Total Information Technology		995,377,350
Materials 2.9%
Chemicals 1.6%
LyondellBasell Industries NV, Class A	831,300	69,571,497
Metals & Mining 1.3%
Nucor Corp.	1,102,500	59,953,950
Total Materials		129,525,447
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
American Tower Corp.	134,600	28,484,052
Host Hotels & Resorts, Inc.	1,999,200	34,766,088
Simon Property Group, Inc.	382,800	62,090,160
Total		125,340,300
Total Real Estate		125,340,300
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.2%
Electric Utilities 2.1%
American Electric Power Co., Inc.	244,000	21,425,640
Exelon Corp.	1,584,600	71,402,076
Total		92,827,716
Independent Power and Renewable Electricity Producers 1.1%
AES Corp. (The)	1,426,600	23,952,614
NRG Energy, Inc.	799,520	27,295,613
Total		51,248,227
Multi-Utilities 0.0%
Public Service Enterprise Group, Inc.	34,756	1,986,305
Total Utilities		146,062,248
Total Common Stocks (Cost $3,623,498,988)		4,450,585,889

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(c),(d)	49,357,445	49,352,509
Total Money Market Funds (Cost $49,352,509)		49,352,509
Total Investments in Securities (Cost: $3,672,851,497)		4,499,938,398
Other Assets & Liabilities, Net		3,258,940
Net Assets		4,503,197,338

At July 31, 2019, securities and/or cash totaling $4,646,807 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	422	09/2019	USD	62,926,530	1,214,497	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	47,331,148	437,952,684	(435,926,387)	49,357,445	(566)	493	1,292,472	49,352,509
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	470,545,149	—	—	470,545,149
Consumer Discretionary	449,489,565	—	—	449,489,565
Consumer Staples	337,233,561	—	—	337,233,561
Energy	206,295,775	—	—	206,295,775
Financials	578,303,698	—	—	578,303,698
Health Care	604,708,586	—	—	604,708,586
Industrials	407,704,210	—	—	407,704,210
Information Technology	995,377,350	—	—	995,377,350
Materials	129,525,447	—	—	129,525,447
Real Estate	125,340,300	—	—	125,340,300
Utilities	146,062,248	—	—	146,062,248
Total Common Stocks	4,450,585,889	—	—	4,450,585,889
Money Market Funds	49,352,509	—	—	49,352,509
Total Investments in Securities	4,499,938,398	—	—	4,499,938,398
Investments in Derivatives
Asset
Futures Contracts	1,214,497	—	—	1,214,497
Total	4,501,152,895	—	—	4,501,152,895
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,623,498,988)	$4,450,585,889
Affiliated issuers (cost $49,352,509)	49,352,509
Receivable for:
Investments sold	119,204,286
Capital shares sold	876,063
Dividends	3,714,359
Prepaid expenses	19,614
Other assets	22,506
Total assets	4,623,775,226
Liabilities
Payable for:
Investments purchased	116,212,203
Capital shares purchased	2,879,434
Variation margin for futures contracts	633,000
Management services fees	78,266
Distribution and/or service fees	26,480
Transfer agent fees	316,652
Compensation of board members	266,878
Other expenses	164,975
Total liabilities	120,577,888
Net assets applicable to outstanding capital stock	$4,503,197,338
Represented by
Paid in capital	3,385,367,987
Total distributable earnings (loss) (Note 2)	1,117,829,351
Total - representing net assets applicable to outstanding capital stock	$4,503,197,338
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2019	13

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$3,602,297,644
Shares outstanding	293,772,941
Net asset value per share	$12.26
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.01
Advisor Class
Net assets	$17,612,562
Shares outstanding	1,420,685
Net asset value per share	$12.40
Class C
Net assets	$50,697,419
Shares outstanding	4,234,391
Net asset value per share	$11.97
Institutional Class
Net assets	$493,839,851
Shares outstanding	40,008,980
Net asset value per share	$12.34
Institutional 2 Class
Net assets	$53,463,718
Shares outstanding	4,345,674
Net asset value per share	$12.30
Institutional 3 Class
Net assets	$280,888,570
Shares outstanding	22,726,791
Net asset value per share	$12.36
Class R
Net assets	$4,397,574
Shares outstanding	359,215
Net asset value per share	$12.24
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Annual Report 2019

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$93,408,733
Dividends — affiliated issuers	1,292,472
Total income	94,701,205
Expenses:
Management services fees	27,660,875
Distribution and/or service fees
Class A	8,998,156
Class C	503,577
Class R	21,302
Class T	1,195
Transfer agent fees
Class A	3,195,797
Advisor Class	11,458
Class C	44,810
Institutional Class	361,570
Institutional 2 Class	30,538
Institutional 3 Class	21,169
Class R	3,775
Class T	393
Compensation of board members	78,924
Custodian fees	35,195
Printing and postage fees	303,689
Registration fees	179,384
Audit fees	38,451
Legal fees	47,218
Compensation of chief compliance officer	903
Other	78,699
Total expenses	41,617,078
Net investment income	53,084,127
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	328,422,982
Investments — affiliated issuers	(566)
Futures contracts	1,973,746
Net realized gain	330,396,162
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(197,666,313)
Investments — affiliated issuers	493
Futures contracts	363,254
Net change in unrealized appreciation (depreciation)	(197,302,566)
Net realized and unrealized gain	133,093,596
Net increase in net assets resulting from operations	$186,177,723
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$53,084,127	$40,345,089
Net realized gain	330,396,162	320,562,021
Net change in unrealized appreciation (depreciation)	(197,302,566)	370,014,185
Net increase in net assets resulting from operations	186,177,723	730,921,295
Distributions to shareholders
Net investment income and net realized gains
Class A	(262,138,569)
Advisor Class	(839,395)
Class C	(3,399,386)
Institutional Class	(34,732,155)
Institutional 2 Class	(3,823,913)
Institutional 3 Class	(21,752,522)
Class R	(302,970)
Class T	(88,745)
Net investment income
Class A		(52,999,190)
Advisor Class		(110,839)
Class C		(466,638)
Institutional Class		(2,841,035)
Institutional 2 Class		(2,080,750)
Institutional 3 Class		(5,480,347)
Class K		(25,699)
Class R		(60,849)
Class T		(20,965)
Net realized gains
Class A		(162,252,446)
Advisor Class		(292,108)
Class C		(2,658,313)
Institutional Class		(7,504,180)
Institutional 2 Class		(5,347,909)
Institutional 3 Class		(13,727,135)
Class K		(75,700)
Class R		(218,938)
Class T		(64,017)
Total distributions to shareholders (Note 2)	(327,077,655)	(256,227,058)
Increase (decrease) in net assets from capital stock activity	253,783,977	(210,114,426)
Total increase in net assets	112,884,045	264,579,811
Net assets at beginning of year	4,390,313,293	4,125,733,482
Net assets at end of year	$4,503,197,338	$4,390,313,293
Undistributed net investment income	$31,733,495	$21,168,153
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,789,778	93,358,819	4,941,593	60,798,153
Distributions reinvested	23,405,065	259,094,070	18,003,505	212,621,389
Redemptions	(31,334,102)	(376,777,023)	(33,573,703)	(406,351,415)
Net decrease	(139,259)	(24,324,134)	(10,628,605)	(132,931,873)
Advisor Class
Subscriptions	792,762	9,659,114	455,836	5,617,284
Distributions reinvested	75,055	839,113	33,785	402,720
Redemptions	(196,968)	(2,320,114)	(308,584)	(3,758,651)
Net increase	670,849	8,178,113	181,037	2,261,353
Class B
Redemptions	—	—	(250)	(3,689)
Net decrease	—	—	(250)	(3,689)
Class C
Subscriptions	1,285,634	15,105,446	945,562	11,385,008
Distributions reinvested	293,072	3,182,757	252,632	2,930,530
Redemptions	(1,191,202)	(13,850,421)	(2,437,629)	(29,596,219)
Net increase (decrease)	387,504	4,437,782	(1,239,435)	(15,280,681)
Institutional Class
Subscriptions	31,569,610	384,880,080	6,256,539	76,785,167
Distributions reinvested	3,065,100	34,114,567	833,483	9,893,443
Redemptions	(11,595,819)	(138,293,208)	(3,859,836)	(46,731,235)
Net increase	23,038,891	280,701,439	3,230,186	39,947,375
Institutional 2 Class
Subscriptions	880,809	10,738,609	1,278,465	15,633,848
Distributions reinvested	341,063	3,782,389	627,930	7,428,412
Redemptions	(965,023)	(11,832,635)	(7,456,011)	(92,888,582)
Net increase (decrease)	256,849	2,688,363	(5,549,616)	(69,826,322)
Institutional 3 Class
Subscriptions	986,261	11,800,752	1,516,002	19,007,087
Distributions reinvested	1,950,614	21,729,841	1,616,775	19,207,291
Redemptions	(4,061,734)	(50,181,416)	(5,656,504)	(69,683,619)
Net decrease	(1,124,859)	(16,650,823)	(2,523,727)	(31,469,241)
Class K
Subscriptions	—	—	2,423	30,466
Distributions reinvested	—	—	8,517	101,179
Redemptions	—	—	(148,877)	(1,863,391)
Net decrease	—	—	(137,937)	(1,731,746)
Class R
Subscriptions	131,228	1,568,176	126,659	1,529,760
Distributions reinvested	12,786	141,540	10,919	128,960
Redemptions	(153,261)	(1,816,613)	(200,845)	(2,426,074)
Net decrease	(9,247)	(106,897)	(63,267)	(767,354)
Class T
Distributions reinvested	7,934	88,469	7,129	84,760
Redemptions	(111,017)	(1,228,335)	(32,853)	(397,008)
Net decrease	(103,083)	(1,139,866)	(25,724)	(312,248)
Total net increase (decrease)	22,977,645	253,783,977	(16,757,338)	(210,114,426)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$12.76	0.14	0.27	0.41	(0.11)	(0.80)	(0.91)
Year Ended 7/31/2018	$11.43	0.11	1.95	2.06	(0.18)	(0.55)	(0.73)
Year Ended 7/31/2017	$10.00	0.18	1.38	1.56	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.99	0.13	(0.00) (d)	0.13	(0.12)	—	(0.12)
Year Ended 7/31/2015	$8.93	0.11	1.05	1.16	(0.10)	—	(0.10)
Advisor Class
Year Ended 7/31/2019	$12.89	0.17	0.28	0.45	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.54	0.14	1.97	2.11	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.09	0.21	1.39	1.60	(0.15)	—	(0.15)
Year Ended 7/31/2016	$10.07	0.14	0.03 (e)	0.17	(0.15)	—	(0.15)
Year Ended 7/31/2015	$9.00	0.14	1.05	1.19	(0.12)	—	(0.12)
Class C
Year Ended 7/31/2019	$12.47	0.05	0.27	0.32	(0.02)	(0.80)	(0.82)
Year Ended 7/31/2018	$11.20	0.02	1.90	1.92	(0.10)	(0.55)	(0.65)
Year Ended 7/31/2017	$9.80	0.09	1.37	1.46	(0.06)	—	(0.06)
Year Ended 7/31/2016	$9.78	0.05	0.02 (e)	0.07	(0.05)	—	(0.05)
Year Ended 7/31/2015	$8.75	0.04	1.02	1.06	(0.03)	—	(0.03)
Institutional Class
Year Ended 7/31/2019	$12.84	0.17	0.27	0.44	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.50	0.14	1.96	2.10	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.06	0.23	1.37	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.04	0.15	0.02 (e)	0.17	(0.15)	—	(0.15)
Year Ended 7/31/2015	$8.97	0.14	1.05	1.19	(0.12)	—	(0.12)
Institutional 2 Class
Year Ended 7/31/2019	$12.80	0.17	0.28	0.45	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.47	0.15	1.95	2.10	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.03	0.22	1.38	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.02	0.16	0.01 (e)	0.17	(0.16)	—	(0.16)
Year Ended 7/31/2015	$8.96	0.14	1.06	1.20	(0.14)	—	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$12.26	4.01%	0.98%	0.98%	1.16%	75%	$3,602,298
Year Ended 7/31/2018	$12.76	18.55%	0.98%	0.98% (c)	0.90%	71%	$3,749,864
Year Ended 7/31/2017	$11.43	15.74%	1.03%	1.03% (c)	1.66%	72%	$3,481,990
Year Ended 7/31/2016	$10.00	1.39%	1.04%	1.04% (c)	1.34%	77%	$3,475,816
Year Ended 7/31/2015	$9.99	13.03%	1.06%	1.06% (c)	1.12%	77%	$3,601,777
Advisor Class
Year Ended 7/31/2019	$12.40	4.33%	0.74%	0.74%	1.38%	75%	$17,613
Year Ended 7/31/2018	$12.89	18.83%	0.73%	0.73% (c)	1.15%	71%	$9,665
Year Ended 7/31/2017	$11.54	16.05%	0.77%	0.77% (c)	1.98%	72%	$6,566
Year Ended 7/31/2016	$10.09	1.75%	0.80%	0.80% (c)	1.50%	77%	$3,298
Year Ended 7/31/2015	$10.07	13.29%	0.80%	0.80% (c)	1.40%	77%	$948
Class C
Year Ended 7/31/2019	$11.97	3.23%	1.73%	1.73%	0.42%	75%	$50,697
Year Ended 7/31/2018	$12.47	17.56%	1.73%	1.73% (c)	0.17%	71%	$47,968
Year Ended 7/31/2017	$11.20	14.94%	1.77%	1.77% (c)	0.91%	72%	$56,943
Year Ended 7/31/2016	$9.80	0.74%	1.79%	1.79% (c)	0.57%	77%	$58,819
Year Ended 7/31/2015	$9.78	12.17%	1.80%	1.80% (c)	0.37%	77%	$52,590
Institutional Class
Year Ended 7/31/2019	$12.34	4.26%	0.74%	0.74%	1.42%	75%	$493,840
Year Ended 7/31/2018	$12.84	18.80%	0.73%	0.73% (c)	1.15%	71%	$217,861
Year Ended 7/31/2017	$11.50	16.01%	0.77%	0.77% (c)	2.12%	72%	$157,993
Year Ended 7/31/2016	$10.06	1.75%	0.79%	0.79% (c)	1.58%	77%	$43,386
Year Ended 7/31/2015	$10.04	13.34%	0.80%	0.80% (c)	1.38%	77%	$43,636
Institutional 2 Class
Year Ended 7/31/2019	$12.30	4.31%	0.70%	0.70%	1.44%	75%	$53,464
Year Ended 7/31/2018	$12.80	18.82%	0.70%	0.70%	1.22%	71%	$52,336
Year Ended 7/31/2017	$11.47	16.14%	0.71%	0.71%	2.05%	72%	$110,542
Year Ended 7/31/2016	$10.03	1.75%	0.71%	0.71%	1.67%	77%	$79,994
Year Ended 7/31/2015	$10.02	13.40%	0.70%	0.70%	1.47%	77%	$76,799
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$12.85	0.18	0.28	0.46	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.51	0.15	1.96	2.11	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.07	0.27	1.34	1.61	(0.17)	—	(0.17)
Year Ended 7/31/2016	$10.06	0.09	0.08 (e)	0.17	(0.16)	—	(0.16)
Year Ended 7/31/2015(f)	$10.09	0.02	(0.05) (e)	(0.03)	—	—	—
Class R
Year Ended 7/31/2019	$12.74	0.11	0.27	0.38	(0.08)	(0.80)	(0.88)
Year Ended 7/31/2018	$11.42	0.08	1.94	2.02	(0.15)	(0.55)	(0.70)
Year Ended 7/31/2017	$9.99	0.15	1.39	1.54	(0.11)	—	(0.11)
Year Ended 7/31/2016	$9.98	0.10	0.01 (e)	0.11	(0.10)	—	(0.10)
Year Ended 7/31/2015	$8.92	0.08	1.06	1.14	(0.08)	—	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$12.36	4.43%	0.65%	0.65%	1.50%	75%	$280,889
Year Ended 7/31/2018	$12.85	18.89%	0.65%	0.65%	1.23%	71%	$306,602
Year Ended 7/31/2017	$11.51	16.12%	0.66%	0.66%	2.46%	72%	$303,699
Year Ended 7/31/2016	$10.07	1.82%	0.68%	0.68%	0.92%	77%	$1,054
Year Ended 7/31/2015(f)	$10.06	(0.30%)	0.60% (g)	0.60% (g)	1.16% (g)	77%	$2
Class R
Year Ended 7/31/2019	$12.24	3.73%	1.23%	1.23%	0.92%	75%	$4,398
Year Ended 7/31/2018	$12.74	18.21%	1.23%	1.23% (c)	0.65%	71%	$4,693
Year Ended 7/31/2017	$11.42	15.49%	1.27%	1.27% (c)	1.43%	72%	$4,929
Year Ended 7/31/2016	$9.99	1.13%	1.29%	1.29% (c)	1.10%	77%	$4,349
Year Ended 7/31/2015	$9.98	12.78%	1.31%	1.31% (c)	0.86%	77%	$4,943
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2019	21

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Core Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
July 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,214,497*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,973,746

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	363,254
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	62,851,232

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Disciplined Core Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
July 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
26	Columbia Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Disciplined Core Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
Class T	0.03 (a)

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2019 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,285,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	1,212,045
Class C	—	1.00 (b)	3,252
Class T	2.50	—	—

28	Columbia Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	1.12%	1.12%
Advisor Class	0.87	0.87
Class C	1.87	1.87
Institutional Class	0.87	0.87
Institutional 2 Class	0.85	0.83
Institutional 3 Class	0.80	0.78
Class R	1.37	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, post-October capital losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(20,048)	20,048	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Disciplined Core Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
42,498,737	284,578,918	327,077,655	62,522,526	193,704,532	256,227,058
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
31,997,995	322,665,690	—	817,760,487
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,683,392,408	908,041,768	(90,281,281)	817,760,487
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	18,579,540	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	54,330,321
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,290,369,754 and $3,302,835,333, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
30	Columbia Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 84.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.
Columbia Disciplined Core Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Core Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Core Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Core Fund | Annual Report 2019	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$390,722,485
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Disciplined Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Disciplined Core Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
36	Columbia Disciplined Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Disciplined Core Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Disciplined Core Fund | Annual Report 2019	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Core Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
40	Columbia Disciplined Core Fund | Annual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Disciplined Core Fund | Annual Report 2019	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia Disciplined Core Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Core Fund | Annual Report 2019	43

Columbia Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN177_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Income Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Income Opportunities Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	7.62	4.40	7.20
	Including sales charges		2.50	3.40	6.68
Advisor Class*		11/08/12	7.99	4.69	7.40
Class C	Excluding sales charges	06/19/03	6.82	3.63	6.44
	Including sales charges		5.82	3.63	6.44
Institutional Class*		09/27/10	7.89	4.67	7.45
Institutional 2 Class*		11/08/12	8.08	4.78	7.46
Institutional 3 Class*		03/07/11	8.13	4.85	7.58
Class R*		09/27/10	7.35	4.14	6.94
ICE BofAML BB-B US Cash Pay High Yield Constrained Index			8.09	5.20	8.17
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Income Opportunities Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2019)
Common Stocks	0.0 (a)
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	88.0
Money Market Funds	8.9
Senior Loans	3.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2019)
BBB rating	1.2
BB rating	43.3
B rating	53.4
CCC rating	2.0
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Income Opportunities Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2019, the Fund’s Class A shares returned 7.62% excluding sales charges. The Fund underperformed its benchmark, the unmanaged ICE BofAML BB-B US Cash Pay High Yield Constrained Index, which returned 8.09% for the same time period. The Fund’s security selection was the main driver of its underperformance during the 12-month period.
U.S. Federal Reserve pivoted amid rising trade tensions
High-yield bonds in aggregate posted solid returns over the 12 months ended July 31, 2019, with higher quality issues leading performance within the asset class. Drivers of the high-yield market’s positive return included the dovish pivot by the U.S. Federal Reserve (Fed) entering 2019, declining U.S. Treasury yields, and generally supportive U.S. economic data and corporate earnings. However, U.S./China trade tensions and weak commodity prices led to heightened volatility during the period and a significant dispersion of returns within the high-yield market.
At times, international trade tensions were high during the period. While the United States, Canada and Mexico came to agreement regarding modifications to NAFTA, little progress was made with respect to the U.S./China trade dispute. The United States imposed 10% tariffs on $200 billion of Chinese goods during the third quarter of 2018, while threatening further tariff increases. China then responded with its own tariffs. Ongoing negotiations forstalled further hikes in tariffs until May 2019, when U.S. tariffs on $200 billion of Chinese imports were abruptly increased from 10% to 25%. In addition, the United States threatened to apply 25% tariffs on an additional $325 billion of Chinese goods by the end of June. In late June, both sides agreed to a pause in any further escalation and to re-start negotiations.
The Fed raised short-term rates for the fourth time during the calendar year in December 2018, with its accompanying commentary more hawkish than expected, raising strong concerns from financial market participants. However, the Fed then pivoted to a dovish stance in late December/early January, acknowledging the risks to growth from escalating trade tensions, and reduced its projections for rate hikes in 2019 from two to zero. The Fed cut short-term rates in July and the market immediately priced in additional cuts in 2019 and 2020. Fed Chairman Powell expressed a favorable outlook for the domestic economy but described the federal funds rate cut as necessary given downside risks to U.S. growth from the global slowdown and continuing trade tensions. After being as high as 3.24% in early November 2018, the 10-year U.S. Treasury yield ended the period at 2.02%, a two-year low.
U.S. economic data was mixed over the 12-month period. While the data was generally in line with expectations during the third quarter and early in the fourth quarter of 2018, the data grew more disappointing in late 2018 and early 2019. Though employment reports and broad labor market conditions remained strong, durable goods orders, retail sales, industrial production and manufacturing data all softened. Corporate earnings were broadly supportive during the period, with the majority of companies exceeding expectations across most sectors. However, S&P 500 companies in aggregate reported a modest year-over-year earnings decline in the first quarter of 2019, the first such decline since the second quarter of 2016.
Security selection drove Fund performance
Security selection was the primary driver of the Fund’s performance during the 12-month period. Selection was strongest in energy exploration and production, cable and satellite TV, metals/mining, telecom-wireline and pharmaceuticals. Conversely, security selection detracted within personal and household products and oil field equipment and services. In terms of sector allocation, the Fund’s overweight to cable and underweight to oil field equipment and services were notable contributors. An underweight to banking and an overweight to energy exploration and production detracted from performance relative to the benchmark.
Outlook and positioning
In July 2019, the Fed cut short-term rates for the first time since 2008. At the close of the reporting period, we were not convinced that current funding costs were slowing the U.S. economy, and we believed that trade uncertainty represented more of a headwind. Therefore, we did not expect lower rates to provide a significant boost to the economy. The U.S. consumer remained on sound footing, and June’s employment report surprised to the upside. Elsewhere, recent GDP, manufacturing, durable goods and industrial production estimates met or exceeded expectations, but international growth
Columbia Income Opportunities Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
data continued to trend negative. In addition, given oil’s strong representation within the high-yield market, the direction of oil prices may continue to be an important component of overall high-yield returns. Recent spikes in the price of oil had been driven more by increased geopolitical risk and optimism surrounding Fed easing than by improved supply/demand dynamics.
The technical backdrop within the high-yield market softened recently but remained supportive. Net new issue volume had increased over recent months, but we expected issuance to remain manageable given elevated refinancing activity in recent years and a lack of leveraged buyout activity. High-yield spreads have widened following the most recent escalation in U.S./China trade tensions, leading to more reasonable valuations and increased market opportunities.
At the close of the reporting period, the Fund remained positioned more conservatively than the benchmark as reflected in the below-benchmark average yield of holdings and defensive sector allocations. As of period end, the Fund was underweight in the retail, banking, automotive, basic industry and transportation sectors. Overweights included utilities, telecommunications and consumer goods. As always, we will maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Income Opportunities Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.90	1,019.59	5.37	5.26	1.05
Advisor Class	1,000.00	1,000.00	1,065.10	1,020.83	4.10	4.01	0.80
Class C	1,000.00	1,000.00	1,059.00	1,015.87	9.19	9.00	1.80
Institutional Class	1,000.00	1,000.00	1,064.10	1,020.83	4.09	4.01	0.80
Institutional 2 Class	1,000.00	1,000.00	1,065.60	1,021.22	3.69	3.61	0.72
Institutional 3 Class	1,000.00	1,000.00	1,065.90	1,021.47	3.43	3.36	0.67
Class R	1,000.00	1,000.00	1,061.60	1,018.35	6.65	6.51	1.30
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Income Opportunities Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c),(d)	275,078	0
Loral Space & Communications, Inc.(b)	101	3,716
Ziff Davis Holdings, Inc.(a),(b),(d)	6,107	61
Total		3,777
Total Communication Services		3,777
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	540	68,461
Total Consumer Discretionary		68,461
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.	1,298	14,681
Total Industrials		14,681
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c),(d)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,191,147)		86,919

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d),(e)
Subordinated
06/12/2015	0.000%	3,896,787	0
Total Convertible Bonds (Cost $—)			0

Corporate Bonds & Notes 88.4%

Aerospace & Defense 2.1%
Bombardier, Inc.(f)
10/15/2022	6.000%	752,000	752,566
12/01/2024	7.500%	1,645,000	1,698,008
03/15/2025	7.500%	2,249,000	2,290,681
04/15/2027	7.875%	306,000	309,610
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
05/15/2025	6.500%	555,000	569,920
06/15/2026	6.375%	7,515,000	7,660,708
TransDigm, Inc.(f)
03/15/2026	6.250%	9,515,000	9,989,180
03/15/2027	7.500%	3,201,000	3,374,558
Total			26,645,231
Automotive 0.4%
IAA Spinco, Inc.(f)
06/15/2027	5.500%	643,000	671,970
Panther BF Aggregator 2 LP/Finance Co., Inc.(f)
05/15/2026	6.250%	1,946,000	2,015,934
05/15/2027	8.500%	1,881,000	1,909,685
Total			4,597,589
Banking 0.5%
Ally Financial, Inc.
11/01/2031	8.000%	5,118,000	6,843,027
Brokerage/Asset Managers/Exchanges 0.1%
VFH Parent LLC/Orchestra Co-Issuer, Inc.(f)
06/15/2022	6.750%	908,000	937,637
Building Materials 1.2%
American Builders & Contractors Supply Co., Inc.(f)
05/15/2026	5.875%	6,005,000	6,372,752
Beacon Roofing Supply, Inc.(f)
11/01/2025	4.875%	7,082,000	7,016,995
James Hardie International Finance DAC(f)
01/15/2025	4.750%	1,430,000	1,462,418
Total			14,852,165
Cable and Satellite 9.3%
CCO Holdings LLC/Capital Corp.(f)
05/01/2025	5.375%	5,259,000	5,444,595
02/15/2026	5.750%	8,985,000	9,456,919
05/01/2026	5.500%	106,000	110,998
05/01/2027	5.875%	3,109,000	3,262,277
06/01/2029	5.375%	4,640,000	4,808,372
CSC Holdings LLC(f)
07/15/2023	5.375%	7,131,000	7,316,149
10/15/2025	6.625%	877,000	934,602
02/01/2028	5.375%	8,773,000	9,148,730
04/01/2028	7.500%	7,060,000	7,790,399
02/01/2029	6.500%	2,663,000	2,935,308
01/15/2030	5.750%	1,922,000	1,954,340
DISH DBS Corp.
07/01/2026	7.750%	13,892,000	13,612,549
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(f)
07/15/2024	4.625%	1,395,000	1,435,480
04/15/2025	5.375%	3,385,000	3,516,751
07/15/2026	5.375%	1,236,000	1,292,735
Unitymedia Hessen GmbH & Co. KG NRW(f)
01/15/2025	5.000%	14,823,000	15,326,004
Viasat, Inc.(f)
04/15/2027	5.625%	1,120,000	1,174,996
Virgin Media Secured Finance PLC(f)
01/15/2026	5.250%	1,394,000	1,425,188
08/15/2026	5.500%	4,893,000	5,108,757
05/15/2029	5.500%	5,267,000	5,400,287
Ziggo Bond Finance BV(f)
01/15/2027	6.000%	5,350,000	5,432,443
Ziggo BV(f)
01/15/2027	5.500%	9,828,000	10,060,737
Total			116,948,616
Chemicals 3.1%
Angus Chemical Co.(f)
02/15/2023	8.750%	6,093,000	6,124,178
Axalta Coating Systems LLC(f)
08/15/2024	4.875%	4,749,000	4,902,160
INEOS Group Holdings SA(f)
08/01/2024	5.625%	1,104,000	1,103,763
Platform Specialty Products Corp.(f)
12/01/2025	5.875%	9,250,000	9,425,056
PQ Corp.(f)
11/15/2022	6.750%	7,000,000	7,247,219
12/15/2025	5.750%	3,530,000	3,583,836
SPCM SA(f)
09/15/2025	4.875%	2,650,000	2,680,557
Starfruit Finco BV/US Holdco LLC(f)
10/01/2026	8.000%	4,307,000	4,268,642
Total			39,335,411
Construction Machinery 1.2%
H&E Equipment Services, Inc.
09/01/2025	5.625%	3,719,000	3,820,663
Herc Holdings, Inc.(f)
07/15/2027	5.500%	2,749,000	2,752,747
Ritchie Bros. Auctioneers, Inc.(f)
01/15/2025	5.375%	2,029,000	2,109,961
United Rentals North America, Inc.
09/15/2026	5.875%	2,077,000	2,210,503
12/15/2026	6.500%	4,138,000	4,495,378
Total			15,389,252
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.9%
APX Group, Inc.
12/01/2022	7.875%	8,811,000	8,371,208
APX Group, Inc.(f)
11/01/2024	8.500%	2,129,000	2,030,655
frontdoor, Inc.(f)
08/15/2026	6.750%	1,334,000	1,426,011
Total			11,827,874
Consumer Products 2.4%
Energizer Holdings, Inc.(f)
07/15/2026	6.375%	1,353,000	1,410,105
01/15/2027	7.750%	2,125,000	2,309,512
Mattel, Inc.(f)
12/31/2025	6.750%	2,428,000	2,555,035
Prestige Brands, Inc.(f)
12/15/2021	5.375%	1,567,000	1,572,368
03/01/2024	6.375%	6,621,000	6,883,172
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,652,000	6,896,022
Spectrum Brands, Inc.
07/15/2025	5.750%	4,042,000	4,192,136
Valvoline, Inc.
07/15/2024	5.500%	4,333,000	4,484,950
Total			30,303,300
Diversified Manufacturing 0.9%
CFX Escrow Corp.(f)
02/15/2024	6.000%	1,031,000	1,093,546
02/15/2026	6.375%	912,000	976,500
Gates Global LLC/Co.(f)
07/15/2022	6.000%	552,000	552,276
MTS Systems Corp.(f)
08/15/2027	5.750%	644,000	661,910
Resideo Funding, Inc.(f)
11/01/2026	6.125%	702,000	740,484
SPX FLOW, Inc.(f)
08/15/2024	5.625%	1,201,000	1,250,568
WESCO Distribution, Inc.
06/15/2024	5.375%	3,540,000	3,673,150
Zekelman Industries, Inc.(f)
06/15/2023	9.875%	1,796,000	1,890,109
Total			10,838,543
Electric 5.0%
AES Corp. (The)
05/15/2026	6.000%	1,976,000	2,107,098
09/01/2027	5.125%	4,441,000	4,700,652

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.
01/15/2025	5.750%	1,500,000	1,493,802
Calpine Corp.(f)
06/01/2026	5.250%	3,466,000	3,505,110
Clearway Energy Operating LLC
08/15/2024	5.375%	8,425,000	8,641,573
09/15/2026	5.000%	5,656,000	5,684,303
Clearway Energy Operating LLC(f)
10/15/2025	5.750%	1,357,000	1,409,015
NextEra Energy Operating Partners LP(f)
07/15/2024	4.250%	1,740,000	1,765,166
09/15/2027	4.500%	8,160,000	8,208,446
NRG Energy, Inc.
01/15/2027	6.625%	2,332,000	2,488,762
NRG Energy, Inc.(f)
06/15/2029	5.250%	5,783,000	6,086,058
Pattern Energy Group, Inc.(f)
02/01/2024	5.875%	4,857,000	4,981,397
TerraForm Power Operating LLC(f)
01/31/2028	5.000%	5,353,000	5,429,751
Vistra Operations Co. LLC(f)
02/15/2027	5.625%	4,127,000	4,357,505
07/31/2027	5.000%	2,470,000	2,531,750
Total			63,390,388
Environmental 0.1%
Clean Harbors, Inc.(f)
07/15/2027	4.875%	919,000	948,051
07/15/2029	5.125%	644,000	676,738
Total			1,624,789
Finance Companies 2.9%
Global Aircraft Leasing Co., Ltd. PIK(f)
09/15/2024	6.500%	3,171,000	3,149,085
iStar, Inc.
04/01/2022	6.000%	3,079,000	3,161,105
Navient Corp.
01/25/2022	7.250%	5,777,000	6,285,740
06/15/2022	6.500%	3,411,000	3,648,982
09/25/2023	7.250%	74,000	80,817
Provident Funding Associates LP/Finance Corp.(f)
06/15/2025	6.375%	4,304,000	4,161,701
Quicken Loans, Inc.(f)
05/01/2025	5.750%	7,948,000	8,220,005
Springleaf Finance Corp.
03/15/2023	5.625%	2,559,000	2,743,135
03/15/2024	6.125%	4,524,000	4,907,653
Total			36,358,223
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.2%
B&G Foods, Inc.
04/01/2025	5.250%	4,910,000	4,896,375
Darling Ingredients, Inc.(f)
04/15/2027	5.250%	468,000	487,745
FAGE International SA/U.S.A. Dairy Industry, Inc.(f)
08/15/2026	5.625%	2,056,000	1,788,605
Lamb Weston Holdings, Inc.(f)
11/01/2024	4.625%	2,632,000	2,740,191
11/01/2026	4.875%	940,000	976,510
Post Holdings, Inc.(f)
08/15/2026	5.000%	9,994,000	10,214,258
03/01/2027	5.750%	3,485,000	3,617,639
01/15/2028	5.625%	1,446,000	1,492,363
12/15/2029	5.500%	1,703,000	1,724,327
Total			27,938,013
Gaming 4.6%
Boyd Gaming Corp.
05/15/2023	6.875%	4,851,000	5,022,750
08/15/2026	6.000%	1,701,000	1,781,568
Caesars Resort Collection LLC/CRC Finco, Inc.(f)
10/15/2025	5.250%	2,049,000	2,050,709
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,065,000	5,331,854
09/15/2026	6.000%	2,161,000	2,336,168
International Game Technology PLC(f)
02/15/2025	6.500%	5,130,000	5,624,568
01/15/2027	6.250%	2,179,000	2,377,060
Jack Ohio Finance LLC/1 Corp.(f)
11/15/2021	6.750%	2,524,000	2,582,754
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,076,000	2,221,241
09/01/2026	4.500%	1,700,000	1,747,761
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(f)
02/01/2027	5.750%	3,800,000	4,100,246
MGM Resorts International
12/15/2021	6.625%	6,034,000	6,542,600
Rivers Pittsburgh Borrower LP/Finance Corp.(f)
08/15/2021	6.125%	3,593,000	3,649,777
Scientific Games International, Inc.(f)
10/15/2025	5.000%	4,887,000	5,008,496
03/15/2026	8.250%	2,469,000	2,644,452
Stars Group Holdings BV/Co-Borrower LLC(f)
07/15/2026	7.000%	1,554,000	1,636,609
Wynn Las Vegas LLC/Capital Corp.(f)
03/01/2025	5.500%	3,316,000	3,476,312
Total			58,134,925

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 3.9%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	2,493,000	2,511,675
02/15/2023	5.625%	1,476,000	1,489,114
03/01/2024	6.500%	330,000	341,208
Avantor, Inc.(f)
10/01/2024	6.000%	1,345,000	1,438,299
10/01/2025	9.000%	1,071,000	1,193,703
Change Healthcare Holdings LLC/Finance, Inc.(f)
03/01/2025	5.750%	4,144,000	4,157,858
Charles River Laboratories International, Inc.(f)
04/01/2026	5.500%	1,382,000	1,466,088
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	2,544,000	2,438,584
HCA, Inc.
09/01/2028	5.625%	6,274,000	6,923,026
02/01/2029	5.875%	1,867,000	2,080,811
Hologic, Inc.(f)
10/15/2025	4.375%	4,639,000	4,662,404
IQVIA, Inc.(f)
05/15/2027	5.000%	2,436,000	2,538,429
Select Medical Corp.(f),(g)
08/15/2026	6.250%	1,607,000	1,632,339
Teleflex, Inc.
06/01/2026	4.875%	1,661,000	1,727,128
11/15/2027	4.625%	2,825,000	2,931,178
Tenet Healthcare Corp.(f)
02/01/2027	6.250%	10,932,000	11,342,682
Total			48,874,526
Healthcare Insurance 1.3%
Centene Corp.(f)
06/01/2026	5.375%	4,986,000	5,262,533
WellCare Health Plans, Inc.
04/01/2025	5.250%	7,583,000	7,877,774
WellCare Health Plans, Inc.(f)
08/15/2026	5.375%	3,507,000	3,713,331
Total			16,853,638
Home Construction 1.3%
Lennar Corp.
11/15/2024	5.875%	2,630,000	2,883,503
06/01/2026	5.250%	4,607,000	4,909,708
Meritage Homes Corp.
04/01/2022	7.000%	1,013,000	1,109,272
Shea Homes LP/Funding Corp.(f)
04/01/2023	5.875%	444,000	456,733
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc.(f),(g)
01/15/2028	5.750%	1,835,000	1,901,862
Taylor Morrison Communities, Inc./Holdings II(f)
04/15/2023	5.875%	376,000	395,072
03/01/2024	5.625%	3,500,000	3,647,549
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,211,000	1,265,902
Total			16,569,601
Independent Energy 5.9%
Callon Petroleum Co.
10/01/2024	6.125%	1,574,000	1,537,304
07/01/2026	6.375%	6,255,000	6,068,601
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	4,428,000	4,344,027
Centennial Resource Production LLC(f)
01/15/2026	5.375%	2,246,000	2,074,963
04/01/2027	6.875%	2,499,000	2,436,765
Chesapeake Energy Corp.
10/01/2026	7.500%	4,207,000	3,323,530
CrownRock LP/Finance, Inc.(f)
10/15/2025	5.625%	9,247,000	9,099,298
Indigo Natural Resources LLC(f)
02/15/2026	6.875%	2,069,000	1,742,655
Jagged Peak Energy LLC
05/01/2026	5.875%	3,893,000	3,712,766
Matador Resources Co.
09/15/2026	5.875%	4,247,000	4,198,648
MEG Energy Corp.(f)
01/15/2025	6.500%	950,000	949,232
Parsley Energy LLC/Finance Corp.(f)
08/15/2025	5.250%	8,474,000	8,541,970
10/15/2027	5.625%	8,359,000	8,626,471
QEP Resources, Inc.
03/01/2026	5.625%	1,291,000	1,103,811
SM Energy Co.
09/15/2026	6.750%	5,437,000	4,897,448
01/15/2027	6.625%	1,491,000	1,300,346
WPX Energy, Inc.
01/15/2022	6.000%	2,289,000	2,375,982
09/15/2024	5.250%	5,535,000	5,562,919
06/01/2026	5.750%	2,243,000	2,304,469
Total			74,201,205
Leisure 0.6%
Cedar Fair LP(f)
07/15/2029	5.250%	1,312,000	1,355,066

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Live Nation Entertainment, Inc.(f)
11/01/2024	4.875%	2,720,000	2,802,256
Viking Cruises Ltd.(f)
09/15/2027	5.875%	2,855,000	2,957,777
Total			7,115,099
Lodging 0.1%
Marriott Ownership Resorts, Inc./ILG LLC
09/15/2026	6.500%	709,000	760,411
Media and Entertainment 3.4%
Diamond Sports Group LLC/Finance Co.(f),(g)
08/15/2026	5.375%	4,407,000	4,482,461
iHeartCommunications, Inc.
05/01/2026	6.375%	1,716,030	1,824,885
05/01/2027	8.375%	4,370,805	4,611,029
Netflix, Inc.
11/15/2028	5.875%	9,898,000	10,904,805
Netflix, Inc.(f)
05/15/2029	6.375%	3,162,000	3,544,659
11/15/2029	5.375%	3,783,000	3,977,877
Nexstar Escrow, Inc.(f)
07/15/2027	5.625%	610,000	633,404
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	6,594,000	6,788,345
Outfront Media Capital LLC/Corp.(f)
08/15/2027	5.000%	5,212,000	5,304,737
Scripps Escrow, Inc.(f)
07/15/2027	5.875%	1,045,000	1,054,595
Total			43,126,797
Metals and Mining 3.3%
Alcoa Nederland Holding BV(f)
09/30/2026	7.000%	2,229,000	2,401,164
Big River Steel LLC/Finance Corp.(f)
09/01/2025	7.250%	4,622,000	4,930,223
Constellium NV(f)
02/15/2026	5.875%	7,886,000	8,198,711
Freeport-McMoRan, Inc.
11/14/2024	4.550%	1,251,000	1,282,112
03/15/2043	5.450%	7,738,000	7,176,569
HudBay Minerals, Inc.(f)
01/15/2023	7.250%	1,986,000	2,050,589
01/15/2025	7.625%	5,934,000	6,146,283
Novelis Corp.(f)
08/15/2024	6.250%	359,000	375,709
09/30/2026	5.875%	8,886,000	9,243,288
Total			41,804,648
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 6.1%
Antero Midstream Partners LP/Finance Corp.(f)
03/01/2027	5.750%	2,855,000	2,680,351
Cheniere Energy Partners LP
10/01/2026	5.625%	3,990,000	4,222,473
DCP Midstream Operating LP
05/15/2029	5.125%	3,664,000	3,785,234
04/01/2044	5.600%	10,087,000	9,492,160
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	3,649,000	3,649,179
Holly Energy Partners LP/Finance Corp.(f)
08/01/2024	6.000%	4,320,000	4,504,114
NGPL PipeCo LLC(f)
12/15/2037	7.768%	3,805,000	5,023,795
NuStar Logistics LP
06/01/2026	6.000%	1,402,000	1,471,623
04/28/2027	5.625%	3,998,000	4,131,109
Rockies Express Pipeline LLC(f)
07/15/2029	4.950%	3,930,000	4,016,853
Rockpoint Gas Storage Canada Ltd.(f)
03/31/2023	7.000%	3,719,000	3,762,762
Sunoco LP/Finance Corp.
01/15/2023	4.875%	1,608,000	1,637,287
02/15/2026	5.500%	4,168,000	4,320,311
Tallgrass Energy Partners LP/Finance Corp.(f)
01/15/2028	5.500%	1,771,000	1,757,073
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	9,603,000	10,006,413
01/15/2028	5.000%	5,540,000	5,614,463
Targa Resources Partners LP/Finance Corp.(f)
07/15/2027	6.500%	653,000	711,536
01/15/2029	6.875%	1,742,000	1,922,976
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,225,000	4,098,782
Total			76,808,494
Oil Field Services 1.2%
Apergy Corp.
05/01/2026	6.375%	4,456,000	4,527,702
Calfrac Holdings LP(f)
06/15/2026	8.500%	1,986,000	1,355,123
Nabors Industries, Inc.
02/01/2025	5.750%	5,070,000	4,435,550
SESI LLC
09/15/2024	7.750%	1,048,000	626,571
Transocean Poseidon Ltd.(f)
02/01/2027	6.875%	1,050,000	1,121,657

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean Sentry Ltd.(f)
05/15/2023	5.375%	3,220,000	3,228,050
Total			15,294,653
Other Industry 0.4%
KAR Auction Services, Inc.(f)
06/01/2025	5.125%	4,220,000	4,352,162
Other REIT 0.8%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	3,085,000	3,175,045
03/15/2027	5.375%	5,930,000	6,289,743
Total			9,464,788
Packaging 3.8%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(f)
05/15/2024	7.250%	8,936,000	9,430,742
02/15/2025	6.000%	2,809,000	2,899,326
Ardagh Packaging Finance PLC/Holdings USA, Inc.(f),(g)
08/15/2026	4.125%	2,302,000	2,307,884
08/15/2027	5.250%	2,744,000	2,750,953
Berry Global Escrow Corp.(f)
07/15/2026	4.875%	2,207,000	2,296,576
07/15/2027	5.625%	1,621,000	1,706,634
Berry Global, Inc.
07/15/2023	5.125%	2,392,000	2,446,607
BWAY Holding Co.(f)
04/15/2024	5.500%	3,689,000	3,687,838
Owens-Brockway Glass Container, Inc.(f)
08/15/2023	5.875%	4,679,000	5,037,856
Reynolds Group Issuer, Inc./LLC(f)
07/15/2023	5.125%	10,633,000	10,830,263
Trivium Packaging Finance BV(f),(g)
08/15/2026	5.500%	4,226,000	4,355,924
Total			47,750,603
Pharmaceuticals 2.9%
Bausch Health Companies, Inc.(f)
04/15/2025	6.125%	2,344,000	2,407,872
11/01/2025	5.500%	2,427,000	2,525,311
12/15/2025	9.000%	2,385,000	2,671,646
04/01/2026	9.250%	7,544,000	8,450,728
01/31/2027	8.500%	2,597,000	2,863,800
01/15/2028	7.000%	1,448,000	1,500,723
Catalent Pharma Solutions, Inc.(f)
01/15/2026	4.875%	2,653,000	2,708,997
07/15/2027	5.000%	570,000	585,843
Horizon Pharma USA, Inc.(f)
08/01/2027	5.500%	2,275,000	2,334,489
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(f)
08/01/2023	6.375%	8,739,000	9,052,337
Par Pharmaceutical, Inc.(f)
04/01/2027	7.500%	1,194,000	1,077,098
Total			36,178,844
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(e),(f)
12/01/2097	0.000%	4,600,000	46
Subordinated
12/01/2037	0.000%	180,000	2
Lumbermens Mutual Casualty Co.(e)
Subordinated
07/01/2026	0.000%	9,865,000	98
Total			146
Retailers 0.7%
L Brands, Inc.
06/15/2029	7.500%	2,059,000	2,066,911
11/01/2035	6.875%	1,656,000	1,476,748
PetSmart, Inc.(f)
06/01/2025	5.875%	5,006,000	4,956,986
Total			8,500,645
Supermarkets 0.2%
Albertsons Companies LLC/Safeway, Inc.(f)
03/15/2026	7.500%	1,483,000	1,632,027
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	1,328,000	1,356,989
Total			2,989,016
Technology 6.5%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	5,253,000	5,121,911
Camelot Finance SA(f)
10/15/2024	7.875%	4,765,000	4,981,293
CDK Global, Inc.
06/01/2027	4.875%	4,238,000	4,386,707
CommScope Finance LLC(f)
03/01/2024	5.500%	1,813,000	1,843,981
03/01/2026	6.000%	2,133,000	2,158,359
03/01/2027	8.250%	1,094,000	1,078,574
CommScope Technologies LLC(f)
06/15/2025	6.000%	3,260,000	2,970,916
03/15/2027	5.000%	1,638,000	1,383,728
Equinix, Inc.
01/15/2026	5.875%	14,703,000	15,639,596
Gartner, Inc.(f)
04/01/2025	5.125%	8,223,000	8,456,640

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iron Mountain, Inc.
08/15/2024	5.750%	4,465,000	4,504,716
MSCI, Inc.(f)
08/01/2026	4.750%	3,710,000	3,861,105
NCR Corp.
07/15/2022	5.000%	3,769,000	3,786,801
12/15/2023	6.375%	4,719,000	4,852,628
PTC, Inc.
05/15/2024	6.000%	5,969,000	6,248,200
Qualitytech LP/QTS Finance Corp.(f)
11/15/2025	4.750%	6,147,000	6,183,784
Refinitiv US Holdings, Inc.(f)
11/15/2026	8.250%	1,183,000	1,310,185
Symantec Corp.(f)
04/15/2025	5.000%	3,258,000	3,321,795
Total			82,090,919
Transportation Services 1.5%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	303,000	308,693
Avis Budget Car Rental LLC/Finance, Inc.(f)
03/15/2025	5.250%	6,243,000	6,324,765
Hertz Corp. (The)(f)
06/01/2022	7.625%	6,089,000	6,322,014
10/15/2024	5.500%	2,419,000	2,376,382
Hertz Corp. (The)(f),(g)
08/01/2026	7.125%	2,028,000	2,068,227
XPO Logistics, Inc.(f)
06/15/2022	6.500%	1,859,000	1,891,882
Total			19,291,963
Wireless 5.4%
Altice France SA(f)
05/01/2026	7.375%	12,570,000	13,386,786
02/01/2027	8.125%	3,063,000	3,324,133
SBA Communications Corp.
09/01/2024	4.875%	11,540,000	11,879,957
Sprint Capital Corp.
11/15/2028	6.875%	6,965,000	7,672,080
Sprint Corp.
03/01/2026	7.625%	5,426,000	6,069,887
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	12,777,000	13,674,687
02/01/2026	4.500%	2,022,000	2,062,367
02/01/2028	4.750%	2,528,000	2,603,789
Wind Tre SpA(f)
01/20/2026	5.000%	7,722,000	7,673,568
Total			68,347,254
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 2.2%
CenturyLink, Inc.
06/15/2021	6.450%	1,784,000	1,873,543
03/15/2022	5.800%	3,319,000	3,454,199
04/01/2024	7.500%	10,039,000	11,000,556
Frontier Communications Corp.(f)
04/01/2026	8.500%	1,327,000	1,298,731
Telecom Italia Capital SA
09/30/2034	6.000%	1,183,000	1,203,655
Zayo Group LLC/Capital, Inc.(f)
01/15/2027	5.750%	8,675,000	8,813,175
Total			27,643,859
Total Corporate Bonds & Notes (Cost $1,086,983,539)			1,113,984,254

Senior Loans 3.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.2%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(h),(i)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.610%	3,049,636	2,993,736
Diversified Manufacturing 0.3%
Gates Global LLC(h),(i)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	4.984%	3,743,199	3,725,157
Finance Companies 0.2%
Ellie Mae, Inc.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	6.525%	2,785,000	2,785,000
Food and Beverage 0.2%
8th Avenue Food & Provisions, Inc.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.110%	2,533,160	2,541,088
Health Care 0.0%
Avantor Funding, Inc.(h),(i)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/21/2024	5.234%	529,471	533,882

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.1%
Big River Steel LLC(h),(i)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	7.330%	551,553	552,932
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.550%	3,756,490	3,739,060
Technology 1.8%
Ascend Learning LLC(h),(i)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.234%	4,351,792	4,328,206
Dun & Bradstreet Corp. (The)(h),(i)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	7.241%	3,911,000	3,934,231
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(h),(i)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.484%	3,761,923	3,739,088
Project Alpha Intermediate Holding, Inc.(h),(i)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.810%	692,435	682,914
3-month USD LIBOR + 4.250% 04/26/2024	6.560%	2,084,883	2,077,940
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(f),(h),(i)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	0.000%	4,032,000	4,027,686
Tempo Acquisition LLC(h),(i)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.234%	1,819,541	1,821,816
Ultimate Software Group, Inc. (The)(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	6.080%	1,548,000	1,559,362
Total			22,171,243
Total Senior Loans (Cost $38,890,167)			39,042,098

Money Market Funds 9.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(j),(k)	112,898,497	112,887,207
Total Money Market Funds (Cost $112,887,207)		112,887,207
Total Investments in Securities (Cost: $1,241,952,060)		1,266,000,478
Other Assets & Liabilities, Net		(5,748,564)
Net Assets		1,260,251,914

At July 31, 2019, securities and/or cash totaling $2,230,707 were pledged as collateral.
Investments in derivatives
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	3.236	USD	40,837,500	949,731	—	—	949,731	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2019, the total value of these securities amounted to $61, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2019, the total value of these securities amounted to $146, which represents less than 0.01% of total net assets.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $677,615,927, which represents 53.77% of total net assets.
(g)	Represents a security purchased on a when-issued basis.
(h)	The stated interest rate represents the weighted average interest rate at July 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(i)	Variable rate security. The interest rate shown was the current rate as of July 31, 2019.
(j)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	49,107,861	441,201,761	(377,411,125)	112,898,497	(2,478)	3,869	1,883,763	112,887,207
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,716	—	61	3,777
Consumer Discretionary	68,461	—	—	68,461
Industrials	14,681	—	—	14,681
Utilities	—	—	0*	0*
Total Common Stocks	86,858	—	61	86,919
Convertible Bonds	—	—	0*	0*
Corporate Bonds & Notes	—	1,113,984,254	—	1,113,984,254
Senior Loans	—	39,042,098	—	39,042,098
Money Market Funds	112,887,207	—	—	112,887,207
Total Investments in Securities	112,974,065	1,153,026,352	61	1,266,000,478
Investments in Derivatives
Asset
Swap Contracts	—	949,731	—	949,731
Total	112,974,065	1,153,976,083	61	1,266,950,209

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	17

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,129,064,853)	$1,153,113,271
Affiliated issuers (cost $112,887,207)	112,887,207
Cash	61,854
Margin deposits on:
Swap contracts	2,230,707
Receivable for:
Investments sold	1,271,868
Investments sold on a delayed delivery basis	1,907,799
Capital shares sold	4,675,031
Dividends	216,365
Interest	16,941,166
Foreign tax reclaims	46,920
Prepaid expenses	7,536
Total assets	1,293,359,724
Liabilities
Payable for:
Investments purchased	4,021,920
Investments purchased on a delayed delivery basis	21,116,425
Capital shares purchased	2,328,155
Distributions to shareholders	5,093,964
Variation margin for swap contracts	117,110
Management services fees	21,868
Distribution and/or service fees	3,573
Transfer agent fees	91,415
Compensation of board members	215,667
Other expenses	97,713
Total liabilities	33,107,810
Net assets applicable to outstanding capital stock	$1,260,251,914
Represented by
Paid in capital	1,281,381,701
Total distributable earnings (loss) (Note 2)	(21,129,787)
Total - representing net assets applicable to outstanding capital stock	$1,260,251,914
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$373,159,360
Shares outstanding	37,802,123
Net asset value per share	$9.87
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.36
Advisor Class
Net assets	$15,239,581
Shares outstanding	1,538,321
Net asset value per share	$9.91
Class C
Net assets	$36,860,271
Shares outstanding	3,737,478
Net asset value per share	$9.86
Institutional Class
Net assets	$323,071,451
Shares outstanding	32,656,609
Net asset value per share	$9.89
Institutional 2 Class
Net assets	$80,781,090
Shares outstanding	8,160,461
Net asset value per share	$9.90
Institutional 3 Class
Net assets	$430,190,924
Shares outstanding	43,515,132
Net asset value per share	$9.89
Class R
Net assets	$949,237
Shares outstanding	96,147
Net asset value per share	$9.87
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	19

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$3,124
Dividends — affiliated issuers	1,883,763
Interest	71,141,320
Interfund lending	2,460
Foreign taxes withheld	(42)
Total income	73,030,625
Expenses:
Management services fees	8,080,413
Distribution and/or service fees
Class A	965,751
Class C	452,500
Class R	5,295
Class T	97
Transfer agent fees
Class A	503,464
Advisor Class	18,397
Class C	58,954
Institutional Class	395,871
Institutional 2 Class	39,426
Institutional 3 Class	33,875
Class R	1,382
Class T	49
Compensation of board members	36,384
Custodian fees	25,869
Printing and postage fees	114,111
Registration fees	110,221
Audit fees	38,500
Legal fees	18,294
Compensation of chief compliance officer	301
Other	29,612
Total expenses	10,928,766
Net investment income	62,101,859
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(14,924,348)
Investments — affiliated issuers	(2,478)
Futures contracts	(2,441,729)
Swap contracts	450,906
Net realized loss	(16,917,649)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	45,862,620
Investments — affiliated issuers	3,869
Futures contracts	220,223
Swap contracts	949,731
Net change in unrealized appreciation (depreciation)	47,036,443
Net realized and unrealized gain	30,118,794
Net increase in net assets resulting from operations	$92,220,653
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$62,101,859	$75,704,549
Net realized gain (loss)	(16,917,649)	16,663,300
Net change in unrealized appreciation (depreciation)	47,036,443	(93,322,441)
Net increase (decrease) in net assets resulting from operations	92,220,653	(954,592)
Distributions to shareholders
Net investment income and net realized gains
Class A	(18,080,411)
Advisor Class	(696,578)
Class C	(1,772,860)
Institutional Class	(14,978,958)
Institutional 2 Class	(3,656,459)
Institutional 3 Class	(22,708,762)
Class R	(47,006)
Class T	(1,753)
Net investment income
Class A		(20,520,551)
Advisor Class		(612,683)
Class C		(2,880,095)
Institutional Class		(19,823,234)
Institutional 2 Class		(4,083,437)
Institutional 3 Class		(27,866,070)
Class K		(24,997)
Class R		(46,614)
Class T		(5,959)
Total distributions to shareholders (Note 2)	(61,942,787)	(75,863,640)
Decrease in net assets from capital stock activity	(185,208,531)	(335,682,326)
Total decrease in net assets	(154,930,665)	(412,500,558)
Net assets at beginning of year	1,415,182,579	1,827,683,137
Net assets at end of year	$1,260,251,914	$1,415,182,579
Excess of distributions over net investment income	$(366,035)	$(607,468)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,933,922	37,953,743	5,529,661	53,973,934
Distributions reinvested	1,724,355	16,546,438	1,922,380	18,839,515
Redemptions	(11,717,018)	(112,114,719)	(13,628,279)	(133,384,397)
Net decrease	(6,058,741)	(57,614,538)	(6,176,238)	(60,570,948)
Advisor Class
Subscriptions	466,826	4,497,436	827,626	8,111,631
Distributions reinvested	70,686	681,472	60,509	593,677
Redemptions	(562,583)	(5,433,247)	(463,201)	(4,533,046)
Net increase (decrease)	(25,071)	(254,339)	424,934	4,172,262
Class B
Redemptions	—	—	(1,013)	(1,745)
Net decrease	—	—	(1,013)	(1,745)
Class C
Subscriptions	297,236	2,852,283	284,624	2,810,866
Distributions reinvested	177,136	1,696,896	282,971	2,772,587
Redemptions	(2,329,384)	(22,364,846)	(3,821,817)	(37,075,013)
Net decrease	(1,855,012)	(17,815,667)	(3,254,222)	(31,491,560)
Institutional Class
Subscriptions	8,209,281	79,586,943	6,255,883	61,908,528
Distributions reinvested	1,325,493	12,748,558	1,701,773	16,728,231
Redemptions	(12,219,753)	(117,110,231)	(49,341,621)	(489,238,083)
Net decrease	(2,684,979)	(24,774,730)	(41,383,965)	(410,601,324)
Institutional 2 Class
Subscriptions	2,979,815	28,700,553	2,874,979	28,314,462
Distributions reinvested	379,384	3,654,823	413,287	4,060,751
Redemptions	(3,135,709)	(30,195,014)	(5,219,093)	(51,432,066)
Net increase (decrease)	223,490	2,160,362	(1,930,827)	(19,056,853)
Institutional 3 Class
Subscriptions	2,724,190	26,221,250	33,215,258	330,637,729
Distributions reinvested	1,404,665	13,504,407	1,576,006	15,480,977
Redemptions	(13,351,526)	(126,615,052)	(16,664,926)	(162,575,180)
Net increase (decrease)	(9,222,671)	(86,889,395)	18,126,338	183,543,526
Class K
Subscriptions	—	—	721	7,216
Distributions reinvested	—	—	2,376	23,696
Redemptions	—	—	(93,698)	(910,895)
Net decrease	—	—	(90,601)	(879,983)
Class R
Subscriptions	61,693	584,050	30,662	301,648
Distributions reinvested	4,086	39,256	3,725	36,651
Redemptions	(55,680)	(535,909)	(107,174)	(1,060,401)
Net increase (decrease)	10,099	87,397	(72,787)	(722,102)
Class T
Subscriptions	—	—	3	31
Distributions reinvested	150	1,460	563	5,526
Redemptions	(11,629)	(109,081)	(7,965)	(79,156)
Net decrease	(11,479)	(107,621)	(7,399)	(73,599)
Total net decrease	(19,624,364)	(185,208,531)	(34,365,780)	(335,682,326)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Annual Report 2019

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Columbia Income Opportunities Fund | Annual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$9.61	0.45	0.26	0.71	(0.45)	—	(0.45)
Year Ended 7/31/2018	$10.06	0.44	(0.45)	(0.01)	(0.44)	—	(0.44)
Year Ended 7/31/2017	$9.70	0.44	0.35	0.79	(0.43)	—	(0.43)
Year Ended 7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)	(0.52)
Year Ended 7/31/2015	$10.08	0.44	(0.13)	0.31	(0.44)	(0.03)	(0.47)
Advisor Class
Year Ended 7/31/2019	$9.64	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.09	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.73	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.95	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Year Ended 7/31/2015	$10.11	0.47	(0.14)	0.33	(0.46)	(0.03)	(0.49)
Class C
Year Ended 7/31/2019	$9.60	0.38	0.26	0.64	(0.38)	—	(0.38)
Year Ended 7/31/2018	$10.05	0.36	(0.45)	(0.09)	(0.36)	—	(0.36)
Year Ended 7/31/2017	$9.69	0.37	0.35	0.72	(0.36)	—	(0.36)
Year Ended 7/31/2016	$9.91	0.37	(0.14)	0.23	(0.38)	(0.07)	(0.45)
Year Ended 7/31/2015	$10.07	0.36	(0.13)	0.23	(0.36)	(0.03)	(0.39)
Institutional Class
Year Ended 7/31/2019	$9.63	0.48	0.26	0.74	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.72	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.94	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Year Ended 7/31/2015	$10.10	0.47	(0.14)	0.33	(0.46)	(0.03)	(0.49)
Institutional 2 Class
Year Ended 7/31/2019	$9.63	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.72	0.48	0.35	0.83	(0.47)	—	(0.47)
Year Ended 7/31/2016	$9.95	0.47	(0.14)	0.33	(0.49)	(0.07)	(0.56)
Year Ended 7/31/2015	$10.11	0.48	(0.13)	0.35	(0.48)	(0.03)	(0.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$9.87	7.62%	1.04%	1.04%	4.69%	43%	$373,159
Year Ended 7/31/2018	$9.61	(0.12%)	1.04%	1.03% (c)	4.45%	46%	$421,366
Year Ended 7/31/2017	$10.06	8.37%	1.10% (d)	1.06% (c),(d)	4.45%	53%	$503,167
Year Ended 7/31/2016	$9.70	3.29%	1.13%	1.07% (c)	4.63%	53%	$1,520,106
Year Ended 7/31/2015	$9.92	3.10%	1.12%	1.07% (c)	4.37%	61%	$1,622,952
Advisor Class
Year Ended 7/31/2019	$9.91	7.99%	0.79%	0.79%	4.93%	43%	$15,240
Year Ended 7/31/2018	$9.64	0.15%	0.79%	0.79% (c)	4.73%	46%	$15,072
Year Ended 7/31/2017	$10.09	8.63%	0.83% (d)	0.81% (c),(d)	4.71%	53%	$11,488
Year Ended 7/31/2016	$9.73	3.55%	0.89%	0.82% (c)	4.94%	53%	$9,824
Year Ended 7/31/2015	$9.95	3.35%	0.87%	0.82% (c)	4.64%	61%	$3,759
Class C
Year Ended 7/31/2019	$9.86	6.82%	1.79%	1.79%	3.95%	43%	$36,860
Year Ended 7/31/2018	$9.60	(0.87%)	1.78%	1.78% (c)	3.69%	46%	$53,674
Year Ended 7/31/2017	$10.05	7.58%	1.83% (d)	1.81% (c),(d)	3.71%	53%	$88,881
Year Ended 7/31/2016	$9.69	2.51%	1.88%	1.82% (c)	3.89%	53%	$98,405
Year Ended 7/31/2015	$9.91	2.33%	1.87%	1.82% (c)	3.63%	61%	$104,568
Institutional Class
Year Ended 7/31/2019	$9.89	7.89%	0.79%	0.79%	4.94%	43%	$323,071
Year Ended 7/31/2018	$9.63	0.14%	0.78%	0.78% (c)	4.65%	46%	$340,274
Year Ended 7/31/2017	$10.08	8.65%	0.84%	0.82% (c)	4.77%	53%	$773,284
Year Ended 7/31/2016	$9.72	3.55%	0.88%	0.82% (c)	4.88%	53%	$670,496
Year Ended 7/31/2015	$9.94	3.36%	0.87%	0.82% (c)	4.62%	61%	$822,892
Institutional 2 Class
Year Ended 7/31/2019	$9.90	8.08%	0.72%	0.72%	5.01%	43%	$80,781
Year Ended 7/31/2018	$9.63	0.21%	0.72%	0.71%	4.77%	46%	$76,460
Year Ended 7/31/2017	$10.08	8.76%	0.70%	0.70%	4.82%	53%	$99,507
Year Ended 7/31/2016	$9.72	3.57%	0.70%	0.70%	4.99%	53%	$75,552
Year Ended 7/31/2015	$9.95	3.50%	0.69%	0.69%	4.77%	61%	$23,669
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$9.62	0.49	0.27	0.76	(0.49)	—	(0.49)
Year Ended 7/31/2018	$10.07	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.71	0.48	0.36	0.84	(0.48)	—	(0.48)
Year Ended 7/31/2016	$9.93	0.47	(0.13)	0.34	(0.49)	(0.07)	(0.56)
Year Ended 7/31/2015	$10.09	0.48	(0.13)	0.35	(0.48)	(0.03)	(0.51)
Class R
Year Ended 7/31/2019	$9.61	0.43	0.26	0.69	(0.43)	—	(0.43)
Year Ended 7/31/2018	$10.06	0.41	(0.45)	(0.04)	(0.41)	—	(0.41)
Year Ended 7/31/2017	$9.70	0.42	0.35	0.77	(0.41)	—	(0.41)
Year Ended 7/31/2016	$9.92	0.41	(0.13)	0.28	(0.43)	(0.07)	(0.50)
Year Ended 7/31/2015	$10.08	0.41	(0.13)	0.28	(0.41)	(0.03)	(0.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Class R
07/31/2017	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Income Opportunities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$9.89	8.13%	0.67%	0.67%	5.06%	43%	$430,191
Year Ended 7/31/2018	$9.62	0.26%	0.67%	0.66%	4.84%	46%	$507,399
Year Ended 7/31/2017	$10.07	8.82%	0.65%	0.65%	4.82%	53%	$348,644
Year Ended 7/31/2016	$9.71	3.72%	0.65%	0.65%	4.98%	53%	$1,972
Year Ended 7/31/2015	$9.93	3.55%	0.63%	0.63%	4.76%	61%	$443
Class R
Year Ended 7/31/2019	$9.87	7.35%	1.29%	1.29%	4.44%	43%	$949
Year Ended 7/31/2018	$9.61	(0.37%)	1.28%	1.28% (c)	4.15%	46%	$827
Year Ended 7/31/2017	$10.06	8.11%	1.33% (d)	1.31% (c),(d)	4.22%	53%	$1,598
Year Ended 7/31/2016	$9.70	3.03%	1.38%	1.32% (c)	4.39%	53%	$1,430
Year Ended 7/31/2015	$9.92	2.84%	1.37%	1.32% (c)	4.13%	61%	$1,076
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2019	27

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
28	Columbia Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Income Opportunities Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are
30	Columbia Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Income Opportunities Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	949,731*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	450,906	450,906
Interest rate risk	(2,441,729)	—	(2,441,729)
Total	(2,441,729)	450,906	(1,990,823)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	949,731	949,731
Interest rate risk	220,223	—	220,223
Total	220,223	949,731	1,169,954
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	39,407,590
Credit default swap contracts — sell protection	22,409,375

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
32	Columbia Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2019:
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	117,110
Total financial and derivative net assets	(117,110)
Total collateral received (pledged) (b)	(117,110)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
Columbia Income Opportunities Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
July 31, 2019
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
34	Columbia Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.63% of the Fund’s average daily net assets.
Columbia Income Opportunities Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
July 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.13
Class T	0.05 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
36	Columbia Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,012,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00 (a)	131,995
Class C	—	1.00 (b)	401
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	1.05%	1.07%
Advisor Class	0.80	0.82
Class C	1.80	1.82
Institutional Class	0.80	0.82
Institutional 2 Class	0.73	0.76
Institutional 3 Class	0.68	0.71
Class R	1.30	1.32
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
Columbia Income Opportunities Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
July 31, 2019
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, swap investments, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
82,361	(82,362)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
61,942,787	—	61,942,787	75,863,640	—	75,863,640
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,892,444	—	(44,910,286)	23,196,803
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,243,753,406	38,321,493	(15,124,690)	23,196,803
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
38	Columbia Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
32,135,871	12,774,415	44,910,286	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $507,575,895 and $726,485,725, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,133,333	2.87	15
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2019.
Columbia Income Opportunities Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
July 31, 2019
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
40	Columbia Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Shareholder concentration risk
At July 31, 2019, two unaffiliated shareholders of record owned 28.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Income Opportunities Fund | Annual Report 2019	41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
42	Columbia Income Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Income Opportunities Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
44	Columbia Income Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Income Opportunities Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia Income Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Income Opportunities Fund | Annual Report 2019	47

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
48	Columbia Income Opportunities Fund | Annual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the management team) had been taken or are contemplated to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall
Columbia Income Opportunities Fund | Annual Report 2019	49

Approval of Management Agreement  (continued)
reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
50	Columbia Income Opportunities Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Income Opportunities Fund | Annual Report 2019	51

Columbia Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN164_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Short-Term Cash Fund  |  Annual Report 2019

Fund at a Glance
Portfolio management
John McColley
Portfolio breakdown (%) (at July 31, 2019)
Asset-Backed Commercial Paper	3.2
Asset-Backed Securities — Non-Agency(a)	4.9
Certificates of Deposit	24.0
Commercial Paper	35.0
Repurchase Agreements	1.1
U.S. Government & Agency Obligations	27.3
U.S. Treasury Obligations	4.5
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Annual Report 2019	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Short-Term Cash Fund	1,000.00	1,000.00	1,012.20	1,024.74	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
4	Columbia Short-Term Cash Fund | Annual Report 2019

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 3.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
08/02/2019	2.410%	61,850,000	61,841,836
08/08/2019	2.400%	40,000,000	39,978,960
08/13/2019	2.400%	30,000,000	29,974,410
08/14/2019	2.400%	15,000,000	14,986,230
08/15/2019	2.400%	30,000,000	29,970,480
09/18/2019	2.340%	40,000,000	39,874,600
09/19/2019	2.370%	50,000,000	49,838,150
10/04/2019	2.360%	62,000,000	61,740,468
10/11/2019	2.360%	45,000,000	44,791,875
10/17/2019	2.290%	33,000,000	32,839,092
10/18/2019	2.350%	25,000,000	24,873,475
Total Asset-Backed Commercial Paper (Cost $430,770,913)			430,709,576

Asset-Backed Securities — Non-Agency 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust(a)
Series 2018-B Class A1
10/15/2019	2.535%	4,468,291	4,468,504
Series 2019-A Class A1
06/15/2020	2.449%	55,000,000	55,027,456
Bank of the West Auto Trust(a)
Series 2019-1 Class A1
07/15/2020	2.481%	15,307,119	15,311,236
CarMax Auto Owner Trust
Series 2019-1 Class A1
01/15/2020	2.780%	4,962,110	4,962,824
Series 2019-2 Class A1
04/15/2020	2.605%	35,357,671	35,368,748
Series 2019-3 Class A1
08/17/2020	2.257%	57,000,000	57,000,610
CCG Receivables Trust(a)
Series 2019-1 Class A1
04/14/2020	2.628%	8,753,936	8,757,239
CNH Equipment Trust
Series 2019-B Class A1
06/12/2020	2.566%	44,879,663	44,928,056
Dell Equipment Finance Trust(a)
Series 2019-1 Class A1
04/22/2020	2.648%	29,652,363	29,665,828
DLL LLC(a)
Series 2019-MA2 Class A1
07/20/2020	2.303%	50,000,000	50,000,185
Enterprise Fleet Financing LLC(a)
Series 2018-3 Class A1
11/20/2019	2.815%	11,033,780	11,035,656
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-1 Class A1
03/23/2020	2.700%	19,716,350	19,734,907
Series 2019-2 Class A1
08/20/2020	2.267%	63,000,000	63,000,000
Ford Credit Auto Lease Trust
Series 2019-B Class A1
08/15/2020	2.287%	82,000,000	82,005,281
GM Financial Consumer Automobile Receivables Trust
Series 2019-2 Class A1
04/16/2020	2.561%	4,909,001	4,909,060
Great American Auto Leasing, Inc.(a)
Series 2019-1 Class A1
02/18/2020	2.764%	15,078,107	15,087,968
Harley-Davidson Motorcycle Trust
Series 2019-A Class A1
07/15/2020	2.386%	17,278,449	17,283,355
Mercedes-Benz Auto Lease Trust
Series 2019-A Class A1
02/18/2020	2.743%	2,603,041	2,603,436
MMAF Equipment Finance LLC(a)
Series 2019-A Class A1
04/10/2020	2.665%	32,993,873	33,004,177
Santander Retail Auto Lease Trust(a)
Series 2019-A Class A1
04/20/2020	2.615%	23,423,858	23,434,361
Series 2019-B Class A1
07/20/2020	2.306%	43,500,000	43,505,285
Wheels SPV 2 LLC(a)
Series 2019-1A Class A1
06/22/2020	2.367%	21,368,849	21,379,063
World Omni Auto Receivables Trust
Series 2019-A Class A1
02/18/2020	2.726%	5,159,139	5,159,444
Series 2019-B Class A1
05/15/2020	2.543%	16,962,925	16,963,718
Total Asset-Backed Securities — Non-Agency (Cost $664,408,525)			664,596,397

Certificates of Deposit 23.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
08/01/2019	2.390%	430,000,000	430,000,000
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2019	5

Portfolio of Investments  (continued)
July 31, 2019
Certificates of Deposit (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Bank of Montreal
08/01/2019	2.340%	40,000,000	40,000,080
08/12/2019	2.340%	75,000,000	75,000,450
09/09/2019	2.280%	93,000,000	93,005,394
10/09/2019	2.270%	100,000,000	100,006,100
10/17/2019	2.270%	30,000,000	30,001,440
10/29/2019	2.270%	100,000,000	99,991,100
BB&T Co.
08/06/2019	2.350%	93,000,000	93,000,000
08/29/2019	2.340%	150,000,000	149,982,450
08/30/2019	2.340%	175,000,000	174,978,825
Canadian Imperial Bank of Commerce
08/01/2019	2.350%	400,000,000	400,000,000
Cooperatieve Rabobank UA
08/01/2019	2.340%	293,900,000	293,900,000
HSBC Bank USA NA
08/02/2019	2.350%	150,000,000	149,999,700
08/02/2019	2.340%	50,000,000	50,000,050
08/05/2019	2.340%	135,000,000	134,999,460
08/07/2019	2.350%	80,000,000	79,999,520
Royal Bank of Canada
10/01/2019	2.270%	93,000,000	93,043,896
Toronto-Dominion Bank (The)
08/07/2019	2.350%	100,000,000	100,000,500
08/27/2019	2.340%	100,000,000	100,002,900
09/19/2019	2.280%	50,000,000	50,004,100
10/08/2019	2.270%	50,000,000	50,002,950
11/12/2019	2.250%	30,000,000	30,000,120
11/13/2019	2.250%	83,000,000	82,995,767
Wells Fargo Bank NA(b)
1-month USD LIBOR + 0.130% 08/09/2019	2.500%	100,000,000	100,002,481
1-month USD LIBOR + 0.100% 09/30/2019	2.340%	43,000,000	43,000,033
1-month USD LIBOR + 0.090% 11/04/2019	2.450%	50,000,000	49,999,809
1-month USD LIBOR + 0.090% 11/12/2019	2.460%	50,000,000	50,000,816
1-month USD LIBOR + 0.090% 12/03/2019	2.480%	100,000,000	100,000,000
Total Certificates of Deposit (Cost $3,243,900,000)			3,243,917,941

Commercial Paper 34.3%

Banking 7.4%
Bank of New York (The)
08/01/2019	2.340%	300,000,000	299,980,800
Bank of Nova Scotia(a)
09/18/2019	2.370%	75,000,000	74,762,400
09/20/2019	2.370%	100,000,000	99,670,500
09/23/2019	2.360%	100,000,000	99,651,500
10/07/2019	2.350%	100,000,000	99,563,700
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
BNP Paribas
08/01/2019	2.370%	350,000,000	349,977,250
Total			1,023,606,150
Integrated Energy 7.3%
Chevron Corp.(a)
08/07/2019	2.320%	25,000,000	24,988,875
08/12/2019	2.310%	50,000,000	49,962,000
08/15/2019	2.310%	75,000,000	74,928,900
08/22/2019	2.300%	24,000,000	23,966,808
09/16/2019	2.260%	75,000,000	74,782,725
Exxon Mobil Corp.
08/06/2019	2.300%	50,000,000	49,981,111
08/07/2019	2.370%	45,000,000	44,979,525
08/13/2019	2.300%	75,000,000	74,938,714
08/19/2019	2.350%	75,000,000	74,908,275
08/30/2019	2.330%	50,000,000	49,904,250
09/03/2019	2.330%	50,000,000	49,891,800
09/25/2019	2.290%	75,000,000	74,737,050
Shell International Finance BV(a)
08/05/2019	2.390%	30,000,000	29,990,190
08/09/2019	2.380%	97,900,000	97,842,631
08/13/2019	2.370%	50,000,000	49,957,800
08/15/2019	2.370%	75,000,000	74,927,100
08/16/2019	2.360%	88,090,000	87,999,003
Total			1,008,686,757
Life Insurance 4.8%
New York Life Capital Corp.(a)
08/07/2019	2.420%	28,203,000	28,189,914
08/08/2019	2.420%	80,196,000	80,153,496
08/13/2019	2.420%	50,770,000	50,726,338
09/17/2019	2.410%	20,327,000	20,262,909
09/24/2019	2.400%	25,629,000	25,536,556
10/02/2019	2.300%	66,335,000	66,072,530
10/21/2019	2.300%	43,134,000	42,912,679
10/22/2019	2.300%	53,723,000	53,444,016
Pricoa Short Term Funding LLC(a)
08/12/2019	2.340%	50,000,000	49,961,600
09/05/2019	2.320%	30,000,000	29,931,420
10/15/2019	2.300%	25,000,000	24,881,000
Prudential Funding LLC
08/01/2019	2.340%	100,000,000	99,993,600
08/08/2019	2.340%	100,000,000	99,948,800
Total			672,014,858
Pharmaceuticals 6.9%
Merck & Co., Inc.(a)
08/01/2019	2.260%	50,000,000	49,996,900
09/17/2019	2.290%	50,000,000	49,850,000
09/25/2019	2.290%	50,000,000	49,824,700

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Novartis Finance Corp.(a)
08/05/2019	2.450%	52,000,000	51,982,528
08/06/2019	2.450%	52,000,000	51,979,044
08/15/2019	2.450%	40,000,000	39,959,840
08/19/2019	2.420%	47,000,000	46,940,874
08/21/2019	2.360%	22,000,000	21,970,190
08/26/2019	2.400%	34,000,000	33,941,962
09/09/2019	2.400%	45,000,000	44,881,830
09/10/2019	2.400%	45,000,000	44,878,860
09/11/2019	2.380%	30,000,000	29,917,980
09/13/2019	2.400%	50,000,000	49,855,550
11/25/2019	2.360%	15,000,000	14,887,335
Sanofi Aventis(a)
09/11/2019	2.340%	150,000,000	149,596,950
Sanofi SA(a)
09/13/2019	2.330%	100,000,000	99,719,700
09/17/2019	2.320%	100,000,000	99,695,600
09/27/2019	2.310%	20,895,000	20,818,483
Total			950,698,326
Retailers 0.6%
Walmart, Inc.(a)
08/07/2019	2.240%	50,000,000	49,978,500
08/12/2019	2.360%	30,000,000	29,976,750
Total			79,955,250
Technology 7.3%
Apple, Inc.(a)
08/06/2019	2.270%	25,000,000	24,990,675
08/08/2019	2.270%	80,000,000	79,960,160
09/03/2019	2.270%	18,000,000	17,962,092
09/12/2019	2.260%	50,000,000	49,867,000
09/13/2019	2.260%	50,000,000	49,863,950
09/26/2019	2.260%	100,000,000	99,648,200
Cisco Systems, Inc.(a)
08/01/2019	2.410%	90,000,000	89,994,060
08/06/2019	2.410%	77,500,000	77,469,310
08/20/2019	2.380%	40,000,000	39,947,880
08/22/2019	2.380%	100,000,000	99,857,000
09/05/2019	2.350%	50,000,000	49,884,550
10/10/2019	2.270%	50,000,000	49,780,100
International Business Machines Co.(a)
08/01/2019	2.450%	100,000,000	99,993,300
08/05/2019	2.450%	75,000,000	74,974,800
08/09/2019	2.460%	100,000,000	99,939,400
Total			1,004,132,477
Total Commercial Paper (Cost $4,739,511,756)			4,739,093,818

Repurchase Agreements 1.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party Royal Bank of Canada
dated 07/31/2019, matures 08/01/2019,
repurchase price $50,003,486 (collateralized by U.S. Treasury Securities, Total Market Value $51,000,004)
08/01/2019	2.510%	50,000,000	50,000,000
Tri-party TD Securities (USA) LLC
dated 07/31/2019, matures 08/01/2019,
repurchase price $100,007,000 (collateralized by U.S. Treasury Securities, Total Market Value $102,000,027)
08/01/2019	2.520%	100,000,000	100,000,000
Total Repurchase Agreements (Cost $150,000,000)			150,000,000

U.S. Government & Agency Obligations 26.8%

Federal Farm Credit Banks(b)
SOFR + 0.080% 06/10/2021	2.470%	8,000,000	7,990,744
Federal Home Loan Banks(b)
SOFR + 0.050% 10/10/2019	2.400%	113,000,000	112,983,954
SOFR + 0.000% 12/11/2019	2.390%	100,000,000	99,987,300
SOFR + 0.010% 12/20/2019	2.400%	62,000,000	61,988,530
SOFR + 0.030% 03/27/2020	2.420%	37,000,000	36,985,274
SOFR + 0.025% 04/22/2020	2.420%	30,000,000	29,985,780
SOFR + 0.035% 06/19/2020	2.430%	90,000,000	89,946,720
SOFR + 0.030% 07/17/2020	2.420%	40,000,000	39,985,680
SOFR + 0.050% 01/22/2021	2.440%	63,000,000	62,954,136
SOFR + 0.075% 06/11/2021	2.470%	36,000,000	35,974,044
SOFR + 0.075% 07/08/2021	2.460%	86,000,000	86,054,266
Federal Home Loan Banks
05/28/2020	2.480%	90,000,000	90,020,160
07/15/2020	2.220%	100,000,000	99,965,300
07/30/2020	2.250%	20,000,000	19,980,880
Federal Home Loan Banks(b),(c)
SOFR + 0.050% 01/28/2021	3.000%	48,000,000	47,968,032
Federal Home Loan Banks Discount Notes
08/01/2019	2.190%	41,000,000	40,997,540
08/02/2019	2.190%	163,900,000	163,880,332
08/05/2019	2.190%	150,000,000	149,955,000
08/08/2019	2.190%	50,000,000	49,976,050
08/12/2019	2.170%	75,000,000	74,946,525
08/13/2019	2.190%	75,000,000	74,941,575
08/15/2019	2.190%	100,000,000	99,910,200
08/16/2019	2.190%	300,000,000	299,712,600

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
July 31, 2019
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
08/20/2019	2.180%	150,000,000	149,820,750
08/21/2019	2.180%	275,000,000	274,655,700
08/22/2019	2.190%	75,000,000	74,901,225
08/23/2019	2.190%	340,500,000	340,031,813
08/28/2019	2.200%	100,000,000	99,831,500
09/04/2019	2.220%	150,000,000	149,681,550
09/10/2019	2.100%	87,000,000	86,795,066
09/17/2019	2.190%	100,000,000	99,713,300
09/18/2019	2.190%	200,000,000	199,414,800
09/19/2019	2.190%	50,000,000	49,850,700
09/27/2019	2.170%	100,000,000	99,656,700
Federal Home Loan Mortgage Corp.
05/29/2020	2.520%	26,000,000	26,002,236
06/04/2020	2.450%	85,000,000	85,032,470
06/04/2020	2.450%	85,000,000	85,038,845
Total U.S. Government & Agency Obligations (Cost $3,697,794,460)			3,697,517,277

U.S. Treasury Obligations 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury index + 0.012% 01/31/2020	2.051%	100,000,000	99,934,002
3-month U.S. Treasury index + 0.043% 07/31/2020	2.094%	100,000,000	99,884,804
3-month U.S. Treasury index + 0.045% 10/31/2020	2.096%	50,000,000	49,922,791
3-month U.S. Treasury index + 0.115% 01/31/2021	2.166%	200,000,000	199,796,534
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
3-month U.S. Treasury index + 0.139% 04/30/2021	2.190%	66,795,000	66,730,654
3-month U.S. Treasury index + 0.180% 07/31/2021	2.271%	100,000,000	99,997,459
Total U.S. Treasury Obligations (Cost $616,592,303)			616,266,244

Total Investments in Securities (Cost: $13,542,977,957)	13,542,101,253
Other Assets & Liabilities, Net	257,605,617
Net Assets	13,799,706,870

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $4,293,974,084, which represents 31.12% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2019.
(c)	Represents a security purchased on a when-issued basis.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	430,709,576	—	430,709,576
Asset-Backed Securities — Non-Agency	—	664,596,397	—	664,596,397
Certificates of Deposit	—	3,243,917,941	—	3,243,917,941
Commercial Paper	—	4,739,093,818	—	4,739,093,818
Repurchase Agreements	—	150,000,000	—	150,000,000
U.S. Government & Agency Obligations	—	3,697,517,277	—	3,697,517,277
U.S. Treasury Obligations	616,266,244	—	—	616,266,244
Total Investments in Securities	616,266,244	12,925,835,009	—	13,542,101,253
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2019	9

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $13,392,977,957)	$13,392,101,253
Repurchase agreements (cost $150,000,000)	150,000,000
Cash	325,852,659
Receivable for:
Interest	8,273,838
Prepaid expenses	53,717
Total assets	13,876,281,467
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	48,000,000
Distributions to shareholders	28,145,708
Compensation of board members	302,387
Other expenses	126,502
Total liabilities	76,574,597
Net assets applicable to outstanding capital stock	$13,799,706,870
Represented by
Paid in capital	13,800,926,065
Total distributable earnings (loss) (Note 2)	(1,219,195)
Total - representing net assets applicable to outstanding capital stock	$13,799,706,870
Shares outstanding	13,801,102,234
Net asset value per share	0.9999
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Annual Report 2019

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Interest	$324,091,219
Total income	324,091,219
Expenses:
Compensation of board members	204,760
Custodian fees	104,747
Shareholder reports and communication	12,387
Audit fees	29,005
Legal fees	131,570
Fidelity and surety fees	61,028
Commitment fees for bank credit facility	99,803
Compensation of chief compliance officer	2,972
Other	12,533
Total expenses	658,805
Net investment income	323,432,414
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,302
Net realized gain	6,302
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(412,809)
Net change in unrealized appreciation (depreciation)	(412,809)
Net realized and unrealized loss	(406,507)
Net increase in net assets resulting from operations	$323,025,907
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2019	11

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$323,432,414	$216,350,642
Net realized gain (loss)	6,302	(24)
Net change in unrealized appreciation (depreciation)	(412,809)	(167,603)
Net increase in net assets resulting from operations	323,025,907	216,183,015
Distributions to shareholders
Net investment income and net realized gains	(323,482,420)
Net investment income		(216,450,638)
Total distributions to shareholders (Note 2)	(323,482,420)	(216,450,638)
Increase (decrease) in net assets from capital stock activity	(239,943,377)	674,233,489
Total increase (decrease) in net assets	(240,399,890)	673,965,866
Net assets at beginning of year	14,040,106,760	13,366,140,894
Net assets at end of year	$13,799,706,870	$14,040,106,760
Excess of distributions over net investment income	$(312,194)	$(262,188)

	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	80,239,114,635	80,231,209,910	74,214,199,405	74,211,616,274
Redemptions	(80,479,089,294)	(80,471,153,287)	(73,539,787,587)	(73,537,382,785)
Total net increase (decrease)	(239,974,659)	(239,943,377)	674,411,818	674,233,489
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Annual Report 2019

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.
	Year Ended July 31,
	2019	2018	2017	2016	2015
Per share data
Net asset value, beginning of period	$0.9999	$1.0000	$1.0000	$1.00	$1.00
Income from investment operations:
Net investment income	0.0234	0.0152	0.0069	0.00 (a)	0.00 (a)
Net realized and unrealized gain (loss)	0.0001	(0.0002)	(0.0001)	(0.00) (a)	0.00 (a)
Total from investment operations	0.0235	0.0150	0.0068	0.00 (a)	0.00 (a)
Less distributions to shareholders from:
Net investment income	(0.0235)	(0.0151)	(0.0068)	(0.00) (a)	(0.00) (a)
Total distributions to shareholders	(0.0235)	(0.0151)	(0.0068)	(0.00) (a)	(0.00) (a)
Net asset value, end of period	$0.9999	$0.9999	$1.0000	$1.00	$1.00
Total return	2.37%	1.52%	0.68%	0.32%	0.11%
Ratios to average net assets
Total gross expenses	0.00% (a)	0.00% (a)	0.01%	0.00% (a)	0.00% (a)
Total net expenses	0.00% (a)	0.00% (a)	0.01%	0.00% (a)	0.00% (a)
Net investment income	2.34%	1.52%	0.69%	0.32%	0.11%
Supplemental data
Net assets, end of period (in thousands)	$13,799,707	$14,040,107	$13,366,141	$12,073,055	$11,339,961

Notes to Financial Highlights
(a)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2019	13

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Short-Term Cash Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2019:
	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	50,000,000	100,000,000	150,000,000
Total financial and derivative net assets	50,000,000	100,000,000	150,000,000
Total collateral received (pledged) (a)	50,000,000	100,000,000	150,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Short-Term Cash Fund | Annual Report 2019	15

Notes to Financial Statements  (continued)
July 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
16	Columbia Short-Term Cash Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
323,482,420	—	323,482,420	216,450,638	—	216,450,638
Columbia Short-Term Cash Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
July 31, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
28,128,916	—	(30,297)	(876,704)
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
13,542,977,957	479,757	(1,356,461)	(876,704)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
30,297	—	30,297	6,302	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2019.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the
18	Columbia Short-Term Cash Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Short-Term Cash Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
July 31, 2019
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Columbia Short-Term Cash Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Short-Term Cash Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short-Term Cash Fund | Annual Report 2019	21

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
22	Columbia Short-Term Cash Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Short-Term Cash Fund | Annual Report 2019	23

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
24	Columbia Short-Term Cash Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Short-Term Cash Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
26	Columbia Short-Term Cash Fund | Annual Report 2019

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Short-Term Cash Fund | Annual Report 2019	27

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception), the performance of the Fund and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board observed that the Fund, commonly referred to as a “cash pool fund,” was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle and, because Columbia Threadneedle collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted the report of its independent fee consultant, JDL Consultants, LLC (JDL) and JDL’s conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
Given that the Fund does not pay management fees, the Board determined not to accord weight to the lack of any material economies of scale associated to the growth of the Fund.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Short-Term Cash Fund | Annual Report 2019

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly portfolio holdings
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for periods ended prior to April 30, 2019. The Fund’s Form N-Q is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP is available on the SEC’s website at sec.gov and can be obtained without a charge, upon request by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short-Term Cash Fund | Annual Report 2019	29

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Columbia Short-Term Cash Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
ANN224_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Disciplined Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Disciplined Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	4.98	12.48	14.75
	Including sales charges		-1.08	11.16	14.07
Advisor Class*		06/01/15	5.17	12.71	14.87
Class C	Excluding sales charges	05/17/07	4.19	11.63	13.90
	Including sales charges		3.29	11.63	13.90
Institutional Class*		09/27/10	5.26	12.79	14.98
Institutional 2 Class*		11/08/12	5.27	12.86	15.05
Institutional 3 Class*		06/01/15	5.35	12.86	14.95
Class R		05/17/07	4.74	12.21	14.46
Russell 1000 Growth Index			10.82	14.25	15.74
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher priceto-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2019)
Apple, Inc.	7.7
Alphabet, Inc., Class A	6.4
Microsoft Corp.	5.6
Facebook, Inc., Class A	4.9
Amazon.com, Inc.	4.7
Visa, Inc., Class A	4.0
MasterCard, Inc., Class A	3.5
Adobe, Inc.	2.9
Boeing Co. (The)	2.8
Starbucks Corp.	2.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2019)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2019)
Communication Services	12.2
Consumer Discretionary	14.8
Consumer Staples	4.3
Energy	0.1
Financials	3.7
Health Care	13.9
Industrials	10.0
Information Technology	37.9
Materials	1.1
Real Estate	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
At July 31, 2019, approximately 36.50% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares gained 4.98% excluding sales charges. The Fund produced solid absolute gains but underperformed its benchmark, the Russell 1000 Growth Index, which rose 10.82% during the same time period. Stock selection detracted from the Fund’s relative results, while sector allocation contributed positively, albeit modestly.
U.S. equity markets advanced despite heightened volatility
As the 12-month period began in August 2018, U.S. equity markets were continuing their climb from earlier in the year, supported by a growing U.S. economy and strong corporate earnings, each in turn fueled in large part by December 2017’s tax reform legislation. The U.S. equity market rally came to an end in the fourth quarter of 2018, as investors grappled with the U.S. Federal Reserve (the Fed) continuing to raise interest rates, the sharp slowdown in eurozone business confidence, weaker economic growth in China and heightened geopolitical concerns, including trade and tariff tensions. Long dormant volatility spiked, and U.S. equity markets declined precipitously in the final weeks of calendar year 2018. This sharp sell-off then set the stage for the nearly equally dramatic rally in the first quarter of 2019, as much of the ground lost in December 2018 was retraced. Following a relative calm in ongoing U.S.-China trade negotiations, volatility then returned in the second quarter of 2019 amid signs that trade talks had soured. Offsetting this disappointment was the apparent change in the stance of the Fed, which had adopted a more dovish posture with respect to the direction of interest rates, a shift much applauded by the U.S. equity markets. On July 31, 2019, the Fed lowered interest rates for the first time since 2008 to help stave off the possibility of an economic downturn.
For the reporting period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
Large-cap stocks led market higher
Generally, the U.S. equity markets tended to favor capitalization during the period, as large-cap stocks significantly outperformed their smaller-cap counterparts. The Russell 1000 Index returned 8.00% compared to the -4.42% return of the Russell 2000 Index for the period. Stocks characterized by low beta, low dividend yield and low volatility were also in favor during the period. Conversely, higher yielding stocks, high-growth stocks and stocks with relatively high beta were out of favor during the period, as was the liquidity factor.
Our stock selection model performed weakly during the period. We divide the metrics for our stock selection model into three broad categories: valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, the valuation model was particularly weak during the period, while the quality and catalyst models outperformed the benchmark, showing some signs of strength toward the end of the period. Notably, the valuation model was in the second-worst drawdown in the 16-year history of our proprietary models during the period. Emphasizing inexpensive and high-quality stocks is a key part of our investment strategy, and, despite this period of underperformance, we currently remain committed to this strategy, maintaining a long-term perspective.
Stock selection overall detracted from returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the period. Stock selection overall detracted from the Fund’s performance relative to the benchmark. Stock selection in the consumer discretionary and consumer staples sectors hurt the Fund’s relative performance most.
Columbia Disciplined Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Among the Fund’s greatest individual detractors were Urban Outfitters, LyondellBasell Industries and Bristol-Myers Squibb. Shares of retailer Urban Outfitters traded lower during the period on disappointing same-store sales metrics, as demand for apparel trends were soft. Shares of chemicals manufacturer LyondellBasell Industries declined on lower earnings estimates and disappointing results stemming from weakness in Europe, where rising feedstock costs and seasonally slow demand weighed on results. Pharmaceuticals company Bristol-Myers Squibb saw its shares lose ground as its lung cancer drug, Opdivo, experienced mixed clinical results, while Merck’s competing lung cancer drug, Keytruda, delivered more favorable newsflow.
Information technology and financials stock selection boosted returns
Stock selection in the information technology and financials sectors contributed positively to the Fund’s relative performance during the period.
Among the individual stocks contributing most to relative performance were VMware, Mastercard and VeriSign. VMware, the leading provider of virtualization software, delivered broad-based strength with robust license billings and license revenue growth, as customers utilized VMware technology to drive hybrid cloud initiatives. Shares of Mastercard rose, as the financial transaction processing services provider executed well and benefited from the long-term secular shift to electronic forms of payment. Mastercard posted strong quarterly reports that indicated a dominant competitive position with a notable network effect, including a long, durable growth runway in its core consumer payment market and a significant edge over Visa in many business-to-business opportunities. VeriSign is a provider of domain name registry services and internet infrastructure. Its shares rose during the period on news of the extension of its cooperative agreement with the U.S. government for managing the “.com” domain name. The agreement also provides a 7% price increase in each of the last four years of its six year “.com” contract. The company also benefited during the period from an increase in “.com” domain registrations. Having no position at all in semiconductor company NVIDIA further boosted the Fund’s relative results, as its shares precipitously fell from all-time high levels after reporting two consecutive revenue disappointments driven in part by a weaker than consensus expected gaming segment.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, we replaced the Credit Suisse HOLT Adjusted Value Target signal in all 11 sector models with other value factors and bolstered many investment themes with complementary and efficacious indicators. The updated models are more diversified and may exhibit better consistency of performance in different market regimes. We also completed a review of our utilities sector models and put more emphasis on forward-looking valuation multiples, dividend growth, cash flow generation and business momentum. Finally, we adjusted factors to handle inconsistencies in the quarterly cash flow numbers for certain companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,092.20	1,018.94	6.12	5.91	1.18
Advisor Class	1,000.00	1,000.00	1,092.60	1,020.18	4.83	4.66	0.93
Class C	1,000.00	1,000.00	1,087.40	1,015.22	9.99	9.64	1.93
Institutional Class	1,000.00	1,000.00	1,093.50	1,020.18	4.83	4.66	0.93
Institutional 2 Class	1,000.00	1,000.00	1,093.50	1,020.53	4.46	4.31	0.86
Institutional 3 Class	1,000.00	1,000.00	1,093.60	1,020.78	4.20	4.06	0.81
Class R	1,000.00	1,000.00	1,089.60	1,017.70	7.41	7.15	1.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Growth Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 12.1%
Entertainment 0.6%
Electronic Arts, Inc.(a)	30,700	2,839,750
Interactive Media & Services 11.1%
Alphabet, Inc., Class A(a)	24,290	29,590,078
Facebook, Inc., Class A(a)	115,400	22,414,142
Total		52,004,220
Media 0.4%
AMC Networks, Inc., Class A(a)	23,300	1,243,754
Sinclair Broadcast Group, Inc., Class A	9,900	497,475
Total		1,741,229
Total Communication Services		56,585,199
Consumer Discretionary 14.6%
Hotels, Restaurants & Leisure 2.6%
Starbucks Corp.	129,600	12,271,824
Household Durables 0.6%
NVR, Inc.(a)	875	2,926,123
Internet & Direct Marketing Retail 7.2%
Amazon.com, Inc.(a)	11,535	21,533,307
eBay, Inc.	184,200	7,587,198
Etsy, Inc.(a)	67,600	4,530,552
Total		33,651,057
Specialty Retail 2.1%
Advance Auto Parts, Inc.	6,800	1,024,352
AutoZone, Inc.(a)	6,475	7,271,684
Home Depot, Inc. (The)	6,000	1,282,140
Total		9,578,176
Textiles, Apparel & Luxury Goods 2.1%
Nike, Inc., Class B	115,300	9,919,259
Total Consumer Discretionary		68,346,439
Consumer Staples 4.3%
Beverages 0.8%
PepsiCo, Inc.	28,500	3,642,585
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.6%
Kimberly-Clark Corp.	8,600	1,166,590
Procter & Gamble Co. (The)	15,900	1,876,836
Total		3,043,426
Personal Products 0.8%
Herbalife Nutrition Ltd.(a)	89,800	3,683,596
Tobacco 2.1%
Altria Group, Inc.	204,400	9,621,108
Total Consumer Staples		19,990,715
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Cabot Oil & Gas Corp.	24,100	461,756
Total Energy		461,756
Financials 3.6%
Capital Markets 2.1%
Intercontinental Exchange, Inc.	58,600	5,148,596
LPL Financial Holdings, Inc.	55,900	4,688,333
Total		9,836,929
Diversified Financial Services 1.1%
Voya Financial, Inc.	88,900	4,993,513
Insurance 0.4%
Progressive Corp. (The)	25,500	2,064,990
Total Financials		16,895,432
Health Care 13.7%
Biotechnology 3.3%
AbbVie, Inc.	65,000	4,330,300
Alexion Pharmaceuticals, Inc.(a)	17,800	2,016,562
Amgen, Inc.	3,800	709,004
BeiGene Ltd., ADR(a)	5,000	686,700
BioMarin Pharmaceutical, Inc.(a)	25,600	2,030,592
Exact Sciences Corp.(a)	10,200	1,174,122
Sage Therapeutics, Inc.(a)	6,000	962,040
Sarepta Therapeutics, Inc.(a)	5,700	848,445
Vertex Pharmaceuticals, Inc.(a)	15,600	2,599,272
Total		15,357,037
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	55,600	4,668,732
Hologic, Inc.(a)	108,600	5,565,750
Total		10,234,482
Health Care Providers & Services 2.6%
HCA Healthcare, Inc.	27,500	3,671,525
McKesson Corp.	60,800	8,448,160
UnitedHealth Group, Inc.	1,200	298,812
Total		12,418,497
Life Sciences Tools & Services 0.5%
IQVIA Holdings, Inc.(a)	2,900	461,593
Pra Health Sciences, Inc.(a)	20,400	2,038,164
Total		2,499,757
Pharmaceuticals 5.1%
Bristol-Myers Squibb Co.	182,200	8,091,502
Eli Lilly & Co.	59,500	6,482,525
Johnson & Johnson	4,200	546,924
Merck & Co., Inc.	103,200	8,564,568
Total		23,685,519
Total Health Care		64,195,292
Industrials 9.9%
Aerospace & Defense 2.8%
Boeing Co. (The)	38,250	13,050,135
Airlines 1.7%
Southwest Airlines Co.	150,500	7,755,265
Electrical Equipment 1.6%
Hubbell, Inc.	57,400	7,455,112
Industrial Conglomerates 0.6%
3M Co.	10,300	1,799,616
Honeywell International, Inc.	4,300	741,578
Total		2,541,194
Machinery 1.6%
Allison Transmission Holdings, Inc.	166,800	7,664,460
Professional Services 1.4%
Robert Half International, Inc.	109,400	6,608,854
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 0.2%
CSX Corp.	14,600	1,027,840
Total Industrials		46,102,860
Information Technology 37.5%
Communications Equipment 2.0%
Cisco Systems, Inc.	47,500	2,631,500
F5 Networks, Inc.(a)	45,000	6,602,400
Total		9,233,900
IT Services 11.3%
MasterCard, Inc., Class A	60,200	16,390,654
PayPal Holdings, Inc.(a)	76,900	8,489,760
VeriSign, Inc.(a)	43,500	9,182,415
Visa, Inc., Class A	104,500	18,601,000
Total		52,663,829
Semiconductors & Semiconductor Equipment 3.9%
Broadcom, Inc.	35,500	10,294,645
Lam Research Corp.	39,200	8,177,512
Total		18,472,157
Software 12.7%
Adobe, Inc.(a)	44,700	13,359,042
Fortinet, Inc.(a)	99,700	8,006,907
Intuit, Inc.	15,800	4,381,498
Microsoft Corp.	191,390	26,080,715
VMware, Inc., Class A	42,900	7,485,621
Total		59,313,783
Technology Hardware, Storage & Peripherals 7.6%
Apple, Inc.(b)	167,977	35,785,820
Total Information Technology		175,469,489
Materials 1.0%
Chemicals 0.6%
LyondellBasell Industries NV, Class A	19,600	1,640,324
PPG Industries, Inc.	10,900	1,279,551
Total		2,919,875
Containers & Packaging 0.4%
Sealed Air Corp.	48,200	2,014,278
Total Materials		4,934,153

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITS) 1.9%
American Tower Corp.	2,700	571,374
Simon Property Group, Inc.	51,200	8,304,640
Total		8,876,014
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	8,900	471,789
Total Real Estate		9,347,803
Total Common Stocks (Cost $315,701,885)		462,329,138

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(c),(d)	4,190,808	4,190,389
Total Money Market Funds (Cost $4,190,389)		4,190,389
Total Investments in Securities (Cost: $319,892,274)		466,519,527
Other Assets & Liabilities, Net		1,254,577
Net Assets		467,774,104

At July 31, 2019, securities and/or cash totaling $404,776 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	43	09/2019	USD	6,411,945	147,171	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	6,704,464	59,932,931	(62,446,587)	4,190,808	(369)	353	159,732	4,190,389
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	56,585,199	—	—	56,585,199
Consumer Discretionary	68,346,439	—	—	68,346,439
Consumer Staples	19,990,715	—	—	19,990,715
Energy	461,756	—	—	461,756
Financials	16,895,432	—	—	16,895,432
Health Care	64,195,292	—	—	64,195,292
Industrials	46,102,860	—	—	46,102,860
Information Technology	175,469,489	—	—	175,469,489
Materials	4,934,153	—	—	4,934,153
Real Estate	9,347,803	—	—	9,347,803
Total Common Stocks	462,329,138	—	—	462,329,138
Money Market Funds	4,190,389	—	—	4,190,389
Total Investments in Securities	466,519,527	—	—	466,519,527
Investments in Derivatives
Asset
Futures Contracts	147,171	—	—	147,171
Total	466,666,698	—	—	466,666,698
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $315,701,885)	$462,329,138
Affiliated issuers (cost $4,190,389)	4,190,389
Receivable for:
Investments sold	24,351,677
Capital shares sold	136,847
Dividends	180,923
Prepaid expenses	4,659
Total assets	491,193,633
Liabilities
Payable for:
Investments purchased	22,715,730
Capital shares purchased	489,852
Variation margin for futures contracts	64,500
Management services fees	9,741
Distribution and/or service fees	1,418
Transfer agent fees	28,170
Compensation of board members	62,701
Other expenses	47,417
Total liabilities	23,419,529
Net assets applicable to outstanding capital stock	$467,774,104
Represented by
Paid in capital	305,057,206
Total distributable earnings (loss) (Note 2)	162,716,898
Total - representing net assets applicable to outstanding capital stock	$467,774,104
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$129,677,965
Shares outstanding	14,039,801
Net asset value per share	$9.24
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.80
Advisor Class
Net assets	$8,471,446
Shares outstanding	908,578
Net asset value per share	$9.32
Class C
Net assets	$17,963,532
Shares outstanding	2,062,439
Net asset value per share	$8.71
Institutional Class
Net assets	$86,536,508
Shares outstanding	9,248,269
Net asset value per share	$9.36
Institutional 2 Class
Net assets	$10,234,859
Shares outstanding	1,054,036
Net asset value per share	$9.71
Institutional 3 Class
Net assets	$213,692,889
Shares outstanding	22,597,451
Net asset value per share	$9.46
Class R
Net assets	$1,196,905
Shares outstanding	129,543
Net asset value per share	$9.24
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2019	13

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$7,521,737
Dividends — affiliated issuers	159,732
Total income	7,681,469
Expenses:
Management services fees	3,727,393
Distribution and/or service fees
Class A	318,664
Class C	191,552
Class R	6,401
Class T	852
Transfer agent fees
Class A	156,336
Advisor Class	9,899
Class C	23,458
Institutional Class	122,703
Institutional 2 Class	7,338
Institutional 3 Class	17,130
Class R	1,569
Class T	286
Compensation of board members	19,311
Custodian fees	9,838
Printing and postage fees	36,727
Registration fees	105,060
Audit fees	38,201
Legal fees	11,379
Compensation of chief compliance officer	114
Other	17,184
Total expenses	4,821,395
Fees waived by transfer agent
Institutional 2 Class	(1,065)
Institutional 3 Class	(6,154)
Total net expenses	4,814,176
Net investment income	2,867,293
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,085,995
Investments — affiliated issuers	(369)
Futures contracts	133,087
Net realized gain	38,218,713
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,177,349)
Investments — affiliated issuers	353
Futures contracts	17,040
Net change in unrealized appreciation (depreciation)	(22,159,956)
Net realized and unrealized gain	16,058,757
Net increase in net assets resulting from operations	$18,926,050
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$2,867,293	$1,748,306
Net realized gain	38,218,713	62,274,666
Net change in unrealized appreciation (depreciation)	(22,159,956)	38,459,757
Net increase in net assets resulting from operations	18,926,050	102,482,729
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,543,057)
Advisor Class	(990,383)
Class C	(2,537,826)
Institutional Class	(12,729,165)
Institutional 2 Class	(1,442,964)
Institutional 3 Class	(31,081,758)
Class R	(155,458)
Class T	(106,849)
Net investment income
Class A		(361,155)
Advisor Class		(43,563)
Institutional Class		(613,386)
Institutional 2 Class		(36,308)
Institutional 3 Class		(1,631,375)
Class K		(13)
Class R		(1,080)
Class T		(3,203)
Net realized gains
Class A		(14,373,536)
Advisor Class		(973,359)
Class C		(2,895,576)
Institutional Class		(13,608,326)
Institutional 2 Class		(711,732)
Institutional 3 Class		(29,985,515)
Class K		(371)
Class R		(168,850)
Class T		(125,818)
Total distributions to shareholders (Note 2)	(64,587,460)	(65,533,166)
Increase (decrease) in net assets from capital stock activity	(50,318,285)	25,206,723
Total increase (decrease) in net assets	(95,979,695)	62,156,286
Net assets at beginning of year	563,753,799	501,597,513
Net assets at end of year	$467,774,104	$563,753,799
Undistributed net investment income	$2,017,657	$150,614
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,413,745	21,847,272	2,385,442	23,291,771
Distributions reinvested	1,865,334	15,165,163	1,544,286	14,315,518
Redemptions	(3,167,852)	(28,430,278)	(3,034,710)	(29,559,995)
Net increase	1,111,227	8,582,157	895,018	8,047,294
Advisor Class
Subscriptions	126,630	1,202,963	649,051	6,411,056
Distributions reinvested	119,994	983,949	109,075	1,016,580
Redemptions	(118,744)	(1,066,420)	(417,962)	(4,109,101)
Net increase	127,880	1,120,492	340,164	3,318,535
Class B
Redemptions	—	—	(271)	(2,617)
Net decrease	—	—	(271)	(2,617)
Class C
Subscriptions	412,096	3,538,204	384,389	3,582,053
Distributions reinvested	306,358	2,362,024	300,503	2,677,479
Redemptions	(848,253)	(7,220,086)	(1,002,255)	(9,479,711)
Net decrease	(129,799)	(1,319,858)	(317,363)	(3,220,179)
Institutional Class
Subscriptions	2,598,693	24,137,919	2,941,635	28,853,074
Distributions reinvested	1,294,707	10,655,439	1,337,142	12,502,280
Redemptions	(6,714,956)	(61,550,755)	(3,670,884)	(35,855,261)
Net increase (decrease)	(2,821,556)	(26,757,397)	607,893	5,500,093
Institutional 2 Class
Subscriptions	239,238	2,238,686	808,401	8,113,798
Distributions reinvested	169,121	1,442,605	77,478	747,665
Redemptions	(509,369)	(4,626,789)	(226,882)	(2,283,683)
Net increase (decrease)	(101,010)	(945,498)	658,997	6,577,780
Institutional 3 Class
Subscriptions	1,129,034	10,555,298	2,746,108	27,484,772
Distributions reinvested	3,740,244	31,081,430	3,352,762	31,616,548
Redemptions	(8,099,895)	(71,824,528)	(5,394,632)	(53,956,478)
Net increase (decrease)	(3,230,617)	(30,187,800)	704,238	5,144,842
Class K
Redemptions	—	—	(304)	(3,045)
Net decrease	—	—	(304)	(3,045)
Class R
Subscriptions	57,210	521,137	82,084	790,977
Distributions reinvested	10,065	82,029	7,516	69,972
Redemptions	(71,126)	(657,159)	(67,773)	(650,205)
Net increase (decrease)	(3,851)	(53,993)	21,827	210,744
Class T
Distributions reinvested	12,987	106,491	13,789	128,650
Redemptions	(105,863)	(862,879)	(50,567)	(495,374)
Net decrease	(92,876)	(756,388)	(36,778)	(366,724)
Total net increase (decrease)	(5,140,602)	(50,318,285)	2,873,421	25,206,723
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Annual Report 2019

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Columbia Disciplined Growth Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$10.11	0.03	0.31	0.34	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.50	0.01	1.85	1.86	(0.03)	(1.22)	(1.25)
Year Ended 7/31/2017	$8.51	0.04	1.45	1.49	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$9.39	0.04	0.20	0.24	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2015	$9.04	0.05	1.36	1.41	(0.03)	(1.03)	(1.06)
Advisor Class
Year Ended 7/31/2019	$10.18	0.06	0.30	0.36	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.56	0.03	1.87	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.56	0.05	1.47	1.52	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.43	0.04	0.23	0.27	(0.08)	(1.06)	(1.14)
Year Ended 7/31/2015(d)	$9.33	(0.01)	0.11	0.10	—	—	—
Class C
Year Ended 7/31/2019	$9.67	(0.03)	0.28	0.25	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.18	(0.06)	1.77	1.71	—	(1.22)	(1.22)
Year Ended 7/31/2017	$8.26	(0.03)	1.41	1.38	—	(0.46)	(0.46)
Year Ended 7/31/2016	$9.14	(0.02)	0.20	0.18	—	(1.06)	(1.06)
Year Ended 7/31/2015	$8.86	(0.02)	1.33	1.31	—	(1.03)	(1.03)
Institutional Class
Year Ended 7/31/2019	$10.21	0.06	0.31	0.37	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.59	0.04	1.86	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.58	0.05	1.48	1.53	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.46	0.06	0.20	0.26	(0.08)	(1.06)	(1.14)
Year Ended 7/31/2015	$9.09	0.07	1.39	1.46	(0.06)	(1.03)	(1.09)
Institutional 2 Class
Year Ended 7/31/2019	$10.55	0.07	0.32	0.39	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.87	0.04	1.92	1.96	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.82	0.06	1.52	1.58	(0.07)	(0.46)	(0.53)
Year Ended 7/31/2016	$9.69	0.08	0.21	0.29	(0.10)	(1.06)	(1.16)
Year Ended 7/31/2015	$9.30	0.03	1.46	1.49	(0.07)	(1.03)	(1.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$9.24	4.98%	1.17%	1.17%	0.37%	78%	$129,678
Year Ended 7/31/2018	$10.11	20.79%	1.17%	1.17% (c)	0.12%	82%	$130,693
Year Ended 7/31/2017	$9.50	18.37%	1.22%	1.20% (c)	0.43%	81%	$114,369
Year Ended 7/31/2016	$8.51	3.05%	1.27%	1.23%	0.46%	86%	$140,658
Year Ended 7/31/2015	$9.39	16.41%	1.24%	1.24%	0.55%	102%	$247,170
Advisor Class
Year Ended 7/31/2019	$9.32	5.17%	0.92%	0.92%	0.62%	78%	$8,471
Year Ended 7/31/2018	$10.18	21.06%	0.92%	0.92% (c)	0.34%	82%	$7,947
Year Ended 7/31/2017	$9.56	18.68%	0.95%	0.94% (c)	0.58%	81%	$4,213
Year Ended 7/31/2016	$8.56	3.39%	1.02%	0.96%	0.53%	86%	$305
Year Ended 7/31/2015(d)	$9.43	1.07%	1.05% (e)	1.05% (e)	(0.60%) (e)	102%	$59
Class C
Year Ended 7/31/2019	$8.71	4.19%	1.92%	1.92%	(0.38%)	78%	$17,964
Year Ended 7/31/2018	$9.67	19.77%	1.92%	1.92% (c)	(0.62%)	82%	$21,203
Year Ended 7/31/2017	$9.18	17.44%	1.96%	1.95% (c)	(0.35%)	81%	$23,034
Year Ended 7/31/2016	$8.26	2.43%	2.03%	1.97%	(0.25%)	86%	$19,878
Year Ended 7/31/2015	$9.14	15.47%	1.99%	1.99%	(0.23%)	102%	$11,825
Institutional Class
Year Ended 7/31/2019	$9.36	5.26%	0.92%	0.92%	0.61%	78%	$86,537
Year Ended 7/31/2018	$10.21	20.99%	0.92%	0.92% (c)	0.37%	82%	$123,250
Year Ended 7/31/2017	$9.59	18.76%	0.95%	0.94% (c)	0.56%	81%	$109,911
Year Ended 7/31/2016	$8.58	3.30%	1.03%	0.96%	0.73%	86%	$23,950
Year Ended 7/31/2015	$9.46	16.80%	1.00%	1.00%	0.76%	102%	$10,456
Institutional 2 Class
Year Ended 7/31/2019	$9.71	5.27%	0.86%	0.85%	0.70%	78%	$10,235
Year Ended 7/31/2018	$10.55	21.10%	0.87%	0.85%	0.38%	82%	$12,184
Year Ended 7/31/2017	$9.87	18.83%	0.87%	0.85%	0.69%	81%	$4,895
Year Ended 7/31/2016	$8.82	3.49%	0.86%	0.84%	0.90%	86%	$2,620
Year Ended 7/31/2015	$9.69	16.82%	0.86%	0.86%	0.33%	102%	$1,316
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$10.31	0.07	0.31	0.38	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.67	0.05	1.88	1.93	(0.07)	(1.22)	(1.29)
Year Ended 7/31/2017	$8.65	0.06	1.50	1.56	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$9.53	0.08	0.21	0.29	(0.11)	(1.06)	(1.17)
Year Ended 7/31/2015(f)	$9.42	0.01	0.10	0.11	—	—	—
Class R
Year Ended 7/31/2019	$10.13	0.01	0.31	0.32	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.53	(0.01)	1.84	1.83	(0.01)	(1.22)	(1.23)
Year Ended 7/31/2017	$8.53	0.01	1.47	1.48	(0.02)	(0.46)	(0.48)
Year Ended 7/31/2016	$9.41	0.02	0.20	0.22	(0.04)	(1.06)	(1.10)
Year Ended 7/31/2015	$9.05	0.02	1.38	1.40	(0.01)	(1.03)	(1.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Advisor Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$9.46	5.35%	0.80%	0.80%	0.75%	78%	$213,693
Year Ended 7/31/2018	$10.31	21.17%	0.81%	0.80%	0.49%	82%	$266,180
Year Ended 7/31/2017	$9.67	18.91%	0.81%	0.81%	0.62%	81%	$242,867
Year Ended 7/31/2016	$8.65	3.54%	0.81%	0.79%	0.92%	86%	$6
Year Ended 7/31/2015(f)	$9.53	1.17%	0.75% (e)	0.75% (e)	0.64% (e)	102%	$3
Class R
Year Ended 7/31/2019	$9.24	4.74%	1.42%	1.42%	0.12%	78%	$1,197
Year Ended 7/31/2018	$10.13	20.32%	1.42%	1.42% (c)	(0.13%)	82%	$1,352
Year Ended 7/31/2017	$9.53	18.18%	1.46%	1.44% (c)	0.11%	81%	$1,063
Year Ended 7/31/2016	$8.53	2.77%	1.53%	1.47%	0.23%	86%	$459
Year Ended 7/31/2015	$9.41	16.22%	1.49%	1.49%	0.20%	102%	$96
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2019	21

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Disciplined Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
July 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	147,171*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	133,087

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	17,040
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,281,653

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Disciplined Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
July 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
26	Columbia Disciplined Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended July 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $11,068,417, respectively. The sale transactions resulted in a net realized loss of $89,556.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Disciplined Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective December 1, 2018 through November 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.06% of the average daily net assets attributable to Institutional 2 Class shares. Prior to December 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.12
Class T	0.03 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $59,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
28	Columbia Disciplined Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	264,435
Class C	—	1.00 (b)	1,089
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	1.19%	1.19%
Advisor Class	0.94	0.94
Class C	1.94	1.94
Institutional Class	0.94	0.94
Institutional 2 Class	0.88	0.87
Institutional 3 Class	0.83	0.82
Class R	1.44	1.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective December 1, 2018 through November 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.06% for Institutional 2 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to December 1, 2018 is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Disciplined Growth Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, post-October capital losses, trustees’ deferred compensation, earnings and profits distributed to shareholders on the redemption of shares and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(276,441)	(4,137,591)	4,414,032
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,027,095	47,560,365	64,587,460	17,974,947	47,558,219	65,533,166
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,079,822	31,715,527	—	145,807,899
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
320,858,799	153,141,816	(7,333,917)	145,807,899
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	16,824,185
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Disciplined Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $388,849,050 and $499,326,245, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 69.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Disciplined Growth Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Growth Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Growth Fund | Annual Report 2019	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
40.85%	38.99%	$56,211,387
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Disciplined Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Disciplined Growth Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
36	Columbia Disciplined Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Disciplined Growth Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Disciplined Growth Fund | Annual Report 2019	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Growth Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
40	Columbia Disciplined Growth Fund | Annual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the median ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Disciplined Growth Fund | Annual Report 2019	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia Disciplined Growth Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Growth Fund | Annual Report 2019	43

Columbia Disciplined Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN178_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Disciplined Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Disciplined Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/08	-0.87	6.99	12.28
	Including sales charges		-6.57	5.73	11.62
Advisor Class*		06/01/15	-0.57	7.23	12.40
Class C	Excluding sales charges	08/01/08	-1.66	6.19	11.42
	Including sales charges		-2.55	6.19	11.42
Institutional Class*		09/27/10	-0.57	7.28	12.53
Institutional 2 Class*		06/01/15	-0.44	7.31	12.44
Institutional 3 Class*		06/01/15	-0.37	7.37	12.47
Class R		08/01/08	-1.05	6.74	11.98
Class V*	Excluding sales charges	03/07/11	-0.87	7.00	12.24
	Including sales charges		-6.58	5.75	11.58
Russell 1000 Value Index			5.20	8.01	12.40
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2019)
Verizon Communications, Inc.	3.4
Citigroup, Inc.	3.1
Honeywell International, Inc.	2.2
Home Depot, Inc. (The)	2.1
ConocoPhillips Co.	2.1
Baxter International, Inc.	2.0
Intercontinental Exchange, Inc.	2.0
Comcast Corp., Class A	2.0
Chevron Corp.	2.0
Bristol-Myers Squibb Co.	2.0
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2019)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2019)
Communication Services	7.5
Consumer Discretionary	5.5
Consumer Staples	9.2
Energy	8.7
Financials	23.9
Health Care	13.2
Industrials	9.8
Information Technology	6.6
Materials	4.3
Real Estate	4.7
Utilities	6.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
At July 31, 2019, approximately 62.65% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares returned -0.87% excluding sales charges. The Fund’s returns underperformed its benchmark, the Russell 1000 Value Index, which rose 5.20% for the same time period. The Fund’s relative results can be attributed primarily to stock selection.
U.S. equity markets advanced despite heightened volatility
As the annual period began in August 2018, U.S. equity markets were continuing their climb from earlier in the year, supported by a growing U.S. economy and strong corporate earnings, each in turn fueled in large part by December 2017’s tax reform legislation. The U.S. equity market rally came to an end in the fourth quarter of 2018, as investors grappled with the U.S. Federal Reserve (the Fed) continuing to raise interest rates, the sharp slowdown in eurozone business confidence, weaker economic growth in China and heightened geopolitical concerns, including trade and tariff tensions. Long dormant volatility spiked, and U.S. equity markets declined precipitously in the final weeks of the calendar year. This sharp sell-off then set the stage for the nearly equally dramatic rally in the first quarter of 2019, as much of the ground lost in December 2018 was retraced. Following a relative calm in ongoing U.S.-China trade negotiations, volatility then returned in the second quarter of 2019 amid signs that trade talks had soured. Offsetting this disappointment was the apparent change in the stance of the Fed, which had adopted a more dovish posture with respect to the direction of interest rates, a shift much applauded by the U.S. equity markets. On July 31, 2019, the Fed lowered interest rates for the first time since 2008 to help stave off the possibility of an economic downturn.
For the reporting period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
Large-cap stocks led market higher
Generally, the U.S. equity markets tended to favor capitalization during the period, as large-cap stocks significantly outperformed their smaller cap counterparts. The Russell 1000 Index returned 8.00% compared to the -4.42% return of the Russell 2000 Index for the period. Stocks characterized by low beta, low dividend yield and low volatility were also in favor during the period. Conversely, higher yielding stocks, high-growth stocks and stocks with relatively high beta were out of favor during the period, as was the liquidity factor.
Our stock selection model performed weakly during the period. We divide the metrics for our stock selection model into three broad categories: valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, the valuation and quality models were particularly weak during the period, while the catalyst model outperformed the benchmark, showing some signs of strength toward the end of the period. Notably, the valuation model was in the second-worst drawdown in the 16-year history of our proprietary models during the period. Emphasizing inexpensive and high-quality stocks is a key part of our investment strategy, and, despite this period of underperformance, we currently remain committed to this strategy, maintaining a long-term perspective.
Stock selection overall detracted from returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract modestly from relative performance during the period. Stock selection overall detracted most from the Fund’s performance relative to the benchmark. Stock selection in the real estate, consumer discretionary and industrials sectors hurt the Fund’s relative performance most.
Columbia Disciplined Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Among the Fund’s greatest individual detractors were its underweight in Procter & Gamble and its overweights in Valero Energy and Bristol-Myers Squibb. The Fund’s underweight in Procter & Gamble detracted, as the consumer goods giant delivered solid results throughout the period. Oil refiner Valero Energy’s stock traded lower through the period in concert with falling energy commodity prices. Pharmaceuticals company Bristol-Myers Squibb saw its shares lose ground as its lung cancer drug, Opdivo, experienced mixed clinical results, while Merck’s competing lung cancer drug, Keytruda, delivered more favorable newsflow.
Information technology stock selection boosted returns
Stock selection in the information technology sector contributed positively to the Fund’s relative performance during the period.
Among the individual stocks contributing most to relative performance were Cisco Systems, Inc., Pfizer, Inc. and QUALCOMM. Shares of Cisco Systems outperformed the benchmark during the period, leveraging its position as the world’s leading networking vendor to expand into security, collaboration and management. The company also saw strength in its campus switching upgrade cycle. Pharmaceuticals company Pfizer saw its shares gain, as it delivered better than consensus expected earnings throughout the period based on higher than anticipated revenues from some of its legacy drugs, including Lipitor, Lyrica and Prevna. Semiconductor company QUALCOMM’s shares traded higher after settling ongoing lawsuits with Apple, putting an end to the major legal battle that saw the two technology giants suing one another across the globe. As part of the settlement, Apple will make a payment to QUALCOMM for an undisclosed amount. Additionally, the companies reached a six-year global patent licensing agreement, which may be extended for another two years.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, we replaced the Credit Suisse HOLT Adjusted Value Target signal in all 11 sector models with other value factors and bolstered many investment themes with complementary and efficacious indicators. The updated models are more diversified with the goal of exhibiting better consistency of performance in different market regimes. We also completed a full review of our utilities sector models and put more emphasis on forward-looking valuation multiples, dividend growth, cash flow generation and business momentum. Finally, we adjusted factors to handle quarterly cash flow numbers for managed care companies which are intended to improve stability and comparability.
Derivative positions in the Fund
The Fund used index futures to equitize cash during the period. On a stand-alone basis, the use of index futures had a positive effect on results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.30	1,019.09	5.83	5.76	1.15
Advisor Class	1,000.00	1,000.00	1,045.10	1,020.33	4.56	4.51	0.90
Class C	1,000.00	1,000.00	1,040.00	1,015.37	9.61	9.49	1.90
Institutional Class	1,000.00	1,000.00	1,045.10	1,020.33	4.56	4.51	0.90
Institutional 2 Class	1,000.00	1,000.00	1,046.30	1,021.03	3.86	3.81	0.76
Institutional 3 Class	1,000.00	1,000.00	1,046.20	1,021.27	3.60	3.56	0.71
Class R	1,000.00	1,000.00	1,043.20	1,017.85	7.09	7.00	1.40
Class V	1,000.00	1,000.00	1,043.50	1,019.09	5.83	5.76	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Value Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 7.4%
Diversified Telecommunication Services 5.2%
AT&T, Inc.	394,500	13,432,725
Verizon Communications, Inc.	427,900	23,650,033
Total		37,082,758
Media 2.2%
Comcast Corp., Class A	325,200	14,038,884
Sinclair Broadcast Group, Inc., Class A	28,400	1,427,100
Total		15,465,984
Total Communication Services		52,548,742
Consumer Discretionary 5.4%
Auto Components 1.3%
Gentex Corp.	82,800	2,270,376
Lear Corp.	54,300	6,884,154
Total		9,154,530
Diversified Consumer Services 1.5%
H&R Block, Inc.	383,200	10,610,808
Specialty Retail 2.6%
Advance Auto Parts, Inc.	8,200	1,235,248
AutoZone, Inc.(a)	2,300	2,582,992
Home Depot, Inc. (The)	69,100	14,765,979
Total		18,584,219
Total Consumer Discretionary		38,349,557
Consumer Staples 9.1%
Food & Staples Retailing 3.7%
Walgreens Boots Alliance, Inc.	233,900	12,745,211
Walmart, Inc.	122,500	13,521,550
Total		26,266,761
Food Products 0.5%
General Mills, Inc.	73,200	3,887,652
Household Products 3.1%
Kimberly-Clark Corp.	101,100	13,714,215
Procter & Gamble Co. (The)	67,200	7,932,288
Total		21,646,503
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.8%
Philip Morris International, Inc.	151,600	12,675,276
Total Consumer Staples		64,476,192
Energy 8.7%
Energy Equipment & Services 0.2%
Schlumberger Ltd.	26,700	1,067,199
Oil, Gas & Consumable Fuels 8.5%
Chevron Corp.	113,000	13,911,430
ConocoPhillips Co.	243,700	14,397,796
EOG Resources, Inc.	35,700	3,064,845
Exxon Mobil Corp.(b)	77,300	5,748,028
Marathon Petroleum Corp.	86,900	4,900,291
PBF Energy, Inc., Class A	258,100	7,208,733
Valero Energy Corp.	129,800	11,065,450
Total		60,296,573
Total Energy		61,363,772
Financials 23.6%
Banks 9.2%
Bank of America Corp.	451,500	13,852,020
Citigroup, Inc.	306,700	21,824,772
JPMorgan Chase & Co.	65,100	7,551,600
Popular, Inc.	220,700	12,703,492
Wells Fargo & Co.	100,400	4,860,364
Zions Bancorp	95,200	4,290,664
Total		65,082,912
Capital Markets 3.1%
Bank of New York Mellon Corp. (The)	76,600	3,594,072
Franklin Resources, Inc.	138,900	4,532,307
Intercontinental Exchange, Inc.	161,400	14,180,604
Total		22,306,983
Consumer Finance 3.1%
Ally Financial, Inc.	30,900	1,016,919
Capital One Financial Corp.	119,600	11,053,432
Navient Corp.	435,500	6,162,325
Synchrony Financial	98,700	3,541,356
Total		21,774,032
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 1.2%
Berkshire Hathaway, Inc., Class B(a)	41,700	8,566,431
Insurance 7.0%
Allstate Corp. (The)	99,400	10,675,560
Marsh & McLennan Companies, Inc.	129,000	12,745,200
MetLife, Inc.	266,700	13,180,314
Prudential Financial, Inc.	132,100	13,383,051
Total		49,984,125
Total Financials		167,714,483
Health Care 13.1%
Biotechnology 1.2%
Alexion Pharmaceuticals, Inc.(a)	17,150	1,942,923
bluebird bio, Inc.(a)	11,400	1,496,022
Gilead Sciences, Inc.	56,800	3,721,536
Regeneron Pharmaceuticals, Inc.(a)	4,500	1,371,420
Total		8,531,901
Health Care Equipment & Supplies 3.1%
Abbott Laboratories	87,500	7,621,250
Baxter International, Inc.	171,100	14,367,267
Total		21,988,517
Health Care Providers & Services 2.8%
Cardinal Health, Inc.	178,700	8,171,951
HCA Healthcare, Inc.	9,500	1,268,345
McKesson Corp.	76,800	10,671,360
Total		20,111,656
Pharmaceuticals 6.0%
Allergan PLC	42,600	6,837,300
Bristol-Myers Squibb Co.	312,300	13,869,243
Eli Lilly & Co.	14,600	1,590,670
Johnson & Johnson	37,600	4,896,272
Merck & Co., Inc.	165,100	13,701,649
Pfizer, Inc.	35,700	1,386,588
Total		42,281,722
Total Health Care		92,913,796
Industrials 9.6%
Airlines 1.6%
Southwest Airlines Co.	223,700	11,527,261
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.5%
Waste Management, Inc.	32,000	3,744,000
Electrical Equipment 0.9%
Eaton Corp. PLC	10,800	887,652
Emerson Electric Co.	31,700	2,056,696
Hubbell, Inc.	23,600	3,065,168
Total		6,009,516
Industrial Conglomerates 3.7%
3M Co.	63,900	11,164,608
Honeywell International, Inc.	89,200	15,383,432
Total		26,548,040
Machinery 1.7%
Cummins, Inc.	72,900	11,955,600
Road & Rail 1.2%
CSX Corp.	122,400	8,616,960
Total Industrials		68,401,377
Information Technology 6.5%
Communications Equipment 0.8%
Cisco Systems, Inc.	98,900	5,479,060
IT Services 1.0%
VeriSign, Inc.(a)	34,300	7,240,387
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	63,300	7,435,218
Broadcom, Inc.	17,000	4,929,830
Lam Research Corp.	24,300	5,069,223
Total		17,434,271
Software 0.8%
Microsoft Corp.	23,500	3,202,345
Oracle Corp.	41,800	2,353,340
Total		5,555,685
Technology Hardware, Storage & Peripherals 1.4%
HP, Inc.	489,800	10,305,392
Total Information Technology		46,014,795
Materials 4.2%
Chemicals 1.6%
LyondellBasell Industries NV, Class A	138,400	11,582,696

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.2%
Nucor Corp.	32,900	1,789,102
Steel Dynamics, Inc.	222,700	7,017,277
Total		8,806,379
Paper & Forest Products 1.4%
Domtar Corp.	225,300	9,563,985
Total Materials		29,953,060
Real Estate 4.7%
Equity Real Estate Investment Trusts (REITS) 4.7%
Park Hotels & Resorts, Inc.	315,600	8,334,996
Simon Property Group, Inc.	72,800	11,808,160
Spirit Realty Capital, Inc.	294,200	12,980,104
Total		33,123,260
Total Real Estate		33,123,260
Utilities 6.5%
Electric Utilities 3.3%
American Electric Power Co., Inc.	118,000	10,361,580
Exelon Corp.	285,800	12,878,148
Total		23,239,728
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 1.3%
AES Corp. (The)	565,500	9,494,745
Multi-Utilities 1.9%
Public Service Enterprise Group, Inc.	235,700	13,470,255
Total Utilities		46,204,728
Total Common Stocks (Cost $607,171,621)		701,063,762

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(c),(d)	7,471,281	7,470,534
Total Money Market Funds (Cost $7,470,534)		7,470,534
Total Investments in Securities (Cost: $614,642,155)		708,534,296
Other Assets & Liabilities, Net		796,848
Net Assets		709,331,144

At July 31, 2019, securities and/or cash totaling $855,140 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	59	09/2019	USD	8,797,785	257,831	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	10,257,091	187,919,169	(190,704,979)	7,471,281	33	—	262,268	7,470,534
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	52,548,742	—	—	52,548,742
Consumer Discretionary	38,349,557	—	—	38,349,557
Consumer Staples	64,476,192	—	—	64,476,192
Energy	61,363,772	—	—	61,363,772
Financials	167,714,483	—	—	167,714,483
Health Care	92,913,796	—	—	92,913,796
Industrials	68,401,377	—	—	68,401,377
Information Technology	46,014,795	—	—	46,014,795
Materials	29,953,060	—	—	29,953,060
Real Estate	33,123,260	—	—	33,123,260
Utilities	46,204,728	—	—	46,204,728
Total Common Stocks	701,063,762	—	—	701,063,762
Money Market Funds	7,470,534	—	—	7,470,534
Total Investments in Securities	708,534,296	—	—	708,534,296
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	257,831	—	—	257,831
Total	708,792,127	—	—	708,792,127
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $607,171,621)	$701,063,762
Affiliated issuers (cost $7,470,534)	7,470,534
Receivable for:
Capital shares sold	360,198
Dividends	957,063
Variation margin for futures contracts	35,915
Expense reimbursement due from Investment Manager	1,074
Prepaid expenses	5,598
Total assets	709,894,144
Liabilities
Payable for:
Capital shares purchased	275,739
Variation margin for futures contracts	121,500
Management services fees	14,491
Distribution and/or service fees	1,407
Transfer agent fees	45,767
Compensation of board members	54,560
Audit fees	29,000
Other expenses	20,536
Total liabilities	563,000
Net assets applicable to outstanding capital stock	$709,331,144
Represented by
Paid in capital	572,816,127
Total distributable earnings (loss) (Note 2)	136,515,017
Total - representing net assets applicable to outstanding capital stock	$709,331,144
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2019	13

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$74,649,675
Shares outstanding	7,749,407
Net asset value per share	$9.63
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.22
Advisor Class
Net assets	$3,026,157
Shares outstanding	311,051
Net asset value per share	$9.73
Class C
Net assets	$11,834,918
Shares outstanding	1,264,018
Net asset value per share	$9.36
Institutional Class
Net assets	$111,873,235
Shares outstanding	11,490,269
Net asset value per share	$9.74
Institutional 2 Class
Net assets	$1,213,189
Shares outstanding	124,834
Net asset value per share	$9.72
Institutional 3 Class
Net assets	$428,446,546
Shares outstanding	44,001,689
Net asset value per share	$9.74
Class R
Net assets	$2,750,476
Shares outstanding	285,120
Net asset value per share	$9.65
Class V
Net assets	$75,536,948
Shares outstanding	7,865,861
Net asset value per share	$9.60
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$10.19
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Annual Report 2019

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$20,354,566
Dividends — affiliated issuers	262,268
Foreign taxes withheld	(19,200)
Total income	20,597,634
Expenses:
Management services fees	5,557,694
Distribution and/or service fees
Class A	188,931
Class C	134,011
Class R	15,302
Class T	1,343
Class V	193,602
Transfer agent fees
Class A	162,035
Advisor Class	8,259
Class C	28,693
Institutional Class	311,318
Institutional 2 Class	757
Institutional 3 Class	31,888
Class R	6,570
Class T	1,113
Class V	165,904
Compensation of board members	22,436
Custodian fees	12,811
Printing and postage fees	36,020
Registration fees	120,508
Audit fees	34,201
Legal fees	13,733
Compensation of chief compliance officer	172
Other	21,853
Total expenses	7,069,154
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(554,574)
Total net expenses	6,514,580
Net investment income	14,083,054
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	42,750,884
Investments — affiliated issuers	33
Futures contracts	691,794
Net realized gain	43,442,711
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(64,083,203)
Futures contracts	6,782
Net change in unrealized appreciation (depreciation)	(64,076,421)
Net realized and unrealized loss	(20,633,710)
Net decrease in net assets resulting from operations	$(6,550,656)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$14,083,054	$13,504,588
Net realized gain	43,442,711	66,376,193
Net change in unrealized appreciation (depreciation)	(64,076,421)	22,348,297
Net increase (decrease) in net assets resulting from operations	(6,550,656)	102,229,078
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,359,386)
Advisor Class	(396,274)
Class C	(1,293,880)
Institutional Class	(13,467,138)
Institutional 2 Class	(124,052)
Institutional 3 Class	(43,366,409)
Class R	(315,945)
Class T	(135,304)
Class V	(7,739,309)
Net investment income
Class A		(1,436,602)
Advisor Class		(285,120)
Class C		(203,027)
Institutional Class		(3,897,680)
Institutional 2 Class		(23,212)
Institutional 3 Class		(10,484,296)
Class K		(68)
Class R		(56,378)
Class T		(35,237)
Class V		(1,637,782)
Net realized gains
Class A		(3,844,377)
Advisor Class		(680,615)
Class C		(853,143)
Institutional Class		(9,304,218)
Institutional 2 Class		(53,336)
Institutional 3 Class		(23,559,250)
Class K		(174)
Class R		(171,651)
Class T		(94,561)
Class V		(4,382,740)
Total distributions to shareholders (Note 2)	(74,197,697)	(61,003,467)
Increase (decrease) in net assets from capital stock activity	(68,588,481)	14,280,860
Total increase (decrease) in net assets	(149,336,834)	55,506,471
Net assets at beginning of year	858,667,978	803,161,507
Net assets at end of year	$709,331,144	$858,667,978
Undistributed net investment income	$7,629,215	$7,066,301
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,656,282	24,955,316	1,420,171	15,073,509
Distributions reinvested	605,855	5,458,757	376,696	3,959,075
Redemptions	(2,750,807)	(26,184,261)	(1,602,142)	(17,031,250)
Net increase	511,330	4,229,812	194,725	2,001,334
Advisor Class
Subscriptions	26,932	278,184	831,595	9,221,752
Distributions reinvested	43,613	396,005	91,174	965,529
Redemptions	(490,509)	(5,152,202)	(753,227)	(8,457,479)
Net increase (decrease)	(419,964)	(4,478,013)	169,542	1,729,802
Class B
Redemptions	—	—	(310)	(3,530)
Net decrease	—	—	(310)	(3,530)
Class C
Subscriptions	208,415	1,940,046	341,721	3,575,173
Distributions reinvested	127,278	1,120,049	87,958	904,212
Redemptions	(472,539)	(4,440,155)	(404,532)	(4,196,064)
Net increase (decrease)	(136,846)	(1,380,060)	25,147	283,321
Institutional Class
Subscriptions	3,195,401	31,130,145	4,492,353	48,095,136
Distributions reinvested	1,307,322	11,883,558	1,119,735	11,869,191
Redemptions	(11,943,487)	(121,370,022)	(3,546,936)	(37,830,678)
Net increase (decrease)	(7,440,764)	(78,356,319)	2,065,152	22,133,649
Institutional 2 Class
Subscriptions	17,874	174,036	21,607	230,964
Distributions reinvested	13,647	123,780	7,222	76,340
Redemptions	(24,581)	(239,938)	(4,912)	(52,883)
Net increase	6,940	57,878	23,917	254,421
Institutional 3 Class
Subscriptions	6,056,371	56,693,519	562,131	6,011,678
Distributions reinvested	4,776,006	43,366,135	3,217,707	34,043,337
Redemptions	(9,001,203)	(88,002,583)	(4,604,523)	(49,850,004)
Net increase (decrease)	1,831,174	12,057,071	(824,685)	(9,794,989)
Class K
Redemptions	—	—	(307)	(3,346)
Net decrease	—	—	(307)	(3,346)
Class R
Subscriptions	85,484	881,926	63,292	677,278
Distributions reinvested	25,569	231,140	16,244	171,212
Redemptions	(109,665)	(1,059,717)	(79,417)	(851,456)
Net increase (decrease)	1,388	53,349	119	(2,966)
Class T
Distributions reinvested	14,883	134,989	12,257	129,559
Redemptions	(152,597)	(1,375,863)	(87,397)	(936,139)
Net decrease	(137,714)	(1,240,874)	(75,140)	(806,580)
Class V
Subscriptions	57,042	534,929	54,343	584,685
Distributions reinvested	753,164	6,763,411	496,559	5,203,935
Redemptions	(704,087)	(6,829,665)	(690,741)	(7,298,876)
Net increase (decrease)	106,119	468,675	(139,839)	(1,510,256)
Total net increase (decrease)	(5,678,337)	(68,588,481)	1,438,321	14,280,860
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$10.82	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.32	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.17	0.19	1.11	1.30	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.56	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Year Ended 7/31/2015	$9.45	0.13	0.56	0.69	(0.11)	(0.47)	(0.58)
Advisor Class
Year Ended 7/31/2019	$10.92	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.41	0.16	1.16	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.25	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.63	0.10	0.13	0.23	(0.16)	(0.45)	(0.61)
Year Ended 7/31/2015(d)	$9.80	0.02	(0.19) (e)	(0.17)	—	—	—
Class C
Year Ended 7/31/2019	$10.54	0.08	(0.32)	(0.24)	(0.07)	(0.87)	(0.94)
Year Ended 7/31/2018	$10.07	0.06	1.11	1.17	(0.13)	(0.57)	(0.70)
Year Ended 7/31/2017	$8.96	0.11	1.08	1.19	(0.08)	—	(0.08)
Year Ended 7/31/2016	$9.34	0.08	0.05	0.13	(0.06)	(0.45)	(0.51)
Year Ended 7/31/2015	$9.25	0.05	0.55	0.60	(0.04)	(0.47)	(0.51)
Institutional Class
Year Ended 7/31/2019	$10.93	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.42	0.17	1.15	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.26	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.64	0.18	0.05	0.23	(0.16)	(0.45)	(0.61)
Year Ended 7/31/2015	$9.52	0.15	0.57	0.72	(0.13)	(0.47)	(0.60)
Institutional 2 Class
Year Ended 7/31/2019	$10.91	0.19	(0.31)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.39	0.18	1.15	1.33	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.24	0.29	1.04	1.33	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.63	0.19	0.04	0.23	(0.17)	(0.45)	(0.62)
Year Ended 7/31/2015(g)	$9.80	0.02	(0.19) (e)	(0.17)	—	—	—
Institutional 3 Class
Year Ended 7/31/2019	$10.93	0.20	(0.32)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.41	0.19	1.15	1.34	(0.25)	(0.57)	(0.82)
Year Ended 7/31/2017	$9.25	0.32	1.02	1.34	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.64	0.18	0.06	0.24	(0.18)	(0.45)	(0.63)
Year Ended 7/31/2015(h)	$9.81	0.02	(0.19) (e)	(0.17)	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$9.63	(0.87%)	1.23%	1.15%	1.57%	90%	$74,650
Year Ended 7/31/2018	$10.82	12.62%	1.22%	1.15% (c)	1.33%	86%	$78,335
Year Ended 7/31/2017	$10.32	14.23%	1.21%	1.16% (c)	1.94%	78%	$72,684
Year Ended 7/31/2016	$9.17	2.51%	1.21%	1.19% (c)	1.72%	82%	$96,040
Year Ended 7/31/2015	$9.56	7.25%	1.20%	1.18% (c)	1.32%	89%	$103,691
Advisor Class
Year Ended 7/31/2019	$9.73	(0.57%)	0.98%	0.90%	1.81%	90%	$3,026
Year Ended 7/31/2018	$10.92	12.87%	0.98%	0.90% (c)	1.51%	86%	$7,986
Year Ended 7/31/2017	$10.41	14.47%	0.97%	0.91% (c)	2.35%	78%	$5,845
Year Ended 7/31/2016	$9.25	2.89%	0.97%	0.94% (c)	1.16%	82%	$2,132
Year Ended 7/31/2015(d)	$9.63	(1.73%)	0.92% (f)	0.92% (c),(f)	1.11% (f)	89%	$2
Class C
Year Ended 7/31/2019	$9.36	(1.66%)	1.98%	1.90%	0.83%	90%	$11,835
Year Ended 7/31/2018	$10.54	11.82%	1.97%	1.90% (c)	0.59%	86%	$14,761
Year Ended 7/31/2017	$10.07	13.34%	1.96%	1.91% (c)	1.18%	78%	$13,852
Year Ended 7/31/2016	$8.96	1.83%	1.96%	1.94% (c)	0.97%	82%	$16,270
Year Ended 7/31/2015	$9.34	6.40%	1.95%	1.93% (c)	0.57%	89%	$16,710
Institutional Class
Year Ended 7/31/2019	$9.74	(0.57%)	0.98%	0.90%	1.80%	90%	$111,873
Year Ended 7/31/2018	$10.93	12.86%	0.97%	0.90% (c)	1.58%	86%	$206,950
Year Ended 7/31/2017	$10.42	14.46%	0.97%	0.91% (c)	2.33%	78%	$175,663
Year Ended 7/31/2016	$9.26	2.88%	0.95%	0.94% (c)	1.98%	82%	$118,722
Year Ended 7/31/2015	$9.64	7.55%	0.94%	0.93% (c)	1.55%	89%	$149,791
Institutional 2 Class
Year Ended 7/31/2019	$9.72	(0.44%)	0.83%	0.76%	1.96%	90%	$1,213
Year Ended 7/31/2018	$10.91	13.09%	0.83%	0.78%	1.70%	86%	$1,286
Year Ended 7/31/2017	$10.39	14.50%	0.85%	0.82%	2.90%	78%	$977
Year Ended 7/31/2016	$9.24	2.91%	0.82%	0.82%	2.14%	82%	$9
Year Ended 7/31/2015(g)	$9.63	(1.73%)	0.80% (f)	0.80% (f)	1.23% (f)	89%	$2
Institutional 3 Class
Year Ended 7/31/2019	$9.74	(0.37%)	0.78%	0.71%	2.01%	90%	$428,447
Year Ended 7/31/2018	$10.93	13.13%	0.77%	0.72%	1.76%	86%	$461,028
Year Ended 7/31/2017	$10.41	14.63%	0.78%	0.77%	3.11%	78%	$447,684
Year Ended 7/31/2016	$9.25	2.96%	0.80%	0.80%	2.04%	82%	$909
Year Ended 7/31/2015(h)	$9.64	(1.73%)	0.75% (f)	0.75% (f)	1.28% (f)	89%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2019	$10.83	0.13	(0.31)	(0.18)	(0.13)	(0.87)	(1.00)
Year Ended 7/31/2018	$10.33	0.12	1.13	1.25	(0.18)	(0.57)	(0.75)
Year Ended 7/31/2017	$9.19	0.17	1.10	1.27	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.57	0.13	0.05	0.18	(0.11)	(0.45)	(0.56)
Year Ended 7/31/2015	$9.46	0.10	0.56	0.66	(0.08)	(0.47)	(0.55)
Class V
Year Ended 7/31/2019	$10.79	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.29	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.15	0.19	1.10	1.29	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.54	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Year Ended 7/31/2015	$9.42	0.12	0.57	0.69	(0.10)	(0.47)	(0.57)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Advisor Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
(g)	Institutional 2 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(h)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2019	$9.65	(1.05%)	1.48%	1.40%	1.33%	90%	$2,750
Year Ended 7/31/2018	$10.83	12.34%	1.47%	1.40% (c)	1.08%	86%	$3,074
Year Ended 7/31/2017	$10.33	13.84%	1.47%	1.41% (c)	1.75%	78%	$2,930
Year Ended 7/31/2016	$9.19	2.34%	1.46%	1.44% (c)	1.45%	82%	$2,604
Year Ended 7/31/2015	$9.57	6.98%	1.45%	1.43% (c)	1.02%	89%	$2,083
Class V
Year Ended 7/31/2019	$9.60	(0.87%)	1.23%	1.15%	1.57%	90%	$75,537
Year Ended 7/31/2018	$10.79	12.66%	1.22%	1.15% (c)	1.33%	86%	$83,747
Year Ended 7/31/2017	$10.29	14.15%	1.22%	1.16% (c)	1.98%	78%	$81,312
Year Ended 7/31/2016	$9.15	2.50%	1.21%	1.19% (c)	1.72%	82%	$79,008
Year Ended 7/31/2015	$9.54	7.33%	1.21%	1.20% (c)	1.29%	89%	$84,026
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2019	21

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Disciplined Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Disciplined Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
July 31, 2019
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	257,831*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	691,794

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	6,782
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	11,304,977

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Disciplined Value Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
July 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
26	Columbia Disciplined Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended July 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $11,068,417 and $0, respectively.
Columbia Disciplined Value Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.21
Institutional Class	0.21
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.21
Class T	0.08 (a)
Class V	0.21

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
28	Columbia Disciplined Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $54,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	42,388
Class C	—	1.00 (b)	2,559
Class T	2.50	—	—
Class V	5.75	0.50 - 1.00 (a)	8,031

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	1.15%	1.15%
Advisor Class	0.90	0.90
Class C	1.90	1.90
Institutional Class	0.90	0.90
Institutional 2 Class	0.76	0.77
Institutional 3 Class	0.71	0.71
Class R	1.40	1.40
Class V	1.15	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Disciplined Value Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, post-October capital losses, trustees’ deferred compensation, distribution reclassifications and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(259,811)	(235,761)	495,572
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
25,267,990	48,929,707	74,197,697	18,459,800	42,543,667	61,003,467
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,683,122	58,090,925	—	90,659,688
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
618,132,439	104,859,542	(14,199,854)	90,659,688
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	19,864,811
30	Columbia Disciplined Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $671,570,511 and $797,810,217, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Columbia Disciplined Value Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 72.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Value Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Value Fund | Annual Report 2019	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
26.18%	26.18%	$66,426,226
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Disciplined Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Disciplined Value Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
36	Columbia Disciplined Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Disciplined Value Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Disciplined Value Fund | Annual Report 2019	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
40	Columbia Disciplined Value Fund | Annual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Disciplined Value Fund | Annual Report 2019	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia Disciplined Value Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Value Fund | Annual Report 2019	43

Columbia Disciplined Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN179_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Inflation Protected Securities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Inflation Protected Securities Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
David Kennedy
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	4.55	1.20	3.14
	Including sales charges		1.40	0.59	2.82
Advisor Class*		03/01/18	4.79	1.29	3.18
Class C	Excluding sales charges	03/04/04	3.74	0.44	2.36
	Including sales charges		2.74	0.44	2.36
Institutional Class*		09/27/10	4.68	1.46	3.36
Institutional 2 Class*		11/08/12	4.78	1.55	3.38
Institutional 3 Class*		03/01/17	4.90	1.38	3.23
Class R*		08/03/09	4.21	0.95	2.84
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index			5.72	1.82	3.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Inflation Protected Securities Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2019)
Corporate Bonds & Notes	8.8
Foreign Government Obligations	0.4
Inflation-Indexed Bonds	90.1
Money Market Funds	0.6
Residential Mortgage-Backed Securities - Non-Agency	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2019)
AAA rating	88.7
A rating	1.5
BBB rating	6.3
BB rating	0.5
Not rated	3.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and all other investments in derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Inflation Protected Securities Fund | Annual Report 2019

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	46.2	(138.9)	(92.7)
Foreign Currency Derivative Contracts	-	(7.3)	(7.3)
Total Notional Market Value of Derivative Contracts	46.2	(146.2)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Inflation Protected Securities Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
At July 31, 2019, approximately 55.91% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares returned 4.55% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 5.72% over the same period. The Fund’s performance relative to the benchmark was constrained by its exposure to breakeven rates within its core inflation allocation, while out-of-benchmark exposure to corporate bonds supported performance.
Falling nominal U.S. Treasury yields boosted TIPS returns
Returns for treasury inflation-protected securities (TIPS) are influenced both by changes in inflation expectations and the direction of U.S. Treasury yields. Over the 12 months ended July 2019, the backdrop with respect to interest rates was supportive of performance for fixed-income instruments, including TIPS, as Treasury yields declined substantially. The Treasury curve steepened as yield declines were less significant on the long end of the curve. To illustrate, the two-year Treasury yield declined 78 basis points from 2.67% to 1.89% and the 10-year yield declined 94 basis points from 2.96% to 2.02%, while the 30-year yield declined 55 basis points from 3.08% to 2.53%.
The other piece of TIPS performance is the impact of shifting inflation expectations. A TIPS investor accepts a lower yield than could be accessed via a nominal Treasury of comparable maturity, in hopes the inflation outlook will support TIPS valuations and allow the investor to earn a total return that is at least equal to nominal Treasuries. When market inflation expectations rise, TIPS prices generally strengthen relative to nominal Treasury prices, resulting in a higher “breakeven rate” of actual inflation required for a subsequent TIPS purchaser to match the return on Treasuries. In short, rising breakeven rates support TIPS performance, and vice versa.
The U.S. 10-year breakeven rate hovered around the 2.10% level early in the period, as inflation expectations continued to be supported by the economic “sugar high” provided by the tax cuts enacted at the end of 2017. Core inflation for July of 2018 was gauged at 2.4%, suggesting that the domestic economy may have reached a sustainable growth rate that would allow long-absent inflation to finally take hold. Strong consumer sentiment also supported expectations that inflation would trend close to the Federal Reserve’s (Fed’s) 2% target rate. The Fed’s continued tightening of monetary policy signaled to investors the central bank’s comfort level with the economic growth trajectory.
Economic data released in the fourth quarter of 2018 took a bearish turn, leading TIPS to underperform nominal Treasury securities. The 10-year breakeven declined from above 2% at the end of October to 1.70% by year-end. Core inflation failed to return to its July 2018 and finished at 2.2% for the calendar year 2018. After raising the target for its benchmark overnight lending rate in December, the Fed pivoted to a more cautious stance following what could be described as a “mini-recession” at the end of 2018 and into the first quarter of 2019. The Fed’s adoption of a more dovish tone temporarily supported a rise in breakeven rates. However, beginning in early May breakevens retraced their decline on the back of resurgent fears related to global trade, with the 10-year reaching a three-year low of 1.62% in mid-June 2019.
At the end of July 2019, the inflation breakeven rate on 10-year TIPS versus comparable maturity U.S. Treasuries was 1.75%, down from 2.13% 12 months earlier. With the narrowing of breakevens, TIPS underperformed nominal Treasuries during the period.
Narrowing breakeven rates and curve flattening constrained performance
The Fund’s core U.S. inflation positioning, which includes both the allocation to TIPS and the use of inflation swaps, detracted from performance as breakevens narrowed. The sell-off in breakevens seen in late 2018 was particularly negative for performance. Positioning with respect to nominal interest rates also detracted, as the Fund was positioned with a bias toward a flattening yield curve as the curve steepened.
6	Columbia Inflation Protected Securities Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
The Fund held a position in investment-grade and high-yield corporate debt throughout the period, with a focus on inflation-sensitive areas of the market. This out-of-benchmark exposure modestly supported performance as corporate bonds outperformed TIPS for the period, despite significant interim volatility in credit spreads. While corporate credit suffered in late 2018 as the market assumed a sharp risk-off tone, the segment essentially recovered its losses in early 2019 as the Fed shifted to a more accommodative stance.
During the period, the Fund utilized inflation swaps to partially offset its underweight to TIPS. In addition, the Fund used highly liquid Treasury futures contracts to isolate breakeven exposures, as well as to help manage both portfolio duration and yield curve exposures. We also used derivatives, specifically forward foreign currency exchange contracts, to hedge currency risk on inflation linked investments denominated in foreign currencies, seeking to mitigate the impact of changes in exchange rates on Fund returns. On a stand-alone basis, the use of these derivatives had a negative impact on the Fund’s performance during the period.
At period’s end
At the close of the reporting period, the Fund’s core allocation to inflation linked securities stood at 89.6% of assets, with U.S. TIPs at 87.6% of assets. The Fund held an approximately 9.3% position in corporate credit with a tilt toward inflation-sensitive sectors, most notably energy followed by chemicals, metals and mining. While we believed that the potential for further spread compression to support corporate bond performance was potentially limited, we remained constructive on credit fundamentals. We viewed corporate credit as offering the Fund a valuable diversification opportunity as well as a yield advantage in the low rate environment.
With little evidence of inflation on the horizon at the close of the reporting period, domestically or globally, the Fund remained underweight TIPS. Yield curve positioning retained a slight flattening bias between 10 and 30 years. We believed a number of factors including uncertainties related to global trade and the U.K.’s proposed exit from the European Union had the potential to disrupt the global economy. Given the preponderance of negative nominal yields globally and with U.S. interest rates high relative to those on offer overseas, the Fund had an above-benchmark stance with respect to overall portfolio duration and corresponding interest rate sensitivity.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Inflation Protected Securities Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.60	1,020.83	4.06	4.01	0.80
Advisor Class	1,000.00	1,000.00	1,049.60	1,022.07	2.80	2.76	0.55
Class C	1,000.00	1,000.00	1,044.20	1,017.11	7.86	7.75	1.55
Institutional Class	1,000.00	1,000.00	1,048.40	1,022.07	2.79	2.76	0.55
Institutional 2 Class	1,000.00	1,000.00	1,049.60	1,022.51	2.34	2.31	0.46
Institutional 3 Class	1,000.00	1,000.00	1,049.00	1,022.81	2.03	2.01	0.40
Class R	1,000.00	1,000.00	1,045.80	1,019.59	5.33	5.26	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Inflation Protected Securities Fund | Annual Report 2019

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 8.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
L3Harris Technologies, Inc.(a)
12/15/2026	3.850%	350,000	369,343
Automotive 0.2%
General Motors Co.
04/01/2046	6.750%	250,000	285,854
Banking 1.1%
Bank of America Corp.
Subordinated
01/22/2025	4.000%	250,000	262,293
Capital One Financial Corp.
01/29/2024	3.900%	75,000	78,434
Citigroup, Inc.
Subordinated
07/25/2028	4.125%	150,000	158,744
Goldman Sachs Group, Inc. (The)
Subordinated
10/01/2037	6.750%	200,000	264,593
JPMorgan Chase & Co.(b)
Junior Subordinated
12/31/2049	5.300%	750,000	759,190
Synchrony Financial
03/19/2029	5.150%	240,000	262,908
Total			1,786,162
Cable and Satellite 0.4%
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	250,000	270,223
07/01/2049	5.125%	225,000	228,938
Comcast Corp.
10/15/2048	4.700%	155,000	181,890
Total			681,051
Chemicals 0.2%
LYB International Finance II BV
03/02/2027	3.500%	100,000	101,277
LyondellBasell Industries NV
04/15/2024	5.750%	275,000	308,110
Total			409,387
Electric 1.2%
Consumers Energy Co.
02/15/2050	3.750%	500,000	535,888
Duke Energy Corp.
09/01/2026	2.650%	430,000	425,788
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Emera U.S. Finance LP
06/15/2046	4.750%	250,000	280,334
FirstEnergy Corp.
11/15/2031	7.375%	500,000	689,977
Total			1,931,987
Environmental 0.2%
Waste Management, Inc.
07/15/2049	4.150%	325,000	358,101
Food and Beverage 0.6%
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	200,000	218,139
Bacardi Ltd.(a)
05/15/2025	4.450%	200,000	211,450
Conagra Brands, Inc.
11/01/2028	4.850%	250,000	276,779
Molson Coors Brewing Co.
07/15/2046	4.200%	250,000	241,246
Total			947,614
Health Care 0.2%
CVS Health Corp.
03/25/2048	5.050%	240,000	259,783
Independent Energy 0.5%
Apache Corp.
10/15/2028	4.375%	250,000	253,845
Canadian Natural Resources Ltd.
02/01/2039	6.750%	500,000	650,491
Total			904,336
Integrated Energy 0.3%
BP Capital Markets America, Inc.
04/14/2027	3.588%	400,000	421,621
Metals and Mining 1.4%
Freeport-McMoRan, Inc.
03/15/2023	3.875%	500,000	501,786
Glencore Finance Canada Ltd.(a),(b)
10/25/2042	5.300%	500,000	522,087
Teck Resources Ltd.
02/01/2043	5.400%	650,000	671,115
Vale Overseas Ltd.
01/11/2022	4.375%	32,000	33,038
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vale SA
09/11/2042	5.625%	500,000	542,294
Total			2,270,320
Midstream 1.3%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	85,000	89,422
Energy Transfer Partners LP
03/15/2045	5.150%	300,000	306,884
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	350,000	359,354
Plains All American Pipeline LP/Finance Corp.
02/15/2045	4.900%	300,000	299,381
TransCanada Trust(b)
Subordinated
03/15/2077	5.300%	250,000	248,794
Western Gas Partners LP
08/15/2028	4.750%	330,000	330,138
Williams Companies, Inc. (The)
01/15/2025	3.900%	500,000	522,143
Total			2,156,116
Pharmaceuticals 0.2%
Bristol-Myers Squibb Co.(a)
10/26/2049	4.250%	240,000	263,993
Railroads 0.2%
Burlington Northern Santa Fe LLC
12/15/2048	4.150%	350,000	391,699
Wirelines 0.5%
AT&T, Inc.
08/15/2026	7.300%	500,000	615,081
Verizon Communications, Inc.
08/21/2046	4.862%	250,000	291,549
Total			906,630
Total Corporate Bonds & Notes (Cost $13,149,686)			14,343,997

Foreign Government Obligations(c) 0.4%

Brazil 0.2%
Petrobras Global Finance BV
05/20/2043	5.625%	250,000	254,733
Foreign Government Obligations(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 0.2%
Petroleos Mexicanos
03/13/2027	6.500%		375,000	374,484
Total Foreign Government Obligations (Cost $600,419)				629,217

Inflation-Indexed Bonds(d) 89.4%

Brazil 0.6%
Brazil Notas do Tesouro Nacional
08/15/2040	6.000%	BRL	2,980,932	1,077,436
New Zealand 1.3%
New Zealand Government Inflation-Linked Bond(a)
09/20/2025	2.000%	NZD	2,975,198	2,154,348
United States 87.5%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%		2,319,514	2,298,296
04/15/2022	0.125%		9,108,709	9,017,917
07/15/2022	0.125%		3,619,265	3,600,083
01/15/2023	0.125%		10,928,378	10,846,907
04/15/2023	0.625%		8,943,925	9,024,872
01/15/2024	0.625%		12,073,050	12,258,732
04/15/2024	0.500%		13,961,750	14,108,483
01/15/2025	0.250%		11,082,505	11,074,454
07/15/2025	0.375%		10,583,020	10,685,972
01/15/2027	2.375%		5,524,021	6,377,865
01/15/2028	0.500%		6,359,036	6,472,601
01/15/2028	1.750%		7,090,036	7,941,308
01/15/2029	2.500%		15,118,613	18,190,310
02/15/2042	0.750%		1,530,023	1,556,086
02/15/2043	0.625%		1,503,725	1,476,612
02/15/2047	0.875%		9,654,099	9,977,405
02/15/2048	1.000%		7,788,825	8,308,049
Total				143,215,952
Total Inflation-Indexed Bonds (Cost $144,068,856)				146,447,736

Residential Mortgage-Backed Securities - Non-Agency 0.1%

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%		127,615	128,509
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $128,272)				128,509

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Inflation Protected Securities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(e),(f)	923,226	923,134
Total Money Market Funds (Cost $923,134)		923,134
Total Investments in Securities (Cost: $158,870,367)		162,472,593
Other Assets & Liabilities, Net		1,271,334
Net Assets		163,743,927
At July 31, 2019, securities and/or cash totaling $453,258 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,926,000 NZD	1,953,752 USD	HSBC	08/28/2019	31,399	—
3,274,587 BRL	868,406 USD	Standard Chartered	08/28/2019	11,920	—
Total				43,319	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	36	09/2019	USD	7,718,625	2,563	—
U.S. Treasury Ultra 10-Year Note	73	09/2019	USD	10,062,594	124,805	—
Total					127,368	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(37)	09/2019	USD	(4,349,523)	—	(51,812)
U.S. Ultra Treasury Bond	(23)	09/2019	USD	(4,083,938)	—	(190,712)
Total					—	(242,524)

Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.448%	Receives at Maturity, Pays at Maturity	Goldman Sachs International	01/14/2021	USD	10,000,000	223,020	—	—	—	223,020	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.490%	Receives at Maturity, Pays at Maturity	JPMorgan	01/13/2021	USD	20,000,000	401,705	—	—	—	401,705	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.810%	Receives at Maturity, Pays at Maturity	JPMorgan	01/09/2025	USD	10,000,000	(63,917)	—	—	—	—	(63,917)
Total							560,808	—	—	—	624,725	(63,917)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.782%	Receives Quarterly, Pays Semi annually	Morgan Stanley	08/22/2046	USD	2,500,000	205,623	—	—	205,623	—
3-Month USD LIBOR	Fixed rate of 1.761%	Receives Quarterly, Pays Semi annually	Morgan Stanley	09/30/2046	USD	1,500,000	129,146	—	—	129,146	—
3-Month USD LIBOR	Fixed rate of 1.785%	Receives Quarterly, Pays Semi annually	Morgan Stanley	10/03/2046	USD	1,000,000	80,933	—	—	80,933	—
Total							415,702	—	—	415,702	—

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	2.266%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	1.811%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $3,610,643, which represents 2.21% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2019.
(c)	Principal and interest may not be guaranteed by the government.
(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	2,955,009	78,385,315	(80,417,098)	923,226	(224)	205	39,496	923,134
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
BRL	Brazilian Real
NZD	New Zealand Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Inflation Protected Securities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	14,343,997	—	14,343,997
Foreign Government Obligations	—	629,217	—	629,217
Inflation-Indexed Bonds	—	146,447,736	—	146,447,736
Residential Mortgage-Backed Securities - Non-Agency	—	128,509	—	128,509
Money Market Funds	923,134	—	—	923,134
Total Investments in Securities	923,134	161,549,459	—	162,472,593
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	43,319	—	43,319
Futures Contracts	127,368	—	—	127,368
Swap Contracts	—	1,040,427	—	1,040,427
Liability
Futures Contracts	(242,524)	—	—	(242,524)
Swap Contracts	—	(63,917)	—	(63,917)
Total	807,978	162,569,288	—	163,377,266
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2019	13

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $157,947,233)	$161,549,459
Affiliated issuers (cost $923,134)	923,134
Foreign currency (cost $60,251)	60,102
Margin deposits on:
Futures contracts	48,805
Swap contracts	404,453
Unrealized appreciation on forward foreign currency exchange contracts	43,319
Unrealized appreciation on swap contracts	624,725
Receivable for:
Capital shares sold	84,383
Dividends	2,223
Interest	372,151
Foreign tax reclaims	711
Variation margin for futures contracts	33,109
Expense reimbursement due from Investment Manager	1,130
Prepaid expenses	3,535
Total assets	164,151,239
Liabilities
Unrealized depreciation on swap contracts	63,917
Payable for:
Capital shares purchased	111,998
Variation margin for futures contracts	48,156
Variation margin for swap contracts	39,769
Management services fees	2,283
Distribution and/or service fees	473
Transfer agent fees	9,501
Compensation of board members	50,333
Audit fees	44,000
Custodian fees	30,948
Other expenses	5,934
Total liabilities	407,312
Net assets applicable to outstanding capital stock	$163,743,927
Represented by
Paid in capital	171,778,274
Total distributable earnings (loss) (Note 2)	(8,034,347)
Total - representing net assets applicable to outstanding capital stock	$163,743,927
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Inflation Protected Securities Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$43,588,538
Shares outstanding	4,604,594
Net asset value per share	$9.47
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.76
Advisor Class
Net assets	$109,307
Shares outstanding	11,476
Net asset value per share(a)	$9.53
Class C
Net assets	$2,850,802
Shares outstanding	309,569
Net asset value per share	$9.21
Institutional Class
Net assets	$12,722,039
Shares outstanding	1,334,623
Net asset value per share	$9.53
Institutional 2 Class
Net assets	$1,289,159
Shares outstanding	135,427
Net asset value per share	$9.52
Institutional 3 Class
Net assets	$95,972,421
Shares outstanding	9,954,313
Net asset value per share	$9.64
Class R
Net assets	$7,211,661
Shares outstanding	769,449
Net asset value per share	$9.37

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2019	15

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$39,496
Interest	3,695,757
Total income	3,735,253
Expenses:
Management services fees	660,945
Distribution and/or service fees
Class A	112,759
Class C	38,824
Class R	34,130
Class T	130
Transfer agent fees
Class A	73,007
Advisor Class	133
Class C	6,298
Institutional Class	25,712
Institutional 2 Class	426
Institutional 3 Class	4,389
Class R	11,039
Class T	85
Compensation of board members	13,731
Custodian fees	53,634
Printing and postage fees	22,211
Registration fees	99,390
Audit fees	48,963
Legal fees	8,082
Interest on collateral	17,781
Compensation of chief compliance officer	26
Other	19,526
Total expenses	1,251,221
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(438,214)
Total net expenses	813,007
Net investment income	2,922,246
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,781,236)
Investments — affiliated issuers	(224)
Foreign currency translations	(122,917)
Forward foreign currency exchange contracts	(50,428)
Futures contracts	(318,084)
Swap contracts	(243,127)
Net realized loss	(2,516,016)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,877,743
Investments — affiliated issuers	205
Foreign currency translations	(3,296)
Forward foreign currency exchange contracts	463,322
Futures contracts	(84,594)
Swap contracts	(1,286,040)
Net change in unrealized appreciation (depreciation)	5,967,340
Net realized and unrealized gain	3,451,324
Net increase in net assets resulting from operations	$6,373,570
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Inflation Protected Securities Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$2,922,246	$3,649,331
Net realized gain (loss)	(2,516,016)	1,202,017
Net change in unrealized appreciation (depreciation)	5,967,340	(2,423,442)
Net increase in net assets resulting from operations	6,373,570	2,427,906
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,404,311)
Advisor Class	(982)
Class C	(106,942)
Institutional Class	(603,507)
Institutional 2 Class	(15,361)
Institutional 3 Class	(1,646,960)
Class R	(184,274)
Class T	(4,316)
Net investment income
Class A		(1,161,178)
Class C		(111,274)
Institutional Class		(484,547)
Institutional 2 Class		(17,680)
Institutional 3 Class		(1,150,159)
Class K		(1,108)
Class R		(121,059)
Class T		(4,178)
Total distributions to shareholders (Note 2)	(3,966,653)	(3,051,183)
Increase in net assets from capital stock activity	34,756,392	4,344,768
Total increase in net assets	37,163,309	3,721,491
Net assets at beginning of year	126,580,618	122,859,127
Net assets at end of year	$163,743,927	$126,580,618
Undistributed (excess of distributions over) net investment income	$(651,135)	$2,403,469
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	638,870	5,822,751	672,524	6,264,393
Distributions reinvested	148,862	1,342,738	119,742	1,111,202
Redemptions	(1,207,586)	(11,039,303)	(1,239,954)	(11,548,964)
Net decrease	(419,854)	(3,873,814)	(447,688)	(4,173,369)
Advisor Class
Subscriptions	10,655	95,573	33,176	308,427
Distributions reinvested	72	654	—	—
Redemptions	(5,500)	(51,906)	(26,927)	(252,536)
Net increase	5,227	44,321	6,249	55,891
Class B
Redemptions	—	—	(1,135)	(9,848)
Net decrease	—	—	(1,135)	(9,848)
Class C
Subscriptions	63,361	562,777	98,820	897,650
Distributions reinvested	10,025	88,525	10,371	94,270
Redemptions	(274,967)	(2,441,741)	(378,688)	(3,444,003)
Net decrease	(201,581)	(1,790,439)	(269,497)	(2,452,083)
Institutional Class
Subscriptions	608,473	5,584,363	1,488,295	13,909,785
Distributions reinvested	66,143	599,254	51,487	479,863
Redemptions	(1,322,611)	(12,103,210)	(1,510,546)	(14,101,613)
Net increase (decrease)	(647,995)	(5,919,593)	29,236	288,035
Institutional 2 Class
Subscriptions	141,892	1,316,685	13,092	122,356
Distributions reinvested	1,661	15,016	1,869	17,404
Redemptions	(46,933)	(427,157)	(46,098)	(429,892)
Net increase (decrease)	96,620	904,544	(31,137)	(290,132)
Institutional 3 Class
Subscriptions	6,041,400	56,838,054	1,396,126	13,248,210
Distributions reinvested	179,959	1,646,624	122,069	1,149,891
Redemptions	(1,444,545)	(13,548,287)	(437,513)	(4,140,447)
Net increase	4,776,814	44,936,391	1,080,682	10,257,654
Class K
Subscriptions	—	—	374	3,491
Distributions reinvested	—	—	93	861
Redemptions	—	—	(5,309)	(49,127)
Net decrease	—	—	(4,842)	(44,775)
Class R
Subscriptions	268,975	2,418,717	327,081	3,018,975
Distributions reinvested	8,927	79,892	2,057	18,945
Redemptions	(211,288)	(1,902,781)	(247,288)	(2,279,935)
Net increase	66,614	595,828	81,850	757,985
Class T
Distributions reinvested	444	4,008	423	3,938
Redemptions	(16,296)	(144,854)	(5,190)	(48,528)
Net decrease	(15,852)	(140,846)	(4,767)	(44,590)
Total net increase	3,659,993	34,756,392	438,951	4,344,768

(a)	Advisor Class shares are based on operations from March 1, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Inflation Protected Securities Fund | Annual Report 2019

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Columbia Inflation Protected Securities Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$9.34	0.18	0.23	—	0.41	(0.28)	(0.28)
Year Ended 7/31/2018	$9.39	0.26	(0.09)	—	0.17	(0.22)	(0.22)
Year Ended 7/31/2017	$9.24	0.21	(0.07)	0.01	0.15	—	—
Year Ended 7/31/2016	$8.85	0.22	0.17	—	0.39	—	—
Year Ended 7/31/2015	$9.46	0.11	(0.68)	—	(0.57)	(0.04)	(0.04)
Advisor Class
Year Ended 7/31/2019	$9.40	0.24	0.19	—	0.43	(0.30)	(0.30)
Year Ended 7/31/2018(f)	$9.29	0.16	(0.05)	—	0.11	—	—
Class C
Year Ended 7/31/2019	$9.09	0.10	0.23	—	0.33	(0.21)	(0.21)
Year Ended 7/31/2018	$9.15	0.17	(0.08)	—	0.09	(0.15)	(0.15)
Year Ended 7/31/2017	$9.06	0.14	(0.06)	0.01	0.09	—	—
Year Ended 7/31/2016	$8.74	0.15	0.17	—	0.32	—	—
Year Ended 7/31/2015	$9.40	0.04	(0.67)	—	(0.63)	(0.03)	(0.03)
Institutional Class
Year Ended 7/31/2019	$9.41	0.19	0.23	—	0.42	(0.30)	(0.30)
Year Ended 7/31/2018	$9.46	0.28	(0.09)	—	0.19	(0.24)	(0.24)
Year Ended 7/31/2017	$9.28	0.25	(0.08)	0.01	0.18	—	—
Year Ended 7/31/2016	$8.86	0.24	0.18	—	0.42	—	—
Year Ended 7/31/2015	$9.45	0.12	(0.66)	—	(0.54)	(0.05)	(0.05)
Institutional 2 Class
Year Ended 7/31/2019	$9.40	0.22	0.21	—	0.43	(0.31)	(0.31)
Year Ended 7/31/2018	$9.44	0.28	(0.07)	—	0.21	(0.25)	(0.25)
Year Ended 7/31/2017	$9.26	0.23	(0.06)	0.01	0.18	—	—
Year Ended 7/31/2016	$8.84	0.25	0.17	—	0.42	—	—
Year Ended 7/31/2015	$9.42	0.13	(0.66)	—	(0.53)	(0.05)	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Inflation Protected Securities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$9.47	4.55%	1.15% (c)	0.80% (c)	1.92%	25%	$43,589
Year Ended 7/31/2018	$9.34	1.82%	1.18% (c)	0.79% (c)	2.74%	17%	$46,950
Year Ended 7/31/2017	$9.39	1.62% (d)	1.10%	0.80%	2.23%	26%	$51,405
Year Ended 7/31/2016	$9.24	4.41%	1.03%	0.79% (e)	2.51%	60%	$58,151
Year Ended 7/31/2015	$8.85	(6.01%)	1.21%	0.82% (e)	1.16%	88%	$70,528
Advisor Class
Year Ended 7/31/2019	$9.53	4.79%	0.89% (c)	0.55% (c)	2.65%	25%	$109
Year Ended 7/31/2018(f)	$9.40	1.18%	0.95% (c),(g)	0.54% (c),(g)	4.08% (g)	17%	$59
Class C
Year Ended 7/31/2019	$9.21	3.74%	1.90% (c)	1.55% (c)	1.09%	25%	$2,851
Year Ended 7/31/2018	$9.09	0.97%	1.93% (c)	1.54% (c)	1.91%	17%	$4,649
Year Ended 7/31/2017	$9.15	0.99% (d)	1.86%	1.55%	1.51%	26%	$7,140
Year Ended 7/31/2016	$9.06	3.66%	1.79%	1.54% (e)	1.75%	60%	$6,864
Year Ended 7/31/2015	$8.74	(6.77%)	1.96%	1.57% (e)	0.41%	88%	$10,399
Institutional Class
Year Ended 7/31/2019	$9.53	4.68%	0.90% (c)	0.55% (c)	2.03%	25%	$12,722
Year Ended 7/31/2018	$9.41	2.06%	0.93% (c)	0.54% (c)	2.99%	17%	$18,653
Year Ended 7/31/2017	$9.46	1.94% (d)	0.87%	0.55%	2.64%	26%	$18,473
Year Ended 7/31/2016	$9.28	4.74%	0.78%	0.54% (e)	2.74%	60%	$8,919
Year Ended 7/31/2015	$8.86	(5.74%)	0.96%	0.57% (e)	1.29%	88%	$9,618
Institutional 2 Class
Year Ended 7/31/2019	$9.52	4.78%	0.79% (c)	0.46% (c)	2.39%	25%	$1,289
Year Ended 7/31/2018	$9.40	2.24%	0.83% (c)	0.45% (c)	2.98%	17%	$365
Year Ended 7/31/2017	$9.44	1.94% (d)	0.74%	0.48%	2.44%	26%	$661
Year Ended 7/31/2016	$9.26	4.75%	0.68%	0.45%	2.85%	60%	$56
Year Ended 7/31/2015	$8.84	(5.62%)	0.68%	0.42%	1.47%	88%	$77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$9.51	0.25	0.20	—	0.45	(0.32)	(0.32)
Year Ended 7/31/2018	$9.56	0.30	(0.10)	—	0.20	(0.25)	(0.25)
Year Ended 7/31/2017(h)	$9.48	0.12	(0.04)	—	0.08	—	—
Class R
Year Ended 7/31/2019	$9.25	0.15	0.23	—	0.38	(0.26)	(0.26)
Year Ended 7/31/2018	$9.30	0.24	(0.09)	—	0.15	(0.20)	(0.20)
Year Ended 7/31/2017	$9.17	0.18	(0.06)	0.01	0.13	—	—
Year Ended 7/31/2016	$8.81	0.20	0.16	—	0.36	—	—
Year Ended 7/31/2015	$9.43	0.08	(0.66)	—	(0.58)	(0.04)	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	7/31/2019	7/31/2018
Class A	0.01%	less than 0.01%
Advisor Class	0.01%	0.01%
Class C	0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%
Class R	0.01%	less than 0.01%

(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Advisor Class shares commenced operations on March 1, 2018. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Inflation Protected Securities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$9.64	4.90%	0.73% (c)	0.40% (c)	2.72%	25%	$95,972
Year Ended 7/31/2018	$9.51	2.16%	0.78% (c)	0.39% (c)	3.19%	17%	$49,254
Year Ended 7/31/2017(h)	$9.56	0.84%	0.72% (g)	0.43% (g)	2.91% (g)	26%	$39,152
Class R
Year Ended 7/31/2019	$9.37	4.21%	1.39% (c)	1.05% (c)	1.71%	25%	$7,212
Year Ended 7/31/2018	$9.25	1.58%	1.43% (c)	1.04% (c)	2.55%	17%	$6,504
Year Ended 7/31/2017	$9.30	1.42% (d)	1.36%	1.05%	1.99%	26%	$5,778
Year Ended 7/31/2016	$9.17	4.09%	1.28%	1.04% (e)	2.27%	60%	$5,760
Year Ended 7/31/2015	$8.81	(6.20%)	1.46%	1.07% (e)	0.93%	88%	$5,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2019	23

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
24	Columbia Inflation Protected Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Inflation Protected Securities Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
July 31, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
26	Columbia Inflation Protected Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market, to manage long or short exposure to an inflation index and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash
Columbia Inflation Protected Securities Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	43,319
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	127,368*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,040,427*
Total		1,211,114

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	242,524*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	63,917*
Total		306,441

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
28	Columbia Inflation Protected Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(50,428)	—	—	(50,428)
Interest rate risk	—	(318,084)	(243,127)	(561,211)
Total	(50,428)	(318,084)	(243,127)	(611,639)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	463,322	—	—	463,322
Interest rate risk	—	(84,594)	(1,286,040)	(1,370,634)
Total	463,322	(84,594)	(1,286,040)	(907,312)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	17,597,454
Futures contracts — short	15,112,296

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	36,496	(19,456)
Interest rate swap contracts	1,710,041	(49,924)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Columbia Inflation Protected Securities Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2019:
	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	31,399	-	-	11,920	43,319
OTC interest rate swap contracts (a)	223,020	-	401,705	-	-	624,725
Total assets	223,020	31,399	401,705	-	11,920	668,044
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	39,769	-	39,769
OTC interest rate swap contracts (a)	-	-	63,917	-	-	63,917
Total liabilities	-	-	63,917	39,769	-	103,686
Total financial and derivative net assets	223,020	31,399	337,788	(39,769)	11,920	564,358
Total collateral received (pledged) (c)	223,020	-	280,000	(39,769)	-	463,251
Net amount (d)	-	31,399	57,788	-	11,920	101,107

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
30	Columbia Inflation Protected Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Columbia Inflation Protected Securities Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.51% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
32	Columbia Inflation Protected Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.16
Class T	0.06 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $152,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00 (a)	14,544
Class C	—	1.00 (b)	167
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Inflation Protected Securities Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
July 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.45	0.44
Institutional 3 Class	0.39	0.38
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,010,197)	2,010,197	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
34	Columbia Inflation Protected Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,966,653	—	3,966,653	3,051,183	—	3,051,183
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(11,334,441)	3,402,414
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
159,974,852	4,390,960	(988,546)	3,402,414
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
1,339,874	9,994,567	11,334,441	202,832	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
52,150	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $64,599,520 and $31,933,557, respectively, for the year ended July 31, 2019, of which $59,949,477 and $19,192,181, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Inflation Protected Securities Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
July 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
36	Columbia Inflation Protected Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 83.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Inflation Protected Securities Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
July 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Inflation Protected Securities Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Inflation Protected Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Inflation Protected Securities Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Inflation Protected Securities Fund | Annual Report 2019	39

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
40	Columbia Inflation Protected Securities Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Inflation Protected Securities Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
42	Columbia Inflation Protected Securities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Inflation Protected Securities Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Inflation Protected Securities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Inflation Protected Securities Fund | Annual Report 2019	45

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
46	Columbia Inflation Protected Securities Fund | Annual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Inflation Protected Securities Fund | Annual Report 2019	47

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
48	Columbia Inflation Protected Securities Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Inflation Protected Securities Fund | Annual Report 2019	49

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Columbia Inflation Protected Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN165_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Global Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Opportunities Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Global Opportunities Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	1.88	4.35	7.24
	Including sales charges		-3.97	3.12	6.60
Advisor Class*		11/08/12	2.06	4.58	7.40
Class C	Excluding sales charges	06/26/00	1.13	3.57	6.43
	Including sales charges		0.13	3.57	6.43
Institutional Class*		09/27/10	2.14	4.60	7.49
Institutional 2 Class*		11/08/12	2.17	4.67	7.48
Institutional 3 Class*		03/01/17	2.21	4.51	7.32
Class R		12/11/06	1.63	4.04	6.93
Blended Benchmark			4.17	4.01	6.18
MSCI ACWI All Cap Index (Net)			1.93	6.40	9.42
Bloomberg Barclays Global Aggregate Index			5.73	1.33	2.63
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to December 14, 2012 reflects returns achieved pursuant to different principal investment strategies.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Barclays Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Opportunities Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2019)
Columbia Commodity Strategy Fund, Institutional 3 Class (United States)	3.4
Columbia Mortgage Opportunities Fund, Institutional 3 Class (United States)	2.7
Microsoft Corp. (United States)	2.2
Alphabet, Inc., Class C (United States)	1.7
Amazon.com, Inc. (United States)	1.6
Bank of America Corp. (United States)	1.3
Federal National Mortgage Association 08/13/2049 3.000% (United States)	1.2
Johnson & Johnson (United States)	1.2
Japan Government 30-Year Bond 03/20/2047 0.800% (Japan)	1.1
JPMorgan Chase & Co. (United States)	1.1
Percentages indicated are based upon total investments including options purchased and excluding Money Market Funds and all other investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at July 31, 2019)
Communication Services	9.6
Consumer Discretionary	11.7
Consumer Staples	8.2
Energy	6.8
Financials	14.8
Health Care	12.3
Industrials	11.2
Information Technology	15.3
Materials	3.6
Real Estate	4.1
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Opportunities Fund | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at July 31, 2019)
Argentina	0.0 (a)
Australia	0.3
Bermuda	0.0 (a)
Brazil	1.0
Canada	2.2
China	2.8
Finland	0.5
France	1.9
Germany	0.7
Hong Kong	0.7
Hungary	0.0 (a)
India	0.8
Indonesia	0.7
Ireland	1.1
Israel	0.4
Italy	0.8
Japan	7.8
Luxembourg	0.0 (a)
Malta	0.0 (a)
Mexico	0.1
Netherlands	1.9
New Zealand	0.5
Norway	0.5
Pakistan	0.1
Panama	0.1
Peru	0.1
Philippines	0.2
Poland	0.0 (a)
Portugal	0.0 (a)
Puerto Rico	0.2
Russian Federation	0.6
South Africa	1.1
South Korea	1.8
Spain	0.7
Sweden	0.4
Switzerland	0.8
Taiwan	0.4
Thailand	0.3
United Kingdom	3.3
United States(b)	65.2
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2019, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	75.0	(0.7)	74.3
Equity Derivative Contracts	10.4	(22.6)	(12.2)
Foreign Currency Derivative Contracts	45.7	(7.8)	37.9
Total Notional Market Value of Derivative Contracts	131.1	(31.1)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Global Opportunities Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares returned 1.88% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned 4.17% for the same time period. Over the same 12 months, the MSCI ACWI All Cap Index (Net) returned 1.93% and the Bloomberg Barclays Global Aggregate Index returned 5.73%. An overweight in equities and an underweight in fixed income detracted from returns relative to the Fund’s Blended Benchmark. Security selection among small-cap stocks weighed on relative results as did an out-of-benchmark allocation to commodities, which posted negative returns for the period.
Trade issues, interest rate concerns drove financial markets
Optimism prevailed early in the 12-month period ended July 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. However, the economic backdrop looked less rosy as the period wore on. U.S. economic growth slowed to 2.3% (annualized), and European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S. dollar.
With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019 but dipped again in May, as trade concerns amplified, pressuring global demand. Central banks in the United States, Europe and China took notice, aiming to ease monetary policy before weakness became entrenched. The U.S. Federal Reserve (Fed) lowered a key short-term interest rate by 25 basis points on the last day of July 2019. China has eased monetary policy, as have several major Latin American countries. Consensus appears to favor a rate cut by the European Central Bank before the end of summer, while Japan sits on the fence and the United Kingdom sits tight.
For the 12-month period, global bonds generally outperformed global equities. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.08%. The Bloomberg Barclays Global Aggregate Index returned 5.73%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 7.99%. The MSCI ACWI ex USA (Net) Index declined 2.27%.
Contributors and detractors
The Fund’s overweight in U.S. and international developed market equities detracted from relative results. However, style factors and underlying security selection within U.S. large-cap equities and international developed market equities aided results and more than offset the impact of the Fund’s overweight in these asset classes. An overweight in small-cap stocks and disappointing security selection within the sector weighed on relative results. Security selection within emerging market equities, however, was particularly strong and was one of the largest contributors to relative performance for the period.
The Fund’s underweight in fixed income, combined with underlying security selection, were among the biggest detractors from relative results for the period as global fixed income outperformed global equity markets. An out-of-benchmark allocation to commodities also hurt relative performance as commodities posted negative returns for the period.
The Fund employed the use of forward foreign currency contracts, futures contracts, options and swap contracts during the period to achieve its investment strategies. On a stand-alone basis, the use of these derivatives had an overall positive impact on the Fund’s performance.
Portfolio changes and positioning
During the period, we adjusted the Fund’s positioning in response to market activity. We increased the Fund’s allocation to U.S. large-cap equities and reduced the allocation to international developed markets equities. Throughout the period, we increased the Fund’s allocation to fixed income, to end the period closer to a neutral weight relative to the Blended Benchmark. While we decreased exposure to absolute return and commodities strategies, we maintained exposure to these out-of-benchmark asset classes because we view them as important diversifiers over the long term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to
6	Columbia Global Opportunities Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Opportunities Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.50	1,019.14	5.78	5.71	1.14
Advisor Class	1,000.00	1,000.00	1,045.90	1,020.38	4.51	4.46	0.89
Class C	1,000.00	1,000.00	1,041.20	1,015.42	9.57	9.44	1.89
Institutional Class	1,000.00	1,000.00	1,046.00	1,020.38	4.51	4.46	0.89
Institutional 2 Class	1,000.00	1,000.00	1,046.50	1,020.58	4.31	4.26	0.85
Institutional 3 Class	1,000.00	1,000.00	1,046.70	1,020.78	4.11	4.06	0.81
Class R	1,000.00	1,000.00	1,043.70	1,017.90	7.04	6.95	1.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Opportunities Fund | Annual Report 2019

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.7%
	Shares	Value ($)
United States 2.7%
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,377,841	14,794,945
Total Alternative Strategies Funds (Cost $17,948,693)		14,794,945

Common Stocks 64.3%
Issuer	Shares	Value ($)
Argentina 0.0%
MercadoLibre, Inc.(b)	372	231,168
Australia 0.3%
Ansell Ltd.	85,278	1,622,319
Bermuda 0.0%
Bank of NT Butterfield & Son Ltd. (The)	2,075	65,217
Brazil 0.9%
Arco Platform Ltd., Class A(b)	4,578	202,073
BK Brasil Operacao e Assessoria a Restaurantes SA	135,600	732,301
Itaú Unibanco Holding SA, ADR	104,434	955,571
Localiza Rent a Car SA	56,493	648,366
Lojas Renner SA	18,700	231,524
Magazine Luiza SA	3,700	254,982
Notre Dame Intermedica Participacoes SA	39,800	451,046
Pagseguro Digital Ltd., Class A(b)	5,294	230,183
Petrobras Distribuidora SA	29,900	206,288
Petroleo Brasileiro SA, ADR	51,898	781,065
Stone Co., Ltd., Class A(b)	6,604	231,206
Total		4,924,605
Canada 2.3%
Alimentation Couche-Tard, Inc., Class B	34,373	2,106,968
Barrick Gold Corp.	121,743	1,979,541
Canada Goose Holdings, Inc.(b)	16,486	771,380
Cott Corp.	162,724	2,081,240
Masonite International Corp.(b)	900	47,970
Novanta, Inc.(b)	310	26,068
Parex Resources(b)	27,624	472,191
Stars Group, Inc. (The)(b)	68,761	1,070,125
Suncor Energy, Inc.	79,622	2,285,151
Common Stocks (continued)
Issuer	Shares	Value ($)
Yamana Gold, Inc.	570,894	1,684,137
Total		12,524,771
China 2.8%
58.Com, Inc., ADR(b)	4,827	272,146
Alibaba Group Holding Ltd., ADR(b)	19,190	3,321,981
BeiGene Ltd., ADR(b)	5,097	700,022
China International Travel Service Corp., Ltd., Class A	11,800	154,002
China Resources Cement Holdings Ltd.	352,000	321,692
CNOOC Ltd.	321,000	529,254
Ctrip.com International Ltd., ADR(b)	9,758	380,367
Industrial & Commercial Bank of China Ltd., Class H	416,000	279,363
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	21,100	353,743
Kingdee International Software Group Co., Ltd.	157,000	149,554
Kweichow Moutai Co., Ltd., Class A	1,400	196,341
Midea Group Co., Ltd., Class A	39,800	313,486
NetEase, Inc., ADR	2,095	483,568
New Oriental Education & Technology Group, Inc., ADR(b)	3,611	376,663
Nexteer Automotive Group Ltd.	91,000	94,576
Ping An Insurance Group Co. of China Ltd., Class H	83,500	984,115
Shenzhou International Group Holdings Ltd.	30,000	413,781
TAL Education Group, ADR(b)	17,138	551,844
Tencent Holdings Ltd.	97,400	4,538,156
Tencent Music Entertainment Group, ADR(b)	26,291	375,173
WuXi AppTec Co., Ltd., Class H	24,500	227,218
Wuxi Biologics Cayman, Inc.(b)	54,500	579,186
Total		15,596,231
Finland 0.5%
Neste OYJ	29,280	969,060
UPM-Kymmene OYJ	62,730	1,690,889
Total		2,659,949
France 1.6%
AXA SA	69,256	1,744,438
Capgemini SE	16,336	2,074,091
DBV Technologies SA, ADR(b)	7,809	73,951
Eiffage SA	14,675	1,450,072
Sanofi	28,102	2,341,792
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Total SA	22,209	1,151,097
Total		8,835,441
Germany 0.7%
Aroundtown SA	153,629	1,225,610
Bayer AG, Registered Shares	14,484	938,114
Covestro AG	23,636	1,066,010
Duerr AG	17,888	532,012
Total		3,761,746
Hong Kong 0.7%
AIA Group Ltd.	106,200	1,087,039
Galaxy Entertainment Group Ltd.	101,000	687,537
Link REIT (The)	37,000	430,354
Techtronic Industries Co., Ltd.	56,000	416,453
WH Group Ltd.	1,329,500	1,294,095
Total		3,915,478
Hungary 0.0%
Richter Gedeon Nyrt	11,829	208,177
India 0.8%
Apollo Hospitals Enterprise Ltd.	10,577	207,240
Asian Paints Ltd.	17,718	390,303
Bajaj Finance Ltd.	3,829	180,080
Balkrishna Industries Ltd.	15,040	152,970
Biocon Ltd.	55,732	182,921
Eicher Motors Ltd.	1,247	294,798
HDFC Bank Ltd., ADR	8,298	954,104
HDFC Life Insurance Co., Ltd.	50,541	361,230
Indraprastha Gas Ltd.	51,714	227,068
Jubilant Foodworks Ltd.	24,368	422,922
Maruti Suzuki India Ltd.	1,720	136,261
Reliance Industries Ltd.(b)	53,174	896,391
Tech Mahindra Ltd.	24,717	227,733
Total		4,634,021
Indonesia 0.7%
PT Ace Hardware Indonesia Tbk	3,154,700	412,187
PT Astra International Tbk	818,100	405,475
PT Bank Central Asia Tbk	597,700	1,312,178
PT Bank Rakyat Indonesia Persero Tbk	4,220,600	1,337,415
Common Stocks (continued)
Issuer	Shares	Value ($)
PT Pakuwon Jati Tbk	6,725,200	351,353
Total		3,818,608
Ireland 1.2%
Allergan PLC	7,060	1,133,130
Amarin Corp. PLC, ADR(b)	9,616	178,761
Horizon Therapeutics PLC(b)	1,320	32,855
Ingersoll-Rand PLC	16,647	2,058,568
Medtronic PLC	29,037	2,960,032
Total		6,363,346
Israel 0.4%
Bank Hapoalim BM(b)	219,537	1,660,261
Bezeq Israeli Telecommunication Corp., Ltd.	870,551	592,269
Total		2,252,530
Italy 0.3%
Esprinet SpA	96,093	322,848
Recordati SpA	32,911	1,473,914
Total		1,796,762
Japan 5.3%
Amano Corp.	61,900	1,862,112
BayCurrent Consulting, Inc.	27,200	1,242,087
CYBERDYNE, Inc.(b)	13,800	77,733
Elecom Co., Ltd.	15,800	572,101
Invincible Investment Corp.	2,591	1,487,129
ITOCHU Corp.	94,800	1,805,061
Kinden Corp.	49,400	747,301
Koito Manufacturing Co., Ltd.	10,400	519,931
Matsumotokiyoshi Holdings Co., Ltd.	55,700	1,854,080
Meitec Corp.	15,300	788,516
Nihon M&A Center, Inc.	78,800	2,114,643
Nippon Telegraph & Telephone Corp.	44,100	1,990,281
ORIX Corp.	113,100	1,614,156
Round One Corp.	56,000	851,166
Shionogi & Co., Ltd.	24,500	1,356,443
Ship Healthcare Holdings, Inc.	14,100	633,602
SoftBank Group Corp.	13,100	668,862
Sony Corp.	34,400	1,956,463
Subaru Corp.	22,100	515,068
Sumitomo Mitsui Financial Group, Inc.	41,200	1,440,756

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Takeda Pharmaceutical Co., Ltd.	70,251	2,417,752
Takuma Co., Ltd.	102,400	1,215,096
Toyota Motor Corp.	13,100	846,433
ValueCommerce Co., Ltd.	26,400	457,078
Total		29,033,850
Luxembourg 0.1%
Ternium SA, ADR	12,761	269,640
Malta 0.0%
BGP Holdings PLC(b),(c),(d)	581,000	1
Mexico 0.1%
Grupo Financiero Banorte SAB de CV, Class O	62,100	310,666
Mexichem SAB de CV	166,100	303,533
Total		614,199
Netherlands 1.9%
ABN AMRO Bank NV	92,407	1,849,757
ASR Nederland NV	41,744	1,568,596
ING Groep NV	88,497	981,941
Koninklijke Ahold Delhaize NV	100,905	2,291,848
NXP Semiconductors NV	20,927	2,163,642
Signify NV	60,196	1,635,938
uniQure NV(b)	1,100	64,515
Total		10,556,237
Norway 0.5%
BW LPG Ltd.(b)	237,075	1,084,644
SalMar ASA	36,632	1,691,986
Total		2,776,630
Pakistan 0.1%
Lucky Cement Ltd.	111,950	265,103
Oil & Gas Development Co., Ltd.	295,800	234,734
Total		499,837
Panama 0.1%
Copa Holdings SA, Class A	2,799	282,979
Peru 0.1%
Credicorp Ltd.	1,892	412,437
Philippines 0.2%
Ayala Land, Inc.	917,200	894,341
Common Stocks (continued)
Issuer	Shares	Value ($)
Poland 0.0%
KRUK SA	4,103	195,762
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(b),(c),(d)	641,287	1
Puerto Rico 0.2%
EVERTEC, Inc.	4,350	139,287
Popular, Inc.	19,425	1,118,103
Total		1,257,390
Russian Federation 0.6%
Detsky Mir PJSC	171,772	242,029
Lukoil PJSC, ADR	3,418	280,508
Mail.ru Group Ltd., GDR(b),(e)	17,720	454,463
Sberbank of Russia PJSC, ADR	76,848	1,140,737
TCS Group Holding PLC, GDR(e)	20,300	404,376
Yandex NV, Class A(b)	18,322	718,589
Total		3,240,702
South Africa 0.4%
AVI Ltd.	48,182	291,334
Capitec Bank Holdings Ltd.	2,158	177,530
Naspers Ltd., Class N	7,089	1,728,017
Total		2,196,881
South Korea 1.2%
GS Home Shopping, Inc.	2,670	377,560
Hyundai Home Shopping Network Corp.	6,721	530,022
KB Financial Group, Inc.	8,643	315,831
LG Chem Ltd.	664	187,798
Pearl Abyss Corp.(b)	819	118,274
Samsung Electronics Co., Ltd.	88,707	3,359,752
SK Hynix, Inc.	9,738	623,370
SK Telecom Co., Ltd.	804	168,302
Youngone Corp.	38,354	1,090,873
Total		6,771,782
Spain 0.7%
ACS Actividades de Construccion y Servicios SA	50,643	2,046,319
Endesa SA	43,885	1,084,328
Tecnicas Reunidas SA(b)	36,777	886,776
Total		4,017,423

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 0.4%
Granges AB	80,458	801,137
Hemfosa Fastigheter AB	158,420	1,426,005
Total		2,227,142
Switzerland 0.8%
Autoneum Holding AG	3,647	400,723
Nestlé SA, Registered Shares	14,228	1,509,409
Roche Holding AG, Genusschein Shares	8,907	2,384,094
Total		4,294,226
Taiwan 0.4%
ASMedia Technology, Inc.	16,000	271,092
Taiwan Semiconductor Manufacturing Co., Ltd.	215,530	1,772,314
Total		2,043,406
Thailand 0.3%
Fabrinet (b)	2,700	144,936
Mega Lifesciences PCL, Foreign Registered Shares	145,800	166,039
Muangthai Capital PCL, Foreign Registered Shares	503,000	983,129
Tisco Financial Group PCL, Foreign Registered Shares	91,700	300,041
Total		1,594,145
United Kingdom 3.1%
BP PLC	223,087	1,476,110
British American Tobacco PLC	47,848	1,704,946
BT Group PLC	446,160	1,045,064
Cardtronics PLC, Class A(b)	3,925	111,784
Crest Nicholson Holdings PLC	147,026	653,811
DCC PLC	24,319	2,050,790
Greene King PLC	76,319	579,493
GW Pharmaceuticals PLC, ADR(b)	1,482	240,529
John Wood Group PLC	150,272	968,309
Just Group PLC(b)	917,109	525,974
Legal & General Group PLC	453,168	1,437,131
LivaNova PLC(b)	590	45,459
Royal Dutch Shell PLC, Class B	131,524	4,154,189
TP ICAP PLC	423,561	1,613,034
WPP PLC	41,909	493,664
Total		17,100,287
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 34.6%
Abbott Laboratories	34,332	2,990,317
Acacia Communications, Inc.(b)	1,310	87,993
ACADIA Pharmaceuticals, Inc.(b)	9,646	237,099
Adobe, Inc.(b)	12,258	3,663,426
ADTRAN, Inc.	5,390	59,883
Advanced Drainage Systems, Inc.	4,250	139,952
Aerie Pharmaceuticals, Inc.(b)	8,916	193,210
Alder Biopharmaceuticals, Inc.(b)	5,817	58,868
Alexion Pharmaceuticals, Inc.(b)	16,687	1,890,470
Allstate Corp. (The)	34,467	3,701,756
Alphabet, Inc., Class C(b)	6,216	7,562,883
Amazon.com, Inc.(b)	3,862	7,209,504
Amedisys, Inc.(b)	190	26,199
Ameren Corp.	27,955	2,115,914
American Assets Trust, Inc.	2,650	122,960
American Electric Power Co., Inc.	26,751	2,349,005
American Equity Investment Life Holding Co.	3,900	100,620
American Tower Corp.	12,762	2,700,694
American Woodmark Corp.(b)	1,450	123,032
Amkor Technology, Inc.(b)	15,910	146,849
AMN Healthcare Services, Inc.(b)	900	48,042
ANI Pharmaceuticals, Inc.(b)	1,615	136,613
Apellis Pharmaceuticals, Inc.(b)	1,780	49,715
Apple, Inc.	18,743	3,993,009
Applied Industrial Technologies, Inc.	2,150	130,806
ArcBest Corp.	2,115	63,302
Arena Pharmaceuticals, Inc.(b)	1,110	69,575
ArQule, Inc.(b)	2,000	20,180
Arrowhead Pharmaceuticals, Inc.(b)	1,030	29,932
Ascent Resources, Class B(b),(c),(d)	195,286	43,744
Atara Biotherapeutics, Inc.(b)	2,050	29,254
Atkore International Group, Inc.(b)	5,300	144,637
AVX Corp.	3,250	49,498
Badger Meter, Inc.	275	14,710
Bancorp, Inc. (The)(b)	12,400	120,032
Bank of America Corp.	189,277	5,807,018
Barnes Group, Inc.	1,200	62,448
Barrett Business Services, Inc.	560	49,000

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Baxter International, Inc.	28,660	2,406,580
Bed Bath & Beyond, Inc.	6,950	67,485
Belden, Inc.	1,625	73,873
Benchmark Electronics, Inc.	550	14,883
BioMarin Pharmaceutical, Inc.(b)	12,653	1,003,636
bluebird bio, Inc.(b)	470	61,678
Blueprint Medicines Corp.(b)	920	92,138
BMC Stock Holdings, Inc.(b)	5,800	122,670
Bottomline Technologies de, Inc.(b)	750	31,568
Boyd Gaming Corp.	550	14,570
Braemar Hotels & Resorts, Inc.	3,700	33,744
Brinker International, Inc.	2,900	115,565
Bristol-Myers Squibb Co.	30,441	1,351,885
Broadcom, Inc.	12,379	3,589,786
Brookline Bancorp, Inc.	1,050	15,572
Builders FirstSource, Inc.(b)	8,200	140,876
C&J Energy Services, Inc.(b)	3,200	35,008
Cactus, Inc., Class A(b)	1,425	41,852
Cadence BanCorp	2,850	48,849
California Resources Corp.(b)	4,875	74,636
CareTrust REIT, Inc.	2,150	49,945
Cass Information Systems, Inc.	473	24,080
Cathay General Bancorp	3,950	147,019
Chase Corp.	430	44,539
Chesapeake Utilities Corp.	1,320	123,367
Chewy, Inc., Class A(b)	26,085	875,413
Cigna Corp.	13,691	2,326,375
Cirrus Logic, Inc.(b)	3,175	155,734
Cisco Systems, Inc.	79,648	4,412,499
Citigroup, Inc.	55,983	3,983,750
Clovis Oncology, Inc.(b)	1,400	14,770
Cohen & Steers, Inc.	1,350	70,700
Collectors Universe, Inc.	1,200	28,452
CommVault Systems, Inc.(b)	2,275	103,376
ConocoPhillips Co.	39,820	2,352,566
Continental Building Product(b)	4,145	101,884
CoreCivic, Inc.	6,450	109,456
Core-Mark Holding Co., Inc.	2,375	88,896
CorEnergy Infrastructure Trust, Inc.	3,093	125,174
Common Stocks (continued)
Issuer	Shares	Value ($)
Corvel Corp.(b)	1,310	111,612
Crocs, Inc.(b)	550	12,568
CryoLife, Inc.(b)	1,900	54,758
CSW Industrials, Inc.	1,025	72,375
Customers Bancorp, Inc.(b)	5,290	109,080
CVR Energy, Inc.	2,650	140,635
Dana, Inc.	1,925	32,167
Dave & Buster’s Entertainment, Inc.	2,625	106,706
Deckers Outdoor Corp.(b)	830	129,712
Delek U.S. Holdings, Inc.	2,575	110,931
Delta Air Lines, Inc.	47,462	2,897,080
Deluxe Corp.	1,385	61,799
Denbury Resources, Inc.(b)	17,200	19,436
Dine Brands Global, Inc.	1,420	116,568
Diodes, Inc.(b)	2,990	127,374
Discovery, Inc., Class A(b)	75,084	2,275,796
DISH Network Corp., Class A(b)	26,889	910,462
Dow, Inc.	42,547	2,060,977
Dynavax Technologies Corp.(b)	3,855	10,640
EastGroup Properties, Inc.	990	119,275
Echo Global Logistics, Inc.(b)	2,450	51,597
Edgewell Personal Care Co.(b)	2,275	69,228
Electronic Arts, Inc.(b)	23,539	2,177,357
Ellington Financial, Inc.	4,500	78,660
EMCOR Group, Inc.	1,170	98,736
Employers Holdings, Inc.	3,000	131,700
Endo International PLC(b)	12,800	40,576
Ennis, Inc.	2,750	55,908
Enova International, Inc.(b)	5,150	138,792
EnPro Industries, Inc.	1,850	131,424
Ensign Group, Inc. (The)	1,825	109,974
Enterprise Financial Services Corp.	1,650	68,772
Entravision Communications Corp., Class A	13,400	43,684
EOG Resources, Inc.	24,555	2,108,047
Equity LifeStyle Properties, Inc.	19,308	2,399,019
Essent Group Ltd.(b)	3,425	158,098
Ethan Allen Interiors, Inc.	1,050	21,609
Everi Holdings, Inc.(b)	11,000	132,110
EW Scripps Co. (The), Class A	1,300	19,929

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Extreme Networks, Inc.(b)	9,500	77,330
Federal Agricultural Mortgage Corp.	1,660	128,268
Federal Signal Corp.	4,200	130,830
Federated Investors, Inc., Class B	4,700	163,325
FibroGen, Inc.(b)	800	37,808
First BanCorp	12,800	137,728
Fossil Group, Inc.(b)	7,350	81,144
Fulton Financial Corp.	3,950	67,150
Funko, Inc., Class A(b)	3,750	93,788
General Motors Co.	67,164	2,709,396
Genesco, Inc.(b)	2,100	82,698
Genworth Financial, Inc., Class A(b)	13,200	52,668
GEO Group, Inc. (The)	6,150	109,531
Gibraltar Industries, Inc.(b)	550	22,792
G-III Apparel Group Ltd.(b)	350	10,031
Glu Mobile, Inc.(b)	15,400	114,884
Gorman-Rupp Co.	750	24,915
Gossamer Bio, Inc.(b)	1,935	38,410
Gray Television, Inc.(b)	2,850	50,588
Great Lakes Dredge & Dock Corp.(b)	12,050	129,296
Greenhill & Co., Inc.	800	13,280
Hancock Whitney Corp.	3,600	149,472
HealthStream, Inc.(b)	1,100	31,064
Heidrick & Struggles International, Inc.	3,550	105,435
Herman Miller, Inc.	3,025	137,153
Hibbett Sports, Inc.(b)	2,500	46,000
Hillenbrand, Inc.	3,200	107,808
Hilltop Holdings, Inc.	2,750	62,370
HNI Corp.	3,050	104,432
Home Depot, Inc. (The)	21,754	4,648,612
Hope Bancorp, Inc.	6,900	101,775
Host Hotels & Resorts, Inc.	107,743	1,873,651
Iberiabank Corp.	2,030	159,497
Immersion Corp.(b)	8,800	70,752
Immunomedics, Inc.(b)	7,860	115,935
Industrial Logistics Properties Trust	300	6,414
Ingevity Corp.(b)	1,480	145,839
Ingles Markets, Inc., Class A	2,125	66,895
Insight Enterprises, Inc.(b)	2,275	125,170
Common Stocks (continued)
Issuer	Shares	Value ($)
Insmed, Inc.(b)	9,068	199,043
Insperity, Inc.	130	13,826
Integer Holdings Corp.(b)	1,750	153,177
Intelligent Systems Corp.(b)	875	42,954
International Bancshares Corp.	3,435	129,259
International Business Machines Corp.	26,512	3,930,139
Investors Real Estate Trust	1,923	122,591
j2 Global, Inc.	1,860	165,707
John B. Sanfilippo & Son, Inc.	1,340	116,459
Johnson & Johnson	38,822	5,055,401
JPMorgan Chase & Co.	41,335	4,794,860
K12, Inc.(b)	2,625	78,356
Kaman Corp.	685	43,429
KBR, Inc.	4,550	120,029
Keane Group, Inc.(b)	16,900	106,301
Kforce, Inc.	3,525	120,167
Kimberly-Clark Corp.	22,962	3,114,795
Korn/Ferry International	2,375	93,290
L3 Harris Technologies, Inc.	11,935	2,477,706
Lantheus Holdings, Inc.(b)	4,500	101,790
Lexington Realty Trust	9,100	89,817
Liberty Global PLC, Class C(b)	63,968	1,665,727
Liberty Oilfield Services, Inc., Class A	2,350	33,253
Lithia Motors, Inc., Class A	850	112,098
Louisiana-Pacific Corp.	6,050	158,147
M/I Homes, Inc.(b)	800	28,296
MACOM Technology Solutions Holdings, Inc.(b)	2,950	57,879
Magellan Health, Inc.(b)	1,760	123,798
Malibu Boats, Inc., Class A(b)	3,525	106,208
Mammoth Energy Services, Inc.	825	5,346
Masco Corp.	42,086	1,715,846
MasterCard, Inc., Class A	15,421	4,198,676
MasterCraft Boat Holdings, Inc.(b)	2,650	43,990
Materion Corp.	2,035	126,435
Matrix Service Co.(b)	5,900	108,383
MAXIMUS, Inc.	1,145	84,169
Medicines Co. (The)(b)	1,680	60,211
Medifast, Inc.	1,050	117,232
Medpace Holdings, Inc.(b)	2,275	179,179

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Meet Group, Inc. (The)(b)	28,900	99,416
Merchants Bancorp	1,350	24,152
Meridian Bioscience, Inc.	9,500	113,525
Metropolitan Bank Holding Corp.(b)	350	14,690
Microsoft Corp.	71,469	9,739,081
Milacron Holdings Corp.(b)	4,550	76,622
Mirati Therapeutics, Inc.(b)	830	87,814
Modine Manufacturing Co.(b)	2,750	37,730
Mondelez International, Inc., Class A	51,432	2,751,098
Movado Group, Inc.	1,215	31,991
MSG Networks, Inc., Class A(b)	4,250	80,708
Mueller Industries, Inc.	1,000	30,190
Nabors Industries Ltd.	5,300	15,688
National CineMedia, Inc.	13,400	95,408
Natus Medical, Inc.(b)	700	21,749
Nelnet, Inc., Class A	2,220	138,883
New York Mortgage Trust, Inc.	6,300	38,493
NMI Holdings, Inc., Class A(b)	4,300	106,984
Norfolk Southern Corp.	13,021	2,488,574
Northrop Grumman Corp.	9,282	3,207,581
NorthWestern Corp.	1,620	113,270
NVIDIA Corp.	10,074	1,699,685
Odonate Therapeutics, Inc.(b)	2,200	89,650
Office Depot, Inc.	40,500	82,620
OFG Bancorp	5,800	131,254
Otter Tail Corp.	250	13,345
Palo Alto Networks, Inc.(b)	9,536	2,160,285
PC Connection, Inc.	3,025	98,948
Penn National Gaming, Inc.(b)	3,650	71,248
PennyMac Mortgage Investment Trust	5,400	118,962
PepsiCo, Inc.	27,960	3,573,568
Philip Morris International, Inc.	43,460	3,633,691
Piedmont Office Realty Trust, Inc.	2,500	52,025
PNM Resources, Inc.	2,675	132,867
Portland General Electric Co.	3,205	175,794
Precision BioSciences, Inc.(b)	3,662	47,130
Preferred Bank	2,435	131,953
Progress Software Corp.	3,250	140,692
Prudential Financial, Inc.	33,067	3,350,018
Common Stocks (continued)
Issuer	Shares	Value ($)
PS Business Parks, Inc.	921	161,175
Puma Biotechnology, Inc.(b)	3,578	34,528
Quaker Chemical Corp.	205	38,415
Qualys, Inc.(b)	790	68,382
Quanex Building Products Corp.	6,150	114,513
Quidel Corp.(b)	2,215	130,751
Quotient Ltd.(b)	71,441	754,417
Radian Group, Inc.	7,400	168,720
RE/MAX Holdings, Inc., Class A	425	12,359
Reata Pharmaceuticals, Inc., Class A(b)	740	67,081
Renewable Energy Group, Inc.(b)	950	12,911
Rent-A-Center, Inc.(b)	3,800	102,714
Repligen Corp.(b)	510	48,139
REX American Resources Corp.(b)	437	32,600
Rexnord Corp.(b)	5,200	152,308
RMR Group, Inc. (The), Class A	2,150	105,866
Rubius Therapeutics, Inc.(b)	2,890	38,437
Ryman Hospitality Properties, Inc.	360	27,000
Sage Therapeutics, Inc.(b)	1,510	242,113
Sarepta Therapeutics, Inc.(b)	535	79,635
Schnitzer Steel Industries, Inc., Class A	4,775	127,158
SeaWorld Entertainment, Inc.(b)	4,325	132,215
Selective Insurance Group, Inc.	340	25,568
Shenandoah Telecommunications Co.	2,775	109,224
Shoe Carnival, Inc.	1,450	36,801
SJW Corp.	425	27,578
Southwest Gas Holdings, Inc.	1,820	161,816
Southwestern Energy Co.(b)	11,700	25,740
SP Plus Corp.(b)	225	7,769
SpartanNash Co.	7,200	85,104
Spirit AeroSystems Holdings, Inc., Class A	11,630	893,649
SPS Commerce, Inc.(b)	1,150	128,604
Stamps.com, Inc.(b)	1,040	49,660
Steel Dynamics, Inc.	33,980	1,070,710
Stepan Co.	940	93,201
Sturm Ruger & Co., Inc.	2,175	122,887
Supernus Pharmaceuticals, Inc.(b)	1,430	47,719
Synaptics, Inc.(b)	3,550	114,239
Syneos Health, Inc.(b)	3,125	159,656

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Tapestry, Inc.	44,375	1,372,519
Taylor Morrison Home Corp., Class A(b)	1,900	42,788
TCF Financial Corp.	175	7,357
TCR2 Therapeutics, Inc.(b)	3,650	56,721
Tech Data Corp.(b)	1,130	114,514
Teekay Tankers Ltd., Class A(b)	357,088	439,218
TEGNA, Inc.	2,650	40,254
Tenable Holdings, Inc.(b)	1,300	32,578
Tenet Healthcare Corp.(b)	2,550	60,104
Titan Machinery, Inc.(b)	1,700	35,258
TiVo Corp.	12,600	95,508
T-Mobile U.S.A., Inc.(b)	26,892	2,144,099
TriNet Group, Inc.(b)	1,580	116,193
Triple-S Management Corp., Class B(b)	2,549	61,124
TTEC Holdings, Inc.	2,650	124,338
Turning Point Therapeutics, Inc.(b)	1,193	47,529
U.S. Concrete, Inc.(b)	800	37,672
Ultragenyx Pharmaceutical, Inc.(b)	550	33,143
Union Pacific Corp.	18,907	3,402,315
United Community Banks, Inc.	2,950	84,665
Uniti Group, Inc.	14,500	122,090
Universal Corp.	1,155	68,723
Universal Insurance Holdings, Inc.	3,838	95,221
Usana Health Sciences, Inc.(b)	1,425	96,971
Valero Energy Corp.	25,687	2,189,817
Varex Imaging Corp.(b)	3,650	116,033
Vector Group Ltd.	2,300	26,565
Vectrus, Inc.(b)	350	14,154
Vera Bradley, Inc.(b)	1,400	16,450
Verso Corp., Class A(b)	2,275	36,810
Vertex Pharmaceuticals, Inc.(b)	6,661	1,109,856
W&T Offshore, Inc.(b)	1,800	8,082
Wabash National Corp.	7,450	117,933
Waddell & Reed Financial, Inc., Class A	7,000	122,500
Walt Disney Co. (The)	30,164	4,313,754
Washington Federal, Inc.	2,200	80,476
Washington Prime Group, Inc.	21,000	76,230
Western Asset Mortgage Capital Corp.	4,100	41,656
World Fuel Services Corp.	950	37,088
Common Stocks (continued)
Issuer	Shares	Value ($)
Xcel Energy, Inc.	34,045	2,029,422
Xenia Hotels & Resorts, Inc.	4,450	95,364
YRC Worldwide, Inc.(b)	15,500	50,530
Zagg, Inc.(b)	4,200	27,846
Zynex, Inc.	2,300	19,136
Total		190,749,620
Total Common Stocks (Cost $311,568,962)		354,239,287

Exchange-Traded Funds 1.4%
	Shares	Value ($)
United States 1.4%
Invesco DB Gold Fund	71,000	3,067,200
iShares MSCI Canada ETF	156,328	4,438,152
Total		7,505,352
Total Exchange-Traded Funds (Cost $6,555,439)		7,505,352

Fixed-Income Funds 2.2%

United States 2.2%
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	1,174,033	11,986,878
Total Fixed-Income Funds (Cost $11,703,023)		11,986,878

Foreign Government Obligations(f),(g) 4.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
France 0.3%
French Republic Government Bond OAT(e)
05/25/2045	3.250%	EUR	1,019,000	1,850,636
Italy 0.2%
Italy Buoni Poliennali Del Tesoro(e)
09/01/2044	4.750%	EUR	567,000	883,785
Japan 2.1%
Japan Government 20-Year Bond
12/20/2027	2.100%	JPY	374,800,000	4,124,660
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	485,400,000	5,022,607
06/20/2048	0.700%	JPY	161,650,000	1,631,469
09/20/2048	0.900%	JPY	78,600,000	833,405
Total				11,612,141

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Foreign Government Obligations(f),(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand 0.5%
New Zealand Government Bond
04/15/2025	2.750%	NZD	1,720,000	1,229,375
04/20/2029	3.000%	NZD	1,032,000	772,590
New Zealand Government Bond(e)
04/15/2027	4.500%	NZD	1,220,000	988,279
Total				2,990,244
South Africa 0.7%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	47,000,000	3,671,362
South Korea 0.6%
Korea Treasury Bond
12/10/2028	2.375%	KRW	3,412,000,000	3,138,302
United Kingdom 0.2%
United Kingdom Gilt(e)
01/22/2044	3.250%	GBP	612,297	1,048,575
Total Foreign Government Obligations (Cost $23,377,447)				25,195,045

Inflation-Indexed Bonds(f) 1.6%

Italy 0.4%
Italy Buoni Poliennali Del Tesoro(e)
09/15/2026	3.100%	EUR	1,568,972	2,062,054
Japan 0.5%
Japanese Government CPI-Linked Bond
03/10/2027	0.100%	JPY	278,572,924	2,661,300
United Kingdom 0.1%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2052	0.250%	GBP	197,140	482,718
United States 0.6%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		1,812,184	1,831,485
01/15/2028	0.500%		1,716,161	1,746,809
Total				3,578,294
Total Inflation-Indexed Bonds (Cost $8,322,670)				8,784,366
Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Brazil 0.1%
Azul SA(b)	29,900	406,465
Lojas Americanas SA	41,700	198,319
Total		604,784
Total Preferred Stocks (Cost $429,909)		604,784

Residential Mortgage-Backed Securities - Agency 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 3.2%
Federal National Mortgage Association(h)
08/19/2034 - 08/13/2049	3.000%	6,250,000	6,314,551
08/13/2049	3.500%	2,000,000	2,048,594
08/13/2049	4.000%	2,000,000	2,070,259
08/13/2049	4.500%	2,000,000	2,097,500
08/13/2049	5.000%	1,000,000	1,062,578
Government National Mortgage Association(h)
08/21/2049	3.500%	3,000,000	3,102,070
08/21/2049	4.000%	1,000,000	1,042,617
Total			17,738,169
Total Residential Mortgage-Backed Securities - Agency (Cost $17,697,275)			17,738,169

U.S. Treasury Obligations 0.3%

United States 0.3%
U.S. Treasury
11/15/2028	3.125%	1,599,000	1,748,656
Total U.S. Treasury Obligations (Cost $1,666,096)			1,748,656

Options Purchased Puts 0.1%
Value ($)
(Cost $458,156)	640,320

Money Market Funds 20.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(a),(i)	115,483,480	115,471,931
Total Money Market Funds (Cost $115,472,595)		115,471,931
Total Investments in Securities (Cost $515,200,265)		558,709,733
Other Assets & Liabilities, Net		(7,760,272)
Net Assets		$550,949,461

At July 31, 2019, securities and/or cash totaling $9,082,039 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
July 31, 2019
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,644,490,000 KRW	1,392,833 USD	Citi	08/28/2019	6,859	—
2,225,000 NZD	1,485,679 USD	HSBC	08/28/2019	23,876	—
11,338,108 USD	9,074,000 GBP	HSBC	08/28/2019	—	(288,275)
25,560,492 USD	2,769,346,365 JPY	HSBC	08/28/2019	—	(53,502)
893,294 USD	17,092,000 MXN	HSBC	08/28/2019	—	(5,506)
5,758,107 USD	49,841,803 NOK	HSBC	08/28/2019	—	(125,992)
5,390,512 USD	8,073,000 NZD	HSBC	08/28/2019	—	(86,631)
427,936 USD	1,632,000 PLN	HSBC	08/28/2019	—	(6,593)
676,874 USD	6,372,000 SEK	HSBC	08/28/2019	—	(15,960)
53,873,000 ZAR	3,816,793 USD	HSBC	08/28/2019	73,366	—
2,251,000 EUR	2,495,504 USD	Morgan Stanley	08/28/2019	—	(1,855)
1,290,000 GBP	1,610,875 USD	Morgan Stanley	08/28/2019	39,981	—
8,831,491 USD	12,682,000 AUD	Morgan Stanley	08/28/2019	—	(150,003)
7,751,767 USD	10,179,000 CAD	Morgan Stanley	08/28/2019	—	(34,927)
1,349,243 USD	1,332,000 CHF	Morgan Stanley	08/28/2019	—	(6,655)
525,770 USD	3,511,000 DKK	Morgan Stanley	08/28/2019	—	(4,059)
60,825,884 USD	54,402,572 EUR	Morgan Stanley	08/28/2019	—	(469,272)
1,777,404 USD	1,458,000 GBP	Morgan Stanley	08/28/2019	—	(1,929)
4,707,000 ZAR	333,397 USD	Morgan Stanley	08/28/2019	6,326	—
4,842,000 CAD	3,683,797 USD	Morgan Stanley	09/11/2019	12,083	—
849,000 GBP	1,060,995 USD	Morgan Stanley	09/11/2019	26,413	—
5,713,000 ILS	1,625,329 USD	Morgan Stanley	09/11/2019	—	(5,669)
217,300,000 JPY	2,012,130 USD	Morgan Stanley	09/11/2019	8,526	—
3,681,057,000 KRW	3,121,685 USD	Morgan Stanley	09/11/2019	19,673	—
15,019,000 NOK	1,738,652 USD	Morgan Stanley	09/11/2019	40,880	—
5,149,423 USD	7,358,000 AUD	Morgan Stanley	09/11/2019	—	(110,247)
1,958,125 USD	1,920,000 CHF	Morgan Stanley	09/11/2019	—	(20,143)
782,055 USD	5,223,000 DKK	Morgan Stanley	09/11/2019	—	(5,028)
1,005,816 USD	900,000 EUR	Morgan Stanley	09/11/2019	—	(6,177)
1,566,066 USD	2,134,000 SGD	Morgan Stanley	09/11/2019	—	(12,137)
Total				257,983	(1,410,560)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	59	09/2019	AUD	8,568,082	90,676	—
Canadian Government 10-Year Bond	137	09/2019	CAD	19,496,470	—	(23,360)
Euro Buxl	3	09/2019	EUR	626,940	27,174	—
Euro-BTP	68	09/2019	EUR	9,507,080	811,280	—
Euro-Bund	8	09/2019	EUR	1,400,560	36,202	—
Euro-OAT	34	09/2019	EUR	5,685,820	196,200	—
Japanese 10-Year Government Bond	22	09/2019	JPY	3,383,600,000	55,521	—
Long Gilt	118	09/2019	GBP	15,673,940	708,848	—
Russell 2000 E-mini	4	09/2019	USD	315,340	6,066	—
S&P/TSX 60 Index	29	09/2019	CAD	5,675,300	20,799	—
U.S. Long Bond	7	09/2019	USD	1,089,156	10,048	—
U.S. Treasury 10-Year Note	251	09/2019	USD	31,982,891	640,139	—
U.S. Treasury 5-Year Note	444	09/2019	USD	52,194,281	616,594	—
U.S. Treasury Ultra 10-Year Note	9	09/2019	USD	1,240,594	37,317	—
U.S. Ultra Treasury Bond	76	09/2019	USD	13,494,750	166,225	—
Total					3,423,089	(23,360)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	(154)	09/2019	USD	(14,516,810)	—	(108,964)
MSCI Emerging Markets Index	(272)	09/2019	USD	(13,948,160)	—	(263,185)
Russell 2000 E-mini	(25)	09/2019	USD	(1,970,875)	—	(60,342)
S&P 500 E-mini	(134)	09/2019	USD	(19,981,410)	—	(586,247)
SPI 200 Index	(24)	09/2019	AUD	(4,051,200)	—	(114,175)
TOPIX Index	(115)	09/2019	JPY	(1,800,900,000)	—	(39,609)
U.S. Ultra Treasury Bond	(11)	09/2019	USD	(1,953,188)	—	(99,109)
Total					—	(1,271,631)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 E-mini	JPMorgan	USD	27,437,160	184	3,010.00	09/20/2019	458,156	640,320

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Puma Biotechnology, Inc.	Deutsche Bank	USD	(33,775)	(35)	11.00	8/16/2019	(2,639)	(2,800)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 31	Morgan Stanley	06/20/2024	1.000	Quarterly	1.594	USD	13,129,000	54,640	—	—	54,640	—
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	3.236	USD	10,645,470	275,166	—	—	275,166	—
Markit CDX North America Investment Grade Index, Series 32	Morgan Stanley	06/20/2024	1.000	Quarterly	0.542	USD	15,000,000	91,457	—	—	91,457	—
Markit iTraxx Europe Main Index, Series 31	Morgan Stanley	06/20/2024	1.000	Quarterly	0.502	EUR	3,000,000	30,011	—	—	30,011	—
Total								451,274	—	—	451,274	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	5,717,081	508,827	(2,848,067)	3,377,841	—	(263,789)	(3,543,980)	2,223,572	14,794,945
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	1,128,306	—	(1,128,306)	—	—	(483,086)	415,389	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
July 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	1,120,947	53,086	—	1,174,033	35,839	—	337,797	493,443	11,986,878
Columbia Short-Term Cash Fund, 2.361%
	106,083,632	311,719,516	(302,319,668)	115,483,480	—	(4,798)	5,132	2,671,666	115,471,931
Total					35,839	(751,673)	(2,785,662)	5,388,681	142,253,754

(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2019, the total value of these securities amounted to $43,746, which represents 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $8,174,886, which represents 1.48% of total net assets.
(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(g)	Principal and interest may not be guaranteed by the government.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	14,794,945	—	—	14,794,945
Common Stocks
Argentina	231,168	—	—	231,168
Australia	—	1,622,319	—	1,622,319
Bermuda	65,217	—	—	65,217
Brazil	4,924,605	—	—	4,924,605
Canada	12,524,771	—	—	12,524,771
China	6,461,764	9,134,467	—	15,596,231
Finland	—	2,659,949	—	2,659,949
France	73,951	8,761,490	—	8,835,441
Germany	—	3,761,746	—	3,761,746
Hong Kong	—	3,915,478	—	3,915,478
Hungary	—	208,177	—	208,177
India	954,104	3,679,917	—	4,634,021
Indonesia	—	3,818,608	—	3,818,608
Ireland	6,363,346	—	—	6,363,346
Israel	—	2,252,530	—	2,252,530
Italy	—	1,796,762	—	1,796,762
Japan	—	29,033,850	—	29,033,850
Luxembourg	269,640	—	—	269,640
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Malta	—	—	1	1
Mexico	614,199	—	—	614,199
Netherlands	2,228,157	8,328,080	—	10,556,237
Norway	—	2,776,630	—	2,776,630
Pakistan	—	499,837	—	499,837
Panama	282,979	—	—	282,979
Peru	412,437	—	—	412,437
Philippines	—	894,341	—	894,341
Poland	—	195,762	—	195,762
Portugal	—	—	1	1
Puerto Rico	1,257,390	—	—	1,257,390
Russian Federation	718,589	2,522,113	—	3,240,702
South Africa	—	2,196,881	—	2,196,881
South Korea	—	6,771,782	—	6,771,782
Spain	—	4,017,423	—	4,017,423
Sweden	—	2,227,142	—	2,227,142
Switzerland	—	4,294,226	—	4,294,226
Taiwan	—	2,043,406	—	2,043,406
Thailand	144,936	1,449,209	—	1,594,145
United Kingdom	397,772	16,702,515	—	17,100,287
United States	190,705,876	—	43,744	190,749,620
Total Common Stocks	228,630,901	125,564,640	43,746	354,239,287
Exchange-Traded Funds	7,505,352	—	—	7,505,352
Fixed-Income Funds	11,986,878	—	—	11,986,878
Foreign Government Obligations	—	25,195,045	—	25,195,045
Inflation-Indexed Bonds	—	8,784,366	—	8,784,366
Preferred Stocks
Brazil	604,784	—	—	604,784
Total Preferred Stocks	604,784	—	—	604,784
Residential Mortgage-Backed Securities - Agency	—	17,738,169	—	17,738,169
U.S. Treasury Obligations	1,748,656	—	—	1,748,656
Options Purchased Puts	640,320	—	—	640,320
Money Market Funds	115,471,931	—	—	115,471,931
Total Investments in Securities	381,383,767	177,282,220	43,746	558,709,733
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	257,983	—	257,983
Futures Contracts	3,423,089	—	—	3,423,089
Swap Contracts	—	451,274	—	451,274
Liability
Forward Foreign Currency Exchange Contracts	—	(1,410,560)	—	(1,410,560)
Futures Contracts	(1,294,991)	—	—	(1,294,991)
Options Contracts Written	(2,800)	—	—	(2,800)
Total	383,509,065	176,580,917	43,746	560,133,728
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $369,617,798)	$415,815,659
Affiliated issuers (cost $145,124,311)	142,253,754
Options purchased (cost $458,156)	640,320
Foreign currency (cost $408,802)	405,349
Margin deposits on:
Futures contracts	6,498,960
Swap contracts	2,583,079
Unrealized appreciation on forward foreign currency exchange contracts	257,983
Receivable for:
Investments sold	4,934,967
Capital shares sold	87,958
Dividends	411,092
Interest	157,840
Foreign tax reclaims	208,788
Variation margin for futures contracts	1,093,421
Variation margin for swap contracts	1,115
Prepaid expenses	5,029
Total assets	575,355,314
Liabilities
Option contracts written, at value (premiums received $2,639)	2,800
Due to custodian	473
Unrealized depreciation on forward foreign currency exchange contracts	1,410,560
Payable for:
Investments purchased	4,015,485
Investments purchased on a delayed delivery basis	17,721,748
Capital shares purchased	488,675
Variation margin for futures contracts	410,028
Variation margin for swap contracts	49,417
Foreign capital gains taxes deferred	3,654
Management services fees	10,383
Distribution and/or service fees	3,864
Transfer agent fees	47,667
Compensation of board members	81,418
Other expenses	159,681
Total liabilities	24,405,853
Net assets applicable to outstanding capital stock	$550,949,461
Represented by
Paid in capital	502,632,618
Total distributable earnings (loss) (Note 2)	48,316,843
Total - representing net assets applicable to outstanding capital stock	$550,949,461
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	23

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$504,182,260
Shares outstanding	35,998,454
Net asset value per share	$14.01
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.86
Advisor Class
Net assets	$5,605,972
Shares outstanding	396,679
Net asset value per share	$14.13
Class C
Net assets	$12,935,185
Shares outstanding	965,672
Net asset value per share	$13.40
Institutional Class
Net assets	$22,218,993
Shares outstanding	1,576,086
Net asset value per share	$14.10
Institutional 2 Class
Net assets	$3,864,135
Shares outstanding	272,547
Net asset value per share	$14.18
Institutional 3 Class
Net assets	$139,008
Shares outstanding	9,847
Net asset value per share	$14.12
Class R
Net assets	$2,003,908
Shares outstanding	144,711
Net asset value per share	$13.85
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Annual Report 2019

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$8,591,197
Dividends — affiliated issuers	5,388,681
Interest	1,157,103
Foreign taxes withheld	(459,056)
Total income	14,677,925
Expenses:
Management services fees	3,839,115
Distribution and/or service fees
Class A	1,289,608
Class C	148,336
Class R	15,072
Class T	3
Transfer agent fees
Class A	556,967
Advisor Class	5,308
Class C	16,016
Institutional Class	24,162
Institutional 2 Class	2,329
Institutional 3 Class	11
Class R	3,262
Class T	1
Compensation of board members	20,888
Custodian fees	158,222
Printing and postage fees	73,909
Registration fees	102,905
Audit fees	115,526
Legal fees	12,011
Compensation of chief compliance officer	124
Other	27,906
Total expenses	6,411,681
Net investment income	8,266,244
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,190,096
Investments — affiliated issuers	(751,673)
Capital gain distributions from underlying affiliated funds	35,839
Foreign currency translations	(260,741)
Forward foreign currency exchange contracts	(5,556,102)
Futures contracts	4,386,365
Options purchased	(243,657)
Options contracts written	60,998
Swap contracts	(156,357)
Net realized gain	18,704,768
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(17,216,230)
Investments — affiliated issuers	(2,785,662)
Foreign currency translations	60,195
Forward foreign currency exchange contracts	(1,500,136)
Futures contracts	2,797,031
Options purchased	195,874
Options contracts written	(161)
Swap contracts	428,781
Foreign capital gains tax	14,989
Net change in unrealized appreciation (depreciation)	(18,005,319)
Net realized and unrealized gain	699,449
Net increase in net assets resulting from operations	$8,965,693
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	25

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$8,266,244	$4,358,340
Net realized gain	18,704,768	35,097,376
Net change in unrealized appreciation (depreciation)	(18,005,319)	(1,550,277)
Net increase in net assets resulting from operations	8,965,693	37,905,439
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,733,437)	—
Advisor Class	(19,555)	—
Institutional Class	(130,570)	—
Institutional 2 Class	(19,336)	—
Institutional 3 Class	(18)	—
Class R	(2,614)	—
Total distributions to shareholders (Note 2)	(1,905,530)	—
Decrease in net assets from capital stock activity	(63,374,306)	(50,893,407)
Total decrease in net assets	(56,314,143)	(12,987,968)
Net assets at beginning of year	607,263,604	620,251,572
Net assets at end of year	$550,949,461	$607,263,604
Undistributed net investment income	$5,779,758	$662,459
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	724,703	9,776,555	1,931,802	26,596,226
Distributions reinvested	135,170	1,722,071	—	—
Redemptions	(5,170,210)	(69,954,972)	(5,623,594)	(76,801,596)
Net decrease	(4,310,337)	(58,456,346)	(3,691,792)	(50,205,370)
Advisor Class
Subscriptions	207,241	2,811,950	408,673	5,699,755
Distributions reinvested	1,523	19,538	—	—
Redemptions	(179,228)	(2,428,057)	(54,468)	(766,438)
Net increase	29,536	403,431	354,205	4,933,317
Class B
Redemptions	—	—	(216)	(2,735)
Net decrease	—	—	(216)	(2,735)
Class C
Subscriptions	107,738	1,394,958	304,592	4,036,834
Redemptions	(447,715)	(5,808,578)	(1,093,726)	(14,488,771)
Net decrease	(339,977)	(4,413,620)	(789,134)	(10,451,937)
Institutional Class
Subscriptions	556,669	7,545,263	923,347	12,668,918
Distributions reinvested	9,582	122,652	—	—
Redemptions	(636,124)	(8,654,189)	(683,195)	(9,375,394)
Net increase (decrease)	(69,873)	(986,274)	240,152	3,293,524
Institutional 2 Class
Subscriptions	129,136	1,779,696	136,447	1,917,190
Distributions reinvested	1,501	19,318	—	—
Redemptions	(38,613)	(523,989)	(10,267)	(143,108)
Net increase	92,024	1,275,025	126,180	1,774,082
Institutional 3 Class
Subscriptions	11,650	161,438	—	—
Redemptions	(2,009)	(28,491)	—	—
Net increase	9,641	132,947	—	—
Class K
Redemptions	—	—	(17,631)	(238,396)
Net decrease	—	—	(17,631)	(238,396)
Class R
Subscriptions	84,798	1,123,932	78,316	1,058,024
Distributions reinvested	45	563	—	—
Redemptions	(180,345)	(2,451,240)	(77,837)	(1,053,916)
Net increase (decrease)	(95,502)	(1,326,745)	479	4,108
Class T
Redemptions	(212)	(2,724)	—	—
Net decrease	(212)	(2,724)	—	—
Total net decrease	(4,684,700)	(63,374,306)	(3,777,757)	(50,893,407)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$13.80	0.20	0.06	0.26	(0.05)	(0.05)
Year Ended 7/31/2018	$12.99	0.10	0.71	0.81	—	—
Year Ended 7/31/2017	$12.09	0.14	1.08	1.22	(0.32)	(0.32)
Year Ended 7/31/2016	$11.73	0.15	0.21	0.36	—	—
Year Ended 7/31/2015	$11.68	0.11	(0.06)	0.05	—	—
Advisor Class
Year Ended 7/31/2019	$13.93	0.22	0.06	0.28	(0.08)	(0.08)
Year Ended 7/31/2018	$13.07	0.16	0.70	0.86	—	—
Year Ended 7/31/2017	$12.17	0.16	1.09	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.77	0.17	0.23	0.40	—	—
Year Ended 7/31/2015	$11.71	0.17	(0.11)	0.06	—	—
Class C
Year Ended 7/31/2019	$13.25	0.09	0.06	0.15	—	—
Year Ended 7/31/2018	$12.57	(0.00) (e)	0.68	0.68	—	—
Year Ended 7/31/2017	$11.71	0.04	1.06	1.10	(0.24)	(0.24)
Year Ended 7/31/2016	$11.44	0.06	0.21	0.27	—	—
Year Ended 7/31/2015	$11.48	0.03	(0.07)	(0.04)	—	—
Institutional Class
Year Ended 7/31/2019	$13.89	0.24	0.05	0.29	(0.08)	(0.08)
Year Ended 7/31/2018	$13.04	0.14	0.71	0.85	—	—
Year Ended 7/31/2017	$12.14	0.17	1.08	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.75	0.18	0.21	0.39	—	—
Year Ended 7/31/2015	$11.67	0.15	(0.07)	0.08	—	—
Institutional 2 Class
Year Ended 7/31/2019	$13.97	0.24	0.05	0.29	(0.08)	(0.08)
Year Ended 7/31/2018	$13.11	0.13	0.73	0.86	—	—
Year Ended 7/31/2017	$12.20	0.15	1.12	1.27	(0.36)	(0.36)
Year Ended 7/31/2016	$11.80	0.19	0.21	0.40	—	—
Year Ended 7/31/2015	$11.71	0.17	(0.08)	0.09	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$14.01	1.88%	1.13%	1.13%	1.47%	104%	$504,182
Year Ended 7/31/2018	$13.80	6.24%	1.10% (c)	1.10% (c)	0.72%	97%	$556,184
Year Ended 7/31/2017	$12.99	10.43%	1.12%	1.12%	1.11%	103%	$571,392
Year Ended 7/31/2016	$12.09	3.07%	1.14%	1.14% (d)	1.30%	127%	$603,849
Year Ended 7/31/2015	$11.73	0.43%	1.15%	1.15%	0.98%	104%	$659,873
Advisor Class
Year Ended 7/31/2019	$14.13	2.06%	0.88%	0.88%	1.64%	104%	$5,606
Year Ended 7/31/2018	$13.93	6.58%	0.85% (c)	0.85% (c)	1.20%	97%	$5,113
Year Ended 7/31/2017	$13.07	10.63%	0.88%	0.88%	1.27%	103%	$169
Year Ended 7/31/2016	$12.17	3.40%	0.89%	0.89% (d)	1.51%	127%	$41
Year Ended 7/31/2015	$11.77	0.51%	0.92%	0.92%	1.47%	104%	$60
Class C
Year Ended 7/31/2019	$13.40	1.13%	1.88%	1.88%	0.72%	104%	$12,935
Year Ended 7/31/2018	$13.25	5.41%	1.85% (c)	1.85% (c)	(0.02%)	97%	$17,299
Year Ended 7/31/2017	$12.57	9.59%	1.87%	1.87%	0.36%	103%	$26,322
Year Ended 7/31/2016	$11.71	2.36%	1.89%	1.89% (d)	0.55%	127%	$27,133
Year Ended 7/31/2015	$11.44	(0.35%)	1.90%	1.90%	0.23%	104%	$29,100
Institutional Class
Year Ended 7/31/2019	$14.10	2.14%	0.88%	0.88%	1.73%	104%	$22,219
Year Ended 7/31/2018	$13.89	6.52%	0.85% (c)	0.85% (c)	0.99%	97%	$22,863
Year Ended 7/31/2017	$13.04	10.66%	0.88%	0.88%	1.38%	103%	$18,332
Year Ended 7/31/2016	$12.14	3.32%	0.89%	0.89% (d)	1.62%	127%	$6,820
Year Ended 7/31/2015	$11.75	0.69%	0.90%	0.90%	1.25%	104%	$5,216
Institutional 2 Class
Year Ended 7/31/2019	$14.18	2.17%	0.84%	0.84%	1.76%	104%	$3,864
Year Ended 7/31/2018	$13.97	6.56%	0.81% (c)	0.81% (c)	0.97%	97%	$2,522
Year Ended 7/31/2017	$13.11	10.77%	0.83%	0.83%	1.24%	103%	$713
Year Ended 7/31/2016	$12.20	3.39%	0.81%	0.81%	1.64%	127%	$128
Year Ended 7/31/2015	$11.80	0.77%	0.80%	0.80%	1.44%	104%	$26
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$13.91	0.24	0.06	0.30	(0.09)	(0.09)
Year Ended 7/31/2018	$13.05	0.15	0.71	0.86	—	—
Year Ended 7/31/2017(f)	$12.11	0.07	0.87	0.94	—	—
Class R
Year Ended 7/31/2019	$13.64	0.17	0.05	0.22	(0.01)	(0.01)
Year Ended 7/31/2018	$12.87	0.06	0.71	0.77	—	—
Year Ended 7/31/2017	$11.99	0.08	1.09	1.17	(0.29)	(0.29)
Year Ended 7/31/2016	$11.67	0.15	0.17	0.32	—	—
Year Ended 7/31/2015	$11.66	0.07	(0.06)	0.01	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Global Opportunities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$14.12	2.21%	0.81%	0.81%	1.71%	104%	$139
Year Ended 7/31/2018	$13.91	6.59%	0.78% (c)	0.78% (c)	1.07%	97%	$3
Year Ended 7/31/2017(f)	$13.05	7.76%	0.81% (g)	0.81% (g)	1.42% (g)	103%	$3
Class R
Year Ended 7/31/2019	$13.85	1.63%	1.38%	1.38%	1.25%	104%	$2,004
Year Ended 7/31/2018	$13.64	5.98%	1.35% (c)	1.35% (c)	0.47%	97%	$3,277
Year Ended 7/31/2017	$12.87	10.08%	1.38%	1.38%	0.62%	103%	$3,086
Year Ended 7/31/2016	$11.99	2.74%	1.39%	1.39% (d)	1.33%	127%	$299
Year Ended 7/31/2015	$11.67	0.09%	1.48%	1.48%	0.65%	104%	$19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2019	31

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
32	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in affiliated funds managed by the Investment Manager, its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds), with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Global Opportunities Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
July 31, 2019
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
34	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio or to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and to gain market exposure to various currency, interest rate and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Global Opportunities Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
July 31, 2019
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
36	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of
Columbia Global Opportunities Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
July 31, 2019
one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	451,274*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	26,865*
Equity risk	Investments, at value — Options Purchased	640,320
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	257,983
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,396,224*
Total		4,772,666

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,172,522*
Equity risk	Options contracts written, at value	2,800
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,410,560
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	122,469*
Total		2,708,351

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
38	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(68,537)	(68,537)
Equity risk	—	(295,780)	60,998	(243,657)	—	(478,439)
Foreign exchange risk	(5,556,102)	—	—	—	—	(5,556,102)
Interest rate risk	—	4,682,145	—	—	(87,820)	4,594,325
Total	(5,556,102)	4,386,365	60,998	(243,657)	(156,357)	(1,508,753)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	428,781	428,781
Equity risk	—	(1,043,989)	(161)	195,874	—	(848,276)
Foreign exchange risk	(1,500,136)	—	—	—	—	(1,500,136)
Interest rate risk	—	3,841,020	—	—	—	3,841,020
Total	(1,500,136)	2,797,031	(161)	195,874	428,781	1,921,389
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	188,385,741
Futures contracts — short	105,340,592
Credit default swap contracts — buy protection	10,592,500
Credit default swap contracts — sell protection	34,667,161

Derivative instrument	Average value ($)*
Options contracts — purchased	175,345
Options contracts — written	(13,900)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	559,338*	(956,698)*
Interest rate swap contracts	268**	(17,437)**

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2019.
Columbia Global Opportunities Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
July 31, 2019
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
40	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2019:
	Citi ($)	Deutsche Bank ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	1,115	1,115
Forward foreign currency exchange contracts	6,859	-	97,242	-	153,882	-	257,983
Options purchased puts	-	-	-	640,320	-	-	640,320
Total assets	6,859	-	97,242	640,320	153,882	1,115	899,418
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	49,417	49,417
Forward foreign currency exchange contracts	-	-	582,459	-	828,101	-	1,410,560
Options contracts written	-	2,800	-	-	-	-	2,800
Total liabilities	-	2,800	582,459	-	828,101	49,417	1,462,777
Total financial and derivative net assets	6,859	(2,800)	(485,217)	640,320	(674,219)	(48,302)	(563,359)
Total collateral received (pledged) (c)	-	-	-	-	-	(48,302)	(48,302)
Net amount (d)	6,859	(2,800)	(485,217)	640,320	(674,219)	-	(515,057)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Global Opportunities Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
July 31, 2019
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
42	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2019 was 0.68% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Global Opportunities Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
July 31, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended July 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $13,751, respectively. The sale transactions resulted in a net realized loss of $25,437.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class R	0.11
Class T	0.05 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%,
44	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $431,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	161,612
Class C	—	1.00 (b)	1,623
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	1.47%	1.47%
Advisor Class	1.22	1.22
Class C	2.22	2.22
Institutional Class	1.22	1.22
Institutional 2 Class	1.15	1.15
Institutional 3 Class	1.11	1.10
Class R	1.72	1.72
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Global Opportunities Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
July 31, 2019
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, post-October capital losses, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, foreign capital gains tax and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,243,415)	1,230,524	12,891
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,905,530	—	1,905,530	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,999,031	—	—	40,464,498
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
519,669,230	66,007,566	(25,543,068)	40,464,498
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
46	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	21,208,022	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	955
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $478,321,076 and $538,476,863, respectively, for the year ended July 31, 2019, of which $217,605,889 and $210,524,287, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Columbia Global Opportunities Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
July 31, 2019
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 88.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
48	Columbia Global Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Global Opportunities Fund | Annual Report 2019	49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50	Columbia Global Opportunities Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction
99.63%	96.20%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Global Opportunities Fund | Annual Report 2019	51

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
52	Columbia Global Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Global Opportunities Fund | Annual Report 2019	53

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
54	Columbia Global Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Global Opportunities Fund | Annual Report 2019	55

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
56	Columbia Global Opportunities Fund | Annual Report 2019

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Global Opportunities Fund | Annual Report 2019	57

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
58	Columbia Global Opportunities Fund | Annual Report 2019

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Global Opportunities Fund | Annual Report 2019	59

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
60	Columbia Global Opportunities Fund | Annual Report 2019

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Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN156_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Floating Rate Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Floating Rate Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Ronald Launsbach, CFA
Lead Portfolio Manager
Managed Fund since 2012
Vesa Tontti
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	2.79	3.47	5.57
	Including sales charges		-0.26	2.83	5.25
Advisor Class*		02/28/13	3.05	3.75	5.74
Class C	Excluding sales charges	02/16/06	2.02	2.70	4.79
	Including sales charges		1.04	2.70	4.79
Institutional Class*		09/27/10	3.05	3.72	5.81
Institutional 2 Class		08/01/08	2.98	3.77	5.89
Institutional 3 Class*		06/01/15	3.13	3.76	5.72
Class R*		09/27/10	2.54	3.21	5.33
Credit Suisse Leveraged Loan Index			4.10	4.02	5.94
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Floating Rate Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2019)
Common Stocks	1.5
Corporate Bonds & Notes	2.1
Exchange-Traded Funds	0.7
Money Market Funds	1.8
Senior Loans	93.8
Warrants	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2019)
BBB rating	5.7
BB rating	34.9
B rating	52.0
CCC rating	4.9
Not rated	2.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

4	Columbia Floating Rate Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares gained 2.79% excluding sales charges. The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which increased 4.10% for the same time period. Credit selection across a wide variety of industries and cash positioning detracted from the Fund’s relative performance during the period.
Leveraged bank loan market advanced despite higher volatility and lower demand
As the period began in August 2018, the capital markets broadly continued the upward ascent begun more than a year earlier. Leveraged loans were no exception. Within the leveraged bank loan market, demand continued to outpace the supply of new loans, as expectations for a strong U.S. economy and rising U.S. interest rates persisted. However, the technical, or supply/demand, environment began to change in October 2018, and volatility accelerated through the remainder of calendar year 2018 across both the broad capital markets and the leveraged bank loan market. Such volatility stemmed from increasingly bearish economic growth expectations and a resulting change in expectations about central bank monetary policy. Many believed the U.S. Federal Reserve (the Fed) would shift from a more aggressive policy to a more accommodative stance.
Due to new anticipation around possible decreases in interest rates, retail demand for leveraged loans declined and prices fell abruptly during late November and December 2018. Though loan spreads (i.e., the amount investors earn above short-term LIBOR rates) widened as the period progressed by a total of approximately 10 basis points in the wake of reduced demand and retail fund outflows, the price drop in December significantly offset wider loan spreads. (A basis point is 1/100th of a percentage point. LIBOR stands for Intercontinental Exchange London Interbank Offered Rate and is the world’s most widely-used benchmark rate that leading banks charge each other for short-term loans.)
Continued tightening of monetary policy by the Fed through December 2018 led to an increase in the short-term LIBOR Base Rate in the latter months of 2018 and into 2019. During these months, leveraged loan borrowers dramatically shifted their choice of Base Rate, from three-month floating resets to one-month resets as they sought to take advantage of anticipated lower interest rates some time during the second half of 2019. So, despite expectations for lower interest rates, the one-month LIBOR rate actually increased during the period, which, combined with slightly higher spreads, led to overall leveraged loan yields pushing slightly higher. These higher yields, coupled with ongoing expectations for a low default environment, provided the backdrop that enabled leveraged loan prices to largely recover their December 2018 losses and move into positive territory for the annual period as a whole. (On July 31, 2019, the Fed lowered interest rates for the first time since 2008 to help stave off the possibility of an economic downturn.)
Beginning in late November 2018 and persisting through the period, the leveraged loan market’s technical imbalance shifted away from the issuer’s favor and toward the investor’s. While the collateralized debt obligations market remained an active buyer of leveraged loans, retail investors continued to take money out of leveraged loan mutual funds, providing a sense of balance across the market by early 2019. Still, average loan yields did increase modestly courtesy of a combination of a rising shorter term one-month LIBOR Base Rate and the shift by borrowers into that product, offset by some price depreciation during the period overall.
Credit selection in variety of industries and cash position dampened Fund performance
During the period, our credit selection in the utilities, broadcasting segment of media/telecommunications, health care and energy industries detracted most from the Fund’s relative results. These detractors were partially offset by effective credit selection in the services industry and in the telecommunications and diversified media segments of the media/telecommunications industry, which contributed positively.
The Fund’s relative results were also negatively affected by its cash position during the period when the benchmark moved higher. The benchmark does not have a cash component, so as the benchmark rises, any cash component of the Fund detracts from relative results. The effect of the Fund’s cash position was especially pronounced during this period, as retail mutual fund outflows, along with prepayments of existing loans, compelled us to maintain higher cash balances than usual in the Fund. It should be noted, however, that our team was diligent and effective at deploying the Fund’s cash balances quickly and prudently and also met redemptions quickly, thereby mitigating the drag from cash.
Columbia Floating Rate Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Shifting market conditions drove Fund portfolio changes
Given the favorable market for loans through most of the period, with December 2018 a notable exception, we remained focused on deploying cash from prepayments and Fund inflows as quickly and prudently as possible throughout. We believe our active management of the Fund’s cash position has contributed positively to the Fund’s performance. Also, we moved to a more pronounced overweight position in utilities relative to the benchmark. Within the utilities industry, we saw what we considered to be larger, more liquid transactions with well-structured credit agreements and more asset favorable deals launch in the new issue market during the period. These factors, we believe, may provide enhanced downside protection and increased value for the Fund over the long term. At the same time, we sought to avoid middle-market renewable energy deals, project finance transactions, and deals with power plants in markets we viewed as unattractive, parameters that had been more prevalent in the industry and comprising a larger portion of the benchmark in years prior, thus driving the Fund’s increased overweight position.
As of July 31, 2019, the Fund had overweight exposures compared to the benchmark in the utilities, chemicals, broadcasting, manufacturing, gaming/leisure, forest products/containers and information technology industries. The Fund’s biggest underweights relative to the benchmark were in the services, financials, transportation, cable/wireless video and consumer non-durables industries.
As always, credit selection and industry weightings were of great importance in our portfolio positioning and strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Floating Rate Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.30	1,019.74	5.14	5.11	1.02
Advisor Class	1,000.00	1,000.00	1,035.60	1,020.98	3.89	3.86	0.77
Class C	1,000.00	1,000.00	1,030.50	1,016.02	8.91	8.85	1.77
Institutional Class	1,000.00	1,000.00	1,035.60	1,020.98	3.89	3.86	0.77
Institutional 2 Class	1,000.00	1,000.00	1,034.60	1,021.12	3.73	3.71	0.74
Institutional 3 Class	1,000.00	1,000.00	1,036.00	1,021.37	3.48	3.46	0.69
Class R	1,000.00	1,000.00	1,033.00	1,018.50	6.40	6.36	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Floating Rate Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 1.5%
Issuer	Shares	Value ($)
Communication Services 0.6%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(a)	9,438	36,053
Entertainment 0.4%
MGM Holdings II, Inc.(a)	53,207	3,549,333
Media 0.2%
Clear Channel Outdoor Holdings, Inc.(a)	198,952	602,825
Cumulus Media, Inc., Class A(a)	28,485	430,408
Star Tribune Co. (The)(a),(b),(c),(d)	1,098	—
Tribune Media Co.	29,872	1,388,152
Tribune Publishing Co.	4,413	36,495
Total		2,457,880
Total Communication Services		6,043,266
Consumer Discretionary 0.2%
Auto Components 0.1%
Aptiv PLC	11,178	979,752
Dayco/Mark IV(a),(d)	2,545	81,440
Delphi Technologies PLC	3,726	69,825
Total		1,131,017
Diversified Consumer Services 0.0%
Houghton Mifflin Harcourt Co.(a)	18,619	108,921
Specialty Retail 0.1%
David’s Bridal, Inc.(a)	27,409	140,471
Total Consumer Discretionary		1,380,409
Energy 0.2%
Energy Equipment & Services 0.2%
Fieldwood Energy LLC(a)	68,952	2,146,131
Total Energy		2,146,131
Financials —%
Capital Markets —%
RCS Capital Corp., Class B(a),(b),(c),(d)	6,880	0
Total Financials		0
Information Technology 0.1%
Software 0.1%
Avaya Holdings Corp.(a)	80,614	970,593
Total Information Technology		970,593
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.2%
Chemicals 0.2%
LyondellBasell Industries NV, Class A	21,977	1,839,255
Metals & Mining 0.0%
Aleris International, Inc.(a)	16,833	374,534
Total Materials		2,213,789
Utilities 0.2%
Independent Power and Renewable Electricity Producers 0.2%
Vistra Energy Corp	105,843	2,271,391
Vistra Energy Corp.(a)	105,843	84,674
Total		2,356,065
Total Utilities		2,356,065
Total Common Stocks (Cost $12,440,750)		15,110,253

Corporate Bonds & Notes 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
American Airlines Group, Inc.(e)
06/01/2022	5.000%	5,000,000	5,181,360
Building Materials 0.1%
Core & Main LP(e)
08/15/2025	6.125%	1,296,000	1,334,880
Media and Entertainment 0.8%
Cumulus Media New Holdings, Inc.(e)
07/01/2026	6.750%	916,000	934,064
Diamond Sports Group LLC/Finance Co.(e),(f)
08/15/2026	5.375%	2,591,000	2,635,366
iHeartCommunications, Inc.
05/01/2026	6.375%	478,473	508,825
05/01/2027	8.375%	867,232	914,896
Univision Communications, Inc.(e)
02/15/2025	5.125%	3,000,000	2,929,158
Total			7,922,309
Paper 0.1%
Rayonier AM Products, Inc.(e)
06/01/2024	5.500%	1,060,000	848,374
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.6%
CommScope Finance LLC(e)
03/01/2024	5.500%	1,178,000	1,198,130
Dell International LLC/EMC Corp.(e)
06/15/2023	5.450%	2,325,000	2,506,882
Dun & Bradstreet Corp. (The)(e)
08/15/2026	6.875%	1,645,000	1,755,743
Veritas US, Inc./Bermuda Ltd.(e)
02/01/2023	7.500%	1,000,000	967,880
Total			6,428,635
Total Corporate Bonds & Notes (Cost $21,175,088)			21,715,558

Exchange-Traded Funds 0.7%
	Shares	Value ($)
First Trust Senior Loan ETF	25,000	1,184,500
Invesco Senior Loan ETF	50,000	1,141,000
SPDR Blackstone/GSO Senior Loan ETF	100,000	4,647,000
Total Exchange-Traded Funds (Cost $6,932,750)		6,972,500

Senior Loans 93.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
Doncasters US Finance LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/09/2020	5.830%	2,030,346	1,515,146
TransDigm, Inc.(g),(h)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 05/30/2025	4.830%	1,678,565	1,663,995
Tranche F Term Loan
3-month USD LIBOR + 2.500% 06/09/2023	4.830%	4,831,607	4,803,680
Wesco Aircraft Hardware Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/28/2021	4.740%	2,000,000	1,978,000
Total			9,960,821
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.7%
American Airlines, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 10/10/2021	4.379%	1,979,382	1,977,739
3-month USD LIBOR + 1.750% 06/27/2025	4.061%	1,747,626	1,711,590
United AirLines, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	3.984%	3,391,478	3,383,000
Total			7,072,329
Automotive 1.2%
Allison Transmission, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 03/29/2026	4.261%	1,386,402	1,393,611
Dayco Products LLC/Mark IV Industries, Inc.(d),(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 05/19/2023	6.772%	3,158,802	2,969,274
DexKo Global Inc.(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 07/24/2024	5.734%	1,480,279	1,471,649
Horizon Global Corp.(g),(h)
Term Loan
3-month USD LIBOR + 6.000% Floor 1.000% 06/30/2021	8.330%	1,163,996	1,148,725
Navistar, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	5.830%	3,730,532	3,737,545
Panther BF Aggregator 2 LP(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.734%	1,750,000	1,748,915
Total			12,469,719
Brokerage/Asset Managers/Exchanges 0.7%
AlixPartners LLP(g),(h)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/04/2024	4.984%	2,547,424	2,549,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Blackstone CQP Holdco LP(g),(h)
Term Loan
3-month USD LIBOR + 3.500% 09/30/2024	5.887%	500,000	501,875
Greenhill & Co., Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 04/12/2024	5.575%	2,000,000	1,988,340
Victory Capital Holdings, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 07/01/2026	5.569%	1,981,818	1,992,342
Total			7,032,248
Building Materials 2.8%
American Bath Group LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/30/2023	6.580%	2,126,984	2,116,413
Covia Holdings Corp.(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 06/01/2025	6.313%	2,153,250	1,830,263
HD Supply, Inc.(g),(h)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 10/17/2023	3.984%	3,833,634	3,840,343
Ply Gem Midco, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	6.119%	4,361,086	4,255,679
QUIKRETE Holdings, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 11/15/2023	4.984%	4,380,795	4,341,236
SRS Distribution, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 05/23/2025	5.484%	3,465,000	3,348,923
TAMKO Building Products, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 05/29/2026	5.564%	1,500,000	1,503,750
US Silica Co.(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	6.250%	4,433,738	4,246,412
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wilsonart LLC(g),(h)
Tranche D Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/19/2023	5.580%	3,317,770	3,252,244
Total			28,735,263
Cable and Satellite 2.3%
Charter Communications Operating LLC/Safari LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/30/2025	4.330%	3,612,469	3,617,815
Cogeco Communications (U.S.A.) II LP(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2025	4.484%	2,955,000	2,946,874
CSC Holdings LLC(d),(g),(h)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	4.575%	2,448,870	2,439,687
3-month USD LIBOR + 2.250% 01/15/2026	4.575%	1,990,000	1,982,538
CSC Holdings LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 04/15/2027	5.325%	997,500	1,000,822
MCC Iowa LLC(g),(h)
Tranche M Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	4.350%	3,457,405	3,464,596
Telesat Canada(g),(h)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 11/17/2023	4.830%	4,677,605	4,677,605
Virgin Media Bristol LLC(g),(h)
Tranche K Term Loan
3-month USD LIBOR + 2.500% 01/15/2026	4.825%	4,200,000	4,207,896
Total			24,337,833
Chemicals 7.1%
Alpha 3 BV/Atotech(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 01/31/2024	5.330%	1,238,996	1,209,879
Aruba Investments, Inc./ANGUS Chemical Co.(d),(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/02/2022	5.580%	2,430,380	2,424,304

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ascend Performance Materials Operations LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 08/12/2022	7.484%	1,746,000	1,743,818
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	4.080%	2,111,705	2,098,845
Chemours Co. (The)(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.990%	2,884,158	2,730,951
ColourOz Investment 1 GmbH(g),(h)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	5.283%	581,482	498,801
ColourOz Investment 2 LLC(g),(h)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	5.283%	3,517,487	3,017,336
DuBois Chemicals, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/15/2024	5.484%	1,418,963	1,385,262
Element Solutions, Inc./MacDermid, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.250% 01/30/2026	4.484%	2,985,000	2,982,522
Flint Group GMBH(g),(h)
Tranche B8 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	5.283%	806,437	691,770
Hexion, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	5.820%	850,000	847,875
HII Holding Corp./Houghton International(d),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/20/2019	5.652%	1,834,023	1,831,731
HII Holding Corp./Houghton International(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.500% Floor 1.250% 12/21/2020	9.500%	2,150,000	2,139,250
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ineos US Finance LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	4.258%	3,087,863	3,038,550
Invictus U.S. Newco LLC/SK Intermediate II SARL(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	9.272%	1,575,000	1,561,219
Kraton Polymers LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/08/2025	4.734%	3,902,384	3,901,174
LTI Holdings, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 09/06/2025	5.734%	2,084,250	1,985,248
Messer Industries LLC(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/01/2026	4.830%	4,987,500	4,962,563
Minerals Technologies, Inc.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	4.535%	2,440,419	2,445,495
Momentive Performance Materials GmbH(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	5.590%	1,167,000	1,160,441
OCI Partners LP(d),(g),(h)
Term Loan
3-month USD LIBOR + 4.000% 03/13/2025	6.330%	3,727,812	3,727,813
Omnova Solutions, Inc.(d),(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 08/25/2023	5.484%	1,394,598	1,396,341
PQ Corp.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 02/08/2025	4.756%	2,146,521	2,143,837
Ravago Holdings America, Inc.(d),(g),(h)
Term Loan
3-month USD LIBOR + 2.750% 07/13/2023	4.990%	1,833,363	1,801,279
Schenectady International Group, Inc.(d),(g),(h)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	7.063%	3,283,500	3,213,726

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Solenis Holdings LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/26/2025	6.772%	3,524,288	3,457,820
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 06/26/2026	11.022%	1,000,000	984,060
Starfruit Finco BV/US Holdco LLC/AzkoNobel(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.610%	3,990,000	3,916,863
Trinseo Materials Operating SCA(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	4.234%	1,925,598	1,905,379
Tronox Finance LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/23/2024	5.272%	2,236,110	2,218,288
Univar U.S.A., Inc.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	4.484%	3,371,507	3,374,306
Vantage Specialty Chemicals, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/28/2024	5.862%	992,443	973,418
Vantage Specialty Chemicals, Inc.(d),(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 10/27/2025	10.580%	2,400,000	2,280,000
Total			74,050,164
Construction Machinery 1.6%
Altra Industrial Motion Corp.(d),(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 10/01/2025	4.234%	3,055,970	3,044,510
Columbus McKinnon Corp.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/31/2024	4.830%	2,363,188	2,372,050
Douglas Dynamics LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/31/2021	5.240%	1,152,629	1,151,914
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DXP Enterprises, Inc.(d),(g),(h)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 08/29/2023	6.984%	2,972,062	2,990,638
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 11/27/2020	6.830%	2,351,490	2,188,061
United Rentals, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.984%	2,481,250	2,481,870
Vertiv Group Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	6.330%	2,512,931	2,390,426
Total			16,619,469
Consumer Cyclical Services 3.9%
Allied Universal Holdco LLC(g),(h),(i),(j)
Delayed Draw Term Loan
3-month USD LIBOR + 4.250% 07/10/2026		186,937	187,238
Allied Universal Holdco LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 07/10/2026	6.507%	1,888,063	1,891,103
Cast & Crew Payroll LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 02/09/2026	6.240%	1,995,000	2,004,476
Creative Artists Agency LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 02/15/2024	5.234%	3,512,342	3,517,610
DTZ U.S. Borrower LLC/Cushman & Wakefield(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 08/21/2025	5.484%	3,424,125	3,434,842
GoDaddy Operating Co., LLC/Finance Co., Inc.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 02/15/2024	4.234%	2,936,900	2,945,153
ServiceMaster Co., LLC (The)(g),(h)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 11/08/2023	4.734%	1,181,147	1,179,423

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	7.332%	2,250,000	2,192,355
Trans Union LLC(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 04/10/2023	4.234%	3,071,399	3,077,634
Uber Technologies, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.769%	5,623,500	5,632,553
USS Ultimate Holdings, Inc./United Site Services, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	5.950%	2,957,424	2,950,031
Waterbridge Operating LLC(g),(h)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	8.136%	3,600,000	3,514,500
Web.com Group, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	6.075%	2,000,000	1,988,380
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/09/2026	10.075%	2,927,237	2,876,011
West Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	6.522%	2,942,532	2,743,911
Total			40,135,220
Consumer Products 0.6%
Serta Simmons Bedding LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	5.865%	3,378,326	2,302,093
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	10.314%	1,898,666	852,824
SIWF Holdings, Inc.(d),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	6.520%	2,029,500	2,024,426
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Weight Watchers International, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.750% Floor 0.750% 11/29/2024	7.045%	1,338,799	1,326,254
Total			6,505,597
Diversified Manufacturing 2.9%
Allnex & Cy SCA(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	5.771%	2,377,491	2,313,608
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	5.771%	1,791,255	1,743,124
Apex Tool Group LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.250% 02/01/2022	5.984%	2,390,466	2,287,676
Bright Bidco BV/Lumileds LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/30/2024	5.799%	3,562,147	2,374,385
Brookfield WEC Holdings, Inc./Westinghouse Electric Co., LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 08/01/2025	5.734%	3,830,750	3,840,327
2nd Lien Term Loan
3-month USD LIBOR + 6.750% Floor 0.750% 08/01/2025	9.083%	1,000,000	1,010,500
EWT Holdings III Corp.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/20/2024	5.234%	2,654,310	2,647,674
Forterra Finance LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 10/25/2023	5.234%	2,511,152	2,331,604
Gardner Denver, Inc.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	4.984%	2,027,919	2,031,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gates Global LLC(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	4.984%	2,559,440	2,547,104
Generac Power Systems, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 05/31/2023	3.980%	1,702,305	1,702,305
Hyster-Yale Group, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 05/30/2023	5.484%	1,395,000	1,379,306
Welbilt, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/23/2025	4.734%	1,800,376	1,780,122
Zekelman Industries, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 06/14/2021	4.484%	1,955,036	1,954,625
Total			29,944,051
Electric 5.0%
AES Corp. (The)(g),(h)
Term Loan
3-month USD LIBOR + 1.750% 05/31/2022	4.272%	1,764,372	1,762,908
Astoria Energy LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	6.240%	4,066,964	4,064,930
Calpine Construction Finance Co., LP(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 01/15/2025	4.734%	2,544,426	2,538,065
Calpine Corp.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% 05/31/2023	4.830%	2,813,000	2,813,394
3-month USD LIBOR + 2.500% Floor 0.750% 01/15/2024	4.830%	1,192,523	1,192,690
Carroll County Energy LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	5.830%	1,501,144	1,501,144
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CPV Shore Holdings LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	5.990%	1,055,961	1,049,805
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 10/02/2023	5.984%	5,307,942	5,319,566
Edgewater Generation LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	5.984%	2,985,000	2,968,224
EFS Cogen Holdings I LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 06/28/2023	5.555%	2,065,375	2,061,327
Exgen Renewables IV LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/28/2024	5.530%	1,891,738	1,823,957
Frontera Generation Holdings LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/02/2025	6.629%	3,682,130	3,583,191
Helix Gen Funding LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 06/03/2024	5.984%	3,407,328	3,256,827
LMBE-MC Holdco II LLC(d),(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	6.330%	2,832,204	2,828,664
MRP Generation Holdings LLC(g),(h)
Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 10/18/2022	9.330%	3,037,816	2,999,843
Nautilus Power LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	6.484%	4,709,131	4,690,624

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oregon Clean Energy LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/01/2026	5.984%	1,097,250	1,097,711
Southeast PowerGen LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 12/02/2021	5.740%	721,038	688,591
Vistra Operations Co. LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 08/04/2023	4.234%	1,273,448	1,274,683
West Deptford Energy LLC(g),(h),(i)
Term Loan
3-month USD LIBOR + 3.750% 08/26/2026	6.072%	1,600,000	1,596,000
WG Partners Acquisition LLC(d),(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	5.830%	2,863,759	2,845,860
Total			51,958,004
Environmental 1.5%
Advanced Disposal Services, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 11/10/2023	4.599%	3,929,644	3,936,049
EnergySolutions LLC/Envirocare of Utah LLC(d),(g),(h)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	6.080%	4,702,500	4,514,400
GFL Environmental, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	5.234%	2,093,985	2,076,040
NRC US Holding Co., LLC(g),(h)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 06/11/2024	7.580%	3,203,357	3,183,336
WCA Waste Systems, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/11/2023	4.734%	2,309,663	2,286,566
Total			15,996,391
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.2%
Avolon Borrower 1 LLC(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	4.022%	4,604,290	4,613,636
Ellie Mae, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	6.525%	3,000,000	3,000,000
FinCo I LLC/Fortress Investment Group(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022	4.234%	4,703,646	4,718,933
Total			12,332,569
Food and Beverage 2.1%
Aramark Intermediate HoldCo Corp.(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 03/28/2024	4.080%	1,808,476	1,808,476
Del Monte Foods, Inc.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 08/18/2021	9.467%	2,000,000	1,380,000
Dole Food Co., Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	5.005%	2,683,750	2,656,912
H-Food Holdings LLC/Hearthside Food Solutions LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.688% 05/23/2025	5.922%	2,697,750	2,643,795
Hostess Brands LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/03/2022	4.508%	2,134,617	2,130,177
JBS U.S.A. Lux SA(g),(h)
Term Loan
3-month USD LIBOR + 2.500% 05/01/2026	4.734%	2,917,687	2,922,968
Post Holdings, Inc.(g),(h)
Tranche A Term Loan
3-month USD LIBOR + 2.000% 05/24/2024	4.270%	2,000,000	1,999,440

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
United Natural Foods, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 10/22/2025	6.484%	4,577,000	3,853,285
US Foods, Inc./US Foodservice, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 06/27/2023	4.234%	2,970,185	2,964,868
Total			22,359,921
Foreign Agencies 0.2%
Oxea Holding Vier GmbH(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	5.938%	2,281,250	2,279,106
Gaming 4.5%
Affinity Gaming(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/31/2025	0.000%	1,350,000	1,287,563
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 07/01/2023	5.484%	1,451,206	1,405,856
Aristocrat Leisure Ltd.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	4.028%	3,077,917	3,076,194
Boyd Gaming Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 09/15/2023	4.446%	2,098,022	2,096,449
Caesars Resort Collection LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	4.984%	3,940,000	3,906,155
CBAC Borrower LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	6.234%	1,947,962	1,940,657
CCM Merger, Inc./MotorCity Casino Hotel(g),(h)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/06/2021	4.484%	2,649,592	2,649,592
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CityCenter Holdings LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 04/18/2024	4.484%	3,351,315	3,355,505
Eldorado Resorts, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.250% 04/17/2024	4.577%	2,468,116	2,463,501
Gateway Casinos & Entertainment Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	5.330%	1,920,538	1,900,142
Golden Nugget, Inc./Landry’s, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 10/04/2023	5.020%	3,212,778	3,216,215
Mohegan Tribal Gaming Authority(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/13/2023	6.234%	4,160,058	3,858,454
PCI Gaming Authority(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 05/29/2026	5.234%	1,900,000	1,912,559
Scientific Games International, Inc.(d),(g),(h),(i),(j)
Term Loan
3-month USD LIBOR + 3.000% 10/18/2020	0.500%	1,900,000	1,786,000
Scientific Games International, Inc.(g),(h)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	4.984%	3,677,535	3,655,138
Seminole Tribe of Florida(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 07/08/2024	3.984%	2,235,188	2,239,568
Stars Group Holdings BV(g),(h)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	5.830%	5,105,025	5,120,340
Wynn Resorts Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 2.250% 10/30/2024	4.480%	1,492,500	1,493,619
Total			47,363,507

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 6.2%
Acadia Healthcare Co., Inc.(g),(h)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 02/16/2023	4.734%	1,483,776	1,483,509
Air Methods Corp.(g),(h)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/22/2024	5.830%	2,768,500	2,325,540
athenahealth, Inc.(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 02/11/2026	7.045%	2,493,750	2,499,211
Avantor Funding, Inc.(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/21/2024	5.234%	905,561	913,104
Carestream Health, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 02/28/2021	7.984%	1,541,605	1,478,013
Change Healthcare Holdings, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	4.734%	3,691,987	3,682,166
DaVita, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 06/24/2021	5.130%	1,370,614	1,369,147
Diplomat Pharmacy, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 12/20/2024	6.740%	1,600,000	1,489,328
Envision Healthcare Corp.(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	5.984%	5,920,250	5,075,371
Gentiva Health Services(g),(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	6.000%	3,731,391	3,750,048
HC Group Holdings III, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/07/2022	5.984%	1,949,367	1,942,057
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.(g),(h)
Tranche B10 Term Loan
3-month USD LIBOR + 2.000% 03/13/2025	4.330%	1,629,375	1,632,992
IQVIA, Inc./Quintiles IMS(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	4.008%	3,960,000	3,956,476
National Mentor Holdings, Inc./Civitas Solutions, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	6.490%	1,878,333	1,887,725
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	6.490%	116,959	117,544
Ortho-Clinical Diagnostics, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2025	5.563%	4,075,653	3,955,952
Owens & Minor, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 04/30/2025	6.730%	3,712,500	2,984,590
PAREXEL International Corp.(g),(h)
Term Loan
3-month USD LIBOR + 2.750% 09/27/2024	4.984%	2,850,688	2,749,147
Phoenix Guarantor, Inc./BrightSpring(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 03/05/2026	6.880%	2,300,000	2,309,775
Pluto Acquisition I, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 06/22/2026	7.278%	2,500,000	2,462,500
RegionalCare Hospital Partners Holdings, Inc.(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/16/2025	6.769%	3,980,000	4,001,890
Select Medical Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 03/06/2025	4.850%	3,576,464	3,565,305
Sterigenics-Nordion Holdings LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/15/2022	5.234%	3,286,231	3,249,261

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(d),(g),(h)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/02/2024	5.490%	1,984,848	1,915,379
Team Health Holdings, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	4.984%	3,921,754	3,424,985
Total			64,221,015
Independent Energy 0.0%
Ascent Resources – Marcellus LLC(d),(g),(h)
Term Loan
3-month USD LIBOR + 6.500% Floor 1.000% 03/30/2023	8.825%	62,500	60,625
Leisure 2.6%
24 Hour Fitness Worldwide, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.500% 05/30/2025	5.734%	1,549,288	1,549,288
AMC Entertainment Holdings, Inc.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% 04/22/2026	5.230%	3,125,168	3,127,387
Crown Finance US, Inc./Cineworld Group PLC(g),(h)
Term Loan
3-month USD LIBOR + 2.250% 02/28/2025	4.484%	3,691,127	3,675,624
Formula One Management Ltd.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	4.734%	3,258,105	3,214,479
Life Time Fitness, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/10/2022	5.272%	3,089,783	3,086,353
Metro-Goldwyn-Mayer, Inc.(d),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	4.740%	2,828,625	2,814,482
Metro-Goldwyn-Mayer, Inc.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	6.740%	2,225,000	2,158,250
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
NAI Entertainment Holdings LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	4.740%	2,257,937	2,255,115
Six Flags Theme Parks, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/17/2026	4.240%	1,650,000	1,655,676
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(g),(h)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	4.990%	4,118,413	4,002,068
Total			27,538,722
Lodging 0.5%
Hilton Worldwide Finance LLC(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	4.016%	3,542,478	3,551,724
RHP Hotel Properties LP(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 05/11/2024	4.330%	1,470,738	1,470,738
Total			5,022,462
Media and Entertainment 5.4%
Cengage Learning, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/07/2023	6.484%	1,872,363	1,801,850
Cumulus Media New Holdings, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.500% Floor 2.000% 05/13/2022	6.740%	1,003,001	1,009,270
Emerald Expositions Holding, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.984%	2,857,420	2,796,700
Entravision Communications Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	5.080%	1,223,750	1,196,216
Gray Television, Inc.(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/07/2024	4.582%	735,642	735,759

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	4.832%	1,990,000	1,993,900
Hubbard Radio LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 03/28/2025	5.740%	3,058,036	3,047,853
iHeartCommunications, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.000% 05/01/2026	6.230%	2,093,319	2,107,386
ION Media Networks, Inc.(g),(h),(i)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 12/18/2024	5.313%	3,229,834	3,224,796
Learfield Communications LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	5.490%	3,248,782	3,254,890
Lions Gate Capital Holdings LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	4.484%	2,716,763	2,709,971
Mcgraw-Hill Global Education Holdings LLC(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/04/2022	6.234%	1,370,584	1,309,771
Meredith Corp.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.984%	1,938,772	1,943,871
Mission Broadcasting, Inc.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	4.480%	510,386	507,834
Nascar Holdings, Inc.(g),(h),(i)
Term Loan
3-month USD LIBOR + 2.750% 07/27/2026		2,250,000	2,259,855
NEP Group, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	5.484%	995,000	994,174
2nd Lien Term Loan
3-month USD LIBOR + 7.000% 10/19/2026	9.234%	1,000,000	992,500
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Nexstar Broadcasting, Inc.(g),(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 06/19/2026		2,000,000	1,999,580
Nexstar Broadcasting, Inc.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	4.491%	2,562,086	2,549,275
Nielsen Finance LLC/VNU, Inc.(g),(h)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	4.367%	3,866,135	3,857,861
R.R. Donnelley & Sons Co.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 5.000% 01/15/2024	7.262%	2,985,000	2,960,135
Radio One, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 04/18/2023	6.240%	4,527,304	4,337,746
Sinclair Television Group, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	4.490%	3,787,385	3,778,863
Tribune Media Co.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 12/27/2020	5.234%	166,798	166,590
Tranche C Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 01/26/2024	5.234%	3,450,269	3,443,817
Univision Communications, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 03/15/2024	4.984%	1,185,340	1,159,227
Total			56,139,690
Metals and Mining 0.3%
Foresight Energy LLC(g),(h)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 03/28/2022	8.272%	2,426,757	1,771,532

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Harsco Corp.(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 12/06/2024	4.500%	941,680	942,839
Total			2,714,371
Midstream 1.3%
Equitrans Midstream Corp.(g),(h)
Term Loan
3-month USD LIBOR + 4.500% 01/31/2024	6.734%	1,194,000	1,201,713
GIP III Stetson I/II LP(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	6.550%	3,078,724	3,088,976
Lower Cadence Holdings LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	6.269%	2,350,000	2,343,138
Prairie ECI Acquiror LP(g),(h)
Term Loan
3-month USD LIBOR + 4.750% 03/11/2026	7.080%	1,496,250	1,499,617
Southcross Energy Partners LP(g),(h),(k)
Debtor in Possession Letter of Credit Term Loan
3-month USD LIBOR + 10.000% 10/01/2019	0.000%	1,022,065	1,032,285
Debtor in Possession Term Loan
3-month USD LIBOR + 10.000% Floor 1.000% 10/01/2019	12.390%	557,490	563,065
Delayed Draw Debtor in Possession Term Loan
3-month USD LIBOR + 10.000% 10/01/2019	12.380%	552,817	558,345
Southcross Energy Partners LP(g),(h)
Term Loan
3-month USD LIBOR + 5.250% 10/01/2019	10.500%	1,486,297	1,404,551
3-month USD LIBOR + 5.250% Floor 1.000% 10/01/2019	10.500%	534,934	505,512
3-month USD LIBOR + 6.250% 10/01/2019		1,776,916	1,332,687
Total			13,529,889
Oil Field Services 1.2%
Apergy Corp.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	4.750%	1,462,825	1,468,311
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Fieldwood Energy LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 04/11/2022	7.506%	135,937	124,680
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 04/11/2023	9.506%	2,183,515	1,788,932
MRC Global, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	5.234%	5,725,157	5,735,920
Traverse Midstream Partners LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 09/27/2024	6.260%	3,044,456	2,974,434
Total			12,092,277
Other Financial Institutions 1.2%
IRI Holdings, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 12/01/2025	7.022%	3,231,256	3,122,201
Lifescan Global Corp.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	8.660%	4,897,375	4,662,693
Lifescan Global Corp.(d),(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 9.500% 10/01/2025	12.160%	1,000,000	905,000
UFC Holdings LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/29/2026	5.490%	3,845,627	3,851,626
Total			12,541,520
Other Industry 2.8%
Filtration Group Corp.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 03/29/2025	5.234%	3,349,799	3,352,780
Hamilton Holdco LLC/Reece International Pty Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 07/02/2025	4.330%	3,960,000	3,955,050

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Harland Clarke Holdings Corp.(g),(h)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	7.080%	4,795,769	3,668,763
Hillman Group, Inc. (The)(g),(h)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	6.234%	4,205,006	4,091,135
II-VI, Inc.(g),(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 05/08/2026		3,425,000	3,414,314
Interior Logic Group Holdings IV LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	6.330%	3,176,000	3,136,300
Lightstone Holdco LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.984%	2,814,072	2,769,526
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.984%	158,718	156,206
RBS Global, Inc./Rexnord LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 08/21/2024	4.234%	2,037,492	2,044,561
Titan Acquisition Ltd./Husky IMS International Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	5.234%	2,187,263	2,075,166
Total			28,663,801
Other REIT 0.2%
ESH Hospitality, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 08/30/2023	4.234%	1,022,168	1,022,801
VICI Properties 1 LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/20/2024	4.272%	1,197,727	1,194,541
Total			2,217,342
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Other Utility 0.2%
Sandy Creek Energy Associates LP(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/09/2020	6.330%	2,779,149	2,501,734
Packaging 3.8%
Anchor Glass Container Corp.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	5.103%	1,608,915	1,437,968
2nd Lien Term Loan
3-month USD LIBOR + 7.750% Floor 1.000% 12/07/2024	10.110%	1,000,000	711,250
Berry Global, Inc.(g),(h)
Tranche T Term Loan
3-month USD LIBOR + 2.000% 01/06/2021	4.379%	1,849,175	1,847,251
BWAY Holding Co.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 04/03/2024	5.590%	3,566,589	3,506,421
Consolidated Container Co., LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 05/22/2024	4.984%	1,861,796	1,843,178
Flex Acquisition Co., Inc./Novolex(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/29/2023	5.319%	1,111,906	1,061,692
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/29/2025	5.569%	3,082,333	2,948,436
Multi-Color Corp.(g),(h),(i)
Term Loan
3-month USD LIBOR + 4.500% 06/30/2026	7.025%	1,550,000	1,550,775
Packaging Coordinators Midco, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	6.330%	2,969,027	2,959,140
Plastipak Holdings, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/14/2024	4.740%	2,652,750	2,645,455

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pregis Holding I Corp.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 05/20/2021	5.831%	3,878,078	3,870,826
Printpack Holdings, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/26/2023	5.250%	887,244	879,481
ProAmpac PG Borrower LLC(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/20/2023	5.897%	3,022,720	2,953,439
2nd Lien Term Loan
3-month USD LIBOR + 8.500% Floor 1.000% 11/18/2024	11.020%	1,300,000	1,232,829
Reynolds Group Holdings, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	4.984%	3,603,027	3,600,577
Spectrum Holdings III Corp.(d),(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 01/31/2026	9.234%	1,575,000	1,441,125
Tricorbraun Holdings, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/30/2023	6.018%	1,165,858	1,143,707
Trident TPI Holdings, Inc.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 10/17/2024	5.484%	1,561,000	1,508,972
Twist Beauty International Holdings S.A.(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	5.524%	1,962,500	1,918,344
Total			39,060,866
Pharmaceuticals 2.7%
Akorn, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 04/16/2021	9.250%	1,454,480	1,334,485
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.379%	3,007,125	3,016,899
3-month USD LIBOR + 2.750% 11/27/2025	5.129%	1,171,875	1,171,148
Catalent Pharma Solutions, Inc.(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 05/18/2026	4.484%	997,500	1,001,869
Endo Finance Co. I SARL(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	6.500%	4,936,741	4,495,545
Grifols Worldwide Operations Ltd.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/31/2025	4.599%	2,731,666	2,737,484
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/18/2022	4.734%	3,819,757	3,811,583
Mallinckrodt International Finance SA(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 02/24/2025	5.528%	1,837,606	1,559,669
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 09/24/2024	5.080%	1,626,680	1,380,872
Nestlé Skin Health(g),(h),(i)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 08/01/2026	6.593%	2,400,000	2,407,800
RPI Finance Trust(g),(h)
Tranche B6 Term Loan
3-month USD LIBOR + 2.000% 03/27/2023	4.234%	4,804,881	4,828,905
Total			27,746,259
Property & Casualty 1.7%
Alliant Holdings Intermediate LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 05/09/2025	5.269%	2,857,329	2,815,726

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Asurion LLC(g),(h)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	8.734%	2,025,000	2,059,587
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	5.234%	1,421,583	1,423,872
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	5.234%	1,544,739	1,547,643
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	5.234%	1,356,288	1,358,715
HUB International Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.267%	2,163,038	2,139,136
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	5.484%	3,478,759	3,421,604
USI, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	5.330%	3,119,437	3,073,301
Total			17,839,584
Restaurants 1.1%
Carrols Restaurant Group, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 04/30/2026	5.500%	1,175,000	1,177,937
IRB Holding Corp./Arby’s/Buffalo Wild Wings(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.550%	2,790,010	2,777,064
KFC Holding Co./Yum! Brands(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	4.050%	2,350,050	2,347,113
New Red Finance, Inc./Burger King/Tim Hortons(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/16/2024	4.484%	5,559,007	5,557,617
Total			11,859,731
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 3.4%
Academy Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/01/2022	6.284%	2,356,568	1,642,080
AI Aqua Merger Sub, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	5.484%	1,105,313	1,056,955
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	5.484%	3,691,961	3,539,668
ASP Unifrax Holdings, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 12/12/2025	6.080%	997,494	961,335
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 12/14/2026	10.928%	1,000,000	951,250
Bass Pro Group LLC(g),(h)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 09/25/2024	7.234%	3,930,000	3,712,435
Belk, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 12/12/2022	7.285%	2,468,788	1,996,188
BJ’s Wholesale Club, Inc.(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/03/2024	5.075%	3,079,954	3,084,112
Burlington Coat Factory Warehouse Corp.(g),(h)
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/17/2024	4.320%	1,718,380	1,721,611
Harbor Freight Tools U.S.A., Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/18/2023	4.734%	3,757,377	3,687,978
J.Crew Group, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.220% Floor 1.000% 03/05/2021	5.480%	3,373,084	3,061,074

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
JC Penney Corp., Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/23/2023	6.771%	1,898,333	1,641,413
Men’s Wearhouse, Inc. (The)(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/09/2025	5.480%	810,017	707,412
Michaels Stores, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/30/2023	4.745%	4,494,315	4,344,879
Party City Holdings, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/19/2022	4.740%	2,129,474	2,123,383
PetSmart, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 03/11/2022	6.380%	896,475	879,568
Total			35,111,341
Supermarkets 0.6%
Albertsons LLC(g),(h)
Tranche B5 Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 12/21/2022	5.311%	940,508	942,107
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 06/22/2023	5.234%	2,114,381	2,117,235
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 11/17/2025	5.234%	3,295,466	3,298,399
Total			6,357,741
Technology 14.1%
Applied Systems, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	5.330%	3,576,201	3,563,040
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 09/19/2025	9.330%	1,500,000	1,511,880
Avaya, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	6.575%	3,929,950	3,776,446
Boxer Parent Co., Inc./BMC Software, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 10/02/2025	6.580%	3,980,000	3,825,297
CDS US Intermediate Holdings, Inc.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 07/10/2023	10.580%	3,000,000	2,715,000
CDW LLC/AP Exhaust Acquisition(g),(h)
Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 08/17/2023	3.990%	2,363,043	2,370,794
Celestica, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	4.366%	2,970,000	2,873,475
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 06/27/2025	4.741%	746,250	731,325
CommScope, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.484%	3,100,000	3,100,775
Dawn Acquisition LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	6.080%	2,353,125	2,311,945
Dell International LLC/EMC Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 09/07/2023	4.240%	4,376,153	4,386,437
DigiCert, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/31/2024	6.234%	2,450,296	2,451,228
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 10/31/2025	10.234%	1,580,000	1,576,050

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Dun & Bradstreet Corp. (The)(g),(h)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	7.241%	3,000,000	3,017,820
Evertec Group LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	5.734%	2,487,500	2,495,286
Hyland Software, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 07/01/2024	5.484%	1,954,975	1,955,796
Infor US, Inc.(g),(h)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/01/2022	5.080%	1,881,536	1,881,197
Informatica LLC(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 08/05/2022	5.484%	2,469,904	2,479,783
ION Trading Technologies SARL(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/21/2024	6.651%	2,606,039	2,516,131
IPC Corp.(g),(h)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 08/06/2021	0.000%	1,033,438	881,864
Leidos, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 08/22/2025	4.000%	3,875,445	3,885,948
MA FinanceCo LLC/Micro Focus International PLC(d),(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 11/19/2021	4.484%	2,706,047	2,699,282
MA FinanceCo LLC/Micro Focus International PLC(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.734%	841,599	834,588
Maxar Technologies Ltd.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	4.990%	5,082,699	4,591,355
McAfee LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	5.991%	4,788,221	4,785,539
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
McDermott International, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 05/12/2025	7.234%	2,567,500	2,448,111
Microchip Technology, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	4.240%	3,197,776	3,193,779
Misys Ltd./Almonde/Tahoe/Finastra USA(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	5.734%	3,723,791	3,650,731
MYOB Group(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	6.234%	1,650,000	1,656,187
Natel Engineering Co., Inc.(g),(h)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	7.241%	2,275,000	2,277,844
Neustar, Inc.(g),(h)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	5.734%	3,053,174	2,963,503
Tranche B5 1st Lien Term Loan
3-month USD LIBOR + 4.500% 08/08/2024	6.734%	997,500	982,538
Oberthur Technologies Holding SAS(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	6.080%	2,409,761	2,311,876
ON Semiconductor Corp.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 03/31/2023	3.984%	2,461,227	2,455,074
Perspecta, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	4.484%	2,994,750	2,994,750
Plantronics, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	4.734%	3,031,901	3,031,143
Rackspace Hosting, Inc.(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/03/2023	5.576%	2,492,752	2,308,289

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(e),(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.984%	2,972,506	2,969,326
Riverbed Technology, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/24/2022	5.490%	2,921,468	2,463,411
Rovi Solutions Corp./Guides, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 07/02/2021	4.740%	3,249,732	3,200,174
RP Crown Parent LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 10/12/2023	4.984%	1,096,875	1,093,584
Sabre GLBL, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	4.234%	3,295,675	3,302,991
Science Applications International Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.984%	3,970,000	3,955,112
SCS Holdings I, Inc./Sirius Computer Solutions, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 07/01/2026	6.569%	1,775,000	1,783,183
Seattle SpinCo, Inc./Micro Focus International PLC(g),(h)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.734%	3,516,698	3,487,404
Shutterfly, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% 08/17/2024	4.740%	1,347,883	1,347,667
SS&C Technologies Holdings, Inc.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.484%	1,811,279	1,810,156
Tranche B4 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.484%	1,233,186	1,232,421
Tempo Acquisition LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.234%	3,830,977	3,835,766
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
TIBCO Software, Inc.(g),(h),(i)
Term Loan
3-month USD LIBOR + 4.000% 06/12/2026		1,756,977	1,758,628
TTM Technologies, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	4.730%	3,026,210	3,012,350
Ultimate Software Group, Inc. (The)(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	6.080%	1,250,000	1,259,175
VeriFone Systems, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 08/20/2025	6.520%	1,235,637	1,201,274
Verint Systems, Inc.(d),(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 06/28/2024	4.230%	3,332,000	3,348,660
Veritas US, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 01/27/2023	6.750%	1,939,368	1,818,564
Verscend Holding Corp.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 08/27/2025	6.734%	1,786,500	1,793,753
Western Digital Corp.(g),(h)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/29/2023	4.012%	1,792,611	1,776,926
Xperi Corp.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 12/01/2023	4.734%	2,432,259	2,400,348
Total			146,342,979
Transportation Services 0.3%
HFOTCO LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 06/26/2025	4.990%	2,945,250	2,934,205
Wireless 1.8%
Cellular South, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	4.508%	2,940,000	2,916,127

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Numericable US LLC(g),(h)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.984%	3,470,125	3,339,995
SBA Senior Finance II LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 04/11/2025	4.240%	3,386,227	3,375,425
Sprint Communications, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	4.750%	6,082,660	6,065,933
3-month USD LIBOR + 3.000% Floor 0.750% 02/02/2024	5.250%	671,625	670,994
Switch Ltd.(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 06/27/2024	4.484%	2,229,500	2,222,990
Total			18,591,464
Wirelines 2.4%
CenturyLink, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.984%	7,288,962	7,239,325
Level 3 Financing, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 02/22/2024	4.484%	5,050,000	5,052,121
Southwire Co., LLC(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 05/19/2025	4.234%	4,276,788	4,262,546
Windstream Services LLC(g),(h),(k)
Debtor in Possession Term Loan
3-month USD LIBOR + 2.500% 02/26/2021	4.740%	3,000,000	3,015,000
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Windstream Services LLC(g),(h)
Tranche B6 Term Loan
3-month USD LIBOR + 6.000% Floor 0.750% 03/29/2021	10.250%	3,859,761	3,952,318
Tranche B7 Term Loan
3-month USD LIBOR + 5.250% Floor 0.750% 02/17/2024	9.500%	1,501,883	1,514,393
Total			25,035,703
Total Senior Loans (Cost $988,107,016)			967,275,533

Warrants 0.1%
Issuer	Shares	Value ($)
Communication Services 0.1%
Media 0.1%
iHeartCommunications, Inc.(a)	84,607	1,232,132
Total Communication Services		1,232,132
Total Warrants (Cost $1,438,319)		1,232,132

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(l),(m)	19,105,805	19,103,895
Total Money Market Funds (Cost $19,103,895)		19,103,895
Total Investments in Securities (Cost: $1,049,197,818)		1,031,409,871
Other Assets & Liabilities, Net		7,773,808
Net Assets		1,039,183,679

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $23,261,163, which represents 2.24% of total net assets.
(f)	Represents a security purchased on a when-issued basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
July 31, 2019
Notes to Portfolio of Investments  (continued)
(g)	The stated interest rate represents the weighted average interest rate at July 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(h)	Variable rate security. The interest rate shown was the current rate as of July 31, 2019.
(i)	Represents a security purchased on a forward commitment basis.
(j)	At July 31, 2019, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Allied Universal Holdco LLC Delayed Draw Term Loan 07/10/2026	187,238
Scientific Games International, Inc. Term Loan 10/18/2020 0.500%	1,786,000

(k)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(l)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	77,675,322	377,620,882	(436,190,399)	19,105,805	(6,149)	5,759	1,487,865	19,103,895
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	2,493,933	3,549,333	0*	6,043,266
Consumer Discretionary	1,158,498	140,471	81,440	1,380,409
Energy	—	2,146,131	—	2,146,131
Financials	—	—	0*	0*
Information Technology	970,593	—	—	970,593
Materials	1,839,255	374,534	—	2,213,789
Utilities	2,271,391	84,674	—	2,356,065
Total Common Stocks	8,733,670	6,295,143	81,440	15,110,253
Corporate Bonds & Notes	—	21,715,558	—	21,715,558
Exchange-Traded Funds	6,972,500	—	—	6,972,500
Senior Loans	—	909,989,789	57,285,744	967,275,533
Warrants
Communication Services	—	1,232,132	—	1,232,132
Total Warrants	—	1,232,132	—	1,232,132
Money Market Funds	19,103,895	—	—	19,103,895
Total Investments in Securities	34,810,065	939,232,622	57,367,184	1,031,409,871

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 07/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2019 ($)
Common Stocks	5,162,198	—	4,360,101	(4,711,271)	—	(4,815,482)	85,894	—	81,440
Senior Loans	47,041,592	23,856	19,730	(170,312)	15,402,375	(20,420,022)	32,914,827	(17,526,302)	57,285,744
Total	52,203,790	23,856	4,379,831	(4,881,583)	15,402,375	(25,235,504)	33,000,721	(17,526,302)	57,367,184
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2019 was $(747,490), which is comprised of Common Stocks of $(4,454) and Senior Loans of $(743,036).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	29

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,030,093,923)	$1,012,305,976
Affiliated issuers (cost $19,103,895)	19,103,895
Cash	8,138,368
Receivable for:
Investments sold	19,193,572
Investments sold on a delayed delivery basis	9,964,020
Capital shares sold	4,673,732
Dividends	58,510
Interest	3,072,278
Prepaid expenses	7,222
Total assets	1,076,517,573
Liabilities
Payable for:
Investments purchased	1,990,000
Investments purchased on a delayed delivery basis	21,261,759
Capital shares purchased	9,270,776
Distributions to shareholders	4,426,328
Management services fees	18,318
Distribution and/or service fees	4,318
Transfer agent fees	93,065
Compensation of board members	67,474
Other expenses	201,856
Total liabilities	37,333,894
Net assets applicable to outstanding capital stock	$1,039,183,679
Represented by
Paid in capital	1,077,388,253
Total distributable earnings (loss) (Note 2)	(38,204,574)
Total - representing net assets applicable to outstanding capital stock	$1,039,183,679
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$323,190,899
Shares outstanding	36,029,809
Net asset value per share	$8.97
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.25
Advisor Class
Net assets	$29,254,696
Shares outstanding	3,266,591
Net asset value per share	$8.96
Class C
Net assets	$75,405,913
Shares outstanding	8,404,983
Net asset value per share	$8.97
Institutional Class
Net assets	$446,512,083
Shares outstanding	49,846,334
Net asset value per share	$8.96
Institutional 2 Class
Net assets	$56,375,572
Shares outstanding	6,261,948
Net asset value per share	$9.00
Institutional 3 Class
Net assets	$106,005,101
Shares outstanding	11,820,970
Net asset value per share	$8.97
Class R
Net assets	$2,439,415
Shares outstanding	271,716
Net asset value per share	$8.98
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	31

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$240,672
Dividends — affiliated issuers	1,487,865
Interest	68,302,141
Interfund lending	810
Foreign taxes withheld	(29)
Total income	70,031,459
Expenses:
Management services fees	7,806,070
Distribution and/or service fees
Class A	926,200
Class C	864,170
Class R	12,928
Class T	3
Transfer agent fees
Class A	330,659
Advisor Class	33,650
Class C	77,137
Institutional Class	493,896
Institutional 2 Class	44,978
Institutional 3 Class	7,876
Class R	2,307
Class T	1
Compensation of board members	29,270
Custodian fees	218,646
Printing and postage fees	100,087
Registration fees	133,965
Audit fees	39,750
Legal fees	18,255
Compensation of chief compliance officer	254
Other	27,752
Total expenses	11,167,854
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(129)
Total net expenses	11,167,725
Net investment income	58,863,734
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,441,173)
Investments — affiliated issuers	(6,149)
Net realized loss	(6,447,322)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(20,957,534)
Investments — affiliated issuers	5,759
Net change in unrealized appreciation (depreciation)	(20,951,775)
Net realized and unrealized loss	(27,399,097)
Net increase in net assets resulting from operations	$31,464,637
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$58,863,734	$45,818,918
Net realized gain (loss)	(6,447,322)	3,838,593
Net change in unrealized appreciation (depreciation)	(20,951,775)	5,114,626
Net increase in net assets resulting from operations	31,464,637	54,772,137
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,551,226)
Advisor Class	(1,883,271)
Class C	(3,444,498)
Institutional Class	(27,638,795)
Institutional 2 Class	(3,783,811)
Institutional 3 Class	(5,132,499)
Class R	(115,361)
Class T	(41)
Net investment income
Class A		(13,063,260)
Advisor Class		(1,002,170)
Class B		(3)
Class C		(2,677,712)
Institutional Class		(19,864,649)
Institutional 2 Class		(1,942,167)
Institutional 3 Class		(4,991,374)
Class K		(372)
Class R		(138,101)
Class T		(89)
Total distributions to shareholders (Note 2)	(59,549,502)	(43,679,897)
Increase (decrease) in net assets from capital stock activity	(191,794,351)	108,184,111
Total increase (decrease) in net assets	(219,879,216)	119,276,351
Net assets at beginning of year	1,259,062,895	1,139,786,544
Net assets at end of year	$1,039,183,679	$1,259,062,895
Undistributed net investment income	$554,290	$1,097,711
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,299,734	93,161,761	12,641,804	115,458,766
Distributions reinvested	1,922,001	17,237,645	1,403,227	12,786,191
Redemptions	(18,372,165)	(164,950,901)	(12,280,798)	(111,871,783)
Net increase (decrease)	(6,150,430)	(54,551,495)	1,764,233	16,373,174
Advisor Class
Subscriptions	2,927,951	26,395,652	3,009,623	27,435,621
Distributions reinvested	209,990	1,880,050	110,077	1,002,023
Redemptions	(3,706,867)	(33,212,519)	(1,259,609)	(11,466,711)
Net increase (decrease)	(568,926)	(4,936,817)	1,860,091	16,970,933
Class B
Redemptions	—	—	(1,103)	(9,347)
Net decrease	—	—	(1,103)	(9,347)
Class C
Subscriptions	2,105,660	19,054,852	2,389,024	21,809,582
Distributions reinvested	353,436	3,169,094	269,197	2,453,263
Redemptions	(3,806,770)	(34,143,387)	(3,855,866)	(35,119,178)
Net decrease	(1,347,674)	(11,919,441)	(1,197,645)	(10,856,333)
Institutional Class
Subscriptions	35,261,796	317,230,155	37,836,960	344,841,828
Distributions reinvested	2,771,465	24,819,973	1,574,276	14,327,562
Redemptions	(46,694,041)	(417,450,148)	(36,810,149)	(335,344,509)
Net increase (decrease)	(8,660,780)	(75,400,020)	2,601,087	23,824,881
Institutional 2 Class
Subscriptions	5,347,105	48,738,693	10,434,962	95,751,899
Distributions reinvested	419,368	3,780,971	211,902	1,941,325
Redemptions	(10,760,407)	(97,901,366)	(1,643,437)	(15,044,791)
Net increase (decrease)	(4,993,934)	(45,381,702)	9,003,427	82,648,433
Institutional 3 Class
Subscriptions	3,719,493	33,464,411	1,341,487	12,212,884
Distributions reinvested	571,523	5,129,106	547,878	4,990,764
Redemptions	(4,239,495)	(37,848,582)	(3,758,835)	(34,234,410)
Net increase (decrease)	51,521	744,935	(1,869,470)	(17,030,762)
Class K
Distributions reinvested	—	—	33	307
Redemptions	—	—	(1,916)	(17,591)
Net decrease	—	—	(1,883)	(17,284)
Class R
Subscriptions	109,170	978,997	146,639	1,337,861
Distributions reinvested	7,543	67,757	6,015	54,853
Redemptions	(155,529)	(1,394,161)	(561,817)	(5,112,298)
Net decrease	(38,816)	(347,407)	(409,163)	(3,719,584)
Class T
Redemptions	(271)	(2,404)	—	—
Net decrease	(271)	(2,404)	—	—
Total net increase (decrease)	(21,709,310)	(191,794,351)	11,749,574	108,184,111
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Floating Rate Fund | Annual Report 2019

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Columbia Floating Rate Fund | Annual Report 2019	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$9.15	0.42	(0.17)	0.25	(0.43)	(0.43)
Year Ended 7/31/2018	$9.06	0.35	0.07	0.42	(0.33)	(0.33)
Year Ended 7/31/2017	$8.89	0.33	0.17	0.50	(0.33)	(0.33)
Year Ended 7/31/2016	$9.03	0.35	(0.14)	0.21	(0.35)	(0.35)
Year Ended 7/31/2015	$9.24	0.35	(0.21)	0.14	(0.35)	(0.35)
Advisor Class
Year Ended 7/31/2019	$9.14	0.44	(0.17)	0.27	(0.45)	(0.45)
Year Ended 7/31/2018	$9.05	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.87	0.35	0.19	0.54	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.14)	0.23	(0.38)	(0.38)
Year Ended 7/31/2015	$9.22	0.37	(0.20)	0.17	(0.37)	(0.37)
Class C
Year Ended 7/31/2019	$9.15	0.35	(0.17)	0.18	(0.36)	(0.36)
Year Ended 7/31/2018	$9.06	0.28	0.07	0.35	(0.26)	(0.26)
Year Ended 7/31/2017	$8.89	0.26	0.18	0.44	(0.27)	(0.27)
Year Ended 7/31/2016	$9.03	0.29	(0.14)	0.15	(0.29)	(0.29)
Year Ended 7/31/2015	$9.24	0.28	(0.21)	0.07	(0.28)	(0.28)
Institutional Class
Year Ended 7/31/2019	$9.14	0.44	(0.17)	0.27	(0.45)	(0.45)
Year Ended 7/31/2018	$9.05	0.37	0.08	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.88	0.34	0.19	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.13)	0.24	(0.38)	(0.38)
Year Ended 7/31/2015	$9.23	0.37	(0.21)	0.16	(0.37)	(0.37)
Institutional 2 Class
Year Ended 7/31/2019	$9.19	0.44	(0.18)	0.26	(0.45)	(0.45)
Year Ended 7/31/2018	$9.09	0.39	0.07	0.46	(0.36)	(0.36)
Year Ended 7/31/2017	$8.92	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.06	0.38	(0.14)	0.24	(0.38)	(0.38)
Year Ended 7/31/2015	$9.27	0.38	(0.21)	0.17	(0.38)	(0.38)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Floating Rate Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$8.97	2.79%	1.02%	1.02%	4.68%	32%	$323,191
Year Ended 7/31/2018	$9.15	4.75%	1.04%	1.03% (c)	3.85%	67%	$386,052
Year Ended 7/31/2017	$9.06	5.74%	1.05%	1.03%	3.58%	76%	$366,211
Year Ended 7/31/2016	$8.89	2.53%	1.08%	1.04% (c)	4.03%	25%	$454,902
Year Ended 7/31/2015	$9.03	1.58%	1.07%	1.05% (c)	3.87%	36%	$556,853
Advisor Class
Year Ended 7/31/2019	$8.96	3.05%	0.77%	0.77%	4.95%	32%	$29,255
Year Ended 7/31/2018	$9.14	5.01%	0.80%	0.78% (c)	4.14%	67%	$35,048
Year Ended 7/31/2017	$9.05	6.13%	0.80%	0.78%	3.84%	76%	$17,868
Year Ended 7/31/2016	$8.87	2.66%	0.84%	0.79% (c)	4.30%	25%	$18,675
Year Ended 7/31/2015	$9.02	1.94%	0.82%	0.80% (c)	4.12%	36%	$11,219
Class C
Year Ended 7/31/2019	$8.97	2.02%	1.77%	1.77%	3.93%	32%	$75,406
Year Ended 7/31/2018	$9.15	3.96%	1.79%	1.78% (c)	3.09%	67%	$89,274
Year Ended 7/31/2017	$9.06	4.96%	1.80%	1.78%	2.83%	76%	$99,233
Year Ended 7/31/2016	$8.89	1.76%	1.84%	1.79% (c)	3.28%	25%	$91,734
Year Ended 7/31/2015	$9.03	0.83%	1.82%	1.80% (c)	3.12%	36%	$100,881
Institutional Class
Year Ended 7/31/2019	$8.96	3.05%	0.77%	0.77%	4.93%	32%	$446,512
Year Ended 7/31/2018	$9.14	5.01%	0.79%	0.78% (c)	4.09%	67%	$534,756
Year Ended 7/31/2017	$9.05	6.01%	0.80%	0.78%	3.82%	76%	$505,884
Year Ended 7/31/2016	$8.88	2.78%	0.84%	0.79% (c)	4.28%	25%	$122,746
Year Ended 7/31/2015	$9.02	1.83%	0.82%	0.80% (c)	4.12%	36%	$105,935
Institutional 2 Class
Year Ended 7/31/2019	$9.00	2.98%	0.74%	0.74%	4.91%	32%	$56,376
Year Ended 7/31/2018	$9.19	5.16%	0.76%	0.74%	4.23%	67%	$103,392
Year Ended 7/31/2017	$9.09	6.04%	0.75%	0.74%	3.86%	76%	$20,485
Year Ended 7/31/2016	$8.92	2.84%	0.75%	0.74%	4.27%	25%	$14,702
Year Ended 7/31/2015	$9.06	1.91%	0.74%	0.74%	4.19%	36%	$46,248
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$9.15	0.45	(0.17)	0.28	(0.46)	(0.46)
Year Ended 7/31/2018	$9.06	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.89	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.03	0.38	(0.13)	0.25	(0.39)	(0.39)
Year Ended 7/31/2015(d)	$9.12	0.06	(0.09)	(0.03)	(0.06)	(0.06)
Class R
Year Ended 7/31/2019	$9.16	0.40	(0.18)	0.22	(0.40)	(0.40)
Year Ended 7/31/2018	$9.07	0.32	0.08	0.40	(0.31)	(0.31)
Year Ended 7/31/2017	$8.90	0.30	0.18	0.48	(0.31)	(0.31)
Year Ended 7/31/2016	$9.04	0.33	(0.14)	0.19	(0.33)	(0.33)
Year Ended 7/31/2015	$9.25	0.33	(0.21)	0.12	(0.33)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Floating Rate Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$8.97	3.13%	0.69%	0.69%	5.02%	32%	$106,005
Year Ended 7/31/2018	$9.15	5.10%	0.70%	0.69%	4.18%	67%	$107,695
Year Ended 7/31/2017	$9.06	6.11%	0.70%	0.70%	3.82%	76%	$123,550
Year Ended 7/31/2016	$8.89	2.88%	0.70%	0.68%	4.39%	25%	$10
Year Ended 7/31/2015(d)	$9.03	(0.28%)	0.70% (e)	0.70% (e)	4.13% (e)	36%	$10
Class R
Year Ended 7/31/2019	$8.98	2.54%	1.27%	1.27%	4.42%	32%	$2,439
Year Ended 7/31/2018	$9.16	4.48%	1.29%	1.28% (c)	3.53%	67%	$2,844
Year Ended 7/31/2017	$9.07	5.48%	1.30%	1.28%	3.33%	76%	$6,526
Year Ended 7/31/2016	$8.90	2.27%	1.34%	1.29% (c)	3.80%	25%	$6,725
Year Ended 7/31/2015	$9.04	1.33%	1.33%	1.30% (c)	3.64%	36%	$4,030
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2019	39

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled
40	Columbia Floating Rate Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Floating Rate Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
July 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
42	Columbia Floating Rate Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Columbia Floating Rate Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
July 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
44	Columbia Floating Rate Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
Class T	0.06 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $866,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00 (a)	355,979
Class C	—	1.00 (b)	27,495
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Floating Rate Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
July 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	1.03%	1.03%
Advisor Class	0.78	0.78
Class C	1.78	1.78
Institutional Class	0.78	0.78
Institutional 2 Class	0.75	0.74
Institutional 3 Class	0.70	0.69
Class R	1.28	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
142,347	(142,347)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
46	Columbia Floating Rate Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
59,549,502	—	59,549,502	43,679,897	—	43,679,897
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
5,094,870	—	(20,953,120)	(17,853,387)
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,049,263,258	9,237,900	(27,091,287)	(17,853,387)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
1,262,368	19,690,752	20,953,120	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $383,038,642 and $547,258,078, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Floating Rate Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
July 31, 2019
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	800,000	2.82	13
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Floating rate loan risk
Floating rate loans are generally subject to legal or contractual restrictions on resale, may trade infrequently on the secondary market, may trade only in the over-the-counter market and are typically subject to extended settlement periods. Each of these factors may result in increased liquidity risk and impaired value when the Fund needs to liquidate such loans. Additionally, portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance. Certain floating rate and other loans may not be fully collateralized and may decline in value. Because rates on certain floating rate loans reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in the Fund’s NAV.
48	Columbia Floating Rate Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 51.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Floating Rate Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
July 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
50	Columbia Floating Rate Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Floating Rate Fund | Annual Report 2019	51

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction
0.49%	0.29%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
52	Columbia Floating Rate Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Floating Rate Fund | Annual Report 2019	53

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
54	Columbia Floating Rate Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Floating Rate Fund | Annual Report 2019	55

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Floating Rate Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Floating Rate Fund | Annual Report 2019	57

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
58	Columbia Floating Rate Fund | Annual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Floating Rate Fund | Annual Report 2019	59

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
60	Columbia Floating Rate Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Floating Rate Fund | Annual Report 2019	61

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Columbia Floating Rate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN149_07_J01_(09/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$415,000	$384,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2019 and July 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$67,747	$75,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal Years 2019 and 2018 also include Tax Fees for foreign tax filings.

During the fiscal years ended July 31, 2019 and July 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$292,700	$300,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 20, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	September 20, 2019